VANGUARD U.S. STOCK
INDEX FUNDS
LARGE-CAPITALIZATION PORTFOLIOS

VANGUARD 500 INDEX FUND
VANGUARD GROWTH INDEX FUND
VANGUARD VALUE INDEX FUND
VANGUARD TOTAL STOCK MARKET INDEX FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS.

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto-- "Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.


                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS

                                        1

                                 THE MARKETS IN
                                   PERSPECTIVE

                                        7

                              PERFORMANCE SUMMARIES

                                        9

                                  FUND PROFILES

                                       16

                              FINANCIAL STATEMENTS

                                       21

                                    REPORT OF
                              INDEPENDENT ACCOUNTANTS

                                       39

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                       [PHOTO]
John J. Brennan               John C. Bogle
Chairman & Ceo                Senior Chairman

Large-capitalization U.S. stocks continued their astounding surge during 1998--despite encountering a severe, yet brief, downturn in the summer. During the twelve months ended December 31, 1998, the four Vanguard large-cap stock index funds earned returns ranging from +14.6% to a spectacular +42.2%. Each provided a close or exact match with its respective unmanaged benchmark index. The returns of three of the four funds outpaced those of comparable mutual funds by wide margins, while our Value Index Fund fell modestly short of its average peer.

---------------------------------------------------------
                                          TOTAL RETURNS
                                            YEAR ENDED
                                        DECEMBER 31, 1998
---------------------------------------------------------
500 INDEX FUND                              +28.6%
S&P 500 Index                               +28.6
---------------------------------------------------------
GROWTH INDEX FUND                           +42.2%
S&P/BARRA Growth Index                      +42.2
---------------------------------------------------------
VALUE INDEX FUND                            +14.6%
S&P/BARRA Value Index                       +14.7
---------------------------------------------------------
TOTAL STOCK MARKET INDEX FUND               +23.3%
Wilshire 5000 Equity Index                  +23.4
---------------------------------------------------------

    The +28.6% return of our flagship 500 Index Fund in 1998 equaled the return of the Standard & Poor's 500 Composite Stock Price Index and topped the returns of more than 83% of all general equity mutual funds during the year, further burnishing the fund's terrific long-term record versus actively managed funds. The +23.3% return of our Total Stock Market Index Fund, which provides exposure to the entire U.S. stock market, surpassed the returns of about seven out of ten general equity funds.

    The adjacent table shows the twelve-month total returns (capital change plus reinvested dividends) achieved by our four large-cap index funds, compared with the returns of their respective unmanaged index benchmarks. Per-share figures for each fund, including net asset values, income dividends, and capital gains distributions, are presented in the table that follows this letter.

    During 1998, we introduced Institutional Shares for our Growth and Value Index Funds. These shares are available for minimum investments of $10 million. (Institutional shares for our Total Stock Market Fund were introduced in July 1997.) From their May 14, 1998, inception through December 31, 1998, the Institutional Shares of our Growth Index Fund returned +20.8%, slightly outpacing the +20.6% gain of the S&P/BARRA Growth Index. The +0.7% return of the Value Index Fund's Institutional Shares from inception on July 2, 1998, through year-end was a hair higher than that of its unmanaged benchmark. The Institutional Shares of the Total Stock Market Index Fund returned +23.4% for the year, exactly matching the return of the Wilshire 5000 Equity Index.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, widening the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

    The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually dipped slightly, and by July 17 the S&P 500 Index had gained 23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline: Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-cap stocks fell nearly -40% from its mid-April peak to its low in October.

    The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Equity Index, which comprises stocks not included in the S&P 500, gained just +8.6%, while the small-cap Russell 2000 Index declined -2.5%. In the entire market, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component gained +42.2% during the year, nearly three times the +14.7% return on its value stocks.

    Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from interest rates, generally rose. Price appreciation accounted for 2 percentage points of the 8.7% total return of the Lehman Brothers Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities, whose prices benefited from a "flight to quality" as many investors shunned riskier securities.

1998 PERFORMANCE OVERVIEW

During 1998, the returns of our 500, Growth, and Total Stock Market Index Funds were far better than those of their average peers, while the Value Index Fund fell about 2 percentage points short of its average peer.

    The VANGUARD 500 INDEX FUND continued its dominance over actively managed equity mutual funds in 1998, earning a total return that was nearly double the +14.5% return of the average general equity mutual fund, which holds a larger share of mid- and small-cap stocks. Within the S&P 500 Index, stocks of big technology companies were, by far, the market leaders during 1998, gaining +83%. Other sectors also notched excellent results, notably health-care and utilities, both of which were up more than +40% for the year. The story was different for companies in the materials & processing sector (-1%) and the producer-durables groups (+2%). By far the worst return came from the "other energy" sector (-36%), which includes drilling and mining companies that were hurt by lower oil prices.

    The companies in the S&P 500 Index account for more than 75% of the market capitalization of our TOTAL STOCK MARKET INDEX FUND, which accordingly also had a strong year. It earned a total return of +23.3% and outpaced the average general equity mutual fund by 8.8 percentage points.

    We'll take this opportunity to stress that the S&P 500 Index is not the ideal measure of the performance of the entire U.S. stock market. The extraordinary returns achieved by the biggest U.S. stocks may have tempted investors to devote an ever larger share of their portfolios to the S&P 500. But while it is a good proxy for large stocks, the S&P 500 excludes some 6,700 companies whose stocks account for about 25% of the market's total capitalization. As such, investors seeking to build a well-diversified investment program should venture beyond the S&P 500 and consider rounding out their portfolios with smaller stocks, international stocks, and bonds in proportions suitable to their objectives, investing time horizon, and temperament for risk.

    The striking disparity between the returns of value and growth stocks during 1998 played an important role in both the absolute and relative returns of our Growth and Value Index Funds. The +42.2% return of the GROWTH INDEX FUND exceeded that of the average growth mutual fund by 19.3 percentage points. Meanwhile, the +14.6% return of the Value Index Fund fell short of the average value mutual fund by 2.4 percentage points. In both cases, our performance relative to similar funds can be explained by the tremendous strength of growth stocks. Simply, our Growth Index Fund holds a bigger share of very large, growth stocks than its average competitor, and the VALUE INDEX FUND holds a smaller stake in large growth stocks than its average peer.

------------------------------------------------------------------
                                        TOTAL RETURNS
                                YEAR ENDED DECEMBER 31, 1998
                           ---------------------------------------
                                           AVERAGE
                           VANGUARD      COMPARABLE
U.S. STOCK INDEX FUND        FUND           FUND*       DIFFERENCE
------------------------------------------------------------------
500                          +28.6%         +14.5%         +14.1%
Growth                       +42.2          +22.9          +19.3
Value                        +14.6          +17.0         -  2.4
Total Stock Market           +23.3          +14.5         +  8.8
------------------------------------------------------------------

* Figures for the average comparable funds are compiled by Lipper, Inc. The Lipper fund groups are: for the 500 and Total Stock Market Index Funds, general equity funds; for the Growth Index Fund, growth funds; for the Value Index Fund, value funds.

    As we have explained in previous reports, the returns of value stocks and growth stocks often diverge, although the difference in returns is rarely so large as the value shortfall of nearly 28 percentage points during the past twelve months. We note that it wasn't too many years ago when growth was the laggard. During 1993, the S&P 500 Index's value stocks gained +18.6%, versus +1.7% for the index's growth stocks. There's no reason to expect that the market's favor has tilted permanently to growth stocks, though we wouldn't hazard to guess when value stocks might take the market lead. A prudent investor should expect that, despite the year-to-year divergences, long-term returns of growth stocks and value stocks will probably be similar. The table above presents the 1998 returns of each of our large-cap index funds and compares them with those of their average peers.

    Vanguard Core Management Group deserves credit for the fine job of keeping our funds so closely in line with their respective unmanaged benchmark indexes. Our funds incur the transaction costs of investing substantial amounts of cash, and also must pay operating expenses (albeit at an extremely low level) that the index does not. These costs are hurdles that we must overcome for our funds to accurately track the performance of their respective indexes. In 1998, Vanguard Core Management's trading efficiencies and strategies actually negated most of these costs. For the year, our 500 and Growth Index Funds exactly matched their targets while our Value and Total Stock Market Index Funds fell a tiny bit short (0.1 percentage point).

    Our low expenses also aid us in the quest to provide returns that surpass those of similar funds. For 1998, the 500 Index Fund had an expense ratio (annual expenses as a percentage of average net assets) of 0.18%, a fraction of the 1.45% charged by the average general equity mutual fund. The expense ratio of our Growth Index Fund was 0.22%; Value Index, 0.22%; and Total Stock Market Index, 0.20%. For mutual fund shareholders, the cost equation is a simple one: the lower the expenses, the less that is deducted from a fund's gross return. Returns, of course, are not predictable, but costs are. Therefore, we believe that our cost advantage is sustainable, regardless of the direction of the financial markets.

    A review of 1998 would not be complete without a reminder that as far as large-cap stocks are concerned, it doesn't get much better than this. Such outstanding returns for a single year are remarkable enough. But for large-cap stocks to register a fourth straight year of 20%-plus returns is unprecedented. It's important to remember that different segments of the financial markets outperform from time to time. Smaller stocks, which have been outshone by large stocks over the past several years, have had their day in the past and certainly will in the future.

LONG-TERM PERFORMANCE OVERVIEW

The table below presents a longer-term look at the performance of Vanguard 500 Index Fund. It provides annualized returns for our fund, the average actively managed stock mutual fund, and the S&P 500 Index over the past decade. It also compares the growth of hypothetical $10,000 investments made in each at the beginning of 1989, assuming that income dividends and capital gains distributions were reinvested. The difference between our 500 Index Fund and its average peer is astounding. Over the past decade, a $10,000 investment in the 500 Fund would have grown to $57,147, compared with $42,342 in the average general equity fund. This advantage is equal to $14,805--nearly 11/2 times the initial investment! Our tiny shortfall versus the S&P 500 Index is accounted for entirely by our expense ratio.


---------------------------------------------------------------------
                                             TOTAL RETURNS
                                             10 YEARS ENDED
                                           DECEMBER 31, 1998
                                     --------------------------------
                                      AVERAGE        FINAL VALUE OF
                                       ANNUAL          A $10,000
                                       RATE        INITIAL INVESTMENT
---------------------------------------------------------------------
VANGUARD 500 INDEX FUND               +19.0%           $57,147
Average General Equity Fund           +15.5             42,342
S&P 500 Index                         +19.2             57,963
---------------------------------------------------------------------

    The table below presents a similar comparison for our other large-cap stock index funds. Since their inceptions in 1992, each fund has built a considerable edge over its average peer and has matched up well with its benchmark index. Indeed, the annualized total return of the Growth Index Fund during the period surpassed that of the average growth mutual fund by an impressive 5.3 percentage points, amassing an advantage of $8,546 on an initial $10,000 investment.


-------------------------------------------------------------------
                                    AVERAGE ANNUAL TOTAL RETURNS
                                      SINCE INCEPTION THROUGH
                                        DECEMBER 31, 1998*
                                   --------------------------------
                                      AVERAGE      FINAL VALUE OF
                                      ANNUAL          A $10,000
                                       RATE      INITIAL INVESTMENT
-------------------------------------------------------------------
GROWTH INDEX FUND                     +22.9%           $35,706
Average Growth Fund                   +17.6             27,160
S&P/BARRA Growth Index                +23.1             36,061
-------------------------------------------------------------------
VALUE INDEX FUND                      +19.7%            30,245
Average Value Fund                    +17.6             27,089
S&P/BARRA Value Index                 +19.8             30,475
-------------------------------------------------------------------
TOTAL STOCK MARKET INDEX FUND         +19.2%           $32,338
Average General Equity Fund           +16.3             27,417
Wilshire 5000 Equity Index            +19.6             32,978
-------------------------------------------------------------------

*For the Growth and Value Index Funds, inception is November 2, 1992; for the
 Total Stock Market Index Fund, inception is April 27, 1992.

    Just as the returns provided by stocks--particularly large-cap stocks--were well above average in 1998, so too were the returns over the past decade. That is sure to change. We are not forecasting a sharp pullback, though one may well occur. Rather, we are suggesting that a wise investor always be aware that the chance of a stock market decline--whether a sharp, quick plunge or an extended slump--is ever-present. That's why it's imperative for investors to build an investment program upon realistic expectations of future returns rather than an extrapolation of the extraordinary returns of the recent past.

    This is especially true when it comes to expectations for the S&P 500 Index. At year-end the index stood at a historically high price level relative to earnings and several other important measures. However, it cannot--and will not--continue to rise forever. Investors who ignore this truism of investing do so at their own peril.

IN SUMMARY

Though large-cap stocks achieved solid gains in 1998, the summer's tumult provided a painful lesson about the risks of investing in equities. It also amply demonstrated the advantages of a balanced investment approach. Investors who held a mix of stock funds, bond funds, and money market funds participated in the market's bounty but were spared some measure of the anxiety felt during the midyear downturn in stocks.

    We have always believed that investors are well served by selecting a balanced mix of assets appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. The events of 1998 further reinforced our belief in balanced investing and in the worth of investing in low-cost index funds as a means of gaining exposure to the markets.

/s/ JOHN C. BOGLE                            /s/ JOHN J. BRENNAN

John C. Bogle                                John J. Brennan
Senior Chairman                              Chairman and
                                             Chief Executive Officer

January 14, 1999

NOTE: You'll observe that we've made minor changes in the names of the 500 Index Fund, Growth Index Fund, Value Index Fund, and Total Stock Market Index Fund. We replaced the word "portfolio" with "fund" and added "index" as part of a broader effort to simplify the names in our fund lineup.

PORTFOLIO STATISTICS
-----------------------------------------------------------------------------------------------------------------------
                                                                                  PERIOD ENDED DECEMBER 31, 1998
                                         NET ASSET VALUE PER SHARE         --------------------------------------------
                                                DECEMBER 31,               DISTRIBUTIONS FROM            DIVIDENDS PER
                                        ---------------------------           NET REALIZED             SHARE FROM NET
U.S. STOCK INDEX FUND                     1997              1998             CAPITAL GAINS            INVESTMENT INCOME
-----------------------------------------------------------------------------------------------------------------------
500                                     $90.07            $113.95              $0.420                     $1.330
Growth                                   22.53              31.67               0.115                      0.219
Value                                    20.85              22.51               0.990                      0.363
Total Stock Market                       22.64              27.42               0.125                      0.329
-----------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
-----------------------------------------------------------------------------------------------------------------------
Growth                                  $26.49*            $31.67              $0.115                     $0.187
Value                                    23.22**            22.51               0.610                      0.236
Total Stock Market                       22.64              27.42               0.125                      0.352
-----------------------------------------------------------------------------------------------------------------------

 *Net asset value as of May 14, 1998.
**Net asset value as of July 2, 1998.

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of Vanguard 500 Index Fund, Vanguard Growth Index Fund, Vanguard Value Index Fund, and Vanguard Total Stock Market Index Fund overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes paid each year by some Vanguard funds. The Vanguard U.S. Stock Index Funds--which include the 500, Growth, Value, and Total Stock Market Index Funds--will not realize any tax savings as a result of the change, but the funds will benefit from the efficiency of being organized the same way as all other Vanguard funds. Approved by 96.35% of the shares voted, as follows:

-----------------------------------------------------------------------
         FOR                    AGAINST                   ABSTAIN
-----------------------------------------------------------------------
     799,176,287              16,745,818                13,498,959
-----------------------------------------------------------------------

2a. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Stock Index Funds to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the funds' investment programs; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

------------------------------------------------------------------------------------
    INDEX FUND                 FOR         AGAINST         ABSTAIN     APPROVED  BY
------------------------------------------------------------------------------------
    500                    306,696,420    10,094,333       8,372,469      94.32%
------------------------------------------------------------------------------------
    Growth                  72,894,056     2,601,317       2,362,185      93.62%
------------------------------------------------------------------------------------
    Value                   56,307,839     1,340,822       1,217,958      95.65%
------------------------------------------------------------------------------------
    Total Stock Market     221,971,887     8,721,285       4,762,897      94.27%
------------------------------------------------------------------------------------

2b. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved as follows:


---------------------------------------------------------------------------------
INDEX FUND                  FOR          AGAINST         ABSTAIN      APPROVED BY
---------------------------------------------------------------------------------
500                     301,269,265     14,889,541      9,004,416         92.65%
---------------------------------------------------------------------------------
Growth                   71,742,353      3,553,835      2,561,370         92.15%
---------------------------------------------------------------------------------
Value                    55,529,402      2,024,451      1,312,765         94.33%
---------------------------------------------------------------------------------
Total Stock Market      221,217,021      9,572,455      4,666,593         93.95%
---------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

    The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

    Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 Index fell by 19.2% during the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

----------------------------------------------------------------------------
                                             AVERAGE ANNUALIZED RETURNS
                                           PERIODS ENDED DECEMBER 31, 1998
                                         -----------------------------------
                                          1 YEAR       3 YEARS       5 YEARS
----------------------------------------------------------------------------
STOCKS
   S&P 500 Index                             28.6%        28.2%        24.1%
   Russell 2000 Index                        -2.5         11.6         11.9
   MSCI EAFE Index                           20.3          9.3          9.5
----------------------------------------------------------------------------
BONDS
   Lehman Aggregate Bond Index                8.7%         7.3%         7.3%
   Lehman 10 Year Municipal Bond Index        6.8          6.8          6.4
   Salomon Smith Barney 3-Month
      U.S. Treasury Bill Index                5.1          5.2          5.1
----------------------------------------------------------------------------
OTHER
   Consumer Price Index                       1.6%         2.2%         2.4%
----------------------------------------------------------------------------

    The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

    Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

    Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

    Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

    The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

    Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

    Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

    Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

    Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

PERFORMANCE SUMMARY
500 INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1978-DECEMBER 31, 1998
---------------------------------------------------------------
                   500 INDEX FUND              S&P 500
FISCAL    CAPITAL     INCOME       TOTAL        TOTAL
YEAR      RETURN      RETURN      RETURN       RETURN
---------------------------------------------------------------
1979        12.1%       5.9%        18.0%        18.4%
1980        25.5        6.4         31.9         32.4
1981        -9.8        4.6         -5.2         -4.9
1982        14.8        6.2         21.0         21.5
1983        16.2        5.1         21.3         22.5
1984         1.5        4.7          6.2          6.3
1985        26.1        5.1         31.2         31.8
1986        14.0        4.1         18.1         18.7
1987         2.3        2.4          4.7          5.3
1988        11.6        4.6         16.2         16.6
1989        26.7        4.7         31.4         31.7
1990        -6.8        3.5         -3.3         -3.1
1991        26.3        3.9         30.2         30.5
1992         4.4        3.0          7.4          7.6
1993         7.1        2.8          9.9         10.1
1994        -1.5        2.7          1.2          1.3
1995        34.4        3.0         37.4         37.6
1996        20.5        2.4         22.9         23.0
1997        31.1        2.1         33.2         33.4
1998        27.0        1.6         28.6         28.6
---------------------------------------------------------------

See Financial Highlights table on page 31 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
----------------------------------------------------------------------
                              Average
                500 Index     General        S&P 500
                Fund*         Equity Fund    Index
1988 12         10000         10000          10000
1989 03         10702         10657          10709
1989 06         11642         11446          11654
1989 09         12872         12536          12902
1989 12         13130         12399          13169
1990 03         12726         12078          12772
1990 06         13516         12792          13576
1990 09         11654         10819          11710
1990 12         12688         11622          12760
1991 03         14522         13572          14613
1991 06         14479         13453          14580
1991 09         15242         14552          15359
1991 12         16515         15760          16647
1992 03         16088         15615          16227
1992 06         16387         15204          16535
1992 09         16890         15751          17057
1992 12         17732         17161          17916
1993 03         18497         17610          18698
1993 06         18575         17852          18789
1993 09         19042         18922          19275
1993 12         19477         19308          19721
1994 03         18726         18566          18973
1994 06         18798         18122          19053
1994 09         19709         19261          19985
1994 12         19697         18984          19982
1995 03         21607         20229          21927
1995 06         23654         22087          24020
1995 09         25530         24170          25929
1995 12         27061         24884          27490
1996 03         28505         26047          28966
1996 06         29771         27374          30266
1996 09         30678         28255          31202
1996 12         33241         29731          33802
1997 03         34111         28868          34708
1997 06         40048         33397          40768
1997 09         43042         37466          43821
1997 12         44261         36973          45080
1998 03         50416         40987          51368
1998 06         52070         40951          53064
1998 09         46886         35083          47786
1998 12         56943         42342          57963


                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                         PERIODS ENDED DECEMBER 31, 1998
                                                        ---------------------------------          FINAL VALUE OF A
                                                        1 YEAR       5 YEARS     10 YEARS         $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------
   500 Index Fund*                                       28.62%       23.96%       19.04%              $57,147
   Average General Equity Fund                           14.52        17.01        15.53                42,342
   S&P 500 Index                                         28.58        24.06        19.21                57,963
--------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------
                                                                                10 YEARS
                           INCEPTION                               ----------------------------------
                             DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
-----------------------------------------------------------------------------------------------------
500 Index Fund*            8/31/1976      28.62%      23.96%          16.04%      3.00%       19.04%
-----------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
GROWTH INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 2, 1992-DECEMBER 31, 1998
-------------------------------------------------------------
                 GROWTH INDEX FUND               S&P*
FISCAL      CAPITAL     INCOME      TOTAL        TOTAL
YEAR        RETURN      RETURN      RETURN       RETURN
-------------------------------------------------------------
1992         2.6%       0.6%         3.2%         3.5%
1993        -0.6        2.1          1.5          1.7
1994         0.8        2.1          2.9          3.1
1995        35.9        2.2         38.1         38.1
1996        22.0        1.7         23.7         24.0
1997        34.8        1.5         36.3         36.5
1998        41.1        1.1         42.2         42.2
-------------------------------------------------------------

*S&P/BARRA Growth Index.

See Financial Highlights table on page 32 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 2, 1992-DECEMBER 31, 1998
----------------------------------------------------------------------
                 Growth         Average          S&P/BARRA
                 Index Fund     Growth Fund      Growth Index
Nov 2, 92        10000          10000            10000
1992 12          10319          10440            10348
1993 03          10257          10707            10297
1993 06          10043          10776            10084
1993 09          10031          11293            10080
1993 12          10466          11561            10521
1994 03          10000          11112            10067
1994 06          9986           10880            10058
1994 09          10698          11453            10776
1994 12          10758          11312            10850
1995 03          11802          12091            11916
1995 06          13019          13301            13148
1995 09          14051          14416            14191
1995 12          14843          14796            14988
1996 03          15477          15515            15637
1996 06          16535          16254            16732
1996 09          17112          16707            17322
1996 12          18357          17643            18580
1997 03          19004          17337            19244
1997 06          22846          20148            23147
1997 09          24175          22308            24506
1997 12          25017          22107            25367
1998 03          29068          24775            29492
1998 06          30756          25262            31219
1998 09          28534          21986            28958
1998 12          35580          27160            36061

                                                 AVERAGE ANNUAL TOTAL RETURNS
                                               PERIODS ENDED DECEMBER 31, 1998
                                           ---------------------------------------
                                                                       SINCE           FINAL VALUE OF A
                                           1 YEAR       5 YEARS      INCEPTION        $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------
Growth Index Fund*                          42.21%       27.79%       22.95%              $35,706
Average Growth Fund                         22.86        18.63        17.61                27,160
S&P/BARRA Growth Index                      42.16        27.94        23.14                36,061
--------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------------------------
                                                                                                   SINCE INCEPTION
                                                 INCEPTION                               ---------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Growth Index Fund*                               11/2/1992      42.21%      27.79%        21.04%        1.91%       22.95%
--------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
GROWTH INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS:
MAY 14, 1998-DECEMBER 31, 1998
----------------------------------------------------------
                  GROWTH INDEX FUND
                 INSTITUTIONAL SHARES              S&P*
FISCAL       CAPITAL     INCOME      TOTAL         TOTAL
PERIOD       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1998**        20.0%       0.8%        20.8%        20.6%
----------------------------------------------------------

 *S&P/BARRA Growth Index.
**Since inception.

See Financial Highlights table on page 32 for dividend and capital gains information since inception.

CUMULATIVE PERFORMANCE: MAY 14, 1998-DECEMBER 31, 1998
-------------------------------------------------------------------------
                Growth Index Fund    Average Growth          S&P/BARRA
                Institutional        Fund                    Growth Index
                Shares
May 14, 98      10000000             10000000                10000000
1998 06         10441710             10169845                10440920
1998 09          9690504              8803018                 9684695
1998 12         12078723             10793380                12060213

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIOD ENDED DECEMBER 31, 1998
                                                      ----------------------------------       FINAL VALUE OF A
                                                              SINCE INCEPTION               $10,000,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Growth Index Fund Institutional Shares                            20.79%                        $12,078,723
Average Growth Fund                                                7.93                          10,793,380
S&P/BARRA Growth Index                                            20.60                          12,060,213
--------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------------------------
                                                                                                 SINCE INCEPTION
                                                                           INCEPTION     ---------------------------------
                                                                             DATE         CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Growth Index Fund Institutional Shares                                     5/14/1998      20.00%        0.79%      20.79%
--------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
VALUE INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: NOVEMBER 2, 1992-DECEMBER 31, 1998
------------------------------------------------------------
                     VALUE INDEX FUND              S&P*
FISCAL       CAPITAL     INCOME      TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN        RETURN
------------------------------------------------------------
1992          3.0%       0.7%         3.7%         3.8%
1993         14.6        3.7         18.3         18.6
1994         -4.0        3.3         -0.7         -0.6
1995         33.0        3.9         36.9         37.0
1996         19.1        2.8         21.9         22.0
1997         27.4        2.4         29.8         30.0
1998         12.8        1.8         14.6         14.7

*S&P/BARRA Value Index.

See Financial Highlights table on page 33 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: NOVEMBER 2, 1992-DECEMBER 31, 1998
----------------------------------------------------------------------
                    Value Index    Average Value   S&P/BARRA
                    Fund           Fund            Value Index
Nov 2, 92           10000          10000           10000
1992 12             10370          10339           10381
1993 03             11315          10804           11340
1993 06             11628          10889           11657
1993 09             12218          11264           12260
1993 12             12265          11511           12311
1994 03             11856          11135           11909
1994 06             11969          11098           12019
1994 09             12266          11591           12327
1994 12             12168          11422           12233
1995 03             13339          12339           13412
1995 06             14492          13351           14580
1995 09             15653          14333           15740
1995 12             16654          15000           16759
1996 03             17707          15799           17830
1996 06             18073          16342           18195
1996 09             18532          16833           18676
1996 12             20286          18136           20445
1997 03             20624          18296           20805
1997 06             23606          21022           23816
1997 09             25756          22918           25999
1997 12             26315          23155           26575
1998 03             29343          25767           29646
1998 06             29495          25969           29799
1998 09             25669          22897           25951
1998 12             30170          27089           30475

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                       PERIODS ENDED DECEMBER 31, 1998
                                                     ------------------------------------
                                                                                SINCE             FINAL VALUE OF A
                                                     1 YEAR       5 YEARS     INCEPTION          $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------
Value Index Fund*                                     14.64%       19.77%       19.68%              $30,245
Average Value Fund                                    16.99        18.67        17.56                27,089
S&P/BARRA Value Index                                 14.67        19.88        19.82                30,475
-------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998

----------------------------------------------------------------------------------------------------------------------------
                                                                                                SINCE INCEPTION
                                                 INCEPTION                             -------------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
----------------------------------------------------------------------------------------------------------------------------
Value Index Fund*                                11/2/1992      14.64%      19.77%        16.62%        3.06%      19.68%
----------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
VALUE INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.


TOTAL INVESTMENT RETURNS:

JULY 2, 1998-DECEMBER 31, 1998
----------------------------------------------------------
                     VALUE INDEX FUND
                   INSTITUTIONAL SHARES            S&P*
FISCAL       CAPITAL     INCOME       TOTAL        TOTAL
PERIOD       RETURN      RETURN      RETURN        RETURN
----------------------------------------------------------
1998**       -0.4%        1.1%        0.7%         0.6%
----------------------------------------------------------

 *S&P/BARRA Value Index.

**Since inception.

See Financial Highlights table on page 33 for dividend and capital gains information since inception.

CUMULATIVE PERFORMANCE: JULY 2, 1998-DECEMBER 31, 1998
------------------------------------------------------------------
                Value Index Fund
                Institutional      Average Value      S&P/BARRA
                Shares             Fund               Value Index
Jul 2, 98       10000000           10000000           10000000
1998 09          8569356            8670633            8569430
1998 12         10069366           10243487           10063489


                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                         PERIOD ENDED DECEMBER 31, 1998
                                                       ----------------------------------      FINAL VALUE OF A
                                                                SINCE INCEPTION             $10,000,000 INVESTMENT
------------------------------------------------------------------------------------------------------------------
Value Index Fund Institutional Shares                               0.69%                       $10,069,366
Average Value Fund                                                  2.43                         10,243,487
S&P/BARRA Value Index                                               0.63                         10,063,489
------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                                           INCEPTION    -----------------------------------
                                                                             DATE         CAPITAL      INCOME       TOTAL
---------------------------------------------------------------------------------------------------------------------------
Value Index Fund Institutional Shares                                      7/2/1998       -0.38%        1.07%       0.69%
---------------------------------------------------------------------------------------------------------------------------

PERFORMANCE SUMMARY
TOTAL STOCK MARKET INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: APRIL 27, 1992-DECEMBER 31, 1998
------------------------------------------------------------
      TOTAL STOCK MARKET INDEX FUND              WILSHIRE
                                                   5000
FISCAL       CAPITAL     INCOME       TOTAL       TOTAL
YEAR         RETURN      RETURN      RETURN       RETURN
------------------------------------------------------------
1992           8.1%       2.3%        10.4%        10.7%
1993           8.1        2.5         10.6         11.2
1994          -2.5        2.3         -0.2         -0.1
1995          33.1        2.7         35.8         36.4
1996          18.9        2.1         21.0         21.3
1997          29.0        2.0         31.0         31.3
1998          21.7        1.6         23.3         23.4

See Financial Highlights table on page 34 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: APRIL 27, 1992-DECEMBER 31, 1998
---------------------------------------------------------------------------
                Total Stock
                Market Equity    Average General     Willshire 5000
                Fund             Equity Fund         Equity Index
Apr 27, 92      10000            10000               10000
1992 06         10010            9928                10012
1992 09         10307            10209               10315
1992 12         11037            11112               11069
1993 03         11474            11477               11531
1993 06         11555            11658               11628
1993 09         11976            12264               12093
1993 12         12202            12502               12312
1994 03         11748            12101               11852
1994 06         11641            11834               11757
1994 09         12294            12483               12397
1994 12         12176            12292               12300
1995 03         13289            13185               13409
1995 06         14515            14423               14664
1995 09         15811            15665               16003
1995 12         16528            16112               16780
1996 03         17439            16977               17732
1996 06         18179            17876               18520
1996 09         18688            18313               19035
1996 12         19989            19251               20349
1997 03         20119            18815               20464
1997 06         23499            21808               23921
1997 09         25789            24283               26271
1997 12         26180            23940               26728
1998 03         29655            26714               30283
1998 06         30199            26741               30850
1998 09         26553            22738               27151
1998 12         32272            27417               32978


                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED DECEMBER 31, 1998
                                                    --------------------------------------
                                                                                SINCE            FINAL VALUE OF A
                                                     1 YEAR       5 YEARS     INCEPTION         $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund*                        23.26%       21.50%       19.22%              $32,338
Average General Equity Fund                           14.52        17.01        16.30                27,417
Wilshire 5000 Equity Index                            23.39        21.78        19.57                32,978
------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------------------------
                                                                                                  SINCE INCEPTION
                                                 INCEPTION                              ----------------------------------
                                                   DATE        1 YEAR       5 YEARS       CAPITAL      INCOME       TOTAL
--------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund*                   4/27/1992      23.26%      21.50%        16.87%        2.35%      19.22%
--------------------------------------------------------------------------------------------------------------------------

*Total return figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JULY 7, 1997-DECEMBER 31, 1998
--------------------------------------------------------------
              TOTAL STOCK MARKET INDEX FUND        WILSHIRE
                  INSTITUTIONAL SHARES               5000
FISCAL       CAPITAL     INCOME       TOTAL         TOTAL
YEAR         RETURN      RETURN      RETURN         RETURN
--------------------------------------------------------------
1997          7.6%        1.0%         8.6%         8.8%
1998         21.7%        1.7%        23.4%        23.4%

See Financial Highlights table on page 34 for dividend and capital gains information since inception.

CUMULATIVE PERFORMANCE: JULY 7, 1997-DECEMBER 31, 1998
-------------------------------------------------------------------------------
                 Total Stock Market
                 Index Fund              Average General         Willshire 5000
                 Institutional Index     Equity Fund             Equity Index
Jul 7, 97        10000000                10000000                10000000
1997 09          10691227                10909750                10698798
1997 12          10859588                10748130                10884894
1998 03          12306072                12028232                12332732
1998 06          12532590                12011035                12563955
1998 09          11022639                10215890                11057291
1998 12          13398011                12308759                13430560

                                                                AVERAGE ANNUAL TOTAL RETURNS
                                                               PERIODS ENDED DECEMBER 31, 1998
                                                             ------------------------------------       FINAL VALUE OF A
                                                                                        SINCE             $10,000,000
                                                                1 YEAR                 INCEPTION           INVESTMENT
------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund Institutional Shares              23.37%                  21.77%              $13,398,011
Average General Equity Fund                                     14.52                   15.01                12,308,759
Wilshire 5000 Equity Index                                      23.39                   21.97                13,430,560
------------------------------------------------------------------------------------------------------------------------

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------------------------------
                                                                                                       SINCE INCEPTION
                                                              INCEPTION                       ----------------------------------
                                                                DATE            1 YEAR          CAPITAL      INCOME      TOTAL
--------------------------------------------------------------------------------------------------------------------------------
Total Stock Market Index Fund Institutional Shares             7/7/1997         23.37%          19.88%        1.89%      21.77%
--------------------------------------------------------------------------------------------------------------------------------

FUND PROFILE
500 INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 17.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------
                                500 INDEX          S&P 500
-----------------------------------------------------------
Number of Stocks                       513             500
Median Market Cap                   $60.3B          $60.3B
Price/Earnings Ratio                 28.0x           28.0x
Price/Book Ratio                      4.9x            4.9x
Yield                                 1.2%            1.3%
Return on Equity                     22.5%           22.5%
Earnings Growth Rate                 17.2%           17.2%
Foreign Holdings                      1.6%            1.6%
Turnover Rate                           6%              --
Expense Ratio                        0.18%              --
Cash Reserves                         0.1%              --

INVESTMENT FOCUS
------------------------------------------------
[GRAPH]



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Microsoft Corp.                                    3.4%
General Electric Co.                               3.3
Intel Corp.                                        2.0
Wal-Mart Stores, Inc.                              1.8
Exxon Corp.                                        1.8
Merck & Co., Inc.                                  1.8
International Business Machines Corp.              1.7
The Coca-Cola Co.                                  1.6
Pfizer, Inc.                                       1.6
Cisco Systems, Inc.                                1.5
-------------------------------------------------------
Top Ten                                           20.5%

VOLATILITY MEASURES
----------------------------------------------------------
                               500 INDEX         S&P 500
----------------------------------------------------------
R-Squared                          1.00            1.00
Beta                               1.00            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------------------
                                                            DECEMBER 31, 1997              DECEMBER 31, 1998
                                                          --------------------------------------------------------
                                                               500 INDEX              500 INDEX          S&P 500
                                                          --------------------------------------------------------
Auto & Transportation                                             3.5%                    2.5%              2.5%
Consumer Discretionary                                            9.8                    12.0              12.0
Consumer Staples                                                 11.5                     9.8               9.8
Financial Services                                               17.7                    16.2              16.2
Health Care                                                      11.4                    12.5              12.5
Integrated Oils                                                   7.2                     5.2               5.2
Other Energy                                                      1.4                     0.9               0.9
Materials & Processing                                            6.1                     3.7               3.7
Producer Durables                                                 4.0                     3.2               3.2
Technology                                                       11.2                    16.6              16.6
Utilities                                                        10.6                    11.7              11.7
Other                                                             5.6                     5.7               5.7
------------------------------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
GROWTH INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                              GROWTH INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       129             500
Median Market Cap                  $112.8B          $60.3B
Price/Earnings Ratio                 38.7x           28.0x
Price/Book Ratio                     11.1x            4.9x
Yield                                 0.8%            1.3%
Yield--Institutional Shares           0.9%            1.3%
Return on Equity                     27.3%           22.5%
Earnings Growth Rate                 21.0%           17.2%
Foreign Holdings                      1.0%            1.6%
Turnover Rate                          29%              --
Expense Ratio                        0.22%              --
Expense Ratio--
  Institutional Shares              0.12%*              --
Cash Reserves                         0.1%              --

*Annualized.

INVESTMENT FOCUS
-----------------------
[GRAPH]



TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Microsoft Corp.                                    6.5%
General Electric Co.                               6.4
Intel Corp.                                        3.6
Wal-Mart Stores, Inc.                              3.5
Merck & Co., Inc.                                  3.4
International Business Machines Corp.              3.3
The Coca-Cola Co.                                  3.2
Pfizer, Inc.                                       3.1
Cisco Systems, Inc.                                2.8
Lucent Technologies, Inc.                          2.8
-------------------------------------------------------
Top Ten                                           38.6%

VOLATILITY MEASURES
-----------------------------------------------------
                         GROWTH INDEX         S&P 500
-----------------------------------------------------
R-Squared                        0.96            1.00
Beta                             1.02            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------------------------------
                                                          DECEMBER 31, 1997                  DECEMBER 31, 1998
                                                     ----------------------------------------------------------------
                                                              GROWTH INDEX             GROWTH INDEX         S&P 500
                                                     ----------------------------------------------------------------
Auto & Transportation                                             0.3%                     0.1%              2.5%
Consumer Discretionary                                            7.8                     11.5              12.0
Consumer Staples                                                 21.1                     16.9               9.8
Financial Services                                               10.5                      7.8              16.2
Health Care                                                      20.0                     22.0              12.5
Integrated Oils                                                   0.0                      0.0               5.2
Other Energy                                                      1.6                      0.0               0.9
Materials & Processing                                            5.1                      0.7               3.7
Producer Durables                                                 2.4                      1.6               3.2
Technology                                                       16.8                     24.6              16.6
Utilities                                                         7.2                      7.2              11.7
Other                                                             7.2                      7.6               5.7
---------------------------------------------------------------------------------------------------------------------

FUND PROFILE
VALUE INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 17.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                               VALUE INDEX         S&P 500
----------------------------------------------------------
Number of Stocks                       389             500
Median Market Cap                   $25.3B          $60.3B
Price/Earnings Ratio                 21.4x           28.0x
Price/Book Ratio                      3.0x            4.9x
Yield                                 1.6%            1.3%
Yield--Institutional Shares           1.7%            1.3%
Return on Equity                     17.4%           22.5%
Earnings Growth Rate                 12.9%           17.2%
Foreign Holdings                      2.2%            1.6%
Turnover Rate                          33%              --
Expense Ratio                        0.22%              --
Expense Ratio--
  Institutional Shares              0.12%*              --
Cash Reserves                         0.0%              --

*Annualized.

INVESTMENT FOCUS
-----------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Exxon Corp.                                        3.7%
AT&T Corp.                                         3.0
Citigroup, Inc.                                    2.4
Royal Dutch Petroleum Co. ADR                      2.2
BankAmerica Corp.                                  2.2
BellSouth Corp.                                    2.0
Bell Atlantic Corp.                                1.7
Time Warner, Inc.                                  1.7
Fannie Mae                                         1.6
Compaq Computer Corp.                              1.5
-------------------------------------------------------
Top Ten                                          22.0%

VOLATILITY MEASURES
-------------------------------------------------------
                           VALUE INDEX          S&P 500
-------------------------------------------------------
R-Squared                         0.95             1.00
Beta                              0.98             1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1997               DECEMBER 31, 1998
                                                         --------------------------------------------------------------
                                                                VALUE INDEX             VALUE INDEX          S&P 500
                                                         --------------------------------------------------------------
Auto & Transportation                                             6.8%                    5.2%               2.5%
Consumer Discretionary                                           12.0                    12.9               12.0
Consumer Staples                                                  1.5                     2.2                9.8
Financial Services                                               25.3                    25.3               16.2
Health Care                                                       2.6                     2.2               12.5
Integrated Oils                                                  14.6                    11.0                5.2
Other Energy                                                      1.2                     1.9                0.9
Materials & Processing                                            7.1                     7.0                3.7
Producer Durables                                                 5.7                     5.0                3.2
Technology                                                        5.4                     7.5               16.6
Utilities                                                        14.2                    16.2               11.7
Other                                                             3.6                     3.6                5.7
-----------------------------------------------------------------------------------------------------------------------

FUND PROFILE
TOTAL STOCK MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 17.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------
                               TOTAL STOCK        WILSHIRE
                              MARKET INDEX            5000
----------------------------------------------------------
Number of Stocks                     3,135           7,234
Median Market Cap                   $29.2B          $29.2B
Price/Earnings Ratio                 26.1x           26.1x
Price/Book Ratio                      4.3x            4.3x
Yield                                 1.3%            1.3%
Yield--Institutional Shares           1.4%            1.3%
Return on Equity                     21.2%           21.2%
Earnings Growth Rate                 17.5%           17.5%
Foreign Holdings                      0.0%            0.0%
Turnover Rate                           3%              --
Expense Ratio                        0.20%              --
Expense Ratio--
  Institutional Shares               0.10%              --
Cash Reserves                         0.3%              --


INVESTMENT FOCUS
----------------------
[GRAPH]


TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
-------------------------------------------------------
Microsoft Corp.                                    2.6%
General Electric Co.                               2.5
Intel Corp.                                        1.5
Wal-Mart Stores, Inc.                              1.4
Exxon Corp.                                        1.4
Merck & Co., Inc.                                  1.3
International Business Machines Corp.              1.3
The Coca-Cola Co.                                  1.3
Pfizer, Inc.                                       1.2
Lucent Technologies, Inc.                          1.1
-------------------------------------------------------
Top Ten                                           15.6%

VOLATILITY MEASURES
----------------------------------------------------------
                              TOTAL STOCK
                              MARKET INDEX         S&P 500
----------------------------------------------------------
R-Squared                             0.97            1.00
Beta                                  1.01            1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
-----------------------------------------------------------------------------------------------------------------------
                                                              DECEMBER 31, 1997               DECEMBER 31, 1998
                                                        ---------------------------------------------------------------
                                                               TOTAL STOCK            TOTAL STOCK            WILSHIRE
                                                               MARKET INDEX           MARKET INDEX             5000
                                                        ---------------------------------------------------------------
Auto & Transportation                                             3.5%                   2.8%                  2.8%
Consumer Discretionary                                           12.1                   14.0                  14.0
Consumer Staples                                                  9.1                    8.0                   8.0
Financial Services                                               20.2                   17.9                  17.9
Health Care                                                      10.6                   11.8                  11.8
Integrated Oils                                                   4.3                    3.5                   3.5
Other Energy                                                      2.5                    1.3                   1.3
Materials & Processing                                            6.1                    4.2                   4.2
Producer Durables                                                 4.5                    3.7                   3.7
Technology                                                       11.9                   16.6                  16.6
Utilities                                                        10.2                   11.2                  11.2
Other                                                             5.0                    5.0                   5.0
-----------------------------------------------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1998

[PHOTO]

The Statements of Net Assets--integral parts of the Financial Statements for the Vanguard 500 Index, Growth Index, Value Index, and Total Stock Market Index Funds--are included as an insert to this report (except for the 500 Index Fund, whose Statement of Net Assets is provided below).

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

       At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
500 INDEX FUND                          SHARES         (000)
------------------------------------------------------------
COMMON STOCKS (99.4%)(1)
------------------------------------------------------------
-  Microsoft Corp.                  18,451,523 $   2,558,996
   General Electric Co.             24,244,671     2,474,472
   Intel Corp.                      12,330,944     1,461,988
   Wal-Mart Stores, Inc.            16,666,144     1,357,249
   Exxon Corp.                      18,028,936     1,318,366
   Merck & Co., Inc.                 8,812,465     1,301,491
   International Business
    Machines Corp.                   6,903,565     1,275,434
   The Coca-Cola Co.                18,238,884     1,219,725
   Pfizer, Inc.                      9,604,512     1,204,766
-  Cisco Systems, Inc.              11,672,217     1,083,328
   Lucent Technologies, Inc.         9,724,477     1,069,692
   AT&T Corp.                       13,364,806     1,005,702
   Bristol-Myers Squibb Co.          7,347,641       983,206
   MCI WorldCom, Inc.               13,544,529       971,820
   Philip Morris Cos., Inc.         18,004,620       963,247
   Procter & Gamble Co.              9,821,950       896,867
   Johnson & Johnson                 9,942,479       833,925
   Citigroup, Inc.                  16,831,601       833,164
   SBC Communications Inc.          14,472,292       776,077
   BankAmerica Corp.                12,843,296       772,203
   Royal Dutch Petroleum
    Co. ADR                         15,854,863       759,052
   American International
    Group, Inc.                      7,768,486       750,630
   Eli Lilly & Co.                   8,132,407       722,768
   BellSouth Corp.                  14,489,600       722,669
   Home Depot, Inc.                 11,557,682       707,186
-  Dell Computer Corp.               9,420,698       689,477
   Bell Atlantic Corp.              11,479,208       608,398
   Schering-Plough Corp.            10,873,435       600,757
   Fannie Mae                        7,687,777       568,896
   Time Warner, Inc.                 9,078,202       563,416
   Abbott Laboratories              11,236,543       550,591
   American Home
    Products Corp.                   9,746,887       548,872
   Compaq Computer Corp.            12,578,013       527,490
   Ford Motor Co.                    8,970,605       526,462
   Hewlett-Packard Co.               7,688,141       525,196
   Ameritech Corp.                   8,162,791       517,317
   Mobil Corp.                       5,779,488       503,538
   Wells Fargo Co.                  11,965,053       477,854
   GTE Corp.                         7,139,773       464,085
   Warner-Lambert Co.                6,073,597       456,659
   The Walt Disney Co.              15,184,472       455,534
   First Union Corp.                 7,342,993       446,546
-  America Online, Inc.              2,788,025       446,084
   PepsiCo, Inc.                    10,864,402       444,761
   E.I. du Pont de Nemours & Co.     8,347,688       442,949
   Bank One Corp.                    8,659,684       442,185
   The Chase Manhattan Corp.         6,257,699       425,915
   Chevron Corp.                     4,836,219       401,104
   Gillette Co.                      8,203,388       396,326
   Unilever NV ADR                   4,734,153       392,639
   McDonald's Corp.                  5,005,005       383,509

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
500 INDEX FUND                          SHARES         (000)
------------------------------------------------------------
   Tyco International Ltd.           4,764,824   $   359,446
   General Motors Corp.              4,849,957       347,075
   American Express Co.              3,343,258       341,848
   Freddie Mac                       5,018,523       323,381
-  EMC Corp.                         3,710,706       315,410
-  Oracle Corp.                      7,179,927       309,634
-  AirTouch Communications, Inc.     4,233,071       305,310
   Morgan Stanley
    Dean Witter & Co.                4,285,453       304,267
   Xerox Corp.                       2,423,915       286,022
   Motorola, Inc.                    4,446,739       271,529
   Medtronic, Inc.                   3,626,008       269,231
   Sprint Corp.                      3,194,203       268,712
   Texas Instruments, Inc.           2,891,660       247,418
   The Gap, Inc.                     4,307,443       242,294
   Northern Telecom Ltd.             4,825,173       241,862
   The Boeing Co.                    7,403,988       241,555
   U S West, Inc.                    3,725,902       240,786
-  Sun Microsystems, Inc.            2,811,305       240,718
   Allstate Corp.                    6,092,714       235,331
   Anheuser-Busch Cos., Inc.         3,537,851       232,171
   The Bank of New York Co., Inc.    5,641,594       227,074
   Associates First Capital Corp.    5,346,810       226,571
-  Tele-Communications-
    TCI Group A                      3,980,076       220,148
   Monsanto Co.                      4,630,728       219,960
-  Safeway, Inc.                     3,597,346       219,213
   Kimberly-Clark Corp.              4,017,984       218,980
   Walgreen Co.                      3,689,984       216,095
   Pharmacia & Upjohn, Inc.          3,759,074       212,858
   Minnesota Mining &
    Manufacturing Co.                2,979,316       211,904
-  MediaOne Group, Inc.              4,505,286       211,748
   Texaco Inc.                       3,959,665       209,367
   Colgate-Palmolive Co.             2,167,580       201,314
   Waste Management, Inc.            4,238,898       197,639
   Emerson Electric Co.              3,251,602       196,722
-  Amgen, Inc.                       1,877,639       196,331
   U.S. Bancorp                      5,372,183       190,713
   Sara Lee Corp.                    6,761,846       190,600
   Fleet Financial Group, Inc.       4,215,256       188,369
-  Viacom Inc. Class B               2,518,387       186,361
   Schlumberger Ltd.                 4,031,471       185,952
   AlliedSignal Inc.                 4,151,538       183,965
   Electronic Data Systems Corp.     3,653,710       183,599
   United Technologies Corp.         1,680,830       182,790
   Campbell Soup Co.                 3,312,642       182,195
   Automatic Data
    Processing, Inc.                 2,227,832       178,644
   National City Corp.               2,445,954       177,332
   Carnival Corp.                    3,679,908       176,636
   Dayton Hudson Corp.               3,251,034       176,369
   Merrill Lynch & Co., Inc.         2,625,373       175,244
   Eastman Kodak Co.                 2,399,677       172,777
   CBS Corp.                         5,251,699       171,993
   Duke Energy Corp.                 2,679,788       171,674
   Computer Associates
    International, Inc.              4,015,693       171,169
   Washington Mutual, Inc.           4,384,027       167,415
   Charles Schwab Corp.              2,966,465       166,678
   CVS Corp.                         2,882,190       158,520
   Atlantic Richfield Co.            2,369,000       154,577
   H.J. Heinz Co.                    2,670,799       151,234
   Dow Chemical Co.                  1,652,733       150,295
   Southern Co.                      5,147,500       149,599
   American General Corp.            1,874,303       146,196
   Household International, Inc.     3,605,439       142,866
   Fifth Third Bancorp               1,976,274       140,933
   SunTrust Banks, Inc.              1,836,887       140,522
   Enron Corp.                       2,453,183       139,985
   MBNA Corp.                        5,545,584       138,293
   J.P. Morgan & Co., Inc.           1,309,183       137,546
   Baxter International, Inc.        2,116,057       136,089
   Gannett Co., Inc.                 2,099,456       135,415
   Pitney Bowes, Inc.                2,024,471       133,742
   Lowe's Cos., Inc.                 2,608,331       133,514
   Mellon Bank Corp.                 1,937,043       133,172
   Firstar Corp.                     1,426,311       133,004
   Wachovia Corp.                    1,506,976       131,766
   SunAmerica Inc.                   1,600,532       129,843
   Lockheed Martin Corp.             1,457,146       123,493
   Guidant Corp.                     1,112,308       122,632
   Caterpillar, Inc.                 2,655,259       122,142
   ALLTEL Corp.                      2,022,435       120,967
   Sears, Roebuck & Co.              2,843,671       120,856
-  Cendant Corp.                     6,332,835       120,720
   PNC Bank Corp.                    2,227,805       120,580
-  3Com Corp.                        2,647,329       118,633
   CIGNA Corp.                       1,532,771       118,502
   Columbia/HCA
    Healthcare Corp.                 4,772,604       118,122
   Burlington Northern
    Santa Fe Corp.                   3,494,075       117,925
-  Applied Materials, Inc.           2,729,069       116,497
   Albertson's, Inc.                 1,819,684       115,891
-  Costco Cos., Inc.                 1,597,046       115,287
   Comcast Corp. Class A Special     1,962,809       115,192
-  The Kroger Co.                    1,892,407       114,491
   ConAgra, Inc.                     3,614,283       113,850
   Bestfoods                         2,120,360       112,909
   Cardinal Health, Inc.             1,477,635       112,116
   Marsh & McLennan Cos., Inc.       1,906,319       111,401
   The Seagram Co. Ltd.              2,916,706       110,835
   KeyCorp                           3,372,500       107,920
   Illinois Tool Works, Inc.         1,843,955       106,949
-  Clear Channel
    Communications, Inc.             1,954,333       106,511
-  Ascend Communications, Inc.       1,608,325       105,747
   First Data Corp.                  3,304,034       104,697
   May Department Stores Co.         1,733,334       104,650
   Coca-Cola Enterprises, Inc.       2,913,076       104,142
   Raytheon Co. Class B              1,949,900       103,832
   Aluminum Co. of America           1,375,074       102,529
   Kellogg Co.                       3,002,865       102,473
   International Paper Co.           2,266,527       101,569
-  Staples, Inc.                     2,297,676       100,380
   Williams Cos., Inc.               3,173,045        98,959
   HBO & Co.                         3,429,090        98,372
-  Tellabs, Inc.                     1,429,092        97,982
   Texas Utilities Co.               2,093,168        97,725
-  FDX Corp.                         1,091,799        97,170
   Halliburton Co.                   3,238,101        95,929

-------------------------------------------------------------
                                                       MARKET
                                                       VALUE*
500 INDEX FUND                        SHARES            (000)
-------------------------------------------------------------
   The Hartford Financial
    Services Group Inc.              1,728,122   $    94,831
   Rite Aid Corp.                    1,912,992        94,813
   Consolidated Edison Inc.          1,730,936        91,523
   Progressive Corp. of Ohio           538,623        91,229
   Textron, Inc.                     1,181,324        89,707
   The Clorox Co.                      765,821        89,457
   IMS Health, Inc.                  1,185,614        89,440
   Norfolk Southern Corp.            2,802,029        88,789
   General Mills, Inc.               1,141,118        88,722
   PG&E Corp.                        2,815,855        88,699
   BB&T Corp.                        2,177,711        87,789
   J.C. Penney Co., Inc.             1,871,891        87,745
   NIKE, Inc. Class B                2,122,701        86,102
   Avon Products, Inc.               1,942,952        85,976
   BankBoston Corp.                  2,171,383        84,548
   AMP, Inc.                         1,618,637        84,270
   Aetna Inc.                        1,069,564        84,094
   Loews Corp.                         850,333        83,545
   State Street Corp.                1,191,344        82,873
   FPL Group, Inc.                   1,342,099        82,707
   Union Pacific Corp.               1,824,908        82,235
   Interpublic Group of Cos., Inc.   1,028,434        82,018
   Phillips Petroleum Co.            1,910,984        81,456
-  AMR Corp.                         1,350,900        80,210
   The Chubb Corp.                   1,226,282        79,555
-  Micron Technology, Inc.           1,572,018        79,485
   Providian Financial Corp.         1,050,748        78,806
   Comerica, Inc.                    1,152,512        78,587
   Becton, Dickinson & Co.           1,823,855        77,856
-  Boston Scientific Corp.           2,887,377        77,418
   Corning, Inc.                     1,709,562        76,930
   Wrigley, (Wm.) Jr. Co.              856,611        76,720
   PPG Industries, Inc.              1,312,305        76,442
   Archer-Daniels-Midland Co.        4,429,328        76,129
   Computer Sciences Corp.           1,165,122        75,078
   Weyerhaeuser Co.                  1,473,962        74,896
   American Stores Co.               2,025,151        74,804
   The McGraw-Hill Cos., Inc.          733,820        74,758
   Ralston-Ralston Purina Group      2,303,128        74,564
   Edison International              2,608,797        72,720
   Service Corp. International       1,907,272        72,596
   Omnicom Group Inc.                1,250,972        72,556
   Masco Corp.                       2,514,367        72,288
-  Sprint PCS                        3,107,357        71,858
   Northern Trust Corp.                821,064        71,689
-  Kohls Corp.                       1,164,671        71,554
   Conseco Inc.                      2,332,264        71,280
   RJR Nabisco Holdings Corp.        2,400,377        71,261
-  BMC Software, Inc.                1,585,950        70,674
   Honeywell, Inc.                     935,370        70,445
   Aon Corp.                         1,254,852        69,487
   TJX Cos., Inc.                    2,378,583        68,979
   Rockwell International Corp.      1,417,636        68,844
-  Fred Meyer Inc.                   1,141,568        68,779
   PECO Energy Corp.                 1,652,252        68,775
   Public Service Enterprise
    Group, Inc.                      1,714,861        68,594
   USX-Marathon Group                2,273,443        68,487
   Air Products & Chemicals, Inc.    1,708,480        68,339
   Houston Industries, Inc.          2,126,110        68,301
   Sysco Corp.                       2,488,521        68,279
   Dominion Resources, Inc.          1,448,635        67,724
   CSX Corp.                         1,621,055        67,274
-  Federated Department
    Stores, Inc.                     1,542,481        67,194
   American Electric
    Power Co., Inc.                  1,415,381        66,611
   Hershey Foods Corp.               1,055,773        65,656
   Fort James Corp.                  1,626,024        65,041
   Regions Financial Corp.           1,612,813        65,017
-  Unisys Corp.                      1,873,979        64,535
-  AES Corp.                         1,340,591        63,511
-  Solectron Corp.                     681,800        63,365
   Unicom Corp.                      1,607,807        62,001
   Paychex, Inc.                     1,202,969        61,878
   Lincoln National Corp.              744,970        60,948
   Bankers Trust Corp.                 712,131        60,843
   St. Paul Cos., Inc.               1,743,934        60,602
   Dover Corp.                       1,644,179        60,218
-  Tenet Healthcare Corp.            2,278,037        59,798
   The Quaker Oats Co.               1,004,961        59,795
   Franklin Resources Corp.          1,866,580        59,731
   UNUM Corp.                        1,022,805        59,706
   United Healthcare Corp.           1,377,256        59,308
   SLM Holding Corp.                 1,234,582        59,260
   Deere & Co.                       1,781,286        59,005
   Tribune Co.                         893,538        58,974
-  Gateway 2000, Inc.                1,148,348        58,781
   Jefferson-Pilot Corp.               781,772        58,633
   The Goodyear Tire & Rubber Co.    1,158,268        58,420
   Ingersoll-Rand Co.                1,222,341        57,374
   FirstEnergy Corp.                 1,750,301        56,994
   Entergy Corp.                     1,823,274        56,749
-  Tricon Global Restaurants, Inc.   1,124,024        56,342
   Summit Bancorp.                   1,287,218        56,235
   Delta Air Lines, Inc.             1,080,501        56,186
   Capital One Financial Corp.         487,515        56,064
-  Kmart Corp.                       3,636,406        55,682
   Southwest Airlines Co.            2,474,285        55,517
   Coastal Corp.                     1,576,292        55,072
   General Dynamics Corp.              937,940        54,987
-  Seagate Technology                1,807,886        54,689
   Mercantile Bancorp, Inc.          1,169,341        53,936
   Barrick Gold Corp.                2,758,019        53,781
   Transamerica Corp.                  463,509        53,535
   Marriott International, Inc.
    Class A                          1,843,928        53,474
   Carolina Power & Light Co.        1,120,680        52,742
   Unocal Corp.                      1,790,356        52,256
   TRW, Inc.                           903,945        50,790
   Dana Corp.                        1,221,715        49,938
-  NEXTEL Communications, Inc.       2,106,261        49,760
   Newell Co.                        1,198,782        49,450
   Winn-Dixie Stores, Inc.           1,100,445        49,382
   Mattel, Inc.                      2,157,406        49,216
   The Limited, Inc.                 1,687,865        49,159
-  HEALTHSOUTH Corp.                 3,125,003        48,242
   MBIA, Inc.                          734,058        48,127
   Pioneer Hi-Bred
    International, Inc.              1,780,954        48,086
   UST, Inc.                         1,369,375        47,757

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
500 INDEX FUND                          SHARES         (000)
------------------------------------------------------------
   Synovus Financial Corp.           1,955,570   $    47,667
-  Novell, Inc.                      2,605,548        47,226
   Burlington Resources, Inc.        1,313,698        47,047
   Huntington Bancshares Inc.        1,560,644        46,917
   New York Times Co. Class A        1,350,136        46,833
   Danaher Corp.                       858,659        46,636
   PacifiCorp                        2,196,992        46,274
   DTE Energy Co.                    1,075,628        46,118
   Union Planters Corp.              1,009,215        45,730
   Alcan Aluminium Ltd.              1,680,301        45,473
   Sempra Energy                     1,781,095        45,195
   Cincinnati Financial Corp.        1,232,400        45,137
   R.R. Donnelley & Sons Co.         1,027,381        45,012
   SAFECO Corp.                      1,041,569        44,722
   Genuine Parts Co.                 1,322,283        44,214
   Occidental Petroleum Corp.        2,602,593        43,919
   Comcast Corp. Class A               760,722        43,694
   Ameren Corp.                      1,017,431        43,432
   Frontier Corp.                    1,264,386        42,989
   Central & South West Corp.        1,566,178        42,972
   Tenneco, Inc.                     1,256,592        42,803
   Baker Hughes, Inc.                2,409,682        42,621
   Union Carbide Corp.                 998,031        42,416
   VF Corp.                            900,227        42,198
   Maytag Corp.                        674,680        41,999
-  General Instrument Corp.          1,234,878        41,909
   GPU, Inc.                           947,910        41,886
   Provident Cos., Inc.              1,002,216        41,592
   Praxair, Inc.                     1,172,431        41,328
   Countrywide Credit
    Industries, Inc.                   821,857        41,247
   New Century Energies, Inc.          840,646        40,981
-  Apple Computer, Inc.                991,431        40,587
   Fortune Brands, Inc.              1,280,502        40,496
   Cinergy Corp.                     1,173,928        40,354
-  Compuware Corp.                     509,889        39,835
   Dun & Bradstreet Corp.            1,260,581        39,787
   Golden West Financial Corp.         426,951        39,146
   Avery Dennison Corp.                863,266        38,901
   Lehman Brothers Holdings, Inc.      876,412        38,617
   Consolidated Natural Gas Co.        711,012        38,395
   Brown-Forman Corp. Class B          506,796        38,358
   Georgia Pacific Group               651,410        38,148
   Nordstrom, Inc.                   1,097,630        38,074
   Rohm & Haas Co.                   1,253,820        37,771
   Sherwin-Williams Co.              1,280,264        37,608
   Cooper Industries, Inc.             787,078        37,534
   Eaton Corp.                         529,727        37,445
   Equifax, Inc.                     1,090,946        37,297
   Northrop Grumman Corp.              510,000        37,294
-  Ceridian Corp.                      534,163        37,291
-  AutoZone Inc.                     1,124,731        37,046
   Circuit City Stores, Inc.           740,049        36,956
   Johnson Controls, Inc.              624,809        36,864
   Hilton Hotels Corp.               1,922,310        36,764
   Torchmark Corp.                   1,034,754        36,540
   Black & Decker Corp.                650,462        36,467
   Republic New York Corp.             800,065        36,453
   Browning-Ferris Industries, Inc.  1,279,969        36,399
   Perkin-Elmer Corp.                  368,541        35,956
   Columbia Energy Group               616,674        35,613
-  Owens-Illinois, Inc.              1,161,909        35,583
   Hasbro, Inc.                        973,530        35,169
   International Flavors &
    Fragrances, Inc.                   789,246        34,875
   Rubbermaid, Inc.                  1,108,146        34,837
   H & R Block, Inc.                   772,669        34,770
   Union Camp Corp.                    513,044        34,630
   Ecolab, Inc.                        954,620        34,545
-  US Airways Group, Inc.              663,888        34,522
   Baltimore Gas & Electric Co.      1,100,337        33,973
   The Times Mirror Co. Class A        605,914        33,931
   Amerada Hess Corp.                  673,783        33,521
   MGIC Investment Corp.               837,814        33,355
   Dow Jones & Co., Inc.               692,826        33,342
-  ALZA Corp.                          637,049        33,286
   Biomet, Inc.                        825,113        33,211
-  Toys R Us, Inc.                   1,967,089        33,195
-  Parametric Technology Corp.       2,006,629        32,608
   Dollar General Corp.              1,359,647        32,122
-  PeopleSoft, Inc.                  1,695,534        32,109
   Bear Stearns Co., Inc.              838,510        31,339
   Allergan, Inc.                      483,264        31,291
-  Sealed Air Corp.                    612,623        31,282
   Whirlpool Corp.                     562,001        31,121
   ITT Industries, Inc.                781,990        31,084
   Northern States Power Co.         1,119,435        31,064
   PP&L Resources Inc.               1,112,964        31,024
-  Advanced Micro Devices, Inc.      1,061,046        30,704
   Tandy Corp.                         742,894        30,598
   W.W. Grainger, Inc.                 722,437        30,071
   Knight Ridder                       582,724        29,792
   Allegheny Teledyne Inc.           1,449,693        29,628
   Champion International Corp.        706,813        28,626
   Raytheon Co. Class A                549,469        28,401
   Crown Cork & Seal Co., Inc.         918,099        28,289
   Nucor Corp.                         651,221        28,165
   Harcourt General, Inc.              524,518        27,898
-  KLA-Tencor Corp.                    639,179        27,724
   Willamette Industries, Inc.         823,786        27,597
   Anadarko Petroleum Corp.            888,025        27,418
   Ashland, Inc.                       562,410        27,207
   Parker Hannifin Corp.               817,843        26,784
   Eastman Chemical Co.                585,587        26,205
   Reynolds Metals Co.                 484,965        25,552
   SuperValu Inc.                      894,420        25,044
   Sunoco, Inc.                        689,478        24,864
   Fluor Corp.                         583,735        24,845
   Bausch & Lomb, Inc.                 413,284        24,797
   Laidlaw, Inc.                     2,431,916        24,471
   Temple-Inland Inc.                  409,891        24,312
-  HCR Manor Care, Inc.                814,386        23,923
   PACCAR, Inc.                        574,765        23,637
   Dillard's Inc.                      817,663        23,201
   Pall Corp.                          912,939        23,109
   Adobe Systems, Inc.                 493,809        23,086
   The Mead Corp.                      767,942        22,510
   Morton International, Inc.          918,219        22,496
-  Niagara Mohawk Power Corp.        1,384,877        22,331
   Newmont Mining Corp.              1,236,002        22,325
   Phelps Dodge Corp.                  433,920        22,076
   Sonat, Inc.                         811,048        21,949

------------------------------------------------------------
                                                      MARKET
                                                      VALUE*
                                        SHARES         (000)
------------------------------------------------------------
-  Humana, Inc.                      1,228,351   $    21,880
   Deluxe Corp.                        595,568        21,775
   Sigma-Aldrich Corp.                 740,199        21,743
   Harris Corp.                        588,598        21,557
   American Greetings Corp.
    Class A                            519,587        21,336
   Placer Dome, Inc.                 1,843,270        21,198
   Engelhard Corp.                   1,067,202        20,810
-  Thermo Electron Corp.             1,221,791        20,694
   Wendy's International, Inc.         939,706        20,497
   C.R. Bard, Inc.                     414,086        20,497
   Westvaco Corp.                      745,526        19,989
   Raychem Corp.                       616,096        19,908
-  Mirage Resorts, Inc.              1,326,985        19,822
   Centex Corp.                        439,811        19,819
   Hercules, Inc.                      723,980        19,819
   The BFGoodrich Co.                  547,331        19,636
   Apache Corp.                        730,636        18,494
   Darden Restaurants Inc.           1,022,795        18,410
   The Stanley Works                   653,206        18,126
   Brunswick Corp.                     731,485        18,104
   Thomas & Betts Corp.                417,238        18,072
-  Silicon Graphics, Inc.            1,398,605        18,007
   Armstrong World
    Industries Inc.                    296,387        17,876
   Amoco Corp.                         301,514        17,789
   Great Lakes Chemical Corp.          435,892        17,436
-  St. Jude Medical, Inc.              620,462        17,179
   Union Pacific Resources
    Group, Inc.                      1,844,024        16,711
-  LSI Logic Corp.                   1,035,673        16,700
   Mallinckrodt, Inc.                  541,459        16,684
-  National Semiconductor Corp.      1,206,837        16,292
-  Consolidated Stores, Inc.           804,521        16,241
   Homestake Mining Co.              1,764,131        16,208
-  King World Productions, Inc.        539,306        15,876
   Liz Claiborne, Inc.                 487,717        15,394
   Crane Co.                           506,014        15,275
   Snap-On Inc.                        434,683        15,132
   Adolph Coors Co. Class B            266,874        15,062
   Nalco Chemical Co.                  484,398        15,016
   USX-U.S. Steel Group                647,392        14,890
   Bemis Co., Inc.                     392,216        14,880
   NICOR, Inc.                         350,906        14,826
   Louisiana-Pacific Corp.             807,173        14,781
   Autodesk, Inc.                      345,257        14,738
   Meredith Corp.                      387,678        14,683
-  FMC Corp.                           255,587        14,313
-  Navistar International Corp.        494,231        14,086
   Owens Corning                       396,877        14,064
   Ryder System, Inc.                  540,353        14,049
   Kerr-McGee Corp.                    350,522        13,407
   Scientific-Atlanta, Inc.            577,441        13,173
   Inco Ltd.                         1,223,974        12,928
   Boise Cascade Corp.                 414,292        12,843
-  Harrah's Entertainment, Inc.        815,520        12,793
   Case Corp.                          550,845        12,015
   Freeport-McMoRan Copper &
    Gold Inc. Class B                1,145,744        11,959
   Cooper Tire & Rubber Co.            569,570        11,640
   National Service Industries, Inc.   304,214        11,560
   Tektronix, Inc.                     367,068        11,035
   Longs Drug Stores, Inc.             288,045        10,802
   Alberto-Culver Co. Class B          404,231        10,788
   McDermott International, Inc.       436,414        10,774
   Cummins Engine Co., Inc.            302,506        10,739
-  Oryx Energy Co.                     781,014        10,495
-  Andrew Corp.                        633,447        10,452
   Peoples Energy Corp.                261,304        10,420
   Ball Corp.                          224,265        10,260
-  Cabletron Systems, Inc.           1,208,614        10,122
   Shared Medical Systems Corp.        195,143         9,733
   EG&G, Inc.                          338,715         9,421
   Millipore Corp.                     322,413         9,169
   Briggs & Stratton Corp.             178,533         8,904
   Worthington Industries, Inc.        710,580         8,882
   Fleetwood Enterprises, Inc.         254,919         8,858
   Pulte Corp.                         317,732         8,837
-  W.R. Grace & Co.                    556,869         8,736
   The Timken Co.                      458,641         8,657
   Crestar Financial Corp.             120,067         8,645
   IKON Office Solutions, Inc.         994,575         8,516
   Kaufman & Broad Home Corp.          294,285         8,461
   ONEOK, Inc.                         232,872         8,413
   Great Atlantic & Pacific
    Tea Co., Inc.                      280,894         8,321
-  Bethlehem Steel Corp.               955,680         8,004
   Potlatch Corp.                      214,183         7,898
   The Pep Boys
    (Manny, Moe & Jack)                471,084         7,390
-  Fruit of the Loom, Inc.             528,912         7,306
   Eastern Enterprises                 166,705         7,293
   Helmerich & Payne, Inc.             372,085         7,209
   Moore Corp. Ltd.                    652,581         7,178
   Jostens Inc.                        269,444         7,056
   Battle Mountain Gold Co.
    Class A                          1,695,380         6,993
   Tupperware Corp.                    423,567         6,962
   Cyprus Amax Minerals Co.            689,002         6,890
-  Rowan Cos., Inc.                    625,364         6,254
   Aeroquip-Vickers Inc.               207,794         6,221
-  Reebok International Ltd.           415,212         6,176
   Polaroid Corp.                      323,934         6,054
-  Data General Corp.                  364,086         5,985
   Springs Industries Inc. Class A     135,765         5,626
   Milacron Inc.                       288,006         5,544
   NACCO Industries, Inc. Class A       59,889         5,510
   Russell Corp.                       266,302         5,409
-  Viacom Inc. Class A                  71,693         5,274
   ASARCO, Inc.                        291,550         4,391
   Foster Wheeler Corp.                299,508         3,950
   Harnischfeger Industries Inc.       351,122         3,577
   PennzEnergy Co.                     215,296         3,512
-  Pennzoil-Quaker State Co.           215,296         3,189
-  Venator Group, Inc.                 476,740         3,069
   Freeport-McMoRan Copper
    & Gold, Inc. Class A               175,183         1,697
-  Equity Corp. International           47,000         1,248
-  Rio Hotel and Casino, Inc.           38,300           608
   Alberto-Culver Co. Class A            1,000            25
-------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $42,823,979)                             73,813,849
-------------------------------------------------------------

---------------------------------------------------------
                                       FACE        MARKET
                                     AMOUNT        VALUE*
500 INDEX FUND                        (000)         (000)
---------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.7%)(1)
---------------------------------------------------------
U.S. TREASURY BILLS
(2) 4.046%, 1/14/1999             $  20,000   $    19,981
(2) 4.353-4.538%, 1/21/1999          18,300        18,262
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999                  442,934       442,934
   4.77%, 1/4/1999--Note G           26,880        26,880
----------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $508,041)                                508,057
----------------------------------------------------------
TOTAL INVESTMENTS (100.1%)
   (COST $43,332,020)                          74,321,906
----------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-0.1%)
----------------------------------------------------------
Other Assets--Note B                              837,098
Liabilities--Note G                              (930,478)
                                              ------------
                                                  (93,380)
----------------------------------------------------------
NET ASSETS (100%)
----------------------------------------------------------
Applicable to 651,398,134 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                  $74,228,526
==========================================================
NET ASSET VALUE PER SHARE                         $113.95
==========================================================

*   See Note A in Notes to Financial Statements.

-   Non-Income-Producing Security.

(1) The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.2%, respectively, of net assets. See
    Note F in Notes to Financial Statements.

(2) Securities with an aggregate value of $38,243,000 have been segregated as initial margin for open futures contracts.

ADR--American Depositary Receipt.

-------------------------------------------------------
                                      AMOUNT        PER
                                        (000)     SHARE
-------------------------------------------------------
 AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
-------------------------------------------------------
 Paid in Capital--Note E         $42,935,110    $ 65.91
 Overdistributed Net
   Investment Income                  (6,151)      (.01)
 Accumulated Net
   Realized Gains--Note E            296,685        .46
 Unrealized Appreciation--
   Note F
   Investment Securities          30,989,886      47.57
   Futures Contracts                  12,996        .02
-------------------------------------------------------
 NET ASSETS                      $74,228,526    $113.95
=======================================================

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

---------------------------------------------------------------------------------------------------
                                                                                    500 INDEX FUND
                                                                      YEAR ENDED DECEMBER 31, 1998
                                                                                             (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                                        $     898,388
    Interest                                                                                32,484
    Security Lending                                                                           995
                                                                                     --------------
        Total Income                                                                       931,867
                                                                                     --------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                                            80
        Management and Administrative                                                       92,928
        Marketing and Distribution                                                          15,206
    Custodian Fees                                                                             151
    Auditing Fees                                                                               45
    Shareholders' Reports                                                                    1,608
    Annual Meeting and Proxy Costs                                                             180
    Trustees' Fees and Expenses                                                                105
                                                                                     --------------
        Total Expenses                                                                     110,303
        Expenses Paid Indirectly--Note C                                                        --
                                                                                     --------------
        Net Expenses                                                                       110,303
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                                      821,564
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                                           1,392,485
    Futures Contracts                                                                      126,726
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                                        1,519,211
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                               13,026,345
    Futures Contracts                                                                       13,116
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                                        13,039,461
---------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                                   $15,380,236
===================================================================================================

STATEMENT OF OPERATIONS (continued)
------------------------------------------------------------------------------------------------------------------------
                                                                             GROWTH              VALUE       TOTAL STOCK
                                                                              INDEX              INDEX      MARKET INDEX
                                                                               FUND               FUND              FUND
                                                                      --------------------------------------------------
                                                                                   YEAR ENDED DECEMBER 31, 1998
                                                                      --------------------------------------------------
                                                                               (000)              (000)             (000)
------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
    Dividends                                                         $      45,207         $   41,768       $   118,554
    Interest                                                                  1,732                398            23,390
    Security Lending                                                             14                 54             3,182
                                                                      ---------------------------------------------------
        Total Income                                                         46,953             42,220           145,126
                                                                      ---------------------------------------------------
EXPENSES
    The Vanguard Group--Note B
        Investment Advisory Services                                             37                 37                82
        Management and Administrative                                         3,216              1,617             5,836
        Shareholder Account Maintenance--Investor Shares                      4,475              2,353             7,037
        Shareholder Account Maintenance--Institutional Shares                    24                 12               257
        Marketing and Distribution--Investor Shares                           1,070                580             1,885
        Marketing and Distribution--Institutional Shares                         --                 --               315
    Custodian Fees                                                               34                 76               292
    Auditing Fees                                                                10                  9                13
    Shareholders' Reports--Investor Shares                                      105                 66               108
    Shareholders' Reports--Institutional Shares                                  --                 --                --
    Annual Meeting and Proxy Costs--Investor Shares                              15                  9                17
    Annual Meeting and Proxy Costs--Institutional Shares                         --                 --                --
    Trustees' Fees and Expenses                                                   7                  4                15
                                                                      ---------------------------------------------------
        Total Expenses                                                        8,993              4,763            15,857
        Expenses Paid Indirectly--Note C                                         --                 --               (37)
                                                                      ---------------------------------------------------
        Net Expenses                                                          8,993              4,763            15,820
--------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                        37,960             37,457           129,306
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN
    Investment Securities Sold                                               70,879            147,380            35,553
    Futures Contracts                                                         2,007                659            41,642
--------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN                                                            72,886            148,039            77,195
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
    Investment Securities                                                 1,403,772            109,923         1,729,828
    Futures Contracts                                                           373                131            28,548
--------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          1,404,145            110,054         1,758,376
--------------------------------------------------------------------------------------------------------------------------
NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS                    $ 1,514,991           $295,550       $ 1,964,877
==========================================================================================================================

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

-----------------------------------------------------------------------------------------------------------------------------------
                                                                500 INDEX FUND                              GROWTH INDEX FUND
                                                         --------------------------------          --------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                         --------------------------------------------------------------------------
                                                                  1998                1997                1998                1997
                                                                 (000)               (000)               (000)               (000)
-----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                                 $    821,564        $    674,692        $     37,960        $     19,480
    Realized Net Gain                                        1,519,211           1,041,603              72,886              18,793
    Change in Unrealized Appreciation (Depreciation)        13,039,461           9,507,985           1,404,145             403,381
                                                          -------------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                       15,380,236          11,224,280           1,514,991             441,654
                                                          -------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                       (822,586)           (679,820)            (36,372)            (20,049)
        Institutional Shares*                                       --                  --                (693)                 --
    Realized Capital Gain
        Investor Shares                                       (262,081)           (315,842)            (23,155)            (25,678)
        Institutional Shares*                                       --                  --                (813)                 --
                                                          -------------------------------------------------------------------------
            Total Distributions                             (1,084,667)           (995,662)            (61,033)            (45,727)
                                                          -------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                  20,785,658          15,607,963           3,805,024           1,584,042
    Issued in Lieu of Cash Distributions                       999,651             918,542              54,919              42,674
    Redeemed                                               (11,209,975)         (7,729,352)           (991,663)           (444,214)
                                                          -------------------------------------------------------------------------
        Net Increase--Investor Shares                       10,575,334           8,797,153           2,868,280           1,182,502
                                                          -------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                          --                  --             205,585                  --
    Issued in Lieu of Cash Distributions                            --                  --               1,506                  --
    Redeemed                                                        --                  --             (26,162)                 --
                                                          -------------------------------------------------------------------------
        Net Increase--Institutional Shares*                         --                  --             180,929                  --
-----------------------------------------------------------------------------------------------------------------------------------
    Total Increase                                          24,870,903          19,025,771           4,503,167           1,578,429
-----------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                       49,357,623          30,331,852           2,365,333             786,904
                                                          -------------------------------------------------------------------------
    End of Year                                           $ 74,228,526        $ 49,357,623        $  6,868,500        $  2,365,333
===================================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                     205,796             193,975             140,735              77,631
    Issued in Lieu of Cash Distributions                         9,433              10,883               1,885               1,992
    Redeemed                                                  (111,820)            (95,387)            (37,803)            (21,190)
                                                          -------------------------------------------------------------------------
        Net Increase in Shares Outstanding                     103,409             109,471             104,817              58,433
===================================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                          --                  --               7,955                  --
    Issued in Lieu of Cash Distributions                            --                  --                  49                  --
    Redeemed                                                        --                  --                (925)                 --
                                                          -------------------------------------------------------------------------
        Net Increase in Shares Outstanding                          --                  --               7,079                  --
===================================================================================================================================

*The 500 Index Fund does not offer Institutional Shares

STATEMENT OF CHANGES IN NET ASSETS (continued)
----------------------------------------------------------------------------------------------------------------------------------
                                                                  VALUE INDEX                              TOTAL STOCK MARKET
                                                                      FUND                                     INDEX FUND
                                                        -------------------------------               ----------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                                        --------------------------------------------------------------------------
                                                                1998                1997                1998                1997
                                                               (000)               (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
    Net Investment Income                               $     37,457        $     28,968        $    129,306        $     82,476
    Realized Net Gain                                        148,039              70,507              77,195              77,515
    Change in Unrealized Appreciation (Depreciation)         110,054             258,841           1,758,376           1,115,640
                                                        -------------------------------------------------------------------------
        Net Increase in Net Assets
            Resulting from Operations                        295,550             358,316           1,964,877           1,275,631
                                                        -------------------------------------------------------------------------
DISTRIBUTIONS
    Net Investment Income
        Investor Shares                                      (36,542)            (28,623)           (100,035)            (69,922)
        Institutional Shares                                  (1,280)                 --             (28,557)            (13,602)
    Realized Capital Gain
        Investor Shares                                      (98,153)            (57,217)            (38,015)            (58,866)
        Institutional Shares                                  (4,565)                 --             (10,094)            (15,029)
                                                        -------------------------------------------------------------------------
            Total Distributions                             (140,540)            (85,840)           (176,701)           (157,419)
                                                        -------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
    Issued                                                   872,207             699,054           3,915,057           2,180,759
    Issued in Lieu of Cash Distributions                     123,840              79,396             128,569             119,225
    Redeemed                                                (516,494)           (271,112)         (1,246,506)         (1,825,752)
                                                        -------------------------------------------------------------------------
        Net Increase--Investor Shares                        479,553             507,338           2,797,120             474,232
                                                        -------------------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
    Issued                                                   171,548                  --             831,150           1,491,188
    Issued in Lieu of Cash Distributions                       5,121                  --              35,644              27,855
    Redeemed                                                     (60)                 --            (295,428)            (45,886)
                                                        -------------------------------------------------------------------------
        Net Increase--Institutional Shares                   176,609                  --             571,366           1,473,157
---------------------------------------------------------------------------------------------------------------------------------
    Total Increase                                           811,172             779,814           5,156,662           3,065,601
---------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
    Beginning of Year                                      1,795,541           1,015,727           6,596,457           3,530,856
                                                        -------------------------------------------------------------------------
    End of Year                                         $  2,606,713        $  1,795,541        $ 11,753,119        $  6,596,457
=================================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
    Issued                                                    39,652              36,479             160,242             104,873
    Issued in Lieu of Cash Distributions                       5,572               4,104               4,991               5,629
    Redeemed                                                 (23,806)            (14,119)            (50,676)            (84,266)
                                                        -------------------------------------------------------------------------
        Net Increase in Shares Outstanding                    21,418              26,464             114,557              26,236
=================================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
    Issued                                                     8,040                  --              33,554              67,190
    Issued in Lieu of Cash Distributions                         232                  --               1,385               1,268
    Redeemed                                                      (3)                 --             (12,173)             (2,045)
                                                        -------------------------------------------------------------------------
        Net Increase in Shares Outstanding                     8,269                  --              22,766              66,413
=================================================================================================================================

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the fund for one year.

-------------------------------------------------------------------------------------------------------------------------
                                                                                    500 INDEX FUND
                                                                                YEAR ENDED DECEMBER 31,
                                                            -------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                   1998         1997         1996         1995         1994
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                          $ 90.07       $69.17       $57.60       $42.97       $43.83
-------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      1.33         1.31         1.28         1.22         1.18
    Net Realized and Unrealized Gain (Loss) on Investments    24.30        21.50        11.82        14.76         (.67)
                                                            -------------------------------------------------------------
        Total from Investment Operations                      25.63        22.81        13.10        15.98          .51
                                                            -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (1.33)       (1.32)       (1.28)       (1.22)       (1.17)
    Distributions from Realized Capital Gains                  (.42)        (.59)        (.25)        (.13)        (.20)
                                                            -------------------------------------------------------------
        Total Distributions                                   (1.75)       (1.91)       (1.53)       (1.35)       (1.37)
-------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                $113.95       $90.07       $69.17       $57.60       $42.97
=========================================================================================================================

TOTAL RETURN*                                                28.62%       33.19%       22.88%       37.45%        1.18%
=========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                      $74,229      $49,358      $30,332      $17,372       $9,356
    Ratio of Total Expenses to Average Net Assets             0.18%        0.19%        0.20%        0.20%        0.19%
    Ratio of Net Investment Income to Average Net Assets      1.35%        1.66%        2.04%        2.38%        2.72%
    Portfolio Turnover Rate**                                    6%           5%           5%           4%           6%
=========================================================================================================================

* Total return figures do not reflect the annual account maintenance fee of $10.

** Portfolio turnover rates excluding in-kind redemptions were 3%, 3%, 2%, 2%, and 4%, respectively.

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                          GROWTH INDEX FUND INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
                                                              ------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                     1998        1997         1996         1995          1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                              $22.53     $16.90       $13.97       $10.28        $10.20
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                         .230        .23          .22          .21           .21
    Net Realized and Unrealized Gain (Loss) on Investments       9.244       5.88         3.07         3.68           .08
                                                              ------------------------------------------------------------
        Total from Investment Operations                         9.474       6.11         3.29         3.89           .29
                                                              ------------------------------------------------------------
DISTRIBUTIONS

    Dividends from Net Investment Income                         (.219)      (.23)        (.22)        (.20)         (.21)
    Distributions from Realized Capital Gains                    (.115)      (.25)        (.14)          --            --
                                                              ------------------------------------------------------------
        Total Distributions                                      (.334)      (.48)        (.36)        (.20)         (.21)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                    $31.67     $22.53       $16.90       $13.97        $10.28
==========================================================================================================================

TOTAL RETURN*                                                   42.21%     36.34%       23.74%       38.06%         2.89%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA

    Net Assets, End of Year (Millions)                         $6,644      $2,365         $787         $271          $86
    Ratio of Total Expenses to Average Net Assets               0.22%       0.20%        0.20%        0.20%        0.20%
    Ratio of Net Investment Income to Average Net Assets        0.92%       1.19%        1.57%        1.71%        2.08%
    Portfolio Turnover Rate                                       29%         26%          29%          24%          28%
==========================================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10.




---------------------------------------------------------------------------------------------------------------------
                                                                               GROWTH INDEX FUND INSTITUTIONAL SHARES
                                                                                                           MAY 14* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                           DEC. 31, 1998
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $26.49
---------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                        .167
    Net Realized and Unrealized Gain (Loss) on Investments                                                      5.315
                                                                                                        -------------
        Total from Investment Operations                                                                        5.482
                                                                                                        -------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                        (.187)
    Distributions from Realized Capital Gains                                                                   (.115)
                                                                                                        -------------
        Total Distributions                                                                                     (.302)
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                 $31.67
=====================================================================================================================

TOTAL RETURN                                                                                                   20.79%
=====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                         $224
    Ratio of Total Expenses to Average Net Assets                                                             0.12%**
    Ratio of Net Investment Income to Average Net Assets                                                      0.97%**
    Portfolio Turnover Rate                                                                                       29%
=====================================================================================================================

 *Inception.

**Annualized.

---------------------------------------------------------------------------------------------------------------------------
                                                                           VALUE INDEX FUND INVESTOR SHARES
                                                                                YEAR ENDED DECEMBER 31,
                                                          -----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $20.85       $17.02       $14.79       $11.12       $11.74
---------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                      .366           .38          .37          .41          .38
    Net Realized and Unrealized Gain (Loss) on Investments    2.647          4.57         2.81         3.66         (.46)
                                                          -----------------------------------------------------------------
        Total from Investment Operations                      3.013          4.95         3.18         4.07         (.08)
                                                          -----------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                      (.363)         (.37)        (.38)        (.40)        (.38)
    Distributions from Realized Capital Gains                 (.990)         (.75)        (.57)          --         (.16)
                                                          -----------------------------------------------------------------
        Total Distributions                                  (1.353)        (1.12)        (.95)        (.40)        (.54)
---------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                 $22.51        $20.85       $17.02       $14.79       $11.12
===========================================================================================================================

TOTAL RETURN*                                                14.64%        29.77%       21.86%       36.94%       -0.73%
===========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                       $2,421        $1,796       $1,016         $496         $297
    Ratio of Total Expenses to Average Net Assets             0.22%         0.20%        0.20%        0.20%        0.20%
    Ratio of Net Investment Income to Average Net Assets      1.72%         2.05%        2.54%        3.06%        3.37%
    Portfolio Turnover Rate                                     33%           25%          29%          27%          32%
===========================================================================================================================

*Total return figures do not reflect the annual account maintenance fee of $10.

-----------------------------------------------------------------------------------------------------------------------
                                                                                VALUE INDEX FUND INSTITUTIONAL SHARES
                                                                                                           JUL. 2* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                           DEC. 31, 1998
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                           $23.22
-----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                                        .196
    Net Realized and Unrealized Gain (Loss) on Investments                                                      (.060)
                                                                                                      -----------------
        Total from Investment Operations                                                                         .136
                                                                                                      -----------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                                        (.236)
    Distributions from Realized Capital Gains                                                                   (.610)
                                                                                                      -----------------
        Total Distributions                                                                                     (.846)
-----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                                 $22.51
=======================================================================================================================

TOTAL RETURN                                                                                                    0.69%
=======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                                         $186
    Ratio of Total Expenses to Average Net Assets                                                             0.12%**
    Ratio of Net Investment Income to Average Net Assets                                                      1.90%**
    Portfolio Turnover Rate                                                                                       33%
=======================================================================================================================

  *Inception.

**Annualized.

FINANCIAL HIGHLIGHTS (continued)
--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL STOCK MARKET INDEX FUND INVESTOR SHARES
                                                                                  YEAR ENDED DECEMBER 31,
                                                          ----------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                    1998         1997         1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                            $22.64       $17.77       $15.04       $11.37       $11.69
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                       .336         .319          .29          .29          .27
    Net Realized and Unrealized Gain (Loss) on Investments     4.898        5.143         2.84         3.75         (.29)
                                                             -------------------------------------------------------------
        Total from Investment Operations                       5.234        5.462         3.13         4.04         (.02)
                                                             -------------------------------------------------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                       (.329)       (.322)        (.29)        (.28)        (.27)
    Distributions from Realized Capital Gains                  (.125)       (.270)        (.11)        (.09)        (.03)
                                                             -------------------------------------------------------------
        Total Distributions                                    (.454)       (.592)        (.40)        (.37)        (.30)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                  $27.42       $22.64       $17.77       $15.04       $11.37
==========================================================================================================================

TOTAL RETURN*                                                 23.26%       30.99%       20.96%       35.79%       -0.17%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Year (Millions)                        $9,308       $5,092       $3,531       $1,571         $786
    Ratio of Total Expenses to Average Net Assets              0.20%        0.20%        0.22%        0.25%        0.20%
    Ratio of Net Investment Income to Average Net Assets       1.44%        1.65%        1.86%        2.14%        2.35%
    Portfolio Turnover Rate                                       3%           2%           3%           3%           2%
==========================================================================================================================

*Total return figures do not reflect the 0.25% transaction fee on purchases through 1995 or the annual account maintenance fee of $10.

--------------------------------------------------------------------------------------------------------------------------
                                                                      TOTAL STOCK MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                               YEAR ENDED     JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                              DEC. 31, 1998  DEC. 31, 1997
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                 $22.64       $21.27
--------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
    Net Investment Income                                                                              .359         .172
    Net Realized and Unrealized Gain (Loss) on Investments                                            4.898        1.642
                                                                                                   -----------------------
        Total from Investment Operations                                                              5.257        1.814
                                                                                                   -----------------------
DISTRIBUTIONS
    Dividends from Net Investment Income                                                              (.352)       (.214)
    Distributions from Realized Capital Gains                                                         (.125)       (.230)
                                                                                                   -----------------------
        Total Distributions                                                                           (.477)       (.444)
--------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                       $27.42       $22.64
==========================================================================================================================

TOTAL RETURN                                                                                         23.37%        8.60%
==========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
    Net Assets, End of Period (Millions)                                                             $2,445       $1,504
    Ratio of Total Expenses to Average Net Assets                                                     0.10%      0.10%**
    Ratio of Net Investment Income to Average Net Assets                                              1.53%      1.70%**
    Portfolio Turnover Rate                                                                              3%           2%
==========================================================================================================================

 *Inception.

**Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard 500 Index, Growth Index, Value Index, and Total Stock Market Index Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

      1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

      2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

      3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

      4. FUTURES CONTRACTS: The funds use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. A fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. A fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

      Futures contracts based upon the following indexes are used: S&P 500 Index (500 Index and Total Stock Market Index Funds), S&P MidCap 400 Index (Total Stock Market Index Fund), S&P/BARRA Growth Index (Growth Index Fund), S&P/BARRA Value Index (Value Index Fund), and Russell 2000 Index (Total Stock Market Index
Fund).

      Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

      5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

      6. OTHER: Dividend income is recorded on the ex-dividend date. Security transactions are accounted for on the date securities are bought or sold. Costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

------------------------------------------------------------------------------------------------
                                      CAPITAL CONTRIBUTION   PERCENTAGE           PERCENTAGE OF
                                           TO VANGUARD         OF FUND             VANGUARD'S
INDEX FUND                                    (000)          NET ASSETS          CAPITALIZATION
------------------------------------------------------------------------------------------------
500                                        $12,451              0.02%                   17.8%
Growth                                       1,057              0.02                     1.5
Value                                          441              0.02                     0.6
Total Stock Market                           1,925              0.02                     2.7
------------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in the non-interest bearing custody account. For the year ended December 31, 1998, custodian fee offset arrangements reduced expenses of the Total Stock Market Index Fund by $37,000.

D. The Total Stock Market Index Fund and, effective in 1998, the Growth Index and Value Index Funds each offer two classes of shares, Investor Shares and Institutional Shares. The Growth Index Fund issued its first Institutional Shares on May 14, 1998, and the Value Index Fund issued its first Institutional Shares on July 2, 1998. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the period ended December 31, 1998, represented the following percentages of average net assets:

--------------------------------------------------------------------------------------------------
INDEX FUND                                                 INVESTOR SHARES    INSTITUTIONAL SHARES
--------------------------------------------------------------------------------------------------
Growth                                                          0.14%*               0.04%*
Value                                                           0.14*                0.04*
Total Stock Market                                              0.13                 0.03
--------------------------------------------------------------------------------------------------

*Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the year ended December 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

----------------------------------------------------------------------------------------------
                                                                         (000)
                                                          ------------------------------------
INDEX FUND                                                   PURCHASES               SALES
----------------------------------------------------------------------------------------------
500                                                       $14,014,047             $3,349,516
Growth                                                      4,222,787              1,192,518
Value                                                       1,277,847                706,182
Total Stock Market                                          3,535,598                213,399
----------------------------------------------------------------------------------------------

      During the year ended December 31, 1998, the 500 Index Fund realized $987,611,000 of net capital gains resulting from in-kind redemptions--in which shareholders exchange fund shares for securities held by the fund rather than for cash. Because such gains are not taxable to the fund, and are not distributed to shareholders, they have been reclassified from accumulated net realized gains to paid in capital.

      The 500 Index and Growth Index Funds applied $17,574,000 and $1,318,000, respectively, of the price of capital shares redeemed to reduce capital gain distribution requirements for tax purposes for the fiscal year ended December 31, 1997. Capital gains that were so offset have been reclassified from accumulated net realized gains to paid in capital.

F. At December 31, 1998, net unrealized appreciation of investment securities for financial reporting and federal income tax purposes was:

----------------------------------------------------------------------------------------------
                                                               (000)
                                   -----------------------------------------------------------
                                     APPRECIATED            DEPRECIATED         NET UNREALIZED
INDEX FUND                           SECURITIES             SECURITIES           APPRECIATION
----------------------------------------------------------------------------------------------
500                                  $32,064,715           $(1,074,829)          $30,989,886
Growth                                 1,971,687               (20,556)            1,951,131
Value                                    617,413               (72,626)              544,787
Total Stock Market                     3,994,526              (404,949)            3,589,577
----------------------------------------------------------------------------------------------

      At December 31, 1998, the aggregate settlement value of open futures contracts expiring in March 1999 and the related unrealized appreciation were:

------------------------------------------------------------------------------------------------
                                                                             (000)
                                                            ------------------------------------
                                                              AGGREGATE
                                          NUMBER OF          SETTLEMENT             UNREALIZED
INDEX FUND/FUTURES CONTRACTS           LONG CONTRACTS           VALUE              APPRECIATION
------------------------------------------------------------------------------------------------
500/
  S&P 500 Index                            1,039             $323,519                $12,996
Growth/
  S&P/BARRA Growth Index                      25                4,419                    334
Value/
  S&P/BARRA Value Index                       20                2,793                    117
Total Stock Market/
  S&P 500 Index                            1,081              336,596                 15,609
  S&P MidCap 400 Index                       541              105,968                 10,018
  Russell 2000 Index                         307               65,276                  3,921
------------------------------------------------------------------------------------------------

Net unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 1998, and collateral received with respect to such loans were:

---------------------------------------------------------------------------------------------
                                                                          (000)
                                                         ------------------------------------
                                                            MARKET VALUE              CASH
                                                              OF LOANED            COLLATERAL
INDEX FUND                                                   SECURITIES             RECEIVED
---------------------------------------------------------------------------------------------
500                                                          $  26,200             $  26,880
Value                                                            1,638                 1,680
Total Stock Market                                             208,011               225,871
---------------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Vanguard 500 Index Fund (a separate fund of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Fund") at December 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the five years in the period then ended, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

            We have also audited the financial statements of Vanguard Growth Index Fund, Vanguard Value Index Fund and Vanguard Total Stock Market Index Fund at December 31, 1998, and have issued our report thereon. An insert to this Annual Report containing our report on the financial statements of these funds is available from the Fund.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD U.S. STOCK INDEX FUNDS (LARGE-CAPITALIZATION PORTFOLIOS)

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

      The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which are designated as 20% rate gain distributions, as follows:

--------------------------------------------------------------------------
                                                      TOTAL CAPITAL GAINS
                                                             DISTRIBUTION
INDEX FUND                                                          (000)
--------------------------------------------------------------------------
500                                                              $209,087
Growth                                                             21,884
Value                                                              72,650
Total Stock Market                                                 30,673
--------------------------------------------------------------------------

      For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

----------------------------------------------------------------------
INDEX FUND                                                 PERCENTAGE
----------------------------------------------------------------------
500                                                             97.7%
Growth                                                         100.0
Value                                                           58.6
Total Stock Market                                              70.8
----------------------------------------------------------------------



  "STANDARD & POOR'S(R)," "S&P(R)," "S&P 500(R)," "STANDARD & POOR'S 500," AND
     "500" ARE TRADEMARKS OF THE MCGRAW-HILL COMPANIES, INC., AND HAVE BEEN
      LICENSED FOR USE BY VANGUARD INDEX FUNDS AND THE VANGUARD GROUP, INC.
       THESE MUTUAL FUNDS ARE NOT SPONSORED, ENDORSED, SOLD, OR PROMOTED
       BY STANDARD & POOR'S, AND STANDARD & POOR'S MAKES NO REPRESENTATION
           REGARDING THE ADVISABILITY OF INVESTING IN THE FUNDS. FRANK
            RUSSELL COMPANY IS THE OWNER OF TRADEMARKS AND COPYRIGHTS
              RELATING TO THE RUSSELL INDEXES. "WILSHIRE 4500" AND
             "WILSHIRE 5000" ARE TRADEMARKS OF WILSHIRE ASSOCIATES.

                              TRUSTEES AND OFFICERS

JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & JohnsonoMerck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MacLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University


                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.


                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DiSTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MacKINNON
Managing Director, Fixed Income Group.

F. WILLIAM McNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

                                    VANGUARD
                                   MILESTONES


                                   [PHOTO]

                              The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                          withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."


                                   [PHOTO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                   [PHOTO]

                                Wellington Fund,
                       The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                      70 years ago, on December 28, 1928.
                            The fund was named after
                            the Duke of Wellington,
                             whose forces defeated
                            Napoleon Bonaparte at the
                          Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

FUND INFORMATION
1-800-662-7447

INDIVIDUAL ACCOUNT SERVICES
1-800-662-2739

INSTITUTIONAL INVESTOR SERVICES
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q400-02/22/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.

VANGUARD U.S. STOCK INDEX FUNDS
LARGE-CAPITALIZATION PORTFOLIOS
                                                                         [PHOTO]
FINANCIAL STATEMENTS
DECEMBER 31, 1998

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 27 of the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

     At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

-------------------------------------------------
CONTENTS
 Growth Index Fund  . . . . . . . . . . . .    1
 Value Index Fund . . . . . . . . . . . . .    4
 Total Stock Market Index Fund  . . . . . .    8
 Report of Independent Accountants  . . . .   37
-------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
GROWTH INDEX FUND                                                          SHARES          (000)
------------------------------------------------------------------------------------------------
COMMON STOCKS (99.8%)(1)
------------------------------------------------------------------------------------------------
-    Microsoft Corp.                                                   3,223,374     $   447,042
     General Electric Co.                                              4,334,914         442,432
     Intel Corp.                                                       2,083,828         247,064
     Wal-Mart Stores, Inc.                                             2,980,267         242,705
     Merck & Co., Inc.                                                 1,575,669         232,707
     International Business
         Machines Corp.                                                1,234,300         228,037
     The Coca-Cola Co.                                                 3,261,051         218,083
     Pfizer, Inc.                                                      1,716,833         215,355
-    Cisco Systems, Inc.                                               2,073,407         192,438
     Lucent Technologies, Inc.                                         1,739,550         191,350
     Bristol-Myers Squibb Co.                                          1,314,346         175,876
     Philip Morris Cos., Inc.                                          3,220,821         172,314
     Procter & Gamble Co.                                              1,755,214         160,273
     Johnson & Johnson                                                 1,778,850         149,201
-    MCI WorldCom, Inc.                                                1,977,338         141,874
     SBC Communications Inc.                                           2,587,596         138,760
     American International
         Group, Inc.                                                   1,388,958         134,208
     Eli Lilly & Co.                                                   1,454,774         129,293
     Home Depot, Inc.                                                  2,067,800         126,523
-    Dell Computer Corp.                                               1,684,524         123,286
     Schering-Plough Corp.                                             1,944,160         107,415
     Abbott Laboratories                                               2,007,670          98,376
     American Home Products
         Corp.                                                         1,743,574          98,185
     Ameritech Corp.                                                   1,459,500          92,496
     Wells Fargo Co.                                                   2,136,732          85,336
     Warner-Lambert Co.                                                1,086,628          81,701
-    America Online, Inc.                                                502,300          80,368
     PepsiCo, Inc.                                                     1,941,015          79,460
     Gillette Co.                                                      1,467,456          70,896
     Unilever NV ADR                                                     846,868          70,237
     Tyco International Ltd.                                             852,342          64,299
     American Express Co.                                                598,022          61,148
     Freddie Mac                                                         897,700          57,846
-    EMC Corp.                                                           663,898          56,431
-    Oracle Corp.                                                      1,285,758          55,448
-    AirTouch
         Communications, Inc.                                            756,820          54,586
     Medtronic, Inc.                                                     648,672          48,164

------------------------------------------------------------------------------------------------
                                                                                         MARKET
                                                                                         VALUE*
GROWTH INDEX FUND                                                          SHARES         (000)
------------------------------------------------------------------------------------------------
     Northern Telecom Ltd.                                               862,674      $   43,242
     The Gap, Inc.                                                       766,606          43,122
     Anheuser-Busch Cos., Inc.                                           632,237          41,491
-    Safeway, Inc.                                                       643,200          39,195
     Kimberly-Clark Corp.                                                716,846          39,068
-    Tele-Communications-TCI
         Group A                                                         701,623          38,809
     Walgreen Co.                                                        659,766          38,638
     Colgate-Palmolive Co.                                               387,386          35,978
     Waste Management, Inc.                                              759,785          35,425
-    Amgen, Inc.                                                         336,681          35,204
     U.S. Bancorp                                                        960,038          34,081
     Sara Lee Corp.                                                    1,208,342          34,060
     Campbell Soup Co.                                                   592,700          32,599
     Automatic Data Processing, Inc.                                     399,602          32,043
     Dayton Hudson Corp.                                                 582,004          31,574
     Computer Associates
         International, Inc.                                             712,066          30,352
     Charles Schwab Corp.                                                530,400          29,802
     CVS Corp.                                                           515,840          28,371
-    Sun Microsystems, Inc.                                              330,600          28,308
     H.J. Heinz Co.                                                      478,990          27,123
     Comcast Corp. Class A Special                                       460,549          27,028
     MBNA Corp.                                                          994,479          24,800
     Baxter International, Inc.                                          378,342          24,332
     Pitney Bowes, Inc.                                                  360,700          23,829
     Guidant Corp.                                                       199,300          21,973
-    The Kroger Co.                                                      338,972          20,508
     Cardinal Health, Inc.                                               265,525          20,147
     Bestfoods                                                           377,980          20,127
-    Ascend Communications, Inc.                                         287,000          18,870
     Coca-Cola Enterprises, Inc.                                         518,500          18,536
     Kellogg Co.                                                         536,222          18,299
-    Staples, Inc.                                                       412,300          18,012
     HBO & Co.                                                           615,415          17,655
-    Tellabs, Inc.                                                       256,984          17,619
     The Clorox Co.                                                      136,970          16,000
     IMS Health, Inc.                                                    211,877          15,983
     General Mills, Inc.                                                 202,358          15,733
     Avon Products, Inc.                                                 347,548          15,379
     Interpublic Group of Cos., Inc.                                     183,897          14,666
     Providian Financial Corp.                                           187,300          14,048
     Becton, Dickinson & Co.                                             327,100          13,963
-    Boston Scientific Corp.                                             519,774          13,936
     Wrigley, (Wm.) Jr. Co.                                              153,709          13,767
     Corning, Inc.                                                       305,804          13,761
     Ralston-Ralston Purina Group                                        413,043          13,372
     Omnicom Group Inc.                                                  223,200          12,946
-    Kohl's Corp.                                                        209,300          12,859
-    BMC Software, Inc.                                                  285,100          12,705
     TJX Cos., Inc.                                                      426,192          12,360
     Sysco Corp.                                                         441,930          12,125
     Hershey Foods Corp.                                                 189,368          11,776
     Fort James Corp.                                                    291,700          11,668
-    Solectron Corp.                                                     123,800          11,506
     Paychex, Inc.                                                       216,300          11,126
     Dover Corp.                                                         295,176          10,811
     The Quaker Oats Co.                                                 180,256          10,725
-    Gateway 2000, Inc.                                                  206,800          10,586
     SLM Holding Corp.                                                   219,200          10,522
-    Tricon Global Restaurants, Inc.                                     201,800          10,115
     Southwest Airlines Co.                                              444,950           9,984
     Danaher Corp.                                                       176,800           9,602
     SunAmerica Inc.                                                     117,600           9,540
     Fifth Third Bancorp                                                 124,719           8,894
     Newell Co.                                                          215,175           8,876
     Synovus Financial Corp.                                             353,600           8,619
     UST, Inc.                                                           245,976           8,578
-    General Instrument Corp.                                            221,426           7,515
-    Compuware Corp.                                                      93,700           7,320
     Dun & Bradstreet Corp.                                              221,100           6,978
     Avery Dennison Corp.                                                153,838           6,932
     Equifax, Inc.                                                       195,100           6,670
-    Ceridian Corp.                                                       94,663           6,609
     Perkin-Elmer Corp.                                                   65,925           6,432
     Ecolab, Inc.                                                        171,128           6,193
-    ALZA Corp.                                                          115,300           6,024
     The Times Mirror Co. Class A                                        105,300           5,897
-    Parametric Technology Corp.                                         360,100           5,852
-    PeopleSoft, Inc.                                                    308,300           5,838
     Dollar General Corp.                                                244,450           5,775
-    Sealed Air Corp.                                                    110,316           5,633
-    HCR Manor Care, Inc.                                                146,500           4,303
     Owens Corning                                                        71,759           2,543
     Freeport-McMoRan Copper &
         Gold Inc. Class B                                               215,024           2,244
-    Oryx Energy Co.                                                     140,538           1,888
     Millipore Corp.                                                      58,150           1,654
     Comcast Corp. Class A                                                27,755           1,594
     Biomet, Inc.                                                         30,960           1,246
     Jostens Inc.                                                         46,700           1,223
     Autodesk, Inc.                                                       14,300             610
     Freeport-McMoRan Copper &
     Gold, Inc. Class A                                                    4,000              39
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $4,903,845)                                                                 6,854,976
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.6%)(1)
------------------------------------------------------------------------------------------------
U.S. TREASURY BILL
(2)  4.046%, 1/14/1999                                                 $     600             599
REPURCHASE AGREEMENT
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                                                      42,743          42,743
------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $43,342)                                                                       43,342
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                                           (000)
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.4%)
     (COST $4,947,187)                                                                $6,898,318
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.4%)                                                (29,818)
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                     $6,868,500
================================================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

 (1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.9% and 0.5%, respectively, of net assets.

See Note F in Notes to Financial Statements.

 (2)Security segregated as initial margin for open futures contracts.

 ADR--American Depositary Receipt.

------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                    6,898,318
Receivables for Investment Securities Sold                                               777,496
Other Assets--Note B                                                                      59,384
                                                                                     -----------
     Total Assets                                                                      7,735,198
                                                                                     -----------
LIABILITIES
Payables for Investment Securities
     Purchased                                                                           856,779
Other Liabilities                                                                          9,919
                                                                                     -----------
     Total Liabilities                                                                   866,698
------------------------------------------------------------------------------------------------
 NET ASSETS                                                                           $6,868,500
================================================================================================

------------------------------------------------------------------------------------------------
                                                                                          AMOUNT
                                                                                           (000)
------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
Paid in Capital--Note E                                                               $4,877,998
Undistributed Net Investment Income                                                          374
Accumulated Net Realized Gains--Note E                                                    38,663
Unrealized Appreciation--Note F
     Investment Securities                                                             1,951,131
     Futures Contracts                                                                       334
------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $6,868,500
================================================================================================

Investor Shares--Net Assets
     Applicable to 209,801,746 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                                        $6,644,305
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INVESTOR SHARES                                                                      $31.67
================================================================================================

Institutional Shares--Net Assets
     Applicable to 7,078,921 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                                          $224,195
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INSTITUTIONAL SHARES                                                                 $31.67
================================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
VALUE INDEX FUND                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
COMMON STOCKS (100.3%)(1)
------------------------------------------------------------------------------------------------
     Exxon Corp.                                                       1,317,312     $    96,328
     AT&T Corp.                                                        1,023,804          77,041
     Citigroup, Inc.                                                   1,247,285          61,741
     Royal Dutch Petroleum Co.
         ADR                                                           1,218,732          58,347
     BankAmerica Corp.                                                   943,682          56,739
     BellSouth Corp.                                                   1,059,564          52,846
     Bell Atlantic Corp.                                                 840,400          44,541
     Time Warner, Inc.                                                   700,942          43,502
     Fannie Mae                                                          563,800          41,721
     Compaq Computer Corp.                                               961,600          40,327
     Hewlett-Packard Co.                                                 567,500          38,767
     Ford Motor Co.                                                      657,664          38,597
     Mobil Corp.                                                         422,582          36,817
     Bank One Corp.                                                      668,859          34,154
     GTE Corp.                                                           522,500          33,962
     The Walt Disney Co.                                               1,113,829          33,415
     First Union Corp.                                                   538,844          32,768
     E.I. du Pont de Nemours & Co.                                       609,500          32,341
     The Chase Manhattan Corp.                                           457,900          31,166
     Chevron Corp.                                                       358,480          29,731
     McDonald's Corp.                                                    383,200          29,363
     General Motors Corp.                                                354,567          25,374
     Morgan Stanley Dean
         Witter & Co.                                                    327,700          23,267
     Xerox Corp.                                                         177,500          20,945
     Motorola, Inc.                                                      327,612          20,005
     Sprint Corp.                                                        233,400          19,635
     The Boeing Co.                                                      556,055          18,141
     Texas Instruments, Inc.                                             211,300          18,079
     Associates First Capital Corp.                                      420,880          17,835
     U S West, Inc.                                                      274,320          17,728
     Allstate Corp.                                                      447,614          17,289
     The Bank of New York Co., Inc.                                      412,152          16,589
     Pharmacia & Upjohn, Inc.                                            290,423          16,445
     Monsanto Co.                                                        339,200          16,112
     Texaco Inc.                                                         292,686          15,476
 -   MediaOne Group, Inc.                                                328,871          15,457
     Minnesota Mining &
         Manufacturing Co.                                               217,300          15,455
 -   Viacom Inc. Class B                                                 206,283          15,265
     Emerson Electric Co.                                                238,500          14,429
     Fleet Financial Group, Inc.                                         309,980          13,852
     Schlumberger Ltd.                                                   295,600          13,634
     AlliedSignal Inc.                                                   303,500          13,449
     Electronic Data Systems Corp.                                       267,000          13,417
     United Technologies Corp.                                           122,300          13,300
     National City Corp.                                                 179,100          12,985
     Eastman Kodak Co.                                                   180,200          12,974
     Merrill Lynch & Co., Inc.                                           192,170          12,827
     Carnival Corp.                                                      263,700          12,658
     Duke Energy Corp.                                                   196,117          12,564
     CBS Corp.                                                           382,641          12,531
     Washington Mutual, Inc.                                             323,415          12,350
     Atlantic Richfield Co.                                              182,612          11,915
     Southern Co.                                                        393,499          11,436
     Dow Chemical Co.                                                    121,976          11,092
     American General Corp.                                              139,137          10,853
     SunTrust Banks, Inc.                                                140,476          10,746
     Household International, Inc.                                       261,546          10,364
     Fifth Third Bancorp                                                 144,400          10,297
     Lowe's Cos., Inc.                                                   200,440          10,260
     Enron Corp.                                                         179,200          10,226
     J.P. Morgan & Co., Inc.                                              94,739           9,953
     Gannett Co., Inc.                                                   152,500           9,836
     Wachovia Corp.                                                      111,854           9,780
     Mellon Bank Corp.                                                   141,484           9,727
 -   3Com Corp.                                                          213,500           9,567
     Caterpillar, Inc.                                                   206,876           9,516
 -   Applied Materials, Inc.                                             219,200           9,357
     ALLTEL Corp.                                                        156,030           9,332
 -   Costco Cos., Inc.                                                   128,900           9,305
 -   Cendant Corp.                                                       482,900           9,205
     Lockheed Martin Corp.                                               106,361           9,014
     PNC Bank Corp.                                                      166,166           8,994
     Raytheon Co. Class B                                                168,577           8,977
     CIGNA Corp.                                                         114,514           8,853
     Burlington Northern
         Santa Fe Corp.                                                  261,580           8,828
     Sears, Roebuck & Co.                                                207,600           8,823
     Columbia/HCA Healthcare Corp.                                       349,774           8,657
     Albertson's, Inc.                                                   133,053           8,474
     ConAgra, Inc.                                                       264,900           8,344
     Marsh & McLennan Cos., Inc.                                         141,400           8,263
     Firstar Corp.                                                        87,500           8,159
     The Seagram Co. Ltd.                                                213,631           8,118
     KeyCorp                                                             246,598           7,891
     Illinois Tool Works, Inc.                                           135,400           7,853
     International Paper Co.                                             174,994           7,842
 -   Clear Channel
         Communications, Inc.                                            142,800           7,783
     May Department Stores Co.                                           126,618           7,644
     First Data Corp.                                                    239,800           7,599
     Aluminum Co. of America                                              99,425           7,413
 -   FDX Corp.                                                            81,943           7,293
     Williams Cos., Inc.                                                 231,771           7,228
     Texas Utilities Co.                                                 152,967           7,142
     Halliburton Co.                                                     238,000           7,051
     Rite Aid Corp.                                                      140,100           6,944
     The Hartford Financial
         Services Group Inc.                                             126,470           6,940
     PG&E Corp.                                                          219,583           6,917
     Textron, Inc.                                                        90,230           6,852
     Consolidated Edison Inc.                                            126,309           6,678
     Progressive Corp. of Ohio                                            39,300           6,656
     NIKE, Inc. Class B                                                  162,400           6,587
     J.C. Penney Co., Inc.                                               139,869           6,556
     Norfolk Southern Corp.                                              205,425           6,509
     BankBoston Corp.                                                    166,368           6,478
     Union Pacific Corp.                                                 142,700           6,430
     BB&T Corp.                                                          159,400           6,426
 -   Micron Technology, Inc.                                             124,130           6,276
     AMP, Inc.                                                           118,535           6,171
     FPL Group, Inc.                                                      99,992           6,162
     Aetna Inc.                                                           77,415           6,087
     Loews Corp.                                                          61,575           6,050
     State Street Corp.                                                   86,900           6,045
     Phillips Petroleum Co.                                              140,428           5,986
     The Chubb Corp.                                                      91,099           5,910

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
-    AMR Corp.                                                            98,768      $    5,864
     The McGraw-Hill Cos., Inc.                                           56,827           5,789
     Northern Trust Corp.                                                 66,100           5,771
     American Stores Co.                                                 155,898           5,758
     Comerica, Inc.                                                       84,312           5,749
     Service Corp. International                                         148,030           5,634
     PPG Industries, Inc.                                                 96,030           5,594
     Edison International                                                200,297           5,583
     Weyerhaeuser Co.                                                    109,810           5,580
     Computer Sciences Corp.                                              85,800           5,529
     Archer-Daniels-Midland Co.                                          321,437           5,525
     Dominion Resources, Inc.                                            116,148           5,430
     Masco Corp.                                                         185,814           5,342
     Air Products & Chemicals, Inc.                                      130,700           5,228
     RJR Nabisco Holdings Corp.                                          176,000           5,225
     Conseco Inc.                                                        170,396           5,208
-    Sprint PCS                                                          225,050           5,204
     Houston Industries, Inc.                                            161,513           5,189
     Honeywell, Inc.                                                      68,200           5,136
     Aon Corp.                                                            92,153           5,103
     Public Service Enterprise
         Group, Inc.                                                     126,816           5,073
     PECO Energy Corp.                                                   121,358           5,051
-    Fred Meyer Inc.                                                      83,700           5,043
     Rockwell International Corp.                                        103,568           5,029
     USX-Marathon Group                                                  166,660           5,021
     CSX Corp.                                                           118,319           4,910
     American Electric Power
         Co., Inc.                                                       103,644           4,878
     Regions Financial Corp.                                             120,900           4,874
-    Federated Department
     Stores, Inc.                                                        111,033           4,837
     United Healthcare Corp.                                             110,921           4,777
-    Unisys Corp.                                                        138,200           4,759
     Jefferson-Pilot Corp.                                                63,153           4,736
     The Goodyear Tire & Rubber Co.                                       92,817           4,681
     Tribune Co.                                                          70,700           4,666
-    AES Corp.                                                            97,700           4,629
     St. Paul Cos., Inc.                                                 131,704           4,577
     Unicom Corp.                                                        117,708           4,539
     Summit Bancorp.                                                     102,997           4,500
     UNUM Corp.                                                           76,958           4,492
     Lincoln National Corp.                                               54,715           4,476
     Delta Air Lines, Inc.                                                85,064           4,423
     Bankers Trust Corp.                                                  51,627           4,411
-    Tenet Healthcare Corp.                                              167,723           4,403
     Franklin Resources Corp.                                            137,000           4,384
     FirstEnergy Corp.                                                   132,531           4,316
     Deere & Co.                                                         129,278           4,282
     Ingersoll-Rand Co.                                                   91,089           4,275
     Entergy Corp.                                                       133,645           4,160
-    Kmart Corp.                                                         267,093           4,090
     Capital One Financial Corp.                                          35,500           4,083
     Coastal Corp.                                                       115,228           4,026
-    NEXTEL Communications, Inc.                                         170,300           4,023
     General Dynamics Corp.                                               68,622           4,023
-    Seagate Technology                                                  132,900           4,020
     Barrick Gold Corp.                                                  202,100           3,941
     Mercantile Bancorp, Inc.                                             85,300           3,934
     Marriott International, Inc.
         Class A                                                         135,400           3,927
     Transamerica Corp.                                                   33,785           3,902
     Carolina Power & Light Co.                                           82,001           3,859
     Unocal Corp.                                                        130,800           3,818
-    Novell, Inc.                                                        208,807           3,785
     New York Times Co. Class A                                          108,616           3,768
     Huntington Bancshares Inc.                                          125,048           3,759
     Dana Corp.                                                           89,658           3,665
     MBIA, Inc.                                                           55,800           3,658
     The Limited, Inc.                                                   125,500           3,655
     TRW, Inc.                                                            64,864           3,645
     Cincinnati Financial Corp.                                           99,500           3,644
     Winn-Dixie Stores, Inc.                                              80,500           3,612
-    HEALTHSOUTH Corp.                                                   232,300           3,586
     Mattel, Inc.                                                        155,700           3,552
     Pioneer Hi-Bred
         International, Inc.                                             130,800           3,532
     Burlington Resources, Inc.                                           98,039           3,511
     Union Planters Corp.                                                 77,300           3,503
     SAFECO Corp.                                                         81,155           3,485
     Central & South West Corp.                                          126,686           3,476
     Alcan Aluminium Ltd.                                                127,698           3,456
     R.R. Donnelley & Sons Co.                                            78,702           3,448
     PacifiCorp                                                          161,126           3,394
     DTE Energy Co.                                                       78,560           3,368
     Union Carbide Corp.                                                  79,128           3,363
     Genuine Parts Co.                                                    99,428           3,325
     Occidental Petroleum Corp.                                          196,730           3,320
     Sempra Energy                                                       130,053           3,300
-    Apple Computer, Inc.                                                 79,716           3,263
     Tenneco, Inc.                                                        94,169           3,208
     Ameren Corp.                                                         74,329           3,173
     Frontier Corp.                                                       92,900           3,159
     Countrywide Credit
         Industries, Inc.                                                 62,600           3,142
     Baker Hughes, Inc.                                                  177,178           3,134
     Nordstrom, Inc.                                                      89,400           3,101
     Brown-Forman Corp. Class B                                           40,962           3,100
     GPU, Inc.                                                            69,355           3,065
     VF Corp.                                                             65,016           3,048
     Provident Cos., Inc.                                                 73,300           3,042
     Cinergy Corp.                                                        88,281           3,035
     Maytag Corp.                                                         48,700           3,032
     Georgia Pacific Group                                                51,663           3,026
     New Century Energies, Inc.                                           61,900           3,018
     Praxair, Inc.                                                        85,500           3,014
-    AutoZone Inc.                                                        90,550           2,982
     Johnson Controls, Inc.                                               50,128           2,958
     Torchmark Corp.                                                      83,564           2,951
     Browning-Ferris Industries, Inc.                                    103,515           2,944
     Black & Decker Corp.                                                 52,300           2,932
     Fortune Brands, Inc.                                                 92,644           2,930
     Cooper Industries, Inc.                                              59,716           2,848
     Golden West Financial Corp.                                          30,845           2,828
     Consolidated Natural Gas Co.                                         51,933           2,804
     Sherwin-Williams Co.                                                 95,160           2,795
     Lehman Brothers Holdings, Inc.                                       62,800           2,767
     Eaton Corp.                                                          38,713           2,737
     Northrop Grumman Corp.                                               37,302           2,728
     Columbia Energy Group                                                47,213           2,727
     Rohm & Haas Co.                                                      90,180           2,717
     Circuit City Stores, Inc.                                            54,339           2,714

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
VALUE INDEX FUND                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     Hilton Hotels Corp.                                                 141,200      $    2,700
     Republic New York Corp.                                              58,092           2,647
-    Owens-Illinois, Inc.                                                 86,200           2,640
     Rubbermaid, Inc.                                                     83,900           2,638
     Hasbro, Inc.                                                         70,891           2,561
     International Flavors &
         Fragrances, Inc.                                                 57,400           2,536
     Union Camp Corp.                                                     37,503           2,531
     Baltimore Gas & Electric Co.                                         80,872           2,497
     PP&L Resources Inc.                                                  89,434           2,493
-    US Airways Group, Inc.                                               47,300           2,460
     H & R Block, Inc.                                                    54,500           2,453
     Dow Jones & Co., Inc.                                                50,882           2,449
     Biomet, Inc.                                                         60,700           2,443
     Amerada Hess Corp.                                                   48,934           2,434
-    Toys R Us, Inc.                                                     144,190           2,433
     ITT Industries, Inc.                                                 61,083           2,428
     Bear Stearns Co., Inc.                                               64,900           2,426
-    Advanced Micro Devices, Inc.                                         82,390           2,384
     Allegheny Teledyne Inc.                                             116,400           2,379
     MGIC Investment Corp.                                                59,300           2,361
     Allergan, Inc.                                                       35,800           2,318
     Northern States Power Co.                                            82,664           2,294
     Whirlpool Corp.                                                      41,178           2,280
-    KLA-Tencor Corp.                                                     52,100           2,260
     Tandy Corp.                                                          53,584           2,207
     Ashland, Inc.                                                        45,168           2,185
     Knight Ridder                                                        42,494           2,173
     Amoco Corp.                                                          36,436           2,150
     W.W. Grainger, Inc.                                                  51,424           2,141
     Crown Cork & Seal Co., Inc.                                          69,431           2,139
     Champion International Corp.                                         51,816           2,099
     Nucor Corp.                                                          47,476           2,053
     Harcourt General, Inc.                                               38,523           2,049
     Eastman Chemical Co.                                                 45,011           2,014
     Willamette Industries, Inc.                                          60,092           2,013
     Anadarko Petroleum Corp.                                             65,200           2,013
     Parker Hannifin Corp.                                                59,057           1,934
     Temple-Inland Inc.                                                   32,089           1,903
     PACCAR, Inc.                                                         46,200           1,900
     Sunoco, Inc.                                                         52,680           1,900
     Adobe Systems, Inc.                                                  39,700           1,856
     Reynolds Metals Co.                                                  34,968           1,842
     Pall Corp.                                                           72,600           1,838
     SuperValu Inc.                                                       65,248           1,827
     Bausch & Lomb, Inc.                                                  30,387           1,823
     Laidlaw, Inc.                                                       178,645           1,798
     Morton International, Inc.                                           72,774           1,783
-    Humana, Inc.                                                         99,800           1,778
     Fluor Corp.                                                          41,095           1,749
     Sigma-Aldrich Corp.                                                  59,390           1,745
     American Greetings Corp.
         Class A                                                          42,210           1,733
     Harris Corp.                                                         47,288           1,732
     Deluxe Corp.                                                         47,100           1,722
     Dillard's Inc.                                                       59,949           1,701
     Sonat, Inc.                                                          62,856           1,701
     Raytheon Co. Class A                                                 32,092           1,659
-    Niagara Mohawk Power Corp.                                          101,496           1,637
     Newmont Mining Corp.                                                 90,600           1,636
     The Mead Corp.                                                       55,640           1,631
     Westvaco Corp.                                                       59,841           1,604
     Phelps Dodge Corp.                                                   31,416           1,598
-    Thermo Electron Corp.                                                93,620           1,586
     Placer Dome, Inc.                                                   137,835           1,585
     Raychem Corp.                                                        47,900           1,548
     Hercules, Inc.                                                       56,500           1,547
     The BFGoodrich Co.                                                   42,298           1,517
     Engelhard Corp.                                                      77,600           1,513
-    Mirage Resorts, Inc.                                                 99,500           1,486
     Darden Restaurants Inc.                                              82,218           1,480
     Wendy's International, Inc.                                          67,470           1,472
     Centex Corp.                                                         32,198           1,451
     C.R. Bard, Inc.                                                      29,090           1,440
     Thomas & Betts Corp.                                                 33,151           1,436
-    St. Jude Medical, Inc.                                               49,780           1,378
-    LSI Logic Corp.                                                      83,300           1,343
     Apache Corp.                                                         53,000           1,342
     Brunswick Corp.                                                      54,037           1,337
-    National Semiconductor Corp.                                         99,060           1,337
     The Stanley Works                                                    48,100           1,335
     Union Pacific Resources
         Group, Inc.                                                     144,700           1,311
-    Silicon Graphics, Inc.                                              101,564           1,308
     Armstrong World Industries Inc.                                      21,665           1,307
-    Consolidated Stores, Inc.                                            64,600           1,304
     Great Lakes Chemical Corp.                                           32,065           1,283
     Adolph Coors Co. Class B                                             22,416           1,265
     Crane Co.                                                            40,674           1,228
-    King World Productions, Inc.                                         41,622           1,225
     Snap-On Inc.                                                         34,729           1,209
     Nalco Chemical Co.                                                   38,820           1,203
     USX-U.S. Steel Group                                                 52,080           1,198
     Bemis Co., Inc.                                                      31,506           1,195
     NICOR, Inc.                                                          28,237           1,193
     Mallinckrodt, Inc.                                                   38,626           1,190
     Homestake Mining Co.                                                129,500           1,190
     Louisiana-Pacific Corp.                                              64,899           1,188
     Liz Claiborne, Inc.                                                  35,007           1,105
     Kerr-McGee Corp.                                                     28,462           1,089
     Meredith Corp.                                                       28,300           1,072
     Autodesk, Inc.                                                       25,100           1,071
     Ryder System, Inc.                                                   41,050           1,067
-    Navistar International Corp.                                         36,322           1,035
     Boise Cascade Corp.                                                  33,382           1,035
-    FMC Corp.                                                            17,963           1,006
     Inco Ltd.                                                            94,759           1,001
     Cooper Tire & Rubber Co.                                             45,791             936
     National Service Industries, Inc.                                    24,439             929
     Scientific-Atlanta, Inc.                                             40,617             927
-    Harrah's Entertainment, Inc.                                         58,500             918
     Cummins Engine Co., Inc.                                             24,853             882
     Alberto-Culver Co. Class B                                           32,694             873
     Case Corp.                                                           39,432             860
-    Andrew Corp.                                                         51,000             842
     Ball Corp.                                                           17,981             823
-    Cabletron Systems, Inc.                                              94,400             791
     Longs Drug Stores, Inc.                                              21,052             789
     McDermott International, Inc.                                        31,932             788
     Tektronix, Inc.                                                      25,600             770
     Peoples Energy Corp.                                                 19,169             764
     EG&G, Inc.                                                           26,225             729

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     Shared Medical Systems Corp.                                         14,400      $      718
     Worthington Industries, Inc.                                         57,156             714
-    W.R. Grace & Co.                                                     44,800             703
     IKON Office Solutions, Inc.                                          80,135             686
     Great Atlantic & Pacific
         Tea Co., Inc.                                                    22,877             678
     The Timken Co.                                                       35,644             673
     Crestar Financial Corp.                                               9,200             662
     Fleetwood Enterprises, Inc.                                          18,822             654
     Pulte Corp.                                                          23,382             650
     Briggs & Stratton Corp.                                              12,650             631
     Kaufman & Broad Home Corp.                                           21,657             623
     ONEOK, Inc.                                                          17,100             618
-    Bethlehem Steel Corp.                                                70,390             590
     Potlatch Corp.                                                       15,758             581
     The Pep Boys
         (Manny, Moe & Jack)                                              34,600             543
-    Fruit of the Loom, Inc.                                              39,000             539
     Eastern Enterprises                                                  12,225             535
     Moore Corp. Ltd.                                                     47,959             528
     Helmerich & Payne, Inc.                                              27,216             527
     Battle Mountain Gold Co.
         Class A                                                         124,480             513
     Tupperware Corp.                                                     31,200             513
     Cyprus Amax Minerals Co.                                             49,288             493
-    Reebok International Ltd.                                            32,800             488
-    Rowan Cos., Inc.                                                     48,700             487
-    Data General Corp.                                                   29,055             478
     Polaroid Corp.                                                       25,184             471
     NACCO Industries, Inc. Class A                                        4,930             454
     Aeroquip-Vickers Inc.                                                15,000             449
     Russell Corp.                                                        21,690             441
     Milacron Inc.                                                        22,453             432
     Springs Industries Inc. Class A                                      10,326             428
     ASARCO, Inc.                                                         23,765             358
     Foster Wheeler Corp.                                                 23,000             303
     Harnischfeger Industries Inc.                                        28,320             289
     PennzEnergy Co.                                                      17,546             286
-    Pennzoil-Quaker State Co.                                            17,546             260
-    Venator Group, Inc.                                                  39,820             256
-    Viacom Inc. Class A                                                     766              56
-    Rio Hotel and Casino, Inc.                                            3,000              48
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $2,069,884)                                                                 2,614,671
------------------------------------------------------------------------------------------------

                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (0.3%)(1)
------------------------------------------------------------------------------------------------
U.S. TREASURY BILL
(2)  3.887%, 1/21/1999                                                   $   400             399
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                                                       5,453           5,453
     4.77%, 1/4/1999--Note G                                               1,680           1,680
------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $7,532)                                                                         7,532
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (100.6%)
     (COST $2,077,416)                                                                $2,622,203
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-0.6%)                                                (15,490)
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                     $2,606,713
================================================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.4% and 0.2%, respectively, of net assets.

See Note F in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

 ADR--American Depositary Receipt.

------------------------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
------------------------------------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                                                   $2,622,203
Receivables for Investment Securities Sold                                               345,827
Other Assets--Note B                                                                      10,477
                                                                                     -----------
     TOTAL ASSETS                                                                      2,978,507
                                                                                     -----------
LIABILITIES
Payables for Investment Securities
     Purchased                                                                           359,770
Other Liabilities--Note G                                                                 12,024
                                                                                     -----------
     Total Liabilities                                                                   371,794
                                                                                     -----------
NET ASSETS                                                                            $2,606,713
================================================================================================

------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
                                                                                          AMOUNT
                                                                                           (000)
------------------------------------------------------------------------------------------------
Paid in Capital                                                                       $1,982,252
Overdistributed Net Investment Income                                                       (551)
Accumulated Net Realized Gains                                                            80,108
Unrealized Appreciation--Note F
     Investment Securities                                                               544,787
     Futures Contracts                                                                       117
------------------------------------------------------------------------------------------------
NET ASSETS                                                                            $2,606,713
================================================================================================

Investor Shares--Net Assets
     Applicable to 107,548,460 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                                        $2,420,609
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INVESTOR SHARES                                                                      $22.51
================================================================================================

Institutional Shares--Net Assets
     Applicable to 8,269,249 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                                          $186,104
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INSTITUTIONAL SHARES                                                                 $22.51
================================================================================================

------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
COMMON STOCKS (95.4%)(1)
------------------------------------------------------------------------------------------------
-    Microsoft Corp.                                                   2,206,188    $    305,971
     General Electric Co.                                              2,913,141         297,322
     Intel Corp.                                                       1,504,226         178,345
     Wal-Mart Stores, Inc.                                             2,001,684         163,012
     Exxon Corp.                                                       2,195,380         160,537
     Merck & Co., Inc.                                                 1,066,317         157,482
     International Business
         Machines Corp.                                                  835,432         154,346
     The Coca-Cola Co.                                                 2,207,444         147,623
     Pfizer, Inc.                                                      1,169,898         146,749
     Lucent Technologies, Inc.                                         1,177,384         129,512
-    Cisco Systems, Inc.                                               1,392,092         129,203
     AT&T Corp.                                                        1,617,327         121,704
     Bristol-Myers Squibb Co.                                            890,624         119,177
     Philip Morris Cos., Inc.                                          2,177,513         116,497
-    MCI WorldCom, Inc.                                                1,590,194         114,096
     Procter & Gamble Co.                                              1,200,608         109,630
     Johnson & Johnson                                                 1,204,182         101,001
     Citigroup, Inc.                                                   2,017,581          99,870
     BankAmerica Corp.                                                 1,563,477          94,004
     SBC Communications Inc.                                           1,752,441          93,975
-    Berkshire Hathaway Class A                                            1,337          93,607
     American International
         Group, Inc.                                                     940,156          90,842
     BellSouth Corp.                                                   1,769,616          88,259
     Eli Lilly & Co.                                                     986,070          87,637
-    Dell Computer Corp.                                               1,133,456          82,955
     Home Depot, Inc.                                                  1,315,786          80,510
     Bell Atlantic Corp.                                               1,390,888          73,717
     Schering-Plough Corp.                                             1,314,324          72,616
     Fannie Mae                                                          934,538          69,156
     Abbott Laboratories                                               1,378,730          67,558
     Time Warner, Inc.                                                 1,073,206          66,606
     American Home Products
         Corp.                                                         1,178,082          66,341
     Hewlett-Packard Co.                                                 936,700          63,988
     Ford Motor Co.                                                    1,090,072          63,974
-    America Online, Inc.                                                393,500          62,960
     Compaq Computer Corp.                                             1,496,168          62,745
     Ameritech Corp.                                                     987,038          62,553
     Mobil Corp.                                                         703,808          61,319
     Wells Fargo Co.                                                   1,447,886          57,825
     GTE Corp.                                                           863,170          56,106
     The Walt Disney Co.                                               1,844,747          55,342
     Warner-Lambert Co.                                                  735,051          55,267
     PepsiCo, Inc.                                                     1,318,672          53,983
     E.I. du Pont de Nemours & Co.                                     1,013,248          53,765
     Bank One Corp.                                                    1,048,427          53,535
     First Union Corp.                                                   872,785          53,076
     The Chase Manhattan Corp.                                           766,872          52,195
     Chevron Corp.                                                       588,450          48,804
     Gillette Co.                                                      1,005,368          48,572
     McDonald's Corp.                                                    613,019          46,972
     General Motors Corp.                                                588,641          42,125
     American Express Co.                                                408,675          41,787
     Freddie Mac                                                         607,604          39,152
-    EMC Corp.                                                           447,244          38,016
     Morgan Stanley Dean
         Witter & Co.                                                    530,301          37,651
-    Oracle Corp.                                                        871,475          37,582
-    AirTouch Communications, Inc.                                       513,868          37,063
     Xerox Corp.                                                         294,233          34,719
     Motorola, Inc.                                                      537,992          32,851
     Sprint Corp.                                                        387,646          32,611
     Medtronic, Inc.                                                     420,316          31,208
     Texas Instruments, Inc.                                             351,802          30,101
     The Gap, Inc.                                                       527,597          29,677
     The Boeing Co.                                                      907,278          29,600
     U S West, Inc.                                                      451,961          29,208
-    Sun Microsystems, Inc.                                              338,704          29,001
     Allstate Corp.                                                      747,382          28,868
     Anheuser-Busch Cos., Inc.                                           431,740          28,333
     The Bank of New York Co., Inc.                                      673,044          27,090
     Kimberly-Clark Corp.                                                490,156          26,713
-    Safeway, Inc.                                                       435,328          26,528
     Associates First Capital Corp.                                      620,144          26,279
     Walgreen Co.                                                        445,460          26,087
-    Tele-Communications-TCI
         Group A                                                         467,755          25,873
-    MediaOne Group, Inc.                                                548,564          25,782
     Carnival Corp.                                                      536,354          25,745
     Minnesota Mining &
         Manufacturing Co.                                               361,679          25,724
     Monsanto Co.                                                        538,082          25,559
     Texaco Inc.                                                         481,840          25,477
     Colgate-Palmolive Co.                                               264,816          24,595
     Waste Management, Inc.                                              512,028          23,873
     Emerson Electric Co.                                                394,394          23,861
-    Amgen, Inc.                                                         226,848          23,720
     U.S. Bancorp                                                        665,219          23,615
     Sara Lee Corp.                                                      836,394          23,576
-    Viacom Inc. Class B                                                 314,518          23,274
     Fleet Financial Group, Inc.                                         511,420          22,854
     Schlumberger Ltd.                                                   487,278          22,476
     AlliedSignal Inc.                                                   505,884          22,417
     Electronic Data Systems Corp.                                       443,555          22,289
     United Technologies Corp.                                           204,218          22,209
     Campbell Soup Co.                                                   402,148          22,118
-    Yahoo!, Inc.                                                         92,700          21,964
     Automatic Data Processing, Inc.                                     269,521          21,612
     Computer Associates
         International, Inc.                                             502,581          21,422
     National City Corp.                                                 295,229          21,404
     Dayton Hudson Corp.                                                 393,106          21,326
     CBS Corp.                                                           644,097          21,094
     Merrill Lynch & Co., Inc.                                           314,296          20,979
     Duke Energy Corp.                                                   325,792          20,871
     Eastman Kodak Co.                                                   289,812          20,866
     Washington Mutual, Inc.                                             533,949          20,390
     Charles Schwab Corp.                                                357,456          20,084
     CVS Corp.                                                           348,650          19,176
     Atlantic Richfield Co.                                              287,570          18,764
     Comcast Corp. Class A Special                                       316,929          18,600
     Dow Chemical Co.                                                    202,186          18,386
     H.J. Heinz Co.                                                      324,205          18,358
     Southern Co.                                                        624,823          18,159
     Firstar Corp.                                                       194,661          18,152
     American General Corp.                                              228,715          17,840
     Household International, Inc.                                       442,002          17,514
     Fifth Third Bancorp                                                 239,863          17,105
     Enron Corp.                                                         296,027          16,892

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     MBNA Corp.                                                          673,126     $    16,786
     J.P. Morgan & Co., Inc.                                             159,636          16,772
     Baxter International, Inc.                                          254,835          16,389
     Gannett Co., Inc.                                                   254,100          16,389
     Wachovia Corp.                                                      186,320          16,291
     Pitney Bowes, Inc.                                                  245,770          16,236
     Mellon Bank Corp.                                                   234,906          16,150
     Lowe's Cos., Inc.                                                   314,074          16,077
-    Cox Communications Class A                                          229,935          15,894
     SunAmerica Inc.                                                     184,900          15,000
     Lockheed Martin Corp.                                               176,857          14,989
     Caterpillar, Inc.                                                   325,616          14,978
     Sears, Roebuck & Co.                                                352,187          14,968
     Albertson's, Inc.                                                   233,698          14,884
     Guidant Corp.                                                       134,656          14,846
     CIGNA Corp.                                                         191,328          14,792
-    Qwest Communications
         International Inc.                                              295,662          14,783
     ALLTEL Corp.                                                        244,777          14,641
     PNC Bank Corp.                                                      270,190          14,624
-    Cendant Corp.                                                       765,976          14,601
     Columbia/HCA Healthcare Corp.                                       581,303          14,387
-    3Com Corp.                                                          320,409          14,358
-    Amazon.com, Inc.                                                     44,600          14,328
     Burlington Northern
         Santa Fe Corp.                                                  423,610          14,297
     SunTrust Banks, Inc.                                                186,539          14,270
-    Applied Materials, Inc.                                             331,038          14,131
-    Costco Cos., Inc.                                                   193,361          13,958
-    The Kroger Co.                                                      228,994          13,854
     ConAgra, Inc.                                                       435,568          13,720
     Bestfoods                                                           256,626          13,665
     Cardinal Health, Inc.                                               178,551          13,547
     Marsh & McLennan Cos., Inc.                                         229,256          13,397
     Illinois Tool Works, Inc.                                           223,106          12,940
     Coca-Cola Enterprises, Inc.                                         361,135          12,910
-    Compuware Corp.                                                     163,400          12,766
     Raytheon Co. Class B                                                239,622          12,760
     First Data Corp.                                                    401,858          12,734
-    Clear Channel
         Communications, Inc.                                            233,502          12,726
-    Ascend Communications, Inc.                                         192,966          12,687
     KeyCorp                                                             395,380          12,652
     May Department Stores Co.                                           208,598          12,594
     Aluminum Co. of America                                             168,806          12,586
     Kellogg Co.                                                         363,386          12,400
     International Paper Co.                                             274,346          12,294
     HBO & Co.                                                           422,409          12,118
-    Tellabs, Inc.                                                       175,388          12,025
     Williams Cos., Inc.                                                 382,020          11,914
-    FDX Corp.                                                           133,312          11,865
-    Level 3 Communications, Inc.                                        273,600          11,799
     Texas Utilities Co.                                                 251,027          11,720
     Halliburton Co.                                                     391,843          11,608
     Rite Aid Corp.                                                      233,346          11,565
     The Equitable Cos.                                                  199,691          11,557
     The Hartford Financial
         Services Group Inc.                                             210,108          11,530
     IMS Health, Inc.                                                    148,777          11,223
     Textron, Inc.                                                       147,712          11,217
-    Staples, Inc.                                                       256,415          11,202
     Consolidated Edison Inc.                                            211,122          11,163
     Progressive Corp. of Ohio                                            65,900          11,162
     The Clorox Co.                                                       93,076          10,872
     Norfolk Southern Corp.                                              341,257          10,813
     General Mills, Inc.                                                 138,283          10,751
     PG&E Corp.                                                          340,951          10,740
     J.C. Penney Co., Inc.                                               227,387          10,659
     AFLAC, Inc.                                                         239,092          10,520
     NIKE, Inc. Class B                                                  257,632          10,450
     Avon Products, Inc.                                                 235,812          10,435
     BB&T Corp.                                                          257,892          10,396
     AMP, Inc.                                                           197,431          10,279
     Aetna Inc.                                                          130,441          10,256
     BankBoston Corp.                                                    263,392          10,256
     Loews Corp.                                                         103,971          10,215
     FPL Group, Inc.                                                     163,811          10,095
     State Street Corp.                                                  144,184          10,030
     Union Pacific Corp.                                                 221,497           9,981
     Phillips Petroleum Co.                                              232,803           9,923
-    AMR Corp.                                                           165,222           9,810
-    Solectron Corp.                                                     104,900           9,749
     Interpublic Group of Cos., Inc.                                     122,018           9,731
     The Chubb Corp.                                                     149,162           9,677
-    Micron Technology, Inc.                                             190,827           9,649
     Comerica, Inc.                                                      140,891           9,607
     Providian Financial Corp.                                           127,649           9,574
     Becton, Dickinson & Co.                                             221,428           9,452
-    Boston Scientific Corp.                                             350,726           9,404
     Corning, Inc.                                                       207,654           9,344
     Wrigley, (Wm.) Jr. Co.                                              104,088           9,322
     PPG Industries, Inc.                                                159,894           9,314
     Archer-Daniels-Midland Co.                                          539,256           9,268
     Weyerhaeuser Co.                                                    179,885           9,140
     Computer Sciences Corp.                                             141,406           9,112
     American Stores Co.                                                 245,854           9,081
     The McGraw-Hill Cos., Inc.                                           88,970           9,064
     Ralston-Ralston Purina Group                                        279,605           9,052
-    Genentech, Inc. Special
         Common Stock                                                    112,883           8,995
     Edison International                                                316,703           8,828
     Omnicom Group Inc.                                                  152,000           8,816
     Masco Corp.                                                         306,006           8,798
     Service Corp. International                                         230,356           8,768
     Northern Trust Corp.                                                 99,700           8,705
-    Sprint PCS                                                          376,131           8,698
-    Kohl's Corp.                                                        141,500           8,693
     RJR Nabisco Holdings Corp.                                          292,519           8,684
     Honeywell, Inc.                                                     114,379           8,614
     Conseco Inc.                                                        281,407           8,600
-    eBay Inc.                                                            35,400           8,540
     Houston Industries, Inc.                                            265,080           8,516
     Aon Corp.                                                           153,027           8,474
-    Fred Meyer Inc.                                                     139,795           8,423
     Rockwell International Corp.                                        173,367           8,419
     PECO Energy Corp.                                                   201,874           8,403
     Public Service Enterprise
         Group, Inc.                                                     208,825           8,353
-    Federated Department
         Stores, Inc.                                                    191,044           8,322

------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
     USX-Marathon Group                                                  276,146      $    8,319
     Air Products & Chemicals, Inc.                                      207,952           8,318
     Sysco Corp.                                                         302,308           8,294
     TJX Cos., Inc.                                                      284,036           8,237
     Dominion Resources, Inc.                                            175,995           8,228
     CSX Corp.                                                           198,088           8,221
-    BMC Software, Inc.                                                  184,200           8,208
-    Office Depot, Inc.                                                  219,325           8,101
     American Electric
         Power Co., Inc.                                                 172,042           8,097
-    At Home Corp. Series A                                              108,700           8,071
     Hershey Foods Corp.                                                 128,164           7,970
     Fort James Corp.                                                    197,522           7,901
-    Unisys Corp.                                                        227,780           7,844
-    Tele-Communications
         TCI Ventures Group Series A                                     327,330           7,713
     Regions Financial Corp.                                             190,574           7,682
-    Network Associates, Inc.                                            115,639           7,661
     Unicom Corp.                                                        196,609           7,582
-    AES Corp.                                                           159,452           7,554
     UNUM Corp.                                                          128,354           7,493
     Paychex, Inc.                                                       145,614           7,490
     United Healthcare Corp.                                             173,846           7,486
     Bankers Trust Corp.                                                  87,181           7,448
     Lincoln National Corp.                                               90,625           7,414
     St. Paul Cos., Inc.                                                 211,144           7,337
-    Tenet Healthcare Corp.                                              277,745           7,291
     Crestar Financial Corp.                                             101,051           7,276
     Deere & Co.                                                         219,609           7,274
     Dover Corp.                                                         198,456           7,268
     Franklin Resources Corp.                                            226,560           7,250
     The Quaker Oats Co.                                                 121,310           7,218
     SLM Holding Corp.                                                   150,039           7,202
     Tribune Co.                                                         108,494           7,161
-    Gateway 2000, Inc.                                                  139,500           7,141
     Jefferson-Pilot Corp.                                                94,365           7,077
     Delta Air Lines, Inc.                                               135,976           7,071
     The Goodyear Tire & Rubber Co.                                      139,703           7,046
     Ingersoll-Rand Co.                                                  148,463           6,968
     Entergy Corp.                                                       222,633           6,929
     FirstEnergy Corp.                                                   211,900           6,900
-    Tricon Global Restaurants, Inc.                                     136,587           6,846
     Coastal Corp.                                                       195,006           6,813
     Summit Bancorp.                                                     155,665           6,801
     Capital One Financial Corp.                                          58,784           6,760
-    Kmart Corp.                                                         440,377           6,743
     Southwest Airlines Co.                                              298,651           6,701
     McKesson Corp.                                                       84,594           6,688
     General Dynamics Corp.                                              114,002           6,683
     Intimate Brands, Inc.                                               221,900           6,629
-    CNA Financial Corp.                                                 164,684           6,628
-    Seagate Technology                                                  218,102           6,597
     Transamerica Corp.                                                   56,207           6,492
     Marriott International, Inc.
         Class A                                                         222,574           6,455
     Carolina Power & Light Co.                                          137,114           6,453
     Danaher Corp.                                                       118,800           6,452
     Harley-Davidson, Inc.                                               135,592           6,424
     Unocal Corp.                                                        217,873           6,359
     Mercantile Bancorp, Inc.                                            136,908           6,315
-    Republic Industries, Inc.                                           418,958           6,180
     TRW, Inc.                                                           109,606           6,158
     Cintas Corp.                                                         87,300           6,149
     Linear Technology Corp.                                              68,396           6,126
     Dana Corp.                                                          148,468           6,069
-    Chancellor Media Corp.                                              126,456           6,054
     Winn-Dixie Stores, Inc.                                             133,775           6,003
-    NEXTEL Communications, Inc.                                         253,845           5,997
     Newell Co.                                                          144,708           5,969
     The Limited, Inc.                                                   204,791           5,964
     Mattel, Inc.                                                        260,484           5,942
-    Lexmark International
         Group, Inc. Class A                                              59,100           5,939
     New York Times Co. Class A                                          168,734           5,853
     Pioneer Hi-Bred
         International, Inc.                                             216,368           5,842
     MBIA, Inc.                                                           89,012           5,836
-    HEALTHSOUTH Corp.                                                   377,371           5,826
     UST, Inc.                                                           166,346           5,801
     ServiceMaster Co.                                                   261,850           5,777
     Burlington Resources, Inc.                                          160,472           5,747
     Synovus Financial Corp.                                             234,412           5,714
-    Novell, Inc.                                                        314,032           5,692
     Huntington Bancshares Inc.                                          188,282           5,660
-    Cadence Design Systems, Inc.                                        188,638           5,612
     DTE Energy Co.                                                      130,727           5,605
     PacifiCorp                                                          266,123           5,605
     Equity Office Properties
         Trust REIT                                                      231,011           5,544
     Century Telephone
         Enterprises, Inc.                                                81,720           5,516
     Marshall & Ilsley Corp.                                              94,391           5,516
-    Best Buy Co., Inc.                                                   89,200           5,475
     Sempra Energy                                                       215,618           5,471
     Cincinnati Financial Corp.                                          148,711           5,446
-    Biogen, Inc.                                                         65,600           5,445
     R.R. Donnelley & Sons Co.                                           124,280           5,445
     Royal Caribbean Cruises, Ltd.                                       147,100           5,443
     SouthTrust Corp.                                                    146,533           5,412
     SAFECO Corp.                                                        125,635           5,394
     Genuine Parts Co.                                                   160,422           5,364
-    Wellpoint Health
         Networks Inc. Class A                                            61,635           5,362
     Molex, Inc.                                                         139,187           5,306
     Occidental Petroleum Corp.                                          313,636           5,293
     Ameren Corp.                                                        123,684           5,280
-    Altera Corp.                                                         86,620           5,273
     Washington Post Co. Class B                                           9,100           5,259
     Frontier Corp.                                                      152,656           5,190
     Tenneco, Inc.                                                       152,335           5,189
     Central & South West Corp.                                          188,620           5,175
     Union Planters Corp.                                                113,677           5,151
     VF Corp.                                                            109,288           5,123
     Union Carbide Corp.                                                 120,446           5,119
-    Maxim Integrated Products, Inc.                                     116,600           5,094
     GPU, Inc.                                                           115,224           5,091
     Maytag Corp.                                                         81,288           5,060
     Provident Cos., Inc.                                                121,446           5,040
     Baker Hughes, Inc.                                                  283,685           5,018
     Praxair, Inc.                                                       142,033           5,007
     UnionBanCal Corp.                                                   146,600           4,993
-    Watson Pharmaceuticals, Inc.                                         79,328           4,988

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     Countrywide Credit
         Industries, Inc.                                                 99,217      $    4,979
     Cooper Industries, Inc.                                             103,643           4,942
     Fortune Brands, Inc.                                                155,693           4,924
-    Outdoor Systems, Inc.                                               163,803           4,914
-    Apple Computer, Inc.                                                119,783           4,904
     AmSouth Bancorp                                                     107,371           4,899
     New Century Energies, Inc.                                          100,345           4,892
-    Health Management
         Associates Class A                                              225,932           4,886
     Cinergy Corp.                                                       142,098           4,885
     Georgia Pacific Group                                                82,898           4,855
     PaineWebber Group, Inc.                                             125,050           4,830
     Rohm & Haas Co.                                                     160,274           4,828
-    Cablevision Systems Corp.
         Class B                                                          95,500           4,793
     Kansas City Southern
         Industries, Inc.                                                 97,392           4,790
     Dun & Bradstreet Corp.                                              151,677           4,787
     Golden West Financial Corp.                                          51,807           4,750
     Stryker Corp.                                                        85,400           4,702
     Estee Lauder Cos. Class A                                            54,871           4,691
     Avery Dennison Corp.                                                104,090           4,690
     Allegiance Corp.                                                    100,504           4,686
     Lehman Brothers Holdings, Inc.                                      106,299           4,684
     Consolidated Natural Gas Co.                                         86,337           4,662
     Brown-Forman Corp. Class B                                           61,451           4,651
     Black & Decker Corp.                                                 82,501           4,625
     Nordstrom, Inc.                                                     132,350           4,591
     Cincinnati Bell, Inc.                                               121,000           4,575
     Eaton Corp.                                                          64,438           4,555
     Sherwin-Williams Co.                                                154,860           4,549
-    General Instrument Corp.                                            133,858           4,543
     Equifax, Inc.                                                       132,570           4,532
-    Analog Devices, Inc.                                                144,405           4,531
     Northrop Grumman Corp.                                               61,825           4,521
-    Ceridian Corp.                                                       64,631           4,512
     Food Lion Inc. Class A                                              422,200           4,486
     Circuit City Stores, Inc.                                            89,769           4,483
-    AutoZone Inc.                                                       135,634           4,467
-    Immunex Corp.                                                        35,500           4,466
     Donaldson, Lufkin &
         Jenrette, Inc.                                                  108,800           4,461
-    Netscape Communications Corp.                                        73,375           4,457
     The CIT Group, Inc.                                                 139,800           4,447
     Johnson Controls, Inc.                                               75,294           4,442
-    Starbucks Corp.                                                      79,100           4,439
     Tyson Foods, Inc.                                                   208,589           4,432
     Hilton Hotels Corp.                                                 231,198           4,422
     Republic New York Corp.                                              96,962           4,418
     Old Kent Financial Corp.                                             94,595           4,399
     Torchmark Corp.                                                     124,496           4,396
     Browning-Ferris Industries, Inc.                                    154,202           4,385
     KeySpan Energy Corp.                                                140,835           4,366
-    Owens-Illinois, Inc.                                                142,528           4,365
     CMS Energy Corp.                                                     90,061           4,362
-    US Airways Group, Inc.                                               83,563           4,345
     The Times Mirror Co. Class A                                         77,116           4,319
     Columbia Energy Group                                                74,690           4,313
-    Gulfstream Aerospace Corp.                                           81,000           4,313
     First Tennessee National Corp.                                      113,300           4,312
     Charter One Financial                                               155,291           4,309
     Hasbro, Inc.                                                        118,179           4,269
     Equity Residential
         Properties Trust REIT                                           105,313           4,258
     Perkin-Elmer Corp.                                                   43,630           4,257
-    Infinity Broadcasting Corp.                                         155,000           4,243
-    Bed Bath & Beyond, Inc.                                             123,704           4,221
     First American Corp. (Tenn.)                                         95,060           4,218
     Union Camp Corp.                                                     62,429           4,214
     Rubbermaid, Inc.                                                    133,967           4,211
     International Flavors &
         Fragrances, Inc.                                                 95,074           4,201
     ITT Industries, Inc.                                                105,173           4,181
-    Xilinx, Inc.                                                         64,200           4,181
     H & R Block, Inc.                                                    92,545           4,164
     Ecolab, Inc.                                                        115,080           4,164
-    ADC Telecommunications, Inc.                                        119,800           4,163
     Zions Bancorp                                                        66,588           4,153
     Simon Property Group, Inc.                                          145,272           4,140
-    Chiron Corp.                                                        157,632           4,128
-    American Power
         Conversion Corp.                                                 85,200           4,127
     Baltimore Gas & Electric Co.                                        133,464           4,121
     Popular, Inc.                                                       120,156           4,085
     Amerada Hess Corp.                                                   82,076           4,083
     Total System Services, Inc.                                         172,986           4,065
     Dow Jones & Co., Inc.                                                84,197           4,052
     MGIC Investment Corp.                                               101,730           4,050
     Galileo International, Inc.                                          93,000           4,045
-    ALZA Corp.                                                           77,184           4,033
-    Toys R Us, Inc.                                                     239,001           4,033
     Biomet, Inc.                                                         99,947           4,023
     Vulcan Materials Co.                                                 30,190           3,972
-    Saks Inc.                                                           125,756           3,969
-    Parametric Technology Corp.                                         241,350           3,922
     First Security Corp.                                                167,582           3,917
     Dollar General Corp.                                                164,260           3,881
-    PeopleSoft, Inc.                                                    204,400           3,871
     Florida Progress Corp.                                               86,150           3,860
     Leggett & Platt, Inc.                                               174,900           3,848
-    Loral Space &
         Communications                                                  215,484           3,838
-    Forest Laboratories, Inc.                                            71,884           3,823
     Allergan, Inc.                                                       59,018           3,821
     Bear Stearns Co., Inc.                                              101,559           3,796
     Whirlpool Corp.                                                      68,544           3,796
     Northern States Power Co.                                           136,588           3,790
-    Intuit, Inc.                                                         52,200           3,784
     AMBAC Financial Group Inc.                                           62,744           3,776
     Allegheny Energy, Inc.                                              109,100           3,764
-    General Motors Corp. Class H                                         94,753           3,761
-    NCR Corp.                                                            90,032           3,759
-    Conoco Inc.                                                         180,000           3,758
-    Fiserv, Inc.                                                         72,893           3,749
     Reliastar Financial Corp.                                            81,192           3,745
-    Robert Half International, Inc.                                      83,800           3,745
     Vastar Resources, Inc.                                               86,600           3,740
     PP&L Resources Inc.                                                 134,079           3,737
-    Advanced Micro Devices, Inc.                                        129,110           3,736
     El Paso Energy Corp.                                                106,936           3,723

------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
     Tandy Corp.                                                          90,096      $    3,711
-    SunGard Data Systems, Inc.                                           93,300           3,703
     Starwood Hotels & Resorts REIT                                      163,151           3,701
-    Allied Waste Industries, Inc.                                       156,390           3,695
-    Concord EFS, Inc.                                                    87,137           3,692
-    Sterling Commerce, Inc.                                              81,185           3,653
     W.W. Grainger, Inc.                                                  87,722           3,651
     T. Rowe Price                                                       106,500           3,648
-    USA Networks, Inc.                                                  110,124           3,648
     M & T Bank Corp.                                                      7,016           3,641
     Knight Ridder                                                        71,026           3,631
-    Citrix Systems, Inc.                                                 37,400           3,630
     Federal-Mogul Corp.                                                  60,300           3,588
     Tosco Corp.                                                         138,658           3,588
-    Quintiles Transnational Corp.                                        67,100           3,581
     E.W. Scripps Co. Class A                                             71,976           3,581
-    Litton Industries, Inc.                                              54,869           3,580
     Allegheny Teledyne Inc.                                             174,914           3,575
-    CMGI Inc                                                             33,248           3,541
-    Sanmina Corp.                                                        56,279           3,517
     Mylan Laboratories, Inc.                                            110,250           3,473
     Champion International Corp.                                         85,721           3,472
-    Genzyme Corp.                                                        69,678           3,466
     Crown Cork & Seal Co., Inc.                                         112,239           3,458
     Nucor Corp.                                                          79,781           3,451
     Hillenbrand Industries, Inc.                                         60,500           3,441
     Reynolds Metals Co.                                                  65,274           3,439
-    Abercrombie & Fitch Co.                                              48,518           3,433
     Harcourt General, Inc.                                               63,711           3,389
     Anadarko Petroleum Corp.                                            109,700           3,387
     Symbol Technologies, Inc.                                            52,675           3,368
     Willamette Industries, Inc.                                         100,464           3,366
     Family Dollar Stores, Inc.                                          152,600           3,357
-    KLA-Tencor Corp.                                                     77,100           3,344
-    U.S. Filter Corp.                                                   145,215           3,322
     Ashland, Inc.                                                        68,474           3,312
     TECO Energy, Inc.                                                   117,500           3,312
     LG&E Energy Corp.                                                   116,157           3,289
     NIPSCO Industries, Inc.                                             107,660           3,277
     Parker Hannifin Corp.                                                99,818           3,269
     Raytheon Co. Class A                                                 62,770           3,244
     Pinnacle West Capital Corp.                                          75,900           3,216
-    Synopsys, Inc.                                                       59,286           3,216
-    Quantum Corp.                                                       151,100           3,211
-    QUALCOMM, Inc.                                                       61,800           3,202
     Energy East Corp.                                                    56,600           3,198
     Eastman Chemical Co.                                                 71,380           3,194
-    Storage Technology Corp.                                             89,810           3,194
-    Teradyne, Inc.                                                       74,329           3,150
     Wisconsin Energy Corp.                                               99,623           3,132
-    Legato Systems, Inc.                                                 47,400           3,125
     A.G. Edwards & Sons, Inc.                                            83,849           3,123
-    Sealed Air Corp.                                                     61,091           3,119
-    UAL Corp.                                                            52,080           3,109
     Bergen Brunswig Corp. Class A                                        89,102           3,107
     Allmerica Financial Corp.                                            53,215           3,080
-    SCI Systems, Inc.                                                    53,216           3,073
     DPL Inc.                                                            141,875           3,068
     SCANA Corp.                                                          94,700           3,054
-    Smurfit-Stone Container Corp.                                       192,423           3,043
     North Fork Bancorp, Inc.                                            127,030           3,041
     DQE Inc.                                                             68,907           3,028
-    NTL Inc.                                                             53,600           3,025
     Bausch & Lomb, Inc.                                                  50,401           3,024
     SuperValu Inc.                                                      107,998           3,024
-    Convergys Corp.                                                     135,000           3,021
-    Electronic Arts Inc.                                                 53,700           3,014
     Fluor Corp.                                                          70,667           3,008
     Sunoco, Inc.                                                         83,214           3,001
     Green Point Financial Corp.                                          85,000           2,986
-    Arterial Vascular Engineering, Inc.                                  56,800           2,982
-    Vitesse Semiconductor Corp.                                          64,900           2,961
-    Global TeleSystems Group, Inc.                                       53,100           2,960
     Newmont Mining Corp.                                                163,530           2,954
-    U.S. Cellular Corp.                                                  77,100           2,930
-    Jacor Communications, Inc.                                           45,300           2,916
     Temple-Inland Inc.                                                   48,926           2,902
-    Sofamor Danek Group, Inc.                                            23,800           2,898
     Diamond Offshore Drilling, Inc.                                     122,000           2,890
     PACCAR, Inc.                                                         68,912           2,834
-    HCR Manor Care, Inc.                                                 96,191           2,826
     Morton International, Inc.                                          115,008           2,818
-    Keebler Foods Co.                                                    74,800           2,814
     Dillard's Inc.                                                       99,136           2,813
-    Centocor, Inc.                                                       62,148           2,804
     Dime Bancorp, Inc.                                                  105,760           2,796
     Pall Corp.                                                          109,858           2,781
-    PacifiCare Health Systems, Inc.
         Class B                                                          34,962           2,779
     Starwood Financial Trust REIT                                        46,300           2,778
     Montana Power Co.                                                    49,000           2,772
     Adobe Systems, Inc.                                                  59,220           2,769
     Public Storage, Inc. REIT                                           102,300           2,768
     Potomac Electric Power Co.                                          105,000           2,763
-    Comverse Technology, Inc.                                            38,750           2,751
     Old Republic International Corp.                                    122,150           2,748
     Omnicare, Inc.                                                       78,900           2,742
     The Mead Corp.                                                       93,240           2,733
-    Network Appliance, Inc.                                              60,400           2,709
-    Niagara Mohawk Power Corp.                                          167,502           2,701
     FINOVA Group, Inc.                                                   49,904           2,692
     Phelps Dodge Corp.                                                   52,804           2,686
     New England Electric System                                          55,800           2,685
     Sonoco Products Co.                                                  90,236           2,673
     Amoco Corp.                                                          45,248           2,670
     Viad Corp.                                                           87,463           2,657
     Dial Corp.                                                           91,863           2,653
     Sonat, Inc.                                                          97,960           2,651
-    Humana, Inc.                                                        147,680           2,631
-    Siebel Systems, Inc.                                                 77,533           2,631
     Deluxe Corp.                                                         71,931           2,630
     Shaw Industries, Inc.                                               108,000           2,619
     Sigma-Aldrich Corp.                                                  89,154           2,619
     Unitrin, Inc.                                                        36,405           2,612
-    SPX Corp.                                                            38,903           2,607
     International Game Technology                                       107,102           2,604
     Sundstrand Corp.                                                     50,000           2,594
     Harris Corp.                                                         70,646           2,587
     Archstone Communities
         Trust REIT                                                      127,068           2,573
-    Barnes & Noble, Inc.                                                 60,452           2,569
     American Greetings Corp.
         Class A                                                          62,508           2,567

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
-    J.D. Edwards & Co.                                                   89,900      $    2,551
     Martin Marietta Materials, Inc.                                      41,026           2,551
     Engelhard Corp.                                                     129,723           2,530
     Host Marriott Corp.                                                 182,334           2,518
     Vornado Realty Trust REIT                                            74,600           2,518
-    Veritas Software Corp.                                               41,825           2,507
-    USWeb Corp.                                                          94,350           2,488
     C.R. Bard, Inc.                                                      50,181           2,484
-    Promus Hotel Corp.                                                   76,730           2,484
-    Jabil Circuit, Inc.                                                  33,200           2,478
     Wendy's International, Inc.                                         113,597           2,478
-    Thermo Electron Corp.                                               146,262           2,477
     Crescent Real Estate, Inc. REIT                                     107,600           2,475
-    Tele-Communications Liberty
         Media Group Class A                                              53,716           2,474
-    American Tower Corp. Class A                                         83,400           2,466
-    DST Systems, Inc.                                                    43,200           2,465
-    Keane, Inc.                                                          61,700           2,464
     Mercantile Bankshares Corp.                                          63,900           2,460
-    Inktomi Corp.                                                        19,000           2,458
     Westvaco Corp.                                                       90,747           2,433
     BHC Communications, Inc.
         Class A                                                          19,885           2,426
     American Water Works Co., Inc.                                       71,800           2,423
-    Sybron International Corp.                                           88,992           2,419
     Telephone & Data Systems, Inc.                                       53,800           2,418
     Centex Corp.                                                         53,458           2,409
     Lafarge Corp.                                                        59,400           2,406
-    LHS Group, Inc.                                                      46,500           2,401
-    Mirage Resorts, Inc.                                                160,500           2,397
     Solutia, Inc.                                                       107,013           2,394
     Hibernia Corp. Class A                                              137,583           2,391
     Raychem Corp.                                                        73,930           2,389
     IBP, Inc.                                                            82,000           2,388
     American Financial Group, Inc.                                       54,300           2,382
     Transocean Offshore, Inc.                                            88,700           2,378
-    Uniphase Corp.                                                       34,200           2,373
     Pulitzer Publishing Co.                                              27,366           2,371
     Sovereign Bancorp, Inc.                                             166,027           2,366
     Reader's Digest Assn., Inc.
         Class A                                                          93,506           2,355
     Compass Bancshares Inc.                                              61,816           2,353
     Enron Oil & Gas Co.                                                 136,324           2,352
-    Lear Corp.                                                           61,000           2,349
-    MedImmune Inc.                                                       23,600           2,347
-    Lycos, Inc.                                                          42,202           2,345
     The BFGoodrich Co.                                                   65,260           2,341
-    Waters Corp.                                                         26,700           2,330
-    American Standard Cos., Inc.                                         64,800           2,329
-    Total Renal Care Holdings, Inc.                                      78,369           2,317
     Johns Manville Corp.                                                140,900           2,316
     Transatlantic Holdings, Inc.                                         30,600           2,312
     Conectiv, Inc.                                                       94,100           2,305
     Hercules, Inc.                                                       84,081           2,302
     Commerce Bancshares, Inc.                                            54,012           2,296
-    Apollo Group, Inc. Class A                                           67,712           2,294
-    Metromedia Fiber Network, Inc.                                       68,300           2,288
-    Dollar Tree Stores, Inc.                                             52,212           2,281
     ProLogis Trust REIT                                                 109,817           2,279
     Whitman Corp.                                                        89,625           2,274
-    Continental Airlines, Inc. Class B                                   67,700           2,268
     Wesco Financial Corp.                                                 6,392           2,268
     Comdisco, Inc.                                                      134,150           2,264
-    E*TRADE Group, Inc.                                                  48,000           2,246
-    Arrow Electronics, Inc.                                              83,998           2,242
     MidAmerican Energy Co.                                               83,400           2,241
     USG Corp.                                                            44,000           2,241
     Darden Restaurants Inc.                                             123,293           2,219
     Apache Corp.                                                         87,469           2,214
     Consolidated Papers                                                  80,300           2,208
     Brunswick Corp.                                                      89,098           2,205
     IPALCO Enterprises, Inc.                                             39,750           2,204
     A. H. Belo Corp. Class A                                            110,412           2,201
     Hormel Foods Corp.                                                   67,200           2,201
     Astoria Financial Corp.                                              47,995           2,196
     McCormick & Co., Inc.                                                64,917           2,195
     IMC Global Inc.                                                     102,406           2,189
-    Sepracor Inc.                                                        25,000           2,189
-    Silicon Graphics, Inc.                                              169,138           2,178
     Interstate Energy Corp.                                              67,482           2,176
-    Northwest Airlines Corp. Class A                                     85,100           2,175
     Thomas & Betts Corp.                                                 50,027           2,167
     Diebold, Inc.                                                        60,696           2,166
     Protective Life Corp.                                                54,400           2,166
     The Stanley Works                                                    77,862           2,161
     First Virginia Banks, Inc.                                           45,760           2,151
-    Mohawk Industries, Inc.                                              50,900           2,141
     Mercury General Corp.                                                48,700           2,134
-    Macromedia                                                           63,123           2,126
     Armstrong World Industries Inc.                                      35,220           2,124
-    CalEnergy Co.                                                        61,100           2,119
     Flowers Industries, Inc.                                             88,125           2,109
-    Nova Corp. (Georgia)                                                 60,809           2,109
     Great Lakes Chemical Corp.                                           52,479           2,099
-    Century Communications Corp.
         Class A                                                          66,100           2,097
     Puget Sound Energy Inc.                                              74,863           2,087
-    Lincare Holdings, Inc.                                               51,100           2,073
-    Waddell & Reed Financial, Inc.
         Class B                                                          89,001           2,069
     OGE Energy Corp.                                                     71,300           2,068
     CCB Financial Corp.                                                  36,166           2,061
     Herman Miller, Inc.                                                  76,616           2,059
     SEI Corp.                                                            20,700           2,057
     Avnet, Inc.                                                          33,958           2,054
-    St. Jude Medical, Inc.                                               74,143           2,053
     Meditrust Corp.                                                     135,539           2,050
     Southdown, Inc.                                                      34,336           2,032
     Kimco Realty Corp. REIT                                              50,950           2,022
     Mallinckrodt, Inc.                                                   65,592           2,021
-    LSI Logic Corp.                                                     124,845           2,013
     Hannaford Brothers Co.                                               37,900           2,009
-    Rational Software Corp.                                              75,763           2,008
     Union Pacific Resources
         Group, Inc.                                                     221,458           2,007
-    Acxiom Corp.                                                         64,678           2,005
-    U.S. Foodservice                                                     40,800           1,999
-    Premier Parks Inc.                                                   65,900           1,993
     Comair Holdings, Inc.                                                58,813           1,985
-    Williams Sonoma, Inc.                                                49,016           1,976

------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
-    Express Scripts                                                      29,400      $    1,973
     Case Corp.                                                           90,326           1,970
-    Jones Apparel Group, Inc.                                            89,000           1,964
-    National Semiconductor Corp.                                        145,468           1,964
     The Timber Co.                                                       82,398           1,962
-    International Network Services                                       29,500           1,962
     American National Insurance Co.                                      23,700           1,961
-    Learning Co., Inc.                                                   75,507           1,958
     The St. Joe Co.                                                      83,400           1,955
-    Consolidated Stores, Inc.                                            96,760           1,953
     Bowater Inc.                                                         47,100           1,952
     Avalonbay Communities, Inc.REIT                                      56,763           1,944
-    Rambus Inc.                                                          20,200           1,944
     Homestake Mining Co.                                                211,493           1,943
     Hubbell Inc. Class B                                                 51,000           1,938
     Stewart Enterprises, Inc. Class A                                    86,900           1,934
     Western Resources, Inc.                                              57,978           1,928
     Ultramar Diamond
         Shamrock Corp.                                                   79,368           1,925
-    King World Productions, Inc.                                         65,072           1,916
     Cordant Technologies, Inc.                                           51,000           1,913
     Premark International, Inc.                                          55,167           1,910
     Nationwide Financial
         Services, Inc.                                                   36,900           1,907
     Associated Banc-Corp.                                                55,708           1,905
-    Excite, Inc.                                                         45,300           1,905
-    PRIMEDIA Inc.                                                       162,000           1,904
-    VISIX Inc.                                                           21,771           1,904
     TCF Financial Corp.                                                  78,662           1,903
-    Gartner Group, Inc. Class A                                          89,300           1,898
-    AnnTaylor Stores Corp.                                               48,100           1,897
     Cummins Engine Co., Inc.                                             53,352           1,894
-    Electronics for Imaging, Inc.                                        47,200           1,888
-    Sterling Software, Inc.                                              69,700           1,886
-    Snyder Communications, Inc.                                          55,749           1,882
-    Fox Entertainment Group, Inc.
         Class A                                                          74,500           1,876
     Nabisco Holdings Corp. Class A                                       45,200           1,876
-    MiniMed, Inc.                                                        17,900           1,875
-    QLogic Corp.                                                         14,327           1,875
-    Knoll, Inc.                                                          63,200           1,872
-    Young & Rubicam Inc.                                                 57,800           1,871
-    Citizens Utilities Co. Class B                                      230,152           1,870
-    Devry, Inc.                                                          61,000           1,868
     Spieker Properties, Inc. REIT                                        53,900           1,866
-    i2 Technologies, Inc.                                                61,400           1,865
     Liz Claiborne, Inc.                                                  58,887           1,859
-    Hollywood Entertainment Corp.                                        68,029           1,854
     American Bankers Insurance
         Group                                                            38,300           1,853
-    Northeast Utilities                                                 115,300           1,845
-    Micro Warehouse Inc.                                                 54,400           1,839
     Wilmington Trust Corp.                                               29,700           1,830
-    CDW Computer Centers, Inc.                                           19,050           1,828
     Crane Co.                                                            60,483           1,826
-    BroadVision, Inc.                                                    56,800           1,818
     Bemis Co., Inc.                                                      47,829           1,815
     Harte-Hanks, Inc.                                                    63,700           1,815
     Adolph Coors Co. Class B                                             32,136           1,814
     Snap-On Inc.                                                         52,018           1,811
     NICOR, Inc.                                                          42,552           1,798
     20th Century Industries                                              77,300           1,792
     Meredith Corp.                                                       47,300           1,791
     USX-U.S. Steel Group                                                 77,887           1,791
-    Valassis Communications, Inc.                                        34,700           1,791
     Clayton Homes Inc.                                                  129,595           1,790
-    Plantronics, Inc.                                                    20,800           1,789
     Nalco Chemical Co.                                                   57,621           1,786
-    CSG Systems International, Inc.                                      22,600           1,785
     Manpower Inc.                                                        70,700           1,781
-    FMC Corp.                                                            31,737           1,777
     Travelers Property Casualty Corp.                                    57,100           1,770
     Louisiana-Pacific Corp.                                              96,564           1,768
-    Adaptec, Inc.                                                       100,200           1,760
-    Affiliated Computer Services, Inc.
         Class A                                                          39,081           1,759
-    Leucadia National Corp.                                              55,800           1,758
     Autodesk, Inc.                                                       41,043           1,752
     BEC Energy                                                           42,400           1,746
-    Tech Data Corp.                                                      43,322           1,744
     Duke Realty Investments, Inc.
         REIT                                                             74,869           1,741
     New Plan Excel Realty Trust                                          78,329           1,738
     UtiliCorp United, Inc.                                               47,300           1,735
-    McLeodUSA, Inc. Class A                                              55,300           1,728
     FirstMerit Corp.                                                     64,100           1,723
-    Iomega Corp.                                                        235,100           1,719
-    Outback Steakhouse, Inc.                                             43,100           1,719
     Centura Banks, Inc.                                                  23,100           1,718
     Everest Reinsurance
         Holdings, Inc.                                                   44,100           1,717
     Interstate Bakeries Corp.                                            64,700           1,711
     Pacific Century Financial Corp.                                      70,200           1,711
     Boston Properties, Inc. REIT                                         56,000           1,708
     City National Corp.                                                  40,987           1,706
-    STERIS Corp.                                                         59,798           1,701
-    Brinker International, Inc.                                          58,429           1,687
     Cabot Corp.                                                          60,368           1,687
     Owens Corning                                                        47,581           1,686
     Ryder System, Inc.                                                   64,766           1,684
-    Navistar International Corp.                                         59,017           1,682
-    Crown Castle International Corp.                                     71,400           1,678
     John Wiley & Sons Class A                                            34,600           1,672
-    Borders Group, Inc.                                                  66,900           1,668
     Keystone Financial, Inc.                                             45,043           1,667
-    Microchip Technology, Inc.                                           45,050           1,667
     AMB Property Corp.                                                   75,500           1,661
     Rouse Co. REIT                                                       60,400           1,661
     COMSAT Corp.                                                         46,000           1,656
-    Cree Research, Inc.                                                  34,548           1,654
-    Weatherford International, Inc.                                      85,361           1,654
-    FORE Systems, Inc.                                                   89,700           1,643
     National Community Bancorp                                           87,108           1,639
     Hertz Corp. Class A                                                  35,900           1,638
-    Policy Management
         Systems Corp.                                                    32,440           1,638
     Kerr-McGee Corp.                                                     42,753           1,635
     Murphy Oil Corp.                                                     39,600           1,634
     GATX Corp.                                                           43,100           1,632
-    Metro-Goldwyn-Mayer Inc.                                            123,784           1,632
     Ross Stores, Inc.                                                    41,412           1,631
     Kansas City Power & Light Co.                                        55,000           1,629

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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     HRPT Properties Trust REIT                                          115,600      $    1,626
-    Thermo Instrument Systems, Inc.                                     107,772           1,623
-    United Rentals, Inc.                                                 48,907           1,620
     First American Financial Corp.                                       50,400           1,619
     One Valley Bancorp of
         West Virginia Inc.                                               49,250           1,619
     U.S. Industries, Inc.                                                86,850           1,618
     Illinova Corp.                                                       64,300           1,608
     Sotheby's Holdings Class A                                           50,200           1,606
     Scientific-Atlanta, Inc.                                             70,292           1,604
     Tiffany & Co.                                                        30,768           1,596
-    Westpoint Stevens, Inc.                                              50,486           1,593
-    Agouron Pharmaceuticals, Inc.                                        27,100           1,592
     Erie Indemnity Co. Class A                                           50,800           1,588
-    Data Broadcasting Corp.                                              88,800           1,587
     Reinsurance Group of
         America, Inc.                                                    22,650           1,586
-    Mercury Interactive Corp.                                            25,000           1,581
     Airborne Freight Corp.                                               43,680           1,575
     Dole Food Co.                                                        52,500           1,575
     Mack-Cali Realty Corp. REIT                                          50,800           1,568
-    SMART Modular
         Technologies, Inc.                                               56,400           1,565
     TCA Cable TV, Inc.                                                   43,800           1,563
     Peoples Bank Bridgeport                                              56,550           1,562
-    Henry Schein, Inc.                                                   34,879           1,561
     Peoples Heritage Financial
         Group Inc.                                                       77,982           1,560
     CNF Transportation, Inc.                                             41,499           1,559
     National Fuel Gas Co.                                                34,500           1,559
     Apartment Investment &
         Management Co. Class A REIT                                      41,900           1,558
-    Excel Switching Corp.                                                41,000           1,558
-    ONSALE, Inc.                                                         38,900           1,558
     Legg Mason Inc.                                                      49,300           1,556
     Reynolds & Reynolds Class A                                          67,700           1,553
-    Suiza Foods Corp.                                                    30,400           1,549
     RPM Inc. (Ohio)                                                      96,662           1,547
-    Metzler Group, Inc.                                                  31,750           1,546
     HUBCO, Inc.                                                          51,119           1,540
-    Noble Drilling Corp.                                                118,800           1,537
-    Heftel Broadcasting Corp.                                            31,100           1,532
-    R & B Falcon Corp.                                                  200,963           1,532
     Freeport-McMoRan Copper &
         Gold Inc. Class B                                               146,651           1,531
-    BJ's Wholesale Club, Inc.                                            33,000           1,528
     Boise Cascade Corp.                                                  49,156           1,524
     Fremont General Corp.                                                61,594           1,524
     Shared Medical Systems Corp.                                         30,563           1,524
-    Vlasic Foods International, Inc.                                     63,669           1,516
     CarrAmerica Realty Corp. REIT                                        63,100           1,514
-    American Management
         Systems, Inc.                                                    37,700           1,508
-    Payless ShoeSource, Inc.                                             31,744           1,504
-    Universal Health Services Class B                                    28,900           1,499
-    Sodexho Marriott Services, Inc.                                      54,046           1,496
     Teleflex Inc.                                                        32,726           1,493
     Financial Security Assurance
         Holdings Ltd.                                                    27,500           1,492
-    Novellus Systems, Inc.                                               30,000           1,485
-    Covance, Inc.                                                        50,813           1,480
     Universal Foods Corp.                                                53,814           1,477
-    Vanguard Cellular Systems, Inc.
         Class A                                                          57,213           1,477
     Dynegy,Inc.                                                         134,800           1,474
     ICN Pharmaceuticals, Inc.                                            65,091           1,473
-    Informix Corp.                                                      149,200           1,473
     Trinity Industries, Inc.                                             38,250           1,473
     Applied Power, Inc.                                                  38,905           1,469
     CNB Bancshares, Inc.                                                 31,448           1,466
     United Asset Management Corp.                                        56,400           1,466
     Fastenal Co.                                                         33,300           1,465
     Valspar Corp.                                                        39,200           1,463
-    Micron Electronics, Inc.                                             84,400           1,461
     York International Corp.                                             35,800           1,461
     Santa Fe International Corp.                                         99,800           1,460
     Granite Construction Co.                                             43,350           1,455
     Weis Markets, Inc.                                                   37,400           1,454
     Trustmark Corp.                                                      63,900           1,446
-    ACNielson Corp.                                                      51,155           1,445
-    Envoy Corp.                                                          24,800           1,445
     National Data Corp.                                                  29,611           1,442
     Provident Financial Group, Inc.                                      38,150           1,440
     KN Energy, Inc.                                                      39,506           1,437
-    Atlas Air, Inc.                                                      29,300           1,434
     Dean Foods Corp.                                                     35,067           1,431
-    PLATINUM technology, Inc.                                            74,800           1,431
-    Orbital Sciences Corp.                                               32,300           1,429
-    ISS Group, Inc.                                                      25,900           1,425
-    Acclaim Entertainment Inc.                                          116,000           1,421
     Liberty Property Trust REIT                                          57,700           1,421
     Minnesota Power, Inc.                                                32,300           1,421
-    PathoGenesis Corp.                                                   24,500           1,421
-    Howmet International  Inc.                                           88,000           1,419
-    EarthLink Network, Inc.                                              24,800           1,414
     The McClatchy Co. Class A                                            39,975           1,414
-    O'Reilly Automotive, Inc.                                            29,900           1,413
-    Harrah's Entertainment, Inc.                                         89,916           1,411
     Cornerstone Properties, Inc. REIT                                    90,200           1,409
-    Modis Professional Services Inc.                                     97,153           1,409
     Alpharma, Inc. Class A                                               39,800           1,405
-    PSS World Medical, Inc.                                              61,100           1,405
-    MindSpring Enterprises, Inc.                                         23,000           1,404
-    VeriSign, Inc.                                                       23,700           1,401
     Metris Cos., Inc.                                                    27,823           1,400
-    SCM Microsystems,Inc.                                                19,700           1,400
-    SFX Entertainment, Inc.                                              25,500           1,399
     The Warnaco Group, Inc. Class A                                      55,392           1,399
-    Trigon Healthcare, Inc.                                              37,400           1,395
     Regis Corp.                                                          34,794           1,392
     Questar Corp.                                                        71,770           1,391
-    Global Marine, Inc.                                                 150,700           1,385
-    Pediatrix Medical Group, Inc.                                        23,100           1,385
-    MGM Grand, Inc.                                                      50,878           1,380
-    Ziff-Davis Inc.                                                      87,300           1,380
     Federated Investors, Inc.                                            76,100           1,379
     National Service Industries, Inc.                                    36,293           1,379
-    Verity, Inc.                                                         52,000           1,378
-    Chris-Craft Industries, Inc.                                         28,577           1,377
     Healthcare Realty Trust Inc.                                         61,620           1,375
     WestAmerica Bancorporation                                           37,300           1,371

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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
     Cooper Tire & Rubber Co.                                             66,955      $    1,368
     Beckman Coulter, Inc.                                                25,168           1,365
     First Brands Corp.                                                   34,600           1,365
     Central Newspapers Inc.                                              19,050           1,361
     FelCor Lodging Trust, Inc.                                           59,029           1,361
-    Pixar, Inc.                                                          38,800           1,358
     Commercial Federal Corp.                                             58,483           1,356
     Carlisle Co., Inc.                                                   26,254           1,355
-    Advanced Fibre
         Communications, Inc.                                            123,800           1,354
     The PMI Group Inc.                                                   27,400           1,353
-    SLI, Inc.                                                            48,650           1,350
-    Infoseek Corp.                                                       27,300           1,348
     Valley National Bancorp                                              47,782           1,347
     Hartford Life, Inc.                                                  23,100           1,346
-    Blyth Industries, Inc.                                               43,000           1,344
-    Ciber, Inc.                                                          48,100           1,344
     Millennium Chemicals, Inc.                                           67,582           1,343
     Pentair, Inc.                                                        33,700           1,342
-    DSP Communications, Inc.                                             87,600           1,341
-    Liposome Co., Inc.                                                   86,861           1,341
     Crompton & Knowles Corp.                                             64,751           1,340
     BancWest Corp.                                                       27,900           1,339
-    InterVoice, Inc.                                                     38,813           1,339
-    Winstar Communications, Inc.                                         34,300           1,338
-    NCO Group, Inc.                                                      29,700           1,337
-    Catellus Development Corp.                                           93,300           1,335
-    Atmel Corp.                                                          87,100           1,334
-    American Eagle Outfitters, Inc.                                      20,000           1,333
     Old National Bancorp                                                 23,899           1,332
-    Linens 'n Things, Inc.                                               33,600           1,331
     Tektronix, Inc.                                                      44,280           1,331
-    CIENA Corp.                                                          90,900           1,329
     ENSCO International, Inc.                                           124,024           1,326
     Highwood Properties, Inc. REIT                                       51,500           1,326
-    PSINet, Inc.                                                         63,500           1,326
     Cousins Properties, Inc. REIT                                        40,986           1,322
     Alberto-Culver Co. Class B                                           49,446           1,320
     MCN Energy Group Inc.                                                69,100           1,317
     United Bankshares, Inc.                                              49,650           1,316
-    Security First Technologies Corp.                                    42,964           1,310
     AVX Corp.                                                            76,900           1,302
     CKE Restaurants Inc.                                                 44,198           1,301
     HON Industries, Inc.                                                 54,300           1,300
-    OfficeMax, Inc.                                                     107,250           1,300
     Reliance Group Holdings                                             100,986           1,300
-    Republic Services, Inc. Class A                                      70,400           1,298
     Lennar Corp.                                                         51,300           1,295
     McDermott International, Inc.                                        52,307           1,291
     Pulte Corp.                                                          46,416           1,291
-    Jones Intercable Inc.                                                36,200           1,290
-    SEQUUS Pharmaceuticals, Inc.                                         63,700           1,290
-    Sylvan Learning Systems, Inc.                                        42,300           1,290
     Hollinger International, Inc.                                        92,500           1,289
-    IVAX Corp.                                                          103,600           1,289
-    Concord Communications, Inc.                                         22,700           1,288
-    Andrx Corp.                                                          25,100           1,286
     Aliant Communications, Inc.                                          31,400           1,283
     Noble Affiliates, Inc.                                               52,064           1,282
     Longs Drug Stores, Inc.                                              33,990           1,275
     Cracker Barrel Old Country
         Stores, Inc.                                                     54,554           1,272
-    Patterson Dental Co.                                                 29,150           1,268
     Sealed Air Corp. $ 2.00 Cvt. Pfd.
     Series A                                                             24,451           1,268
-    Bell & Howell Co.                                                    33,500           1,267
     Arden Realty Group, Inc. REIT                                        54,600           1,266
     Houghton Mifflin Co.                                                 26,800           1,266
     Meritor Automotive, Inc.                                             59,766           1,266
-    Egghead.com, Inc.                                                    60,731           1,264
-    Associated Group, Inc.                                               29,292           1,260
-    Sapient Corp.                                                        22,500           1,260
-    Foundation Health Systems
         Class A                                                         105,178           1,256
-    Gentex Corp.                                                         62,748           1,255
-    Oryx Energy Co.                                                      93,329           1,254
     U.S. Trust Corp.                                                     16,502           1,254
-    Corrections Corp. of America                                         71,072           1,253
     Delta & Pine Land Co.                                                33,873           1,253
     Post Properties, Inc. REIT                                           32,600           1,253
     Wausau-Mosinee Paper Corp.                                           70,824           1,253
     Lubrizol Corp.                                                       48,567           1,248
-    Whittman-Hart, Inc.                                                  45,100           1,246
     Peoples Energy Corp.                                                 31,213           1,245
-    Andrew Corp.                                                         75,345           1,243
-    The MONY Group Inc.                                                  39,700           1,243
     USEC Inc.                                                            89,600           1,243
-    Ingram Micro, Inc.                                                   35,600           1,242
     UST Corp.                                                            52,594           1,239
-    Furniture Brands International Inc.                                  45,400           1,237
-    Alternate Living Services, Inc.                                      36,100           1,236
     Fulton Financial Corp.                                               54,933           1,236
     Lyondell Chemical Co.                                                68,646           1,236
-    Mastech Corp.                                                        43,100           1,234
-    ITT Educational Services, Inc.                                       36,200           1,231
-    Walter Industries, Inc.                                              80,400           1,231
-    Cabletron Systems, Inc.                                             146,608           1,228
     MDU Resources Group, Inc.                                            46,600           1,226
-    Sunrise Assisted Living, Inc.                                        23,600           1,224
     Ball Corp.                                                           26,701           1,222
     Lee Enterprises, Inc.                                                38,800           1,222
     Lancaster Colony Corp.                                               37,982           1,220
-    BISYS Group, Inc.                                                    23,600           1,218
-    Emulex Corp.                                                         30,450           1,218
     AK Steel Corp.                                                       51,700           1,215
-    Hutchinson Technology, Inc.                                          34,100           1,215
-    Applied Micro Circuits Corp.                                         35,700           1,213
     Washington Federal Inc.                                              45,468           1,213
     C.H. Robinson Worldwide, Inc.                                        46,700           1,211
     Harsco Corp.                                                         39,668           1,207
-    Rayovac Corp.                                                        45,200           1,206
     DENTSPLY International Inc.                                          46,800           1,205
     Doral Financial Corp.                                                54,200           1,199
     Superior Telecom Inc.                                                25,300           1,195
-    Transaction Systems
         Architects, Inc.                                                 23,900           1,195
-    Nabors Industries, Inc.                                              88,000           1,194
     General Growth
         Properties Inc. REIT                                             31,500           1,193
-    Lason Holdings, Inc.                                                 20,500           1,193

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
-    Aspect Development, Inc.                                             26,900      $    1,192
     First Midwest Bancorp                                                31,160           1,186
-    AmeriSource Health Corp.                                             18,196           1,183
-    Alleghany Corp.                                                       6,264           1,177
-    Lamar Advertising Co. Class A                                        31,600           1,177
     IDACORP, Inc.                                                        32,500           1,176
-    Univision Communications Inc.                                        32,400           1,172
     Media General, Inc. Class A                                          22,100           1,171
-    SkyTel Communications, Inc.                                          52,900           1,170
     AGL Resources Inc.                                                   50,700           1,169
     Nevada Power Co.                                                     44,948           1,169
     Tidewater Inc.                                                       50,400           1,169
-    Hanover Compressor Co.                                               45,300           1,164
     Olin Corp.                                                           41,100           1,164
     Ohio Casualty Corp.                                                  28,244           1,162
     First Bancorp/Puerto Rico                                            38,450           1,161
-    Western Digital Corp.                                                77,000           1,160
     Earthgrains Co.                                                      37,372           1,156
-    ChoicePoint Inc.                                                     17,887           1,154
-    Musicland Stores Corp.                                               77,100           1,152
-    Pharmaceutical Product
         Development, Inc.                                                38,270           1,150
     Valhi, Inc.                                                         101,000           1,149
-    Adelphia Communications Corp.
         Class A                                                          25,100           1,148
-    International Home Foods, Inc.                                       67,700           1,142
-    Aurora Foods Inc.                                                    57,600           1,141
-    Champion Enterprises, Inc.                                           41,669           1,141
-    Safeskin Corp.                                                       47,300           1,141
     Tootsie Roll Industries, Inc.                                        29,164           1,141
-    Broadcast.com, Inc.                                                  14,900           1,140
     Hussman International, Inc.                                          58,862           1,140
-    Cooper Cameron Corp.                                                 46,500           1,139
-    Wang Laboratories, Inc.                                              40,900           1,135
     Hawaiian Electric Industries Inc.                                    28,165           1,134
-    PETsMART, Inc.                                                      103,052           1,134
-    RealNetworks, Inc.                                                   31,600           1,134
     Borg-Warner Automotive, Inc.                                         20,300           1,133
-    Spyglass, Inc.                                                       51,500           1,133
     Pittston Brink's Group                                               35,500           1,132
-    Papa John's International, Inc.                                      25,600           1,130
     Rayonier Inc.                                                        24,575           1,129
-    Ames Department Stores, Inc.                                         41,700           1,126
-    Biomatrix, Inc.                                                      19,333           1,126
     EG&G, Inc.                                                           40,436           1,125
     Mainstreet Financial Corp.                                           24,200           1,124
     Ethan Allen Interiors, Inc.                                          27,360           1,122
-    BOK Financial Corp.                                                  23,798           1,121
-    Newfield Exploration Co.                                             53,700           1,121
-    CheckFree Holdings Corp.                                             47,900           1,120
-    Eagle Hardware & Garden, Inc.                                        34,400           1,118
     Kaydon Corp.                                                         27,900           1,118
     Liberty Financial Cos., Inc.                                         41,400           1,118
-    Whole Foods Market, Inc.                                             23,100           1,117
     Kuhlman Corp.                                                        29,476           1,116
     Cleco Corp.                                                          32,508           1,115
-    Smithfield Foods, Inc.                                               32,900           1,114
     Westfield America, Inc. REIT                                         64,600           1,114
-    Unitrode Corp.                                                       63,622           1,113
     D. R. Horton, Inc.                                                   48,280           1,110
-    RELTEC Corp.                                                         50,000           1,109
-    United Payors & United
         Providers, Inc.                                                  38,850           1,107
-    Catalina Marketing Corp.                                             16,160           1,105
-    Black Box Corp.                                                      29,100           1,102
     Commerce Group, Inc.                                                 31,100           1,102
-    Level One Communications                                             31,050           1,102
     Ogden Corp.                                                          43,945           1,101
-    Scholastic Corp.                                                     20,500           1,099
     Florida East Coast Railway Co.                                       31,200           1,098
-    Cambridge Technology Partners                                        49,600           1,097
-    Coltec Inc.                                                          56,200           1,096
     Universal Corp.                                                      31,200           1,096
-    Consolidated Cigar Holdings Inc.                                     61,900           1,095
-    Barr Labs Inc.                                                       22,800           1,094
     Fleetwood Enterprises, Inc.                                          31,358           1,090
     Arthur J. Gallagher & Co.                                            24,700           1,090
     Polaris Industries, Inc.                                             27,800           1,089
-    ICG Communications, Inc.                                             50,594           1,088
-    Symantec Corp.                                                       49,988           1,087
-    Wind River Systems                                                   23,088           1,085
-    Gilead Sciences, Inc.                                                26,400           1,084
-    General Nutrition Cos., Inc.                                         66,600           1,082
-    Sonic Automotive, Inc.                                               31,400           1,081
-    International Specialty
         Products, Inc.                                                   79,600           1,080
-    Dendrite International, Inc.                                         43,200           1,079
     Federal Signal Corp.                                                 39,362           1,078
     Independence Community
         Bank Corp.                                                       67,300           1,073
-    Safety-Kleen Corp.                                                   75,929           1,073
-    Neiman Marcus Group Inc.                                             42,945           1,071
     Millipore Corp.                                                      37,589           1,069
     Newport News Shipbuilding Inc.                                       31,957           1,069
     Weingarten Realty
         Investors REIT                                                   23,900           1,067
     Briggs & Stratton Corp.                                              21,354           1,065
-    ICOS Corp.                                                           35,800           1,065
-    Quiksilver, Inc.                                                     35,500           1,065
-    L-3 Communications
         Holdings, Inc.                                                   22,800           1,062
     Worthington Industries, Inc.                                         84,989           1,062
     Church & Dwight, Inc.                                                29,500           1,060
     Valero Energy Corp.                                                  49,900           1,060
-    Handleman Co.                                                        75,261           1,058
-    W.R. Grace & Co.                                                     67,354           1,057
     Horace Mann Educators Corp.                                          37,100           1,057
-    Playtex Products, Inc.                                               65,800           1,057
     Bowne & Co., Inc.                                                    59,100           1,056
     Kaufman & Broad Home Corp.                                           36,742           1,056
-    ThermoQuest Corp.                                                    81,600           1,056
     Cullen/Frost Bankers, Inc.                                           19,200           1,054
-    99 Cents Only Stores                                                 21,375           1,050
     Unifi, Inc.                                                          53,650           1,050
     Rochester Gas and Electric Corp.                                     33,552           1,049
     Fund American Enterprise
         Holding Co.                                                       7,485           1,048
-    Earthshell Corp.                                                     87,700           1,047
     Washington Gas Light Corp.                                           38,598           1,047
-    MIPS Technologies, Inc.                                              32,700           1,046
-    Cybex Computer Products Corp.                                        35,550           1,044
     Kelly Services, Inc. Class A                                         32,837           1,043
-    Speedway Motorsports, Inc.                                           36,600           1,043
-    IXC Communications, Inc.                                             31,000           1,042
     The Timken Co.                                                       55,190           1,042

------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
-    Smith International, Inc.                                            41,300      $    1,040
     Tecumseh Products Co. Class A                                        22,313           1,040
     Sierra Pacific Resources                                             27,300           1,037
-    Sykes Enterprises, Inc.                                              34,000           1,037
     True North Communications                                            38,600           1,037
-    Oxford Health Plan                                                   69,600           1,035
     Franchise Finance Corp. of
         America REIT                                                     43,100           1,034
-    World Access, Inc.                                                   48,361           1,034
     St. Paul Bancorp, Inc.                                               37,956           1,033
     HSB Group Inc.                                                       25,135           1,032
-    Swift Transportation Co., Inc.                                       36,800           1,032
     IKON Office Solutions, Inc.                                         120,183           1,029
     Commerce Bancorp, Inc.                                               19,550           1,026
-    Investment Technology
         Group, Inc.                                                      16,500           1,024
-    Zale Corp.                                                           31,700           1,022
-    Getchell Gold Corp.                                                  37,416           1,020
-    Footstar Inc.                                                        40,770           1,019
-    Medical Manager Corp.                                                32,410           1,017
-    CD Radio Inc.                                                        29,600           1,014
-    CompUSA, Inc.                                                        77,600           1,014
-    Markel Corp.                                                          5,600           1,014
-    Renal Care Group, Inc.                                               35,200           1,014
-    Trammell Crow Co.                                                    36,200           1,014
-    RCN Corp.                                                            57,300           1,013
-    United International Holdings, Inc.
         Class A                                                          52,600           1,013
-    CommScope, Inc.                                                      60,206           1,012
-    IDX Systems Corp.                                                    23,000           1,012
     Wallace Computer Services, Inc.                                      38,300           1,010
-    Alaska Air Group, Inc.                                               22,800           1,009
     Colonial BancGroup, Inc.                                             84,060           1,009
-    Complete Business Solutions, Inc.                                    29,800           1,009
     ONEOK, Inc.                                                          27,906           1,008
-    Scotts Co.                                                           26,200           1,007
     Camden Property Trust REIT                                           38,700           1,006
     John Nuveen Co. Class A                                              27,100           1,006
-    Conmed Corp.                                                         30,468           1,005
-    United Video Satellite Group, Inc.                                   42,500           1,004
-    Hambrecht & Quist Group                                              44,200           1,003
     Fair Issac & Co.                                                     21,700           1,002
-    Tower Automotive, Inc.                                               40,200           1,002
     E.W. Blanch Holdings, Inc.                                           21,100           1,001
-    World Color Press, Inc.                                              32,900           1,001
     AAR Corp.                                                            41,900           1,000
     The Times Mirror Co.                                                 17,900             998
     Albemarle Corp.                                                      41,769             992
-    Eastern Environmental
         Services, Inc.                                                   33,500             992
-    Romac International, Inc.                                            44,583             992
-    UICI                                                                 40,500             992
     Dallas Semiconductor Corp.                                           24,300             990
-    Southern Union Co.                                                   40,632             990
     Bank United Corp. Class A                                            25,200             989
     National Computer Systems, Inc.                                      26,700             988
-    Wackenhut Corrections Corp.                                          34,500             988
     Executive Risk, Inc.                                                 17,933             985
     Irvine Apartment
         Communities, Inc. REIT                                           30,900             985
-    American Bank Note
         Holographics, Inc.                                               56,000             980
-    Bally Total Fitness Holding Corp.                                    39,400             980
-    Emmis Communications, Inc.                                           22,600             980
     Washington REIT                                                      52,600             980
     Bindly Western Industries, Inc.                                      19,866             978
     Heller Financial, Inc.                                               33,300             978
     Florida Rock Industries, Inc.                                        31,500             977
-    Ardent Software, Inc.                                                42,414             976
-    BJ Services Co.                                                      62,484             976
-    Medicis Pharmaceutical Corp.                                         16,375             976
     Piedmont Natural Gas, Inc.                                           27,000             975
-    Paymentech, Inc.                                                     52,633             974
-    INSO Corp.                                                           38,900             973
     Varian Associates, Inc.                                              25,700             973
-    Action Performance Cos., Inc.                                        27,468             972
-    Cellular Communications
         International Inc.                                               14,300             972
     Michael Foods Group, Inc.                                            32,400             972
-    Coach USA, Inc.                                                      28,000             971
     Ruby Tuesday, Inc.                                                   45,674             971
     Inter-Tel, Inc.                                                      41,500             970
     BRE Properties Inc.
         Class A REIT                                                     39,140             969
     Great Atlantic & Pacific
         Tea Co., Inc.                                                    32,701             969
-    Advantage Learning
         Systems, Inc.                                                    14,700             967
     Myers Industries, Inc.                                               33,780             967
     Enhance Financial Services
     Group, Inc.                                                          32,200             966
     Foremost Corp. of America                                            45,800             962
-    National Instruments Corp.                                           28,200             962
     CNA Surety Corp.                                                     60,990             961
     Pittway Corp. Class A                                                29,068             961
-    Proxim, Inc.                                                         36,000             961
     Lincoln Electric Holdings                                            43,148             960
     Gerber Scientific, Inc.                                              40,200             957
-    Delphi Financial Group, Inc.                                         18,238             956
-    PEC Israel Economic Corp.                                            33,200             955
-    Secure Computing Corp.                                               50,100             955
     G & K Services, Inc.                                                 17,900             953
     Hospitality Properties Trust REIT                                    39,500             953
-    Renters Choice, Inc.                                                 30,000             953
     Trustco Bank                                                         31,754             953
-    Vertex Pharmaceuticals, Inc.                                         32,000             952
-    Visio Corp.                                                          26,000             951
-    Interim Services, Inc.                                               40,590             949
     Orion Capital Corp.                                                  23,800             948
-    VideoServer, Inc.                                                    51,600             948
-    Bethlehem Steel Corp.                                               113,096             947
     MAF Bancorp, Inc.                                                    35,683             946
-    Micrel, Inc.                                                         17,200             946
     Owens & Minor, Inc. Holding Co.                                      59,950             944
-    Department 56 Inc.                                                   25,095             943
     Chesapeake Corp. of Virginia                                         25,517             941
-    Avid Technology, Inc.                                                40,200             940
-    Tel-Save.com, Inc.                                                   56,100             940
     Bob Evans Farms, Inc.                                                36,000             938
-    SPS Technologies, Inc.                                               16,552             937
-    IDEXX Laboratories Corp.                                             34,800             936
     Potlatch Corp.                                                       25,396             936
     Equitable Resources, Inc.                                            32,100             935
     NACCO Industries, Inc. Class A                                       10,165             935





                                       18
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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     WPS Resources Corp.                                                  26,521      $      935
-    Circus Circus Enterprises Inc.                                       81,641             934
     Corn Products International, Inc.                                    30,765             934
-    Lattice Semiconductor Corp.                                          20,350             934
     Modine Manufacturing Co.                                             25,762             934
-    Meridian Gold Co.                                                   164,100             933
-    Alliant Techsystems, Inc.                                            11,300             932
-    Canandaigua Brands, Inc.
         Class A                                                          16,108             931
     Eastern Utilities Associates                                         32,971             931
-    Protection One, Inc.                                                108,700             931
-    GTech Holdings Corp.                                                 36,300             930
-    Structural Dynamics
         Research Corp.                                                   46,800             930
-    Shorewood Packaging Corp.                                            45,300             929
-    Wall Data Inc.                                                       38,696             929
     Washington Water Power Co.                                           48,200             928
-    Sbarro, Inc.                                                         35,409             927
     Ruddick Corp.                                                        40,200             925
-    Physician Reliance Network, Inc.                                     70,400             924
-    AmeriCredit Corp.                                                    66,800             923
     Jones Pharma, Inc.                                                   25,300             923
-    NCI Building Systems, Inc.                                           32,800             923
     United Dominion Realty Trust REIT                                    89,500             923
-    Dal-Tile International Inc.                                          88,900             922
-    Jacobs Engineering Group Inc.                                        22,600             921
     Mentor Corp.                                                         39,281             921
     First Financial Bancorp                                              31,759             919
     Elcor Corp.                                                          28,400             918
     GenCorp, Inc.                                                        36,800             918
     MacDermid, Inc.                                                      23,461             918
-    Men's Wearhouse, Inc.                                                28,925             918
     Precision Castparts Corp.                                            20,750             918
     CBL & Associates
         Properties, Inc. REIT                                            35,400             914
-    MedPartners, Inc.                                                   173,848             913
     Health Care REIT, Inc.                                               35,200             911
-    Louis Dreyfus Natural Gas Corp.                                      63,960             911
-    Ryan's Family Steak Houses, Inc.                                     73,615             911
-    Fresh Del Monte Produce Inc.                                         42,000             911
     Eaton Vance Corp.                                                    43,600             910
-    Peregrine Systems, Inc.                                              19,600             909
-    Sanchez Computer
         Associates, Inc.                                                 31,060             909
     Westinghouse Air Brake Co.                                           37,200             909
-    Read Rite Corp.                                                      61,431             908
-    Iron Mountain, Inc.                                                  25,150             907
     Claire's Stores, Inc.                                                44,200             906
     Jack Henry & Associates                                              18,200             905
     Webster Financial Corp.                                              32,968             905
     Bank North Group                                                     24,000             903
     Expeditors International of
         Washington, Inc.                                                 21,500             903
-    HA-LO Industries, Inc.                                               24,000             903
     Jefferies Group, Inc.                                                18,200             903
     CMAC Investment Corp.                                                19,626             902
     Chicago Title Corp.                                                  19,192             901
-    Respironics, Inc.                                                    44,966             901
-    Closure Medical Corp.                                                30,200             900
-    First Health Group Corp.                                             54,366             900
-    ADVO, Inc.                                                           34,100             899
-    GeoCities                                                            26,700             898
-    Landstar System                                                      22,000             897
-    The Buckle, Inc.                                                     37,300             895
-    HNC Software, Inc.                                                   22,100             894
-    Ralcorp Holdings, Inc.                                               48,957             893
     Alexander & Baldwin, Inc.                                            38,300             890
-    The SABRE Group Holdings, Inc.                                       20,000             890
-    Boole & Babbage Inc.                                                 30,200             889
     National Bankcorp of Alaska Inc.                                     26,300             888
-    Extended Stay America, Inc.                                          84,378             886
-    INCYTE Pharmaceuticals, Inc.                                         23,700             886
     First Industrial Realty Trust REIT                                   33,000             885
-    Global Industries Ltd.                                              144,500             885
-    Healthcare Financial
         Partners, Inc.                                                   22,200             885
     Block Drug Co. Class A                                               20,369             884
     Eastern Enterprises                                                  20,215             884
     Sun Communities, Inc. REIT                                           25,400             884
     Allied Capital Corp.                                                 51,000             883
     Graco, Inc.                                                          29,947             883
-    C-Cube Microsystems, Inc.                                            32,500             882
-    Westwood One, Inc.                                                   28,900             881
     Community First Bankshares                                           41,800             880
-    LaSalle Partners Inc.                                                29,800             877
     Raymond James Financial, Inc.                                        41,512             877
     Clarcor Inc.                                                         43,800             876
-    CustomTracks Corp.                                                   81,975             876
     Donaldson Co., Inc.                                                  42,200             876
-    Foodmaker, Inc.                                                      39,700             876
     Arvin Industries, Inc.                                               21,000             875
     Developers Diversified
         Realty Corp. REIT                                                49,300             875
     Taubman Co. REIT                                                     63,600             875
-    Golden State Bancorp Inc.                                            52,543             874
     Charles E. Smith Residential
         Realty, Inc. REIT                                                27,200             874
-    Detroit Diesel Corp.                                                 42,200             873
-    Banyan Systems, Inc.                                                 98,200             872
     Midas Inc.                                                           28,020             872
     Nielsen Media Research                                               48,449             872
     Talbots Inc.                                                         27,800             872
-    HMT Technology Corp.                                                 68,000             871
     Nationwide Health
     Properties, Inc.                                                     40,400             871
-    Omnipoint Corp.                                                      93,500             871
     The Pep Boys
         (Manny, Moe & Jack)                                              55,473             870
     Gaylord Entertainment Co.
         Class A                                                          28,853             869
-    Labor Ready, Inc.                                                    44,100             868
     Irwin Financial Corp.                                                31,900             867
-    Rexall Sundown, Inc.                                                 61,906             867
-    Fairfield Communities, Inc.                                          78,300             866
     John H. Harland Co.                                                  54,687             865
     Anchor Bancorp Wisconsin Inc.                                        36,000             864
     Aptargroup Inc.                                                      30,800             864
-    CNET, Inc.                                                           16,200             863
-    UNOVA, Inc.                                                          47,638             863
     Alfa Corp.                                                           35,500             861
     Richfood Holdings, Inc.                                              41,450             860
-    Esterline Technologies Corp.                                         39,490             859





                                       19
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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
-    Theragenics Corp.                                                    51,084      $      859
     Urban Shopping Centers, Inc.
         REIT                                                             26,200             858
-    J. Ray McDermott SA                                                  35,100             858
-    StaffMark, Inc.                                                      38,300             857
-    Sunterra Corp.                                                       57,150             857
     American Annuity Group Inc.                                          37,217             856
-    Progress Software Corp.                                              25,350             856
     Devon Energy Corp.                                                   27,833             854
     JSB Financial                                                        15,701             854
     Essex Property Trust, Inc. REIT                                      28,634             852
-    Fruit of the Loom, Inc.                                              61,666             852
     Tupperware Corp.                                                     51,682             850
-    Service Experts, Inc.                                                29,000             848
     Jostens Inc.                                                         32,340             847
-    Quorum Health Group, Inc.                                            65,500             847
     First Citizens BancShares Class A                                     9,400             846
     Del Webb Corp.                                                       30,700             846
     Park National Corp.                                                   8,200             845
-    United Stationers, Inc.                                              32,500             845
     Atmos Energy Corp.                                                   26,150             843
-    Value City Department
         Stores, Inc.                                                     60,500             843
-    Engineering Animation, Inc.                                          15,600             842
     Harman International
     Industries, Inc.                                                     22,081             842
     General Binding Corp.                                                22,572             841
     Helmerich & Payne, Inc.                                              43,386             841
-    Hyperion Solutions Corp.                                             46,730             841
-    The Petersen Cos., Inc.                                              24,800             840
     Blount International, Inc.                                           33,600             838
-    CEC Entertainment Inc.                                               30,200             838
-    Gaylord Container Corp.                                             136,800             838
     LTC Properties, Inc.                                                 50,400             838
-    Medco Research, Inc.                                                 32,200             837
     Optical Coating Laboratory, Inc.                                     32,181             837
-    Cytec Industries, Inc.                                               39,354             836
     Harnischfeger Industries Inc.                                        81,935             835
     Student Loan Corp.                                                   18,600             835
     Citizens Banking Corp.                                               24,700             834
     First Commonwealth
         Financial Corp.                                                  34,000             833
-    NEXTLINK Communications, Inc.                                        29,300             831
     W.R. Berkley Corp.                                                   24,350             829
-    Young Broadcasting Inc.                                              19,800             829
     Wabash National Corp.                                                40,750             828
     Central Parking Corp.                                                25,500             827
     Signal Corp.                                                         24,122             826
-    Century Business Services, Inc.                                      57,400             825
     First Source Corp.                                                   24,620             825
     La-Z-Boy Inc.                                                        46,300             825
-    U.S. Home Corp.                                                      24,800             825
     Chelsea GCA Realty, Inc. REIT                                        23,100             823
     Ferro Corp.                                                          31,600             822
     AmerUs Life Holdings, Inc.                                           36,703             821
     Health Care Properties Investors                                     26,700             821
     Federal Realty Investment
         Trust REIT                                                       34,700             820
     Pier 1 Imports Inc.                                                  84,650             820
     Battle Mountain Gold Co.
         Class A                                                         198,600             819
-    Perclose, Inc.                                                       24,700             818
-    AnswerThink Consulting
         Group, Inc.                                                      30,400             817
-    Curative Health Services Inc.                                        24,400             817
     JLG Industries, Inc.                                                 52,300             817
-    American Freightways                                                 70,704             815
     Caraustar Industries, Inc.                                           28,500             814
     Cilcorp, Inc.                                                        13,300             814
-    Commonwealth Telephone
         Enterprises, Inc.                                                24,300             814
     Regal-Beloit Corp.                                                   35,400             814
-    The Topps Co., Inc.                                                 162,797             814
     UMB Financial Corp.                                                  17,748             814
     United Illuminating Co.                                              15,800             814
-    Brightpoint, Inc.                                                    59,100             813
     Resource Bancshares
         Mortgage Group, Inc.                                             49,100             813
     Queens County Bancorp, Inc.                                          27,300             812
     Cyprus Amax Minerals Co.                                             81,052             811
     Investors Financial Services
         Corp.                                                            13,600             811
-    Pacific Sunwear of California                                        49,550             811
     The Trust Co. of New Jersey                                          33,100             811
-    Vishay Intertechnology, Inc.                                         55,940             811
     Witco Chemical Corp.                                                 50,900             811
-    MICROS Systems, Inc.                                                 24,600             809
-    Electro Scientific
         Industries, Inc.                                                 17,800             807
-    Pacific Gateway Exchange, Inc.                                       16,800             807
     Vermont Financial Services Corp.                                     24,258             807
-    BA Merchant Services, Inc.
         Class A                                                          40,000             805
     TNP Enterprises, Inc.                                                21,200             804
-    Orthodontic Centers of
         America, Inc.                                                    41,300             803
-    Rowan Cos., Inc.                                                     80,272             803
     Minerals Technologies, Inc.                                          19,600             802
-    SDL, Inc.                                                            20,250             802
-    ProBusiness Services, Inc.                                           17,600             801
     The Toro Co.                                                         28,100             801
-    Atlantic Coast Airlines Holdings                                     31,900             798
-    Hayes Lemmerz International, Inc.                                    26,440             798
     F.N.B. Corp.                                                         28,156             795
-    Mail-Well, Inc.                                                      69,500             795
-    Amphenol Corp.                                                       26,300             794
     United Television, Inc.                                               6,900             794
     ASA Holdings Inc.                                                    26,000             793
-    Chico's Fas, Inc.                                                    33,914             793
     Liberty Corp.                                                        16,100             793
     Chittenden Corp.                                                     24,715             791
     Poe & Brown, Inc.                                                    22,650             791
     Arnold Industries, Inc.                                              49,000             790
-    The Profit Recovery Group
         International, Inc.                                              21,100             790
-    Xylan Corp.                                                          43,600             790
     The Standard Register Co.                                            25,447             787
     LNR Property Corp.                                                   39,400             786
     Staten Island Bancorp, Inc.                                          39,300             784
     Carter-Wallace, Inc.                                                 39,900             783
-    ESSEF Corp.                                                          40,656             783
-    On Assignment, Inc.                                                  22,700             783





                                       20
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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
-    Quest Diagnostics, Inc.                                              43,956      $      783
-    Yellow Corp.                                                         40,947             783
-    Midway Games Inc.                                                    71,066             782
-    Zebra Technologies Class A                                           27,200             782
-    Littelfuse, Inc.                                                     40,500             780
         Patriot American
     Hospitality, Inc. REIT                                              129,947             780
-    Shopko Stores, Inc.                                                  23,445             780
-    Wisconsin Central
         Transportation Corp.                                             45,400             780
-    STAR Telecommunications, Inc.                                        63,915             779
     Storage USA, Inc. REIT                                               24,100             779
-    MedQuist, Inc.                                                       19,700             778
     Republic Security Financial Corp.                                    64,168             778
-    Twinlab Corp.                                                        59,300             778
-    Anixter International Inc.                                           38,200             776
-    ETEC Systems, Inc.                                                   19,400             776
-    Jan Bell Marketing Inc.                                             120,500             776
     The Macerich Co. REIT                                                30,300             776
     International Multifoods Corp.                                       29,981             774
     Reckson Associates Realty
         Corp. REIT                                                       34,900             774
-    Sinclair Broadcast Group, Inc.                                       39,500             773
     Sky Financial Group, Inc.                                            29,224             773
-    Syntel, Inc.                                                         68,350             773
     Capital Re Corp.                                                     38,500             772
-    Eagle USA Airfreight, Inc.                                           31,500             772
-    Photronics Labs Inc.                                                 32,204             772
-    Syncor International Corp.                                           28,300             771
-    Cerner Corp.                                                         28,770             770
-    DoubleClick Inc.                                                     17,300             770
     Barnes Group, Inc.                                                   26,100             767
-    CHS Electronics, Inc.                                                45,300             767
-    Aspect Telecommunications
         Corp.                                                            44,400             766
     Coca-Cola Bottling Co.                                               13,300             765
     Commonwealth Energy Systems                                          18,900             765
-    Safeguard Scientifics, Inc.                                          27,894             765
     Bandag, Inc.                                                         19,138             764
     Prentiss Properties Trust REIT                                       34,200             763
     St. John Knits, Inc.                                                 29,300             762
-    Abacus Direct Corp.                                                  16,700             760
     Pioneer Natural Resources Co.86,700                                     759
-    Pilgrim America Cap Corp.                                            30,300             758
-    Hyperion Telecommunications,
         Inc. Class A                                                     50,000             756
     Whitney Holdings                                                     20,170             756
     Southwest Gas Corp.                                                  28,100             755
-    Tekelec                                                              45,600             755
-    Burr-Brown Corp.                                                     32,175             754
-    Carriage Services, Inc.                                              26,500             754
-    24/7 Media, Inc.                                                     26,900             753
     OM Group, Inc.                                                       20,600             752
-    Sonic Corp.                                                          30,225             752
     Coachmen Industries, Inc.                                            28,596             751
-    SM&A Corp.                                                           39,500             751
-    Valence Technology                                                  103,400             750
     Centex Construction
         Products,Inc.                                                    18,400             748
     R.H. Donnelley Corp.                                                 51,342             748
-    Venator Group, Inc.                                                 116,092             747
     Pogo Producing Co.                                                   57,400             746
     First Western Bancorp                                                23,283             745
-    ArthroCare Corp.                                                     34,200             744
-    Santa Fe Energy Resources, Inc.                                     100,862             744
     Manufactured Home Communities, Inc. REIT                             29,600             742
     JDN Realty Corp. REIT                                                34,350             741
     Juno Lighting, Inc.                                                  31,700             741
     Orange & Rockland Utilities, Inc.                                    13,000             741
     Realty Income Corp. REIT                                             29,800             741
-    Scios, Inc.                                                          71,400             741
     Nordson Corp.                                                        14,400             740
     Comcast Corp. Class A                                                12,860             739
     MeriStar Hospitality Corp.                                           39,800             739
     PXRE Corp.                                                           29,488             739
     Parkway Properties Inc. REIT                                         23,650             739
     Public Service Co. of
         New Mexico                                                       36,180             739
-    Sawtek Inc.                                                          42,200             739
-    Sequa Corp. Class A                                                  12,344             739
-    Big Flower Holdings, Inc.                                            33,400             737
     NAC Re Corp.                                                         15,700             737
-    Building One Services Corp.                                          35,200             735
     Fidelity National Financial, Inc.                                    24,090             735
-    Veterinary Centers of
         America, Inc.                                                    36,860             735
     Werner Enterprises, Inc.                                             41,550             735
-    FileNet Corp.                                                        63,900             733
-    PanAmSat Corp.                                                       18,830             733
-    Insituform Technologies Class A                                      50,500             732
     North Carolina Natural Gas Corp.                                     22,050             732
-    Varco International, Inc.                                            94,444             732
     Aeroquip-Vickers Inc.                                                24,433             731
     LandAmerica Financial Group, Inc.                                    13,100             731
     HCC Insurance Holdings, Inc.                                         41,400             730
     Farmer Brothers, Inc.                                                 3,400             728
-    Columbia Sportswear Co.                                              43,100             727
     Ethyl Corp.                                                         125,030             727
     Pioneer Group, Inc.                                                  36,800             727
-    Stone Energy Corp.                                                   25,300             727
-    Metamor Worldwide, Inc.                                              29,025             726
-    Reebok International Ltd.                                            48,808             726
-    Advance Paradigm, Inc.                                               20,700             725
-    Personnel Group of
         America, Inc.                                                    41,404             725
     Chemed Corp.                                                         21,600             724
-    Consolidated Freightways
         Corp.                                                            45,599             724
-    Playboy Enterprises Inc. Class B                                     34,600             724
     SIG Corp.                                                            20,300             724
-    Affiliated Managers Group, Inc.                                      24,200             723
-    IT Group, Inc.                                                       64,985             723
-    SpaceLabs Medical, Inc.                                              31,439             723
-    Toll Brothers, Inc.                                                  32,000             722
-    Cellstar Corp.                                                      105,900             721
     Excel Industries, Inc.                                               41,200             721
-    Catalytica, Inc.                                                     39,900             718





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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
     Storage Trust Realty REIT                                            30,700      $      718
     Banta Corp.                                                          26,200             717
     Thor Industries, Inc.                                                28,100             717
     United Dominion Industries Ltd.                                      35,200             717
-    Aetrium, Inc.                                                        65,100             716
     Home Properties of New York, Inc. REIT                               27,800             716
     Tredegar Industries Inc.                                             31,800             716
     Chateau Communities, Inc. REIT                                       24,400             715
-    Data General Corp.                                                   43,526             715
     The Stride Rite Corp.                                                81,726             715
-    Western Wireless Corp. Class A                                       32,500             715
-    Ventas, Inc.                                                         58,563             714
-    Greyhound Lines, Inc.                                               120,100             713
-    Synetic, Inc.                                                        16,200             713
     Weeks Corp. REIT                                                     25,300             713
     Alliance Bancorp Inc.                                                36,299             710
-    Boise Cascade Office Products Corp.                                  52,624             710
-    ParkerVision, Inc.                                                   30,200             710
-    BEA Systems, Inc.                                                    57,900             709
     Burlington Coat Factory
         Warehouse Corp.                                                  43,410             708
-    Affymetrix, Inc.                                                     29,000             707
     State Auto Financial Corp.                                           57,100             707
-    Credit Acceptance Corp.                                              96,500             706
-    URS Corp.                                                            30,200             706
-    Acceptance Insurance Cos. Inc.                                       34,800             705
     EVEREN Capital Corp.                                                 31,000             705
-    NFO Worldwide, Inc.                                                  61,278             705
     National Presto Industries, Inc.                                     16,537             705
-    Dave & Busters, Inc.                                                 30,532             704
     Dexter Corp.                                                         22,400             704
     MascoTech Inc.                                                       41,115             704
     Polaroid Corp.                                                       37,658             704
     Lilly Industries Inc. Class A                                        35,268             703
     AREA Bancshares Corp.                                                26,745             702
-    Beringer Wine Estates Holdings, Inc.                                 15,700             702
     Standard Pacific Corp.                                               49,700             702
     Timberline Software Corp.                                            51,053             702
     BancorpSouth, Inc.                                                   38,800             701
-    Maxxam Inc.                                                          12,200             700
-    Fairchild Corp.                                                      44,401             699
-    Global Industrial Technologies, Inc.                                 65,391             699
     Philadelphia Suburban Corp.                                          23,600             698
-    Intermedia Communications Inc.                                       40,400             697
     Harbor Florida Bancshares, Inc.                                      62,179             696
     Hilb, Rogal and Hamilton Co.                                         35,000             696
     NCH Corp.                                                            11,700             696
-    QRS Corp.                                                            14,500             696
-    UCAR International, Inc.                                             39,100             696
-    U.S. Satellite Broadcasting Co.,
         Inc. Class A                                                     50,600             696
     Wicor, Inc.                                                          31,900             696
     Empire District Electric Co.                                         28,100             695
-    General Semiconductor, Inc.                                          84,889             695
     Invacare Corp.                                                       28,957             695
     Koger Equity, Inc. REIT                                              40,400             694
     Colonial Gas Co.                                                     19,800             691
     Longview Fibre Co.                                                   59,730             691
     Northwest Bancorp, Inc.                                              70,900             691
-    WetSeal, Inc. Class A                                                22,900             691
-    Human Genome Sciences, Inc.                                          19,400             690
     Watsco, Inc.                                                         41,200             690
-    Choice Hotel International, Inc.                                     50,341             689
-    Dionex Corp.                                                         18,800             689
     Black Hills Corp.                                                    26,100             688
-    Mapics Inc.                                                          41,700             688
     Baldor Electric Co.                                                  33,940             687
-    IHOP Corp.                                                           17,200             687
-    Andrea Radio Corp.                                                   69,500             686
-    Bel Fuse, Inc.-Class A                                               17,150             686
-    Chirex, Inc.                                                         32,100             686
     P.H. Glatfelter Co.                                                  55,400             686
-    ITC DeltaCom, Inc.                                                   45,000             686
-    ISIS Pharmaceuticals, Inc.                                           53,026             686
     Diagnostic Products Corp.                                            22,023             685
     Cabot Oil & Gas Corp. Class A                                        45,600             684
-    Hearst-Argyle Television Inc.                                        20,700             683
     PennzEnergy Co.                                                      41,814             682
-    Pharmaceutical Markets                                               47,400             681
     Prime Retail, Inc. REIT                                              69,400             681
-    American Oncology
         Resources, Inc.                                                  46,700             680
     Corus Bankshares Inc.                                                21,100             680
     Forest City Enterprise Class A                                       25,900             680
     Kimball International, Inc.
         Class B                                                          35,800             680
     Carpenter Technology Corp.                                           20,000             679
-    Insignia Financial Group, Inc.                                       56,000             679
     CFSB Bancorp, Inc.                                                   27,780             677
-    KEMET Corp.                                                          60,000             675
-    Thermo Fibertek, Inc.                                                94,725             675
     FBL Financial Group, Inc.
         Class A                                                          27,800             674
     CVB Financial Corp.                                                  29,920             673
-    Haemonetics Corp.                                                    29,600             673
     Commercial Metals Co.                                                24,200             672
     Sterling Bancshares, Inc.                                            45,200             672
     Churchill Downs, Inc.                                                20,400             671
     Roslyn Bancorp, Inc.                                                 31,200             671
-    Mueller Industries Inc.                                              32,968             670
-    Acuson Corp.                                                         44,912             668
-    Algos Pharmaceutical Corp.                                           25,700             668
     Authentic Fitness Corp.                                              36,600             668
-    Avis Rent A Car, Inc.                                                27,600             668
-    First Federal Financial Corp.                                        37,368             668
-    Vencor, Inc.                                                        148,363             668
-    Ben & Jerry's Homemade,
         Inc. Class A                                                     29,800             667
     Computer Task Group, Inc.                                            24,592             667
-    Quickturn Design Systems, Inc.                                       46,600             667
-    Agribrands International, Inc.                                       22,211             666
     Air Express International Corp.                                      30,600             666
     HEICO Corp.                                                          21,108             666
     Life USA Holding, Inc.                                               51,700             666
-    Bright Horizons Family
         Solutions, Inc.                                                  24,600             664
-    Computer Horizons Corp.                                              24,944             664





                                       22
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
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                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
-    Vistana, Inc.                                                        47,400      $      664
-    Southland Corp.                                                     347,600             663
-    The Marquee Group, Inc.                                             147,100             662
     US Bancorp, Inc.                                                     33,300             662
-    American Classic Voyager Co.                                         37,500             661
-    Dollar Thrifty Automotive
         Group, Inc.                                                      51,200             659
     Roadway Express Inc.                                                 45,658             659
     Texas Regional Bancshares, Inc.                                      26,250             658
-    Cirrus Logic                                                         67,000             657
     Chemical Finance                                                     19,301             656
     UGI Corp. Holding Co.                                                27,600             656
     Franklin Electric, Inc.                                               9,700             655
     Kansas City Life Insurance Co.                                        8,000             654
     Primex Technologies, Inc.                                            15,380             654
     Callaway Golf Co.                                                    63,700             653
-    ImClone Systems, Inc.                                                72,000             653
     First Coastal Bankshares, Inc.                                       27,700             651
     Mark IV Industries, Inc.                                             50,089             651
     American Health Properties, Inc.                                     31,500             650
-    Family Golf Centers, Inc.                                            32,900             650
     Springs Industries Inc. Class A                                      15,665             649
     Harveys Casino Resorts                                               23,400             648
-    Asyst Technologies, Inc.                                             31,744             647
     Brown Group, Inc.                                                    36,815             647
-    Avant! Corp.                                                         40,400             646
-    Cypress Semiconductor Corp.                                          77,600             645
     S & T Bancorp, Inc.                                                  23,400             645
-    Vincam Group, Inc.                                                   36,700             645
     Aquarion Co.                                                         15,700             644
     Central Hudson Gas &
         Electric Corp.                                                   14,400             644
-    Integrated Health Services, Inc.                                     45,600             644
     BSB Bancorp, Inc.                                                    19,549             643
-    Philadelphia Consolidated
         Holding Corp.                                                    28,400             643
-    Billing Concepts Corp.                                               58,228             641
     CCA Prison Realty Trust REIT                                         31,200             640
-    Mesa Air Group Inc.                                                  81,900             640
-    Primus Telecommunications
         Group, Inc.                                                      38,800             640
-    America West Holdings Corp.
         Class B                                                          37,600             639
-    Techne                                                               30,200             638
     General Cable Corp.                                                  31,050             637
-    PAREXEL International Corp.                                          25,400             635
-    ADAC Laboratories                                                    31,700             633
     Russell Corp.                                                        31,150             633
-    Casella Waste Systems, Inc.                                          17,000             631
-    Precision Response Corp.                                             82,700             631
     The Ackerley Group, Inc.                                             34,500             630
-    AmeriTrade Holding Corp.                                             20,000             630
-    hi/fn, Inc.                                                          26,646             630
     N L Industries, Inc.                                                 44,400             630
-    Forest Oil Corp.                                                     74,000             629
     J.B. Hunt Transport
         Services, Inc.                                                   27,347             629
-    Friede Goldman
         International, Inc.                                              55,200             628
     Indiana Energy, Inc.                                                 25,500             628
     Brandywine Realty Trust REIT                                         35,000             626
-    Open Market, Inc.                                                    53,600             626
     TIG Holdings, Inc.                                                   40,200             626
     Shurgard Storage Centers, Inc.
         Class A REIT                                                     24,200             625
-    Adtran, Inc.                                                         34,100             624
-    Journal Register Co.                                                 41,600             624
     New Jersey Resources Corp.                                           15,800             624
     Enesco Group, Inc.                                                   26,800             623
-    RWD Technologies, Inc.                                               28,800             623
     IndyMac Mortgage Holdings, Inc.                                      58,900             622
-    Lands' End, Inc.                                                     23,100             622
-    Castle & Cooke Inc.                                                  42,000             620
     Justin Industries, Inc.                                              47,260             620
-    Logan's Roadhouse, Inc.                                              26,332             619
-    Oakley, Inc.                                                         65,200             619
-    Pennzoil-Quaker State Co.                                            41,814             619
-    Johnstown America Industries                                         47,000             617
     Reliance Bancorp, Inc.                                               22,200             617
     Harmon Industries, Inc.                                              26,700             616
     Milacron Inc.                                                        31,983             616
-    Rare Hospitality International Inc.                                  44,000             616
-    Security Dynamics
         Technologies, Inc.                                               26,800             616
-    Data Transmission Network Corp.                                      21,300             615
-    Ocwen Financial Corp.                                                49,900             614
-    MMC Networks, Inc.                                                   46,300             613
-    Global DirectMail Corp.                                              26,200             612
     MMI Cos., Inc.                                                       36,500             611
-    Optical Cable Corp.                                                  50,400             611
-    Administaff, Inc.                                                    24,400             610
-    DII Group, Inc.                                                      26,514             610
-    Global Vacation Group, Inc.                                          70,700             610
-    Imation Corp.                                                        34,867             610
     Value Line, Inc.                                                     15,500             610
-    CUNO Inc.                                                            37,500             609
-    Immunomedics Inc.                                                   147,600             609
     Landauer, Inc.                                                       18,800             609
-    Protein Design Labs                                                  26,200             609
-    Triad Guaranty, Inc.                                                 27,600             609
-    Michaels Stores, Inc.                                                33,600             608
-    American Italian Pasta Co.                                           23,000             607
-    Clarify, Inc.                                                        24,800             606
     Norrell Corp.                                                        41,100             606
-    PFF Bancorp, Inc.                                                    37,900             606
     Sovran Self Storage, Inc. REIT                                       24,100             606
-    Verio Inc.                                                           27,100             606
-    Bristol Hotels & Resorts, Inc.                                       98,775             605
     Wackenhut Corp.                                                      23,792             605
-    Rainbow Technologies, Inc.                                           32,100             604
     A.O. Smith Corp.                                                     24,600             604
-    Hain Food Group, Inc.                                                24,100             603
     IDEX Corp.                                                           24,625             603
     Susquehanna Bancshares, Inc.                                         29,475             603
     Andover Bancorp, Inc.                                                17,400             602
     Harleysville National Corp.                                          15,409             601
-    S3, Inc.                                                             81,700             601
-    Project Software &
         Development, Inc.                                                17,900             600
-    Barrett Resources Corp.                                              24,900             598
     Worthington Foods                                                    31,488             598
-    Armco, Inc.                                                         136,500             597





                                       23
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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
-    Heartland Express, Inc.                                              34,092      $      597
     LSI Industries Inc.                                                  26,618             597
     Lillian Vernon Corp.                                                 36,200             597
-    Vanstar Corp.                                                        64,500             597
     Madison Gas & Electric Co.                                           26,200             596
-    First Consulting Group, Inc.                                         29,016             595
     Foamex International, Inc.                                           48,100             595
-    Integrated Systems, Inc.                                             39,800             595
-    McMoRan Exploration Co.                                              43,651             595
     Texas Industries, Inc.                                               22,000             593
     Connecticut Energy Corp.                                             19,400             592
     St. Francis Capital Corp.                                            14,000             592
     Associated Estates Realty
         Corp. REIT                                                       50,000             591
     USFreightways Corp.                                                  20,300             591
     Wolverine World Wide, Inc.                                           44,570             591
-    Caribiner International, Inc.                                        64,400             588
     Dreyer's Grand Ice Cream, Inc.                                       38,900             588
     J.M. Smucker Co. Class A                                             23,700             587
     Standard Motor Products, Inc.                                        24,200             587
-    MSC Industrial Direct Co., Inc.
         Class A                                                          25,900             586
-    U.S. Can Corp.                                                       32,809             586
     Apogee Enterprises, Inc.                                             51,900             584
-    Cadiz Inc.                                                           76,400             583
     Lance, Inc.                                                          29,221             583
     Westbanco Inc.                                                       19,750             583
     Mine Safety Appliances Co.                                            8,200             582
-    Diamond Technology
         Partners Inc.                                                    30,389             581
     First Sentinel Bancorp, Inc.                                         71,545             581
     Western Bancorp                                                      19,875             581
-    Renaissance Worldwide, Inc.                                          94,700             580
-    Uniroyal Technology Corp.                                            57,300             580
-    Deltek Systems, Inc.                                                 34,300             579
     Energen Corp.                                                        29,700             579
     Peoples Bancorp, Inc.                                                53,283             579
-    Dura Pharmaceuticals, Inc.                                           38,086             578
     Fingerhut Co.                                                        37,454             578
     Omega Financial Corp.                                                19,112             578
-    PRI Automation, Inc.                                                 22,200             577
     WSFS Financial Corp.                                                 34,200             577
-    Beverly Enterprises, Inc.                                            85,379             576
-    DSP Group Inc.                                                       27,600             576
     OEA, Inc.                                                            48,700             575
-    Volt Information Sciences Inc.                                       25,500             575
     Flowserve Corp.                                                      34,642             574
-    The Good Guys, Inc.                                                  89,100             574
-    Cymer, Inc.                                                          39,200             573
-    Ventana Medical Systems, Inc.                                        26,500             573
     Libbey, Inc.                                                         19,700             570
-    Aavid Thermal Technologies                                           33,700             569
-    LAM Research Corp.                                                   31,939             569
-    Collins & Aikman Corp.                                              110,900             568
-    Input/Output, Inc.                                                   77,500             567
-    DBT Online Inc.                                                      22,700             566
     Riggs National Corp.                                                 27,800             566
-    DVI, Inc.                                                            31,100             564
-    Performance Food Group Co.                                           20,050             564
     Trinet Corporate Realty
         Trust, Inc. REIT                                                 21,100             564
     Granite State Bankshares, Inc.                                       23,900             562
-    Health Management Systems, Inc.                                      71,397             562
-    Proxymed Pharmacy, Inc.                                              49,650             562
-    Tractor Supply Co.                                                   23,400             562
-    Alpine Group, Inc.                                                   37,400             561
     Blair Corp.                                                          25,300             561
-    MemberWorks, Inc.                                                    19,000             561
-    K-V Pharmaceutical Co. Class A                                       27,050             560
     Ocean Financial Corp.                                                33,700             560
-    Powerhouse Technologies, Inc.                                        38,600             560
     ChemFirst Inc.                                                       28,300             559
     First Financial Holdings, Inc.                                       29,400             559
-    Marshall Industries                                                  22,828             559
-    Sunglass Hut International, Inc.                                     79,826             559
-    Amkor Technology, Inc.                                               51,600             558
     Arch Coal, Inc.                                                      32,600             558
-    Immune Response Corp.                                                51,317             558
-    Strattec Security Corp.                                              18,605             558
     Downey Financial Corp.                                               21,800             555
-    Cognex Corp.                                                         27,700             554
     Sunbeam Corp.                                                        79,100             554
-    Airgas, Inc.                                                         61,900             553
     American States Water Co.                                            20,300             553
-    Nortek, Inc.                                                         20,000             553
     Roper Industries Inc.                                                27,128             553
     United Wisconsin Services, Inc.                                      63,700             553
     Guilford Mills, Inc.                                                 33,050             552
-    Insurance Auto Auctions, Inc.                                        46,500             552
-    Organogenesis, Inc.                                                  49,108             552
     Pitt Des Moines, Inc.                                                23,000             552
-    Shoe Carnival, Inc.                                                  49,600             552
-    Ace Cash Express, Inc.                                               36,750             551
-    Healthdyne Information
         Enterprises, Inc.                                               107,600             551
     Thomas Nelson, Inc.                                                  40,850             551
     Merrill Corp.                                                        28,500             550
     Oakwood Homes Corp.                                                  36,200             550
-    DuPont Photomasks, Inc.                                              12,900             547
-    Polo Ralph Lauren Corp.                                              28,500             547
     SL Green Realty Corp. REIT                                           25,300             547
-    Ocean Energy, Inc.                                                   86,530             546
     Casey's General Stores                                               41,800             545
-    GelTex Pharmaceuticals, Inc.                                         24,100             545
-    Giant Cement Holding, Inc.                                           22,000             545
-    CorVel Corp.                                                         15,400             543
-    Silicon Valley Bancshares                                            31,900             543
-    Sybase, Inc.                                                         73,120             542
     United National Bancorp                                              23,299             542
-    Alexander's, Inc.                                                     6,923             541
     Ballard Medical Products                                             22,266             541
     Flushing Financial Corp.                                             34,200             541
-    GC Cos.                                                              12,991             541
     Gainsco, Inc.                                                        88,346             541
-    Revlon, Inc. Class A                                                 32,900             541
-    Florida Panthers Holdings, Inc.                                      58,000             540
     World Fuel Services Corp.                                            50,261             540
     Ametek Aerospace
         Products Inc.                                                    24,100             538
-    Corporate Express, Inc.                                             103,500             537
-    Anchor Gaming                                                         9,499             536
     Brady Corp. Class A                                                  19,900             536





                                       24
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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     IRT Property Co. REIT                                                53,500      $      535
-    INSpire Insurance Solutions, Inc.                                    29,100             535
-    NBTY, Inc.                                                           75,100             535
-    Tech-Sym Corp.                                                       24,002             534
-    World Acceptance Corp.                                               81,800             532
     ASARCO, Inc.                                                         35,202             530
     Standard Products Co.                                                26,000             530
     Stepan Co.                                                           19,900             530
-    Triarc Cos., Inc. Class A                                            33,100             530
     Pinnacle Bancorp Group Inc.                                          18,550             529
-    American Media Class A                                               95,000             528
     FFY Financial Corp.                                                  15,100             527
-    Clayton Williams Energy, Inc.                                        52,700             527
     Curtiss-Wright Corp.                                                 13,800             526
-    Drug Emporium, Inc.                                                 102,542             526
-    National City Bancorporation                                         20,040             526
     National Health Investors REIT                                       21,300             526
-    EntreMed, Inc.                                                       25,000             525
-    Evergreen Resources, Inc.                                            29,600             525
     L. S. Starrett Co. Class A                                           15,300             525
     Advanta Corp. Class A                                                39,539             524
-    West TeleServices Corp.                                              53,700             524
-    Mentor Graphics Corp.                                                61,500             523
     CPI Corp.                                                            19,700             522
-    Echelon International Corp., Inc.                                    23,363             521
     McGrath RentCorp                                                     23,700             521
     XTRA Corp.                                                           12,600             521
     UniFirst Corp.                                                       22,800             520
-    WFS Financial, Inc.                                                  83,250             520
     Frontier Insurance Group, Inc.                                       40,280             519
     Hughes Supply, Inc.                                                  17,739             519
-    Imperial Bancorp                                                     31,191             519
-    IMRglobal Corp.                                                      17,600             518
-    Microwave Power Devices, Inc.                                        49,900             518
-    Nautica Enterprises, Inc.                                            34,549             518
-    UniSource Energy Corp.                                               38,380             518
-    Capstar Broadcasting Corp.                                           22,600             517
     Correctional Properties Trust
         REIT                                                             28,600             517
     Olsten Corp.                                                         70,125             517
-    PharMerica, Inc.                                                     86,108             517
-    Mastec Inc.                                                          24,567             516
-    Allied Holdings, Inc.                                                35,800             515
-    Genesis Health Ventures Inc.                                         58,900             515
-    Stein Mart, Inc.                                                     73,900             515
     Crown American Realty Trust
         REIT                                                             66,300             514
     Greif Brothers Corp. Class A                                         17,600             514
-    NPC International Class A                                            42,600             514
-    National-Oilwell, Inc.                                               45,900             514
-    Symmetricom Inc.                                                     76,900             514
     Tyler Corp.                                                          83,800             513
     Bradley Real Estate, Inc.
         8.40% Cvt. Pfd.                                                  21,672             512
-    Cable Design Technologies                                            27,678             512
-    FLIR Systems, Inc.                                                   22,000             512
-    Micrografx, Inc.                                                     46,500             512
-    M&F Worldwide Corp.                                                  50,779             511
-    Gardner Denver Inc.                                                  34,554             510
-    Silgan Holdings, Inc.                                                18,300             509
-    Kaiser Aluminum &
         Chemical Corp.                                                  104,100             507
     Bassett Furniture Industries, Inc.                                   20,963             506
     Berkshire Realty Co., Inc. REIT                                      53,300             506
-    Interdigital Communications
         Corp.                                                           110,900             506
     Morrison Health Care Inc.                                            26,525             506
-    Plains Resources, Inc.                                               35,983             506
     U.S.B. Holding Co., Inc.                                             30,000             506
     Bryn Mawr Bank Corp.                                                 18,400             505
     Crawford & Co. Class B                                               32,700             505
     Arrow Financial Corp.                                                19,377             504
-    Filene's Basement Corp.                                             212,205             504
     Kennametal, Inc.                                                     23,700             504
-    Platinum Software Co.                                                39,300             504
     Burnham Pacific Properties,
         Inc. REIT                                                        41,600             502
-    HF Bancorp, Inc.                                                     30,100             502
-    Kaneb Services, Inc.                                                123,616             502
-    Charming Shoppes, Inc.                                              116,079             501
-    Coldwater Creek Inc.                                                 36,400             501
     Hancock Holding Co.                                                  11,000             501
     Litchfield Financial Corp.                                           26,330             500
-    Spelling Entertainment                                               66,700             500
     Oil-Dri Corp. of America                                             33,275             499
-    Ortel Corp.                                                          57,000             499
-    Right Management Consultants                                         33,800             499
     JP Realty Inc. REIT                                                  25,400             498
-    PJ America Inc.                                                      27,500             498
-    Primark Corp.                                                        18,369             498
-    Gensia Sicor Inc.                                                   109,414             496
     NUI Corp.                                                            18,500             496
     National Steel Corp. Class B                                         69,600             496
     Pennsylvania Enterprises Inc.                                        19,434             496
-    Bell Industries, Inc.                                                43,503             495
-    TriQuint Semiconductor, Inc.                                         25,700             495
     Connecticut Water Services, Inc.                                     18,300             494
-    International Telecommunication
         Data Systems, Inc.                                               33,500             494
-    Steel Dynamics, Inc.                                                 42,000             494
-    Comdial Corp.                                                        55,966             493
-    Oceaneering International, Inc.                                      32,890             493
-    American Skiing Co.                                                  64,000             492
     Middlesex Water Co.                                                  20,300             492
-    Burlington Industries, Inc.                                          44,597             491
-    Security Capital Group Inc.
         Class B                                                          36,200             491
     Commercial Net Lease Realty
         REIT                                                             37,000             490
     MTS Systems Corp.                                                    36,280             490
     Titan International, Inc.                                            51,550             490
-    Dialogic Corp.                                                       24,900             489
-    Gulf Island Fabrication, Inc.                                        63,100             489
     Intercargo Corp.                                                     43,000             489
-    Mosaix Inc.                                                          63,095             489
-    Aphton Corp.                                                         38,239             488
     General Chemical Group, Inc.                                         35,200             488
-    Maxicare Health Plans Inc.                                           90,878             488
-    Boston Beer Co., Inc. Class A                                        57,300             487
-    U.S. Bioscience                                                      67,787             487
     Interface, Inc.                                                      52,400             486
-    InterVU Inc.                                                         38,100             486
     Wellman, Inc.                                                        47,745             486





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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
-    Berlitz International, Inc.                                          16,727      $      485
-    MeriStar Hotels & Resorts, Inc.                                     184,900             485
     Angelica Corp.                                                       26,000             484
     Simmons First National                                               13,050             484
-    Rochester Medical Corp.                                              31,650             483
-    Digene Corp.                                                         86,600             482
-    Hot Topic, Inc.                                                      37,200             479
-    Ladd Furniture Inc.                                                  29,600             479
-    NetManage, Inc.                                                     259,963             479
     EDO Corp.                                                            57,100             478
-    Energy Conversion Devices, Inc.                                      65,975             478
-    Hadco Corp.                                                          13,649             478
     Berry Petroleum Class A                                              33,600             477
-    SanDisk Corp.                                                        33,800             477
-    Gradall Industries, Inc.                                             33,100             476
-    Baldwin Technology Class A                                           84,200             474
     F & M Bancorp                                                        14,465             474
-    ABR Information Services, Inc.                                       24,100             473
-    Davel Communications, Inc.                                           25,943             473
-    Perrigo Co.                                                          53,700             473
     Watkins-Johnson Co.                                                  23,200             473
     Exide Corp.                                                          29,000             471
     Town & Country Trust REIT                                            29,300             471
     R.L.I. Corp.                                                         14,125             470
     SJW Corp.                                                             8,000             470
-    Impath, Inc.                                                         17,700             469
-    Medialink Worldwide, Inc.                                            27,600             469
-    Echo Bay Mines Ltd.                                                 267,384             468
     M.A. Hanna Co.                                                       38,050             468
     Spartan Motors, Inc.                                                 81,400             468
     CPB, Inc.                                                            26,700             467
-    Cunningham Graphics
         International, Inc.                                              30,600             467
-    Hollywood Park, Inc.                                                 56,200             467
-    Nashua Corp.                                                         35,114             467
-    Standard Microsystem                                                 59,800             467
-    Vicorp Restaurants, Inc.                                             30,000             465
-    Hovnanian Enterprises Class A                                        53,750             464
-    Palm Harbor Homes, Inc.                                              18,400             463
-    ABC Rail Products Corp.                                              37,900             462
     Medford Bancorp, Inc.                                                27,598             462
     Spartech Corp.                                                       21,000             462
-    Phoenix International Ltd., Inc.                                     31,200             460
     A. Schulman Inc.                                                     20,293             460
-    Semtech Corp.                                                        12,700             456
-    Breed Technological Inc.                                             55,600             455
     Quaker Chemical Corp.                                                25,200             454
-    McWorter Technologies Inc.                                           19,800             453
-    Quaker City Bancorp, Inc.                                            28,272             452
-    System Software Associates, Inc.                                     64,300             452
-    Object Design, Inc.                                                  68,000             451
-    Schuler Homes Inc.                                                   63,300             451
     Seacoast Banking Corp. of
         Florida Class A                                                  15,900             451
-    Advanced Polymer Systems                                             83,800             450
-    Amerco, Inc.                                                         16,100             450
     Ampco-Pittsburgh Corp.                                               41,335             450
     Katy Industries, Inc.                                                25,600             450
-    Lechters Corp.                                                      182,300             450
-    Presstek, Inc                                                        66,000             450
     Public Service Co. of
         North Carolina, Inc.                                             17,300             450
     State Financial Services Corp.
         Class A                                                          29,969             450
-    Fisher Scientific
         International Inc.                                               22,500             449
-    GT Interactive Software Corp.                                        89,800             449
     Oxford Industries, Inc.                                              15,900             449
-    Bio-Rad Laboratories, Inc.
         Class A                                                          21,353             448
-    Correctional Services Corp.                                          36,200             448
-    Epitope Inc.                                                         76,100             447
-    Stillwater Mining Co.                                                10,900             447
     Tremont Corp.                                                        13,446             447
-    Host Marriott Services Corp.                                         42,984             446
-    Chemical Fabrics Corp.                                               21,511             445
-    NeXstar Pharmaceuticals Inc.                                         48,141             445
-    Microtouch Systems, Inc.                                             33,799             444
-    Oxigene, Inc.                                                        41,239             443
-    ThermoLase Corp.                                                     97,200             443
     United Mobile Homes, Inc.                                            41,700             443
     CB Bancshares Inc./Hawaii                                            14,300             442
-    Jenny Craig Inc.                                                     73,600             442
-    Dril-Quip, Inc.                                                      24,900             442
-    TransTexas Gas Corp.                                                168,200             442
-    Cort Business Services Corp.                                         18,200             441
     Pittston BAX Group                                                   39,650             441
-    Summit Technology, Inc.                                             100,800             441
-    Unit Corp.                                                          105,400             441
     Calgon Carbon Corp.                                                  58,600             440
-    Information Resources, Inc.                                          43,235             440
-    Rio Hotel and Casino, Inc.                                           27,700             440
-    Daisytek International Corp.                                         23,100             439
-    Total Control Products, Inc.                                         38,400             439
-    Neurogen Corp.                                                       25,020             438
     Imperial Credit Commercial
     Mortgage Investment
         Corp. REIT                                                       46,600             437
-    Pride International Inc.                                             61,700             436
     CTG Resources Inc.                                                   16,515             434
     NYMAGIC, Inc.                                                        20,900             434
     OmniQuip International, Inc.                                         28,900             434
-    FSI International, Inc.                                              41,700             433
-    Integrated Process
         Equipment Corp.                                                  40,324             433
-    Lancer Corp.                                                         39,285             432
-    VLSI Technology, Inc.                                                39,500             432
     Enterprise Products
         Partners L.P.                                                    29,000             431
-    GRC International, Inc.                                              68,300             431
-    IDT Corp.                                                            28,000             431
-    Prime Hospitality Corp.                                              40,800             431
     Western Investment
         Real Estate Trust REIT                                           36,500             431
-    NCS HealthCare, Inc.                                                 18,100             430
-    Staff Leasing,Inc.                                                   37,000             430
-    Sunrise Medical, Inc.                                                34,600             430
     Applebee's International, Inc.                                       20,782             429
-    VWR Scientific Products Corp.                                        24,700             429
-    Cole National Corp. Class A                                          25,000             428
-    Genrad, Inc.                                                         27,188             428
-    Basin Exploration Inc.                                               34,000             427
-    Franklin Electronic
         Publishers, Inc.                                                 36,300             427





                                       26
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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
-    Cameron Ashley Building
         Products                                                         32,608      $      426
     Commercial Intertech Corp.                                           32,900             426
     Winston Hotels, Inc. REIT                                            52,000             426
-    Manugistics Group, Inc.                                              34,000             425
-    Thermo VolTek                                                        63,550             425
-    Miller Industries, Inc.                                              94,300             424
-    Pairgain Technologies, Inc.                                          55,100             424
-    Ascent Entertainment Group, Inc.                                     57,377             423
     CMP Group Inc.                                                       22,400             423
-    Catherines Stores                                                    38,900             423
-    Navigators Group, Inc.                                               27,300             423
-    United Capital Corp.                                                 24,900             423
-    Mortons Restaurant Group                                             22,344             422
-    Circon Corp.                                                         27,941             419
-    New Mexico & Arizona Land Co.                                        29,161             419
     Westcorp, Inc.                                                       60,407             419
     Atlanta Sosnoff Capital                                              49,700             418
     Oregon Steel Mills, Inc.                                             35,200             418
-    Rogers Corp.                                                         14,000             418
     Belden, Inc.                                                         19,700             417
-    ESS Technology, Inc.                                                 83,400             417
     LTV Corp.                                                            71,700             417
     Prime Bancorp Inc.                                                   26,460             417
     Sizzlers Property Investors, Inc.                                    47,600             417
-    Sizzler International                                               185,325             417
-    Forte Software, Inc.                                                 70,800             416
-    Atwood Oceanics, Inc.                                                24,434             415
     G & L Realty Corp.                                                   32,196             415
     Superior Uniform Group, Inc.                                         28,600             415
-    Aviall Inc.                                                          35,219             414
-    Diamond Multimedia
         Systems, Inc.                                                    64,900             414
-    Newpark Resources, Inc.                                              60,800             414
-    Supreme International Corp.                                          34,500             414
     Annaly Mortgage
         Management Inc. REIT                                             50,000             413
-    Pacificare Health Systems Inc.
         Class A                                                           5,674             413
     Cadmus Communications                                                21,800             411
-    Drexler Technology Corp.                                             34,189             410
-    Software Spectrum, Inc.                                              25,800             410
-    Checkpoint Systems, Inc.                                             33,074             409
-    Total-Tel USA
         Communications, Inc.                                             24,080             409
     Glenborough Realty Trust, Inc.
         REIT                                                             20,000             408
-    Nine West Group, Inc.                                                26,200             408
     RPC Inc.                                                             55,300             408
     Gorman-Rupp Co.                                                      24,325             407
-    Level 8 Systems Inc.                                                 41,900             406
     Cavalier Homes, Inc.                                                 35,600             405
-    Coventry Health Care Inc.                                            45,955             405
-    SEACOR SMIT Inc.                                                      8,200             405
     Zenith National Insurance Corp.                                      17,500             405
     AMCOL International Corp.                                            40,950             404
-    Biotechnology General                                                58,300             404
-    Concentra Managed Care                                               37,800             404
-    Goody's Family Clothing, Inc.                                        40,300             404
     RFS Hotel Investors, Inc. REIT                                       33,000             404
     Horizon Financial Corp.                                              31,898             403
-    O'Sullivan Industries
         Holdings, Inc.                                                   38,400             403
-    Parker Drilling Co.                                                 126,300             403
-    Speedfam International, Inc.                                         23,500             402
-    Syms Corp.                                                           44,700             402
-    Electroglas, Inc.                                                    34,100             401
-    Technology Solutions Co.                                             37,375             401
     Telxon Corp.                                                         28,900             401
-    Integrated Device Technology Inc.                                    65,300             400
-    Kendle International Inc.                                            17,100             400
     Mitchell Energy &
         Development Corp. Class A                                        35,000             400
     Virco Manufacturing Corp.                                            21,750             400
-    Rightchoice Managed Care, Inc.                                       34,700             399
-    Material Sciences Corp.                                              46,850             398
     Puerto Rican Cement Co., Inc.                                        11,400             398
-    Premisys Communications, Inc.                                        43,200             397
-    Trans World Airlines                                                 82,497             397
-    Electromagnetic Sciences, Inc.                                       28,286             396
-    Nuevo Energy Co.                                                     34,400             396
-    Shuffle Master, Inc.                                                 54,417             395
-    Genesys Telecommunications
         Laboratories, Inc.                                               17,700             394
-    Sensormatic Electronics Corp.                                        56,838             394
     Walden Residential Properties,
         Inc. REIT                                                        19,300             394
-    Ampal-American Israel Corp.                                          91,200             393
     NBT Bancorp, Inc.                                                    16,775             392
     NewSouth Bancorp, Inc.                                               21,750             392
     Wolohan Lumber Co.                                                   30,178             392
     Daniel Industries, Inc.                                              32,128             390
-    Globe Business Resources, Inc.                                       31,200             390
     Foster Wheeler Corp.                                                 29,354             387
     Boddie-Noell Properties Inc.                                         37,000             386
-    Brite Voice Systems, Inc.                                            49,786             386
-    Marvel Enterprises Inc.                                              62,400             386
     Ameron International Corp.                                           10,400             385
-    Genesis Direct, Inc.                                                 49,300             385
-    Fritz Cos., Inc.                                                     35,500             384
-    Park-Ohio Holdings Corp.                                             25,400             384
-    Clintrials Research, Inc.                                            97,300             383
-    Fresh America Corp.                                                  22,800             382
-    Jackpot Enterprises, Inc.                                            40,500             382
     A.M. Castle & Co.                                                    25,431             381
     Corporate Office Properties
         Trust, Inc.                                                      53,500             381
     Mid Atlantic Realty Trust REIT                                       30,950             381
     Cross Timbers Oil Co.                                                50,725             380
-    Headway Corporate
         Resources, Inc.                                                  62,100             380
     Pioneer Standard
         Electronics Inc.                                                 40,500             380
-    Sun Healthcare Group, Inc.                                           57,896             380
-    Chalone Wine Group Ltd.                                              36,340             379
-    Martek Biosciences Corp.                                             47,400             379
     Century Bancorp, Inc. Class A                                        20,700             378
-    Walker Interactive Systems, Inc.                                     56,000             378
-    Advanced Communications
         Group, Inc.                                                      90,000             377

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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
     Omega Healthcare Investors,
         Inc. REIT                                                        12,500      $      377
-    Schein Pharmaceutical, Inc.                                          25,900             377
     Grove Property Trust REIT                                            31,900             375
-    Inacom Corp.                                                         25,200             375
     Rollins Truck Leasing                                                25,400             375
-    Argosy Gaming Co.                                                   139,000             374
-    Carmike Cinemas, Inc. Class A                                        18,389             374
     Hunt Corp.                                                           35,200             374
     Lindsay Manufacturing Co.                                            25,237             374
-    Paging Network, Inc.                                                 79,800             374
     HF Financial Corp.                                                   20,450             373
-    Royal Appliance
         Manufacturing Co.                                               101,286             373
     Terra Industries, Inc.                                               60,250             373
     First Savings Bancorp, Inc.                                          16,700             372
     Trenwick Group Inc.                                                  11,400             372
     St. Mary Land & Exploration Co.                                      20,028             371
     Tanger Factory Outlet Centers,
         Inc. REIT                                                        17,511             371
-    Hecla Mining Co.                                                    102,200             370
     AGCO Corp.                                                           46,800             369
-    Norstan, Inc.                                                        20,800             369
     Overseas Shipholding Group Inc.                                      23,000             369
-    Coeur D'Alene Mines Corp.                                            79,600             368
     Redwood Trust, Inc.                                                  26,300             368
-    Gibson Greetings, Inc.                                               30,800             366
-    Bangor Hydro-Electric Co.                                            28,400             364
-    Scott Technologies, Inc.                                             22,000             364
-    Viacom Inc. Class A                                                   4,953             364
-    Danielson Holdings Corp.                                            102,000             363
     Met-Pro Corp.                                                        29,045             363
-    Able Telcom Holding Corp.                                            63,000             362
     J. Baker, Inc.                                                       62,991             362
     Fedders Corp.                                                        62,245             362
-    Grand Casinos, Inc.                                                  44,900             362
-    International Rectifier Corp.                                        36,900             360
     Georgia Gulf Corp.                                                   22,368             359
-    Konover Property Trust, Inc. REIT                                    50,800             359
-    Seven Seas Petroleum Inc.                                            53,600             358
     EZCORP, Inc.                                                         42,600             357
-    Harken Energy Corp.                                                 184,300             357
-    Coleman Inc.                                                         39,032             356
-    Diacrin, Inc.                                                        59,900             356
-    Jo-Ann Stores, Inc. Class A                                          22,100             356
     Heritage Financial Corp.                                             36,400             355
-    Cone Mills Corp.                                                     63,000             354
     Vintage Petroleum, Inc.                                              41,100             354
-    BankUnited Financial Corp.                                           44,100             353
-    IDEC Pharmaceuticals Corp.                                            7,500             353
-    Bel Fuse, Inc.- Class B                                              10,250             352
     Nash-Finch Co.                                                       24,700             352
-    Orange-Co, Inc.                                                      53,100             352
-    Zebra Technologies Corp. Class B                                     12,240             352
-    Centigram Communications                                             35,500             351
-    Aqua Alliance Inc.                                                  168,800             348
-    Banctec, Inc.                                                        27,700             348
-    Phoenix Technologies LTD.                                            40,302             348
     Skaneateles Bancorp, Inc.                                            22,200             348
     Haven Bancorp, Inc.                                                  23,100             347
-    Old Dominion Freight Line, Inc.                                      30,515             347
     Amcast Industrial Corp.                                              18,096             346
-    Digi International, Inc.                                             31,100             346
-    Sabratek Corp.                                                       21,100             346
     Belco Oil & Gas Corp.                                                62,100             345
-    PhyCor, Inc.                                                         50,700             345
-    CSK Auto Corp.                                                       12,900             344
     Chiquita Brands International, Inc.                                  35,935             344
-    I-STAT Corp.                                                         45,800             344
-    SITEL Corp.                                                         141,000             344
     ABM Industries                                                        9,900             343
     First Commerce Bancshares Inc.
         Class A                                                          12,600             343
-    Immucor Inc.                                                         39,146             343
-    Eco Soil Systems, Inc.                                               39,100             342
-    Powertel Inc.                                                        25,200             342
     Apartment Investment
         Management Co.                                                    9,196             340
     Central Vermont Public
         Service Corp.                                                    32,800             340
-    Trimble Navigation Ltd.                                              46,900             340
-    National Processing, Inc.                                            61,600             339
-    Sequent Computer Systems, Inc.                                       28,100             339
-    Urocor, Inc.                                                         53,100             339
-    Micrion Corp.                                                        28,700             337
     Donnelly Corp.                                                       25,725             334
     Giant Industries, Inc.                                               35,600             334
-    Lydall, Inc.                                                         28,000             333
-    MLC Holdings, Inc.                                                   37,300             333
     Southwestern Energy Co.                                              44,400             333
-    Komag, Inc.                                                          32,000             332
     Laser Mortgage
         Management, Inc.                                                 61,000             332
-    Ocular Sciences, Inc.                                                12,400             332
-    Datastream Systems, Inc.                                             28,800             331
-    Rainforest Cafe, Inc.                                                54,475             330
-    Magellan Health Services, Inc.                                       39,300             329
-    Aftermarket Technology Corp.                                         41,700             328
-    Aztar Corp.                                                          64,700             328
     Holly Corp.                                                          19,400             327
-    Objective Systems
         Integrators, Inc.                                                70,800             327
-    Amresco, Inc.                                                        37,200             326
     Dames & Moore Group                                                  25,300             326
-    Thermedics Detection Inc.                                            42,395             326
-    Metrocall, Inc.                                                      74,200             325
-    Teletech Holdings Inc.                                               31,700             325
-    Mossimo, Inc.                                                        32,200             324
-    The Cherry Corp. Class A                                             21,200             323
-    HS Resources Inc.                                                    42,601             322
-    Mesaba Holdings, Inc.                                                15,600             322
     Penn Virginia Corp.                                                  17,500             322
     Green Street Financial Corp.                                         22,700             321
-    Highlands Insurance Group                                            24,554             321
-    Microdyne Corp.                                                      66,300             321
     Superior Industries
         International, Inc.                                              11,550             321
-    Itron, Inc.                                                          44,500             320
-    Zoll Medical Corp.                                                   36,000             320
-    Applied Graphics
         Technologies, Inc.                                               19,360             319
-    Employee Solutions, Inc.                                            124,400             319
-    Halter Marine Group, Inc.                                            65,402             319

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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     Paul Mueller Co.                                                      7,900      $      319
-    Coram Healthcare Corp.                                              169,475             318
-    Kitty Hawk, Inc.                                                     28,800             317
     Schweitzer-Mauduit
         International, Inc.                                              20,537             317
-    Cygnus Inc.                                                          64,912             316
-    GST Telecommunications Inc.                                          48,100             316
-    Identix, Inc.                                                        37,900             315
-    AirTran Holdings, Inc.                                              119,700             314
-    Invision Technologies, Inc.                                          50,500             312
-    RailTex, Inc.                                                        27,606             312
-    CFI ProServices, Inc.                                                26,769             311
-    General DataComm
         Industries, Inc.                                                134,400             311
-    Imperial Credit                                                      37,126             311
     Jefferson Savings Bancorp, Inc.                                      23,600             310
-    Lifecore Biomedical Inc.                                             30,200             310
     Unisource Worldwide, Inc.                                            42,741             310
-    Cannondale Corp.                                                     34,200             308
     Tejon Ranch Co.                                                      15,500             308
-    Lazare Kaplan International, Inc.                                    43,800             307
     Meridian Diagnostics, Inc.                                           45,429             307
     Alico, Inc.                                                          17,000             306
     Circle International Group, Inc.                                     14,900             305
-    Learning Tree International, Inc.                                    33,600             305
-    Sola International Inc.                                              17,700             305
     DT Industries, Inc.                                                  19,300             304
     Hancock Fabrics, Inc.                                                36,300             304
-    Spiegel, Inc. Class A                                                52,700             303
-    SteriGenics International, Inc.                                      11,600             302
-    Aerial Communications Inc.                                           51,200             301
-    Budget Group, Inc.                                                   18,900             300
     HMN Financial, Inc.                                                  25,550             300
-    Superior Consultant
         Holdings Corp.                                                    6,900             300
     BankAtlantic Bancorp, Inc.
         Class A                                                          46,400             299
     First Mutual Bancorp, Inc.                                           16,700             299
-    Garden Fresh Restaurant Corp.                                        20,800             299
     Pan Pacific Retail Properties, Inc.
         REIT                                                             15,000             299
-    Daily Journal Corp.                                                   7,800             297
-    IGEN International, Inc.                                              9,700             297
     First International Bancorp, Inc.                                    34,300             296
     First Union Real Estate REIT                                         50,300             296
-    Lone Star Steakhouse &
         Saloon, Inc.                                                     32,100             295
     M/A/R/C, Inc.                                                        27,800             295
-    Strategic Distribution, Inc.                                        121,078             295
     Penton Media, Inc. Class A                                           14,534             294
     Inland Steel Industries, Inc.                                        17,341             293
-    Station Casinos, Inc.                                                35,800             293
-    UniCapital Corp.                                                     39,700             293
-    Encore Wire Corp.                                                    31,550             292
-    Mid Atlantic Medical
         Services, Inc.                                                   29,800             292
-    Marine Drilling Co., Inc.                                            37,900             291
-    Wyman-Gordon Corp.                                                   28,400             291
     Birmingham Steel Corp.                                               69,300             290
     Bush Industries, Inc.                                                23,283             290
-    SuperGen, Inc.                                                       31,400             290
     Guarantee Life Cos., Inc.                                            15,600             289
     Hubbell Inc. Class A                                                  7,600             289
-    Protocol Systems, Inc.                                               40,500             289
-    Transworld Healthcare Inc.                                           61,726             289
     Alamo Group, Inc.                                                    25,200             288
-    Seagull Energy Corp.                                                 45,456             287
-    Brylane, Inc.                                                        12,300             286
     Fleming Cos., Inc.                                                   27,539             286
-    Merisel, Inc.                                                       120,400             286
     American Medical
         Security Group, Inc.                                             19,900             285
-    PICO Holdings, Inc.                                                  21,520             285
     Phillips-Van Heusen Corp.                                            39,700             285
-    Harbinger Corp.                                                      35,475             284
-    Windmere-Durable Holdings Inc.                                       36,599             284
-    Advanced Lighting
         Technologies, Inc.                                               29,000             283
-    Advanced Magnetics, Inc.                                             38,700             283
-    Christiana Cos., Inc.                                                14,700             283
     Penford Corp.                                                        17,691             283
-    Ultratech Stepper, Inc.                                              17,700             283
     Watts Industries Class A                                             17,000             283
     X-Rite Inc.                                                          36,500             283
-    Kent Electronics Corp.                                               22,100             282
-    Pharmacopeia, Inc.                                                   29,700             282
     Cascade Bancorp                                                      16,050             281
-    Kensey Nash Corp.                                                    34,700             280
-    Lone Star Technologies, Inc.                                         27,700             280
-    HomeBase, Inc.                                                       43,800             279
-    Thermotrex Corp.                                                     32,500             278
-    Arcadia Financial Ltd.                                               76,500             277
     Consolidated-Tomoka Land Co.                                         19,600             277
     Hopfed Bancorp, Inc.                                                 15,800             277
     Standard Commercial
         Tobacco Co.                                                      32,371             277
-    AgriBioTech, Inc.                                                    21,300             276
-    AXYS Pharmaceuticals, Inc.                                           46,845             275
-    CDI Corp.                                                            13,600             275
-    General Cigar Holdings, Inc.                                         31,700             275
     Greater Delaware Valley
         Savings Bank                                                     23,400             275
-    Layne Christensen Co.                                                37,300             275
-    Rohn Industries  Inc.                                                80,100             275
-    Universal Electronics, Inc.                                          25,600             275
-    Ampex Corp. Class A                                                 243,400             274
-    Gilman & Ciocia, Inc.                                                27,900             274
-    TBC Corp.                                                            38,450             274
     Crown Crafts, Inc.                                                   44,000             272
-    Information Management
         Associates, Inc.                                                 46,300             272
-    York Research Corp.                                                  80,600             272
-    Atrix Laboratories, Inc.                                             30,489             271
-    Just for Feet, Inc.                                                  15,576             271
-    Vicor Corp.                                                          30,119             271
-    Comfort Systems USA, Inc.                                            15,100             270
-    ContiFinancial Corp.                                                 37,900             270
     Dimon Inc.                                                           36,250             270
-    Metromedia International
         Group, Inc.                                                      49,700             270
     Salient 3 Communications
         Class A                                                          29,600             270

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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
-    BE Avionics Inc.                                                     12,800      $      269
     K2 Inc.                                                              26,062             269
-    ReSound Corp.                                                        71,800             269
-    Vantive Corp.                                                        33,600             269
-    Exabyte Corp.                                                        48,700             268
     FirstSpartan Financial Corp.                                          8,900             268
     Argonaut Group, Inc.                                                 10,881             267
-    Crestline Capital Corp.                                              18,233             267
-    Tuboscope Inc.                                                       32,900             267
-    S&K Famous Brands Inc.                                               28,700             266
     Thornburg Mortgage Asset Corp.                                       34,700             265
-    WMS Industries, Inc.                                                 35,900             265
-    Consolidated Graphics, Inc.                                           3,900             263
-    Patterson Energy, Inc.                                               64,800             263
-    Big Dog Holdings, Inc.                                               55,200             262
-    Applied Innovation Inc.                                              75,900             261
-    Thermo Cardiosystems Inc.                                            25,050             261
-    Hexcel Corp.                                                         31,100             260
     Intermet Corp.                                                       19,900             260
     Presidential Life Corp.                                              13,100             260
-    Todd Shipyards Corp.                                                 54,747             260
-    Leap Wireless International, Inc.                                    35,703             259
-    Hologic, Inc.                                                        21,300             258
-    National Dentex Corp.                                                15,400             258
     Southern Peru Copper Corp.                                           27,300             258
-    Aspen Technologies, Inc.                                             17,700             257
     Rouge Industries Inc.                                                29,200             256
-    Transkaryotic Therapies, Inc.                                        10,100             256
-    Activision, Inc.                                                     22,900             255
     Stewart & Stevenson
         Services, Inc.                                                   26,118             255
-    Inprise Corp.                                                        46,200             254
-    Avatar Holding, Inc.                                                 15,800             253
     Vesta Insurance Group, Inc.                                          42,100             253
-    Boron, LePore & Associates, Inc.                                      7,300             252
-    Premiere Technologies, Inc.                                          34,100             251
     American Residential Investment
         Trust, Inc. REIT                                                 46,500             250
-    Alliance Semiconductor Corp.                                         61,200             249
-    Go Video, Inc.                                                       83,100             249
-    Physicians' Specialty Corp.                                          29,700             249
-    3Dfx Interactive, Inc.                                               19,700             249
-    Vail Resorts Inc.                                                    11,300             249
-    BroadBand Technologies, Inc.                                         84,400             248
     Prime Group Realty Trust REIT                                        16,400             248
-    VTEL Corp.                                                           96,938             248
     EastGroup Properties, Inc. REIT                                      13,400             247
-    Homestead Village, Inc.                                              54,787             247
-    Aztec Technology Partners, Inc.                                      67,800             246
     Waddell & Reed Financial, Inc.                                       10,402             246
-    Apria Healthcare                                                     27,400             245
-    e.spire Communications, Inc.                                         38,500             245
     HEICO Corp. Class A                                                  10,554             244
-    Matria Healthcare, Inc.                                              84,700             244
-    Acmat Corp. Class A                                                  15,700             243
-    Concentric Network Corp.                                              7,300             243
-    Remedy Corp.                                                         17,400             243
     Avado Brands, Inc.                                                   29,074             242
-    FaxSav Inc.                                                          38,900             241
     H.B. Fuller Co.                                                       5,000             241
-    Response Oncology, Inc.                                              59,200             241
-    Converse Inc.                                                       101,000             240
-    The Dress Barn, Inc.                                                 15,800             240
-    Credence Systems Corp.                                               12,900             239
-    Artesyn Technologies, Inc.                                           17,000             238
-    Intergraph Corp.                                                     41,440             238
-    Scientific Games Holdings Corp.                                      12,600             238
-    Thermo TerraTech, Inc.                                               54,400             238
-    Hauser, Inc.                                                         53,500             237
     Patriot Bank Corp.                                                   20,175             237
     Rollins, Inc.                                                        13,550             237
     Summit Bancshares, Inc.                                              12,800             237
     Innkeepers USA Trust REIT                                            20,000             236
-    Kulicke & Soffa Industries, Inc.                                     13,300             236
-    Petrocorp, Inc.                                                      40,978             236
     Heilig-Meyers Co.                                                    35,157             235
-    Silicon Valley Group, Inc.                                           18,400             235
-    Spectranetics Corp.                                                  83,700             235
-    infoUSA, Inc. Class B                                                44,616             234
-    Shiva Corp.                                                          41,400             234
-    WHX Corp.                                                            23,300             234
-    Mansur Industries, Inc.                                              22,100             232
     TR Financial Corp.                                                    5,900             232
-    Coherent, Inc.                                                       18,600             231
-    Computer Learning Centers, Inc.                                      34,600             231
-    Recovery Engineering, Inc.                                           34,900             231
-    Seattle FilmWorks, Inc.                                              49,900             231
-    Alydaar Software Corp.                                               27,700             229
-    CDnow, Inc.                                                          12,700             229
     Ottawa Financial Corp.                                               10,780             229
-    Thermo Ecotek Corp.                                                  21,650             229
-    Landry's Seafood
         Restaurants, Inc.                                                30,400             228
     Schnitzer Steel Industries, Inc.
         Class A                                                          15,800             227
     Green Mountain Power Corp.                                           21,500             226
-    Impco Technologies Inc.                                              17,200             226
-    Satcon Technology Corp.                                              39,793             226
-    AMF Bowling, Inc.                                                    43,900             225
-    Ionics, Inc.                                                          7,500             225
-    Central Sprinkler Corp.                                              23,118             224
-    Keystone Consolidated
         Industries, Inc.                                                 27,590             224
-    Midwest Express Holdings, Inc.                                        8,500             224
     BeautiControl Cosmetics                                              39,600             223
-    Laboratory Corp. of America                                         161,648             222
-    Consumer Portfolio Services, Inc.                                    57,100             221
-    Titan Exploration, Inc.                                              33,522             220
     Otter Tail Power Co.                                                  5,502             219
-    Crescent Operating, Inc. REIT                                        45,920             218
-    EEX Corp.                                                            31,213             218
     International Shipholding Corp.                                      13,900             218
-    Nu Horizons Electronics Corp.                                        42,500             218
     Oregon Trail Financial Corp.                                         17,700             217
-    Marcam Solutions, Inc.                                               34,550             216
-    Darling International, Inc.                                          70,300             215
-    Oak Technology, Inc.                                                 61,400             215
-    Digital Microwave Corp.                                              31,254             214
-    Lumisys, Inc.                                                        45,000             214
-    Lynx Therapeutics Inc.                                               18,626             214
     TF Financial Corp.                                                   12,400             214
-    Workflow Management, Inc.                                            32,367             214

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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
-    Capital Trust Class A                                                35,500      $      213
-    Veritas DGC Inc.                                                     16,400             213
-    Xoma Corp.                                                           66,556             212
-    Advanced Tissue Sciences Inc.                                        81,158             211
-    MetaCreations Corp.                                                  39,325             211
-    Weirton Steel                                                       134,900             211
-    Starter Corp.                                                        78,000             210
-    Styling Technology Corp.                                             22,700             210
-    TCSI Corp.                                                          100,421             210
     Bridge View Bancorp                                                  11,600             209
-    Celtrix Pharmaceuticals                                             123,500             208
     First Charter Corp.                                                  12,084             208
-    Gadzooks, Inc.                                                       26,900             208
-    American Banknote Corp.                                             144,200             207
-    MEMC Electronic Materials, Inc.                                      24,300             207
     Psychemedics, Inc.                                                   40,000             205
-    Walbro Corp.                                                         32,000             204
-    Davox Corp.                                                          26,600             203
-    Glenayre Technologies, Inc.                                          45,825             203
-    Applied Digital Access, Inc.                                         77,100             202
-    Cidco, Inc.                                                          70,300             202
-    Health Systems Design Corp.                                          29,800             201
     Community Trust Bancorp Inc.                                          8,500             200
-    HCIA, Inc.                                                           47,000             200
-    Integrated Electrical Services,Inc.                                   9,000             200
-    Integrated Silicon Solution, Inc.                                    63,900             200
-    LMI Aerospace, Inc.                                                  32,000             200
-    Auspex Systems, Inc.                                                 46,000             199
-    California Federal Bank Goodwill
         Participation Certificates                                       16,040             199
-    Barra, Inc.                                                           8,400             198
-    Trans World Entertainment Corp.                                      10,400             198
-    DA Consulting Group, Inc.                                             9,000             197
-    Hawthorne Financial Corp.                                            12,300             197
-    Toymax International, Inc.                                           39,000             197
-    North American Vaccine, Inc.                                         22,061             196
-    Penwest Pharmaceuticals Co.                                          31,436             196
-    Zoltek Cos., Inc.                                                    21,200             195
-    Adams Golf, Inc.                                                     47,300             194
-    Swift Energy Co.                                                     26,300             194
-    Aura Systems, Inc.                                                  191,781             192
-    Chic By H.I.S., Inc.                                                 60,280             192
     Lawter International Inc.                                            16,534             192
-    Microwave Systems Corp.                                              73,100             192
     Flagstar Bancorp, Inc.                                                7,300             191
-    LINC Capital, Inc.                                                   23,100             191
-    Stratus Properties, Inc.                                             50,900             191
     Urstadt Biddle Properties REIT
         Class A                                                          23,100             191
-    Enzo Biochem, Inc.                                                   18,400             190
     Herbalife International Class B                                      16,600             190
-    Il Fornaio (America) Corp.                                           25,700             190
-    Technisource, Inc.                                                   19,200             190
-    Tele-Communications TCI
         Ventures Group Series B                                           8,114             189
     Gables Residential Trust REIT                                         8,100             188
     Huntco Inc. Class A                                                  48,400             188
-    Stage Stores, Inc.                                                   19,900             187
     Stephan Co.                                                          18,250             187
     Urstadt Biddle Properties REIT                                       23,100             186
     CFW Communications Co.                                                7,900             185
-    Primadonna Resorts, Inc.                                             20,962             185
     Capstead Mortgage Corp.                                              44,550             184
-    FARO Technologies, Inc.                                              46,100             184
     Maine Public Service Co.                                             12,000             183
-    Shoney's Inc.                                                       139,406             183
-    MRV Communications Inc.                                              29,486             182
-    Allen Telecom Inc.                                                   27,000             181
     Ambanc Holding Co., Inc.                                             10,200             181
-    Electric Fuel Corp.                                                  65,900             181
     Mississippi Chemical Corp.                                           12,941             181
-    United PanAm Financial Corp.                                         43,200             181
     CRIIMI MAE, Inc. REIT                                                51,300             180
-    Miravant Medical Technology                                          14,000             180
-    NS Group Inc.                                                        40,600             180
-    InfoSpace.com, Inc.                                                   4,700             179
-    Lawrence Savings Bank                                                14,000             179
-    TRO Learning, Inc.                                                   22,400             179
-    Mariner Post-Acute Network, Inc.                                     39,048             178
-    Molecular Biosystems, Inc.                                           60,600             178
     Titanium Metals Corp.                                                20,900             178
-    Merix Corp.                                                          29,500             177
     Toastmaster, Inc.                                                    25,300             177
-    Viasoft, Inc.                                                        25,048             175
-    I-Link, Inc.                                                         82,100             174
-    Manhattan Associates, Inc.                                            6,400             174
     Asset Investors Corp.                                                13,800             173
-    Cellnet Data Systems                                                 34,600             173
-    Pegasystems Inc.                                                     41,300             172
-    School Specialty, Inc.                                                8,055             172
-    Thermedics, Inc.                                                     15,950             172
-    Alyn Corp.                                                           40,100             170
-    Associated Group, Inc. Class B                                        4,000             170
-    Craig Corp.                                                          21,077             170
-    Maverick Tube Corp.                                                  30,500             170
-    Syntroleum Corp.                                                     27,500             170
-    Global Payment Tech Inc.                                             20,800             169
     Phoenix Investment Partners Ltd.                                     20,000             169
     Luby's Cafeterias, Inc.                                              10,859             168
     BankAtlantic Bancorp, Inc.
         Class B                                                          23,501             167
-    Kevco, Inc.                                                          23,000             167
     Conectiv, Inc. Class A                                                4,200             166
-    International Microcomputer
         Software, Inc.                                                   19,800             165
-    Geoworks                                                             45,200             164
-    Vertel Corp.                                                         96,909             164
     United Cos. Finance Corp.                                            48,417             163
     Aames Financial Corp.                                                50,850             162
-    Medaphis Corp.                                                       49,416             162
     Peoples Holding Co.                                                   5,000             162
-    Calypte Biomedical Corp.                                             56,100             161
-    Periphonics Corp.                                                    12,200             161
     Fidelity Bancorp, Inc.                                                6,600             160
-    Craig Corp. Pfd.                                                     20,077             158
-    Hartmarx Corp.                                                       28,100             158
-    IEC Electronics Corp.                                                38,218             158
-    Quintel Communications, Inc.                                         84,200             158
-    LeukoSite, Inc.                                                      15,600             157
-    Todhunter International, Inc.                                        19,300             157
     Anthracite Capital Inc.                                              20,000             156
-    Cohr, Inc.                                                           30,500             156
-    Applix, Inc.                                                         40,021             155
-    Ceres Group, Inc.                                                    14,900             155

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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
-    Input Software Inc.                                                  26,800      $      154
     Apex Mortgage Capital, Inc. REIT                                     15,800             152
     CV REIT, Inc.                                                        12,100             152
-    Docucorp International                                               25,059             152
     Arrow International, Inc.                                             4,800             151
-    LTX Corp.                                                            58,888             151
-    Planet Hollywood International,
         Inc. Class A                                                     65,500             151
-    Province Heathcare Co.                                                4,200             151
     Cubic Corp.                                                           8,000             150
     Little Falls Bancorp, Inc.                                            7,500             150
-    V-One Corp.                                                          50,300             149
-    Spaghetti Warehouse, Inc.                                            19,400             148
     Star Gas Partners, L.P.                                               9,800             148
-    AmeriPath, Inc.                                                      16,300             146
     Astro-Med, Inc.                                                      26,800             146
-    Morgan Products Ltd.                                                 41,600             146
-    PlayCore, Inc.                                                       31,911             146
-    Nord Resources Corp.                                                144,900             145
-    Stac, Inc.                                                          105,130             145
     Western Gas Resources, Inc.                                          25,200             145
     Fortress Group, Inc.                                                 57,700             144
-    Trak Auto Corp.                                                      19,800             144
-    Vestcom International, Inc.                                          16,000             144
     Columbia Bancorp                                                      8,400             143
-    Mobius Management
         Systems, Inc.                                                     9,600             143
     Pulaski Financial Corp.                                              14,449             143
-    Today's Man Inc.                                                     67,025             142
-    Alliance Pharmaceutical Corp.                                        43,102             141
-    Axiohm Transaction
         Solutions, Inc.                                                  21,689             141
-    Unigene                                                             117,700             140
-    Omtool, Ltd.                                                         47,400             139
-    Stoneridge,Inc.                                                       6,100             139
     Wackenhut Corp. Class B                                               6,350             139
     Kilroy Realty Corp. REIT                                              6,000             138
-    SpecTran Corp.                                                       33,500             138
-    Designs, Inc.                                                        70,900             137
     The Marcus Corp.                                                      8,400             137
-    Sunburst Hospitality Corp.                                           32,313             137
-    DataWorks Corp.                                                      13,000             136
-    Fourth Shift Corp.                                                   30,000             135
     Northwest Natural Gas Co.                                             5,000             129
-    Numerex Corp.                                                        45,900             129
-    Base Ten Systems Class A                                             39,300             128
     ISCO, Inc.                                                           22,485             128
-    BRC Holdings Inc.                                                     6,767             127
     Allied Products Corp.                                                19,898             126
-    California Amplifier, Inc.                                           64,860             126
     SJNB Financial Corp.                                                  4,500             126
-    Sirco International Corp.                                            74,600             126
-    Unilab Corp.                                                         52,900             126
-    Creative Biomolecules, Inc.                                          34,000             125
-    Data Race, Inc.                                                      37,022             125
-    Rutherford-Moran Oil Corp.                                           44,400             125
     TransPro Inc.                                                        25,725             125
-    Webco Industries, Inc.                                               18,800             125
-    infoUSA, Inc. Class A                                                25,416             124
     Investors Title Co.                                                   5,900             124
-    Broadcom Corp.                                                        1,000             121
-    Cyberguard Corp.                                                     57,755             121
     Methode Electronics, Inc. Class A                                     7,751             121
-    TCI Satellite Entertainment, Inc.
         Class A                                                          84,106             121
-    TransMontaigne Inc.                                                   8,000             121
     Imperial Holly Corp.                                                 14,806             120
-    Novavax, Inc.                                                        60,190             120
     Glimcher Realty Trust REIT                                            7,500             118
-    Graham-Field Health
         Products Inc.                                                    34,684             117
-    TSR, Inc.                                                            11,300             117
-    The TesseracT Group, Inc.                                            44,400             117
     Cabot Industrial Trust                                                5,700             116
     Carey Diversified LLC                                                 5,900             116
-    Crown Vantage, Inc.                                                  51,424             116
-    Diametrics Medical, Inc.                                             23,500             116
-    Continucare Corp.                                                    65,000             114
-    Response USA, Inc.                                                   33,400             113
     Freeport-McMoRan Copper &
         Gold, Inc. Class A                                               11,512             112
-    CompX International Inc.                                              4,200             111
     Covest Bankshares, Inc.                                               9,100             111
     Atlantic Tele-Network, Inc.                                          12,120             110
-    Florida Banks, Inc.                                                  14,200             110
-    Applied Microsystems Corp.                                           28,000             109
-    Intelidata Technologies Corp.                                        83,400             109
-    Redhook Ale Brewery, Inc.                                            24,200             109
-    Signal Technology Corp.                                              41,653             109
-    ImmuLogic Pharmaceutical
         Corp.                                                            88,500             108
     BMC Industries, Inc.                                                 17,163             107
-    Black Hawk Gaming &
         Development Co., Inc.                                            13,300             105
-    COMFORCE Corp.                                                       19,473             105
     Synalloy Corp.                                                       12,000             105
     Tech/Ops Sevcon, Inc.                                                 7,500             105
-    Barnett, Inc.                                                         7,400             102
-    Cytoclonal Pharmaceutics Inc.                                        14,900             102
-    Hollywood Casino Corp.                                               98,500             102
     City Holding Co.                                                      3,100             101
     Interpool, Inc.                                                       6,000             101
     Wiser Oil Co.                                                        50,600             101
-    Nastech Pharmaceutical Co., Inc.                                     25,900             100
     Greater Bay Bancorp                                                   2,900              98
-    SEEC, Inc.                                                           15,200              98
-    SMC Corp.                                                            21,200              98
-    Excel Legacy Corp.                                                   24,200              97
-    Heartport Inc.                                                       16,500              97
-    PictureTel Corp.                                                     14,600              97
-    Carrington Labs Inc.                                                 45,128              96
-    Colorado Casino Resorts, Inc.                                        95,500              96
-    Navigant International, Inc.                                         12,450              96
-    OmniAmerica Inc.                                                      3,000              96
     Republic Banking Corp. of Florida                                     9,000              96
-    Gymboree Corp.                                                       14,940              95
-    P-Com, Inc.                                                          23,900              95
     The Seagram Co. Ltd.                                                  2,500              95
     FNB Financial Services Corp.                                          5,600              94
-    Federal Agricultural Mortgage
         Corp. Class A                                                     5,400              94
     Colonial Properties Trust REIT                                        3,500              93
-    Vivus, Inc.                                                          35,800              93
-    Capital Pacific Holdings, Inc.                                       35,900              92





                                       32
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
------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
     Marion Capital Holdings                                               4,600      $       92
-    Dataware Technologies, Inc.                                          35,500              91
-    The Sports Authority, Inc.                                           17,400              91
     Chesapeake Energy Corp.                                             102,300              90
-    National Bancshares Corp.
         of Texas                                                          5,400              90
-    APAC Teleservices, Inc.                                              23,511              89
-    MTR Gaming Group Inc.                                                36,700              89
-    NovaCare, Inc.                                                       35,688              89
     Technitrol, Inc.                                                      2,800              89
-    Trump Hotels & Casino
         Resorts, Inc.                                                    23,800              89
-    Boyd Gaming Corp.                                                    26,700              88
-    Cal Dive International, Inc.                                          4,200              87
-    Systems & Computer
         Technology Corp.                                                  6,300              87
-    Aviation General Inc.                                                28,600              86
-    Sciclone Pharmaceuticals                                             80,100              85
     Southwest Bancorp, Inc.                                               3,200              85
     Herbalife International Cl A                                          5,900              84
-    Service Merchandise Co., Inc.                                       299,650              84
-    Forcenergy Inc.                                                      31,527              83
-    Griffin Land & Nurseries, Inc.                                        6,500              83
-    Hovnanian Enterprises Class B                                         9,650              83
-    Interneuron Pharmaceutical, Inc.                                     25,300              83
-    Applied Magnetics Corp.                                              13,200              82
-    FIRSTPLUS Financial Group, Inc.                                      29,800              82
-    Grey Wolf, Inc.                                                     100,500              82
-    Petroleum Heat & Power Co.                                          108,900              82
-    Artisoft, Inc.                                                       30,804              81
-    Rocky Mountain Chocolate
         Factory, Inc.                                                    15,400              81
     Torch Energy Royalty Trust                                           18,300              81
     Fedders Corp. Class A                                                15,226              80
-    Samsonite Corp.                                                      14,378              80
-    Telular Corp.                                                       128,200              80
-    Versant Corporation                                                  36,300              79
-    Geneva Steel Class A                                                155,300              78
-    Industri-Matematik
         International Corp.                                              15,600              78
-    TST Impreso, Inc.                                                    32,800              78
     Food Lion Inc. Class B                                                7,694              77
-    NewCom, Inc.                                                         19,500              77
-    Neoprobe Corp.                                                      105,700              76
-    Edison Brothers Stores, Inc.                                         57,371              75
-    Omega Worldwide, Inc.                                                17,043              75
-    Badger Paper Mills, Inc.                                              9,300              74
     Merit Holding Corp.                                                   4,000              74
-    SeaMED Corp.                                                          6,600              74
-    DepoTech Corp.                                                       31,600              73
-    Ascent Pediatrics, Inc.                                              16,700              72
     Greater Community Bancorp                                             6,000              72
     Thermoretec Corp.                                                    38,400              72
-    Acacia Research Corp.                                                16,300              71
-    JPSP                                                                 18,800              71
     Ziegler Cos., Inc.                                                    3,800              71
-    U.S. Office Products Co.                                             18,125              70
-    Fresh Choice, Inc.                                                   44,800              69
-    Western Water Co.                                                    13,400              69
     Merchants Bancshares, Inc.                                            2,700              68
-    Silicon Gaming, Inc.                                                 49,200              68
-    Synagro Technologies Inc.                                            18,146              68
-    Quality Systems, Inc.                                                16,300              67
-    Capital Title Group, Inc.                                            19,300              66
-    Meritage Corp.                                                        5,300              66
-    800-JR CIGAR, Inc.                                                    2,800              65
-    U.S. Energy Corp.                                                    32,460              65
-    Wellsford Real Properties Inc.
         REIT                                                              6,300              65
-    E-Tek Dynamics, Inc.                                                  2,400              64
-    Loronix Information Systems                                          27,100              64
-    AER Energy Resources, Inc.                                           83,400              63
-    Credit Management
         Solutions, Inc.                                                  11,400              63
-    OpenROUTE Networks, Inc.                                             36,100              62
-    Ramtron International Corp.                                         124,000              62
-    V.I. Technologies, Inc.                                               6,000              62
-    Delphi Information Systems, Inc.                                      7,180              61
-    Astea International, Inc.                                            35,700              60
     Blimpie International, Inc.                                          27,400              60
-    Larscom, Inc. Class A                                                39,500              60
-    PRT Group Inc.                                                       20,000              60
     Terra Nitrogen Co., L.P.                                              5,800              60
-    Comshare                                                             17,300              59
-    U.S Franchise Systems, Inc.
         Class A                                                           6,000              59
-    Metra Biosystems, Inc.                                               57,800              58
-    UroQuest Medical Corp.                                               57,700              58
-    Zamba Corp.                                                          29,800              58
-    DecisionOne Holdings Corp.                                           12,014              57
-    SonoSight, Inc.                                                       5,479              57
     Industrial Scientific Corp.                                           2,400              56
-    QCF Bancorp, Inc.                                                     2,200              56
-    Telegroup, Inc.                                                      42,700              56
-    @Entertainment, Inc.                                                  8,200              55
-    Medar, Inc.                                                          49,058              55
     J.M. Smucker Co. Class B                                              2,500              55
-    Technical Chemicals and
         Products, Inc.                                                   37,200              55
     Independent Bank Corp.                                                3,100              54
-    Innotrac Corp.                                                        3,000              54
-    Einstein/Noah Bagel Corp.                                            42,500              53
-    Interleaf, Inc.                                                      25,533              53
-    Multigraphics Inc.                                                   17,600              53
-    Safeguard Health
         Enterprises, Inc.                                                16,035              53
-    Youth Services
         International, Inc.                                              13,700              52
-    Amylin Pharmaceuticals, Inc.                                        102,000              51
     Getty Realty Holding Corp.                                            3,500              51
     California Independent Bancorp                                        2,500              50
-    Centura Software Corp.                                               47,388              50
     Codorus Valley Bancorp, Inc.                                          2,740              50
-    Factory 2-U Stores Inc.                                               6,000              50
-    OAO Technology
         Solutions, Inc.                                                  16,519              50
-    Star Buffet, Inc.                                                     7,600              50
     First Financial Corp.-Indiana                                         1,000              49
-    Electronic Retailing Systems
         International, Inc.                                              17,200              48
     Barrick Gold Corp.                                                    2,400              47
-    Cardima, Inc.                                                        17,500              47
-    Central Financial
         Acceptance Corp.                                                 10,500              46

------------------------------------------------------------------------------------------------
                                                                                          MARKET
TOTAL STOCK MARKET                                                                        VALUE*
INDEX FUND                                                                SHARES           (000)
------------------------------------------------------------------------------------------------
-    Compass International
         Services Corp.                                                    4,300      $       46
-    Kenneth Cole Productions, Inc.                                        2,400              45
-    Duramed Pharmaceuticals, Inc.                                        12,100              45
-    4Health, Inc.                                                         9,500              45
-    Navarre Corp.                                                         4,500              45
-    Sterile Recoveries, Inc.                                              3,800              45
     Broughton Foods Co.                                                   2,500              44
-    Gold Reserve Corp.                                                   36,900              44
     Penncorp Financial Group Inc.                                        43,500              44
-    Lexington Global Asset
         Managers, Inc.                                                   11,000              43
-    Medplus, Inc.                                                        20,900              43
-    MessageMedia Inc.                                                     8,000              43
-    Pericom Semiconductor Corp.                                           4,000              43
-    Heartland Technology, Inc                                             7,700              42
     Raritan Bancorp, Inc.                                                 1,200              42
-    Checkers Drive-In Restaurant                                        119,550              41
     Chester Valley Bancorp                                                2,151              41
-    Knight/Trimark Group, Inc.                                            1,700              41
     Steelcase Inc.                                                        2,500              41
-    USDATA Corp., Inc.                                                   21,803              41
-    AMBI, Inc.                                                           37,900              40
-    BCSB Bankcorp, Inc.                                                   4,600              40
     Continental Mortgage &
         Equity Trust                                                      2,650              40
     Analysts International Corp.                                          2,000              39
     Great Southern Bancorp, Inc.                                          1,600              39
-    Provident Financial Holdings, Inc.                                    2,300              39
-    Caliber Learning Network, Inc.                                        8,600              37
-    Fresh Foods Inc.                                                      7,500              36
-    Life Financial Corp.                                                  7,800              36
     Oak Hill Financial, Inc.                                              2,000              36
     Reader's Digest Assn., Inc.
         Class B                                                           1,500              36
-    Coastal Physician Group, Inc.                                        98,500              34
     Wainwright Bank & Trust Co.                                           4,600              34
     Cato Corp. Class A                                                    3,400              33
-    IGI, Inc.                                                            17,090              33
-    Crescendo Pharmaceuticals
         Corp.                                                             2,379              32
     Equity Inns, Inc. REIT                                                3,300              32
-    Group Maintenance
         America Corp.                                                     2,600              32
-    Integra, Inc.                                                        25,900              32
     Peekskill Financial Corp.                                             2,000              32
     Sauer Inc.                                                            4,200              32
     Tower Realty Trust, Inc. REIT                                         1,600              32
-    Uranium Resources, Inc.                                              64,132              32
-    All American Semiconductor, Inc.                                     37,200              30
-    Microfield Graphics, Inc.                                            13,700              30
-    Pluma, Inc.                                                          16,000              30
-    Gulf West Banks, Inc.                                                 3,300              29
-    Buckeye Technology, Inc.                                              1,900              28
-    Cellular Technical Services Co.                                      80,454              28
-    Spacetec IMC Corp.                                                   17,900              28
-    Trailer Bridge, Inc.                                                 18,400              28
-    Vornado Operating Inc.                                                3,515              28
     Carolina Southern Bank                                                1,545              27
-    Clarus Corp.                                                          4,500              27
     First Liberty Financial Corp.                                         1,300              27
-    Intelligent Medical Imaging, Inc.                                    53,500              27
-    LCA-Vision, Inc.                                                     19,495              27
     Movado Group, Inc.                                                    1,000              27
     Oneida Ltd.                                                           1,800              27
     Coastal Bancorp, Inc.                                                 1,500              26
-    Cogeneration Corp. of America                                         2,838              26
     KCS Energy, Inc.                                                      8,400              26
-    PriceSmart, Inc.                                                      1,500              26
-    ObjectShare, Inc.                                                    22,600              25
-    The Penn Traffic Co.                                                 44,700              25
     Unity Bancorp, Inc.                                                   2,310              25
-    Benihana Inc. Class A                                                 2,300              24
     Dover Downs Entertainment, Inc.                                       2,000              24
-    Genzyme Molecular Oncology                                            7,431              24
-    National Western Life
         Insurance Co. Class A                                               200              24
-    Northwest Pipe Co.                                                    1,500              24
     Pittsburgh & West Virginia
         Railroad                                                          3,000              24
-    Catalina Lighting, Inc.                                              10,000              23
     Alcan Aluminium Ltd.                                                    800              22
-    Hoenig Group, Inc.                                                    3,000              22
-    Raster Graphics, Inc.                                                43,400              22
-    Renex Corp.                                                           3,000              22
-    Dunn Computer Corp.                                                   5,000              21
-    Euroweb International Corp.                                          12,000              21
-    Mego Mortgage Corp.                                                  42,400              21
-    Waste Systems
         International, Inc.                                               3,800              21
-    The A Consulting Team, Inc.                                           2,800              20
-    Allergan Specialty
         Therapeutics, Inc.                                                2,131              20
     InterWest Bancorp Inc.                                                  900              20
     Bandag, Inc. Class A                                                    538              19
-    Offshore Logistics, Inc.                                              1,600              19
     PS Business Parks, Inc. REIT                                            800              19
-    Lanvision Systems, Inc.                                              13,400              18
     York Financial Corp.                                                  1,155              18
-    Colonial Downs Holdings, Inc.                                        34,500              17
-    Digital Generation Systems                                            3,000              17
-    QAD Inc.                                                              4,800              17
-    Radius Inc.                                                          12,200              17
     Riviana Foods, Inc.                                                     700              17
-    Tom Brown, Inc.                                                       1,600              16
     Laidlaw, Inc.                                                         1,600              16
-    NewStar Media, Inc.                                                  19,000              15
-    Prime Energy Corp.                                                    3,000              15
-    Noven Pharmaceuticals, Inc.                                           2,500              14
     Placer Dome, Inc.                                                     1,200              14
-    Agritope, Inc.                                                        9,660              13
-    Avatex Corp.                                                         13,062              13
-    Film Roman, Inc.                                                      8,300              13
-    GateField Corp.                                                      18,612              13
-    Home Health Corp. of America                                         41,600              13
-    IA Corp.                                                             20,100              13
-    JumboSports Inc.                                                    104,750              13
-    Aqua Care Systems, Inc.                                              10,000              12
-    Boston Chicken, Inc.                                                 38,900              12
-    Wellcare Management
         Group, Inc.                                                      16,100              12
-    Bridgeport Machines, Inc.                                             1,700              11
     Kaye Group Inc.                                                       1,500              11
-    LTC Healthcare, Inc.                                                  4,310              11

------------------------------------------------------------------------------------------------
                                                                                          MARKET
                                                                                          VALUE*
                                                                          SHARES           (000)
------------------------------------------------------------------------------------------------
-    Royal Precision Inc.                                                  5,800      $       11
-    Specialty Chemical
         Resources, Inc.                                                  29,400              11
-    Today's Man, Inc.
         Warrants Exp. 12/31/1999                                         19,150              11
-    CardioDynamics
         International Corp.                                               5,000              10
     Evergreen Bancorp, Inc.                                                 300              10
-    Horizon Group Properties, Inc.
         REIT                                                              2,510              10
-    Innovative Gaming Corp.                                              10,050              10
-    Innovasive Devices, Inc.                                              3,000              10
-    Medical Alliance, Inc.                                                5,000              10
     Moore Corp. Ltd.                                                        900              10
     Universal Health Realty Income                                          500              10
     Clarion Commercial Holdings, Inc.                                     2,000               9
-    Corvas International, Inc.                                            3,200               9
     Habersham Bancorp                                                       600               9
-    Insilco Holding Corp.                                                   401               9
-    LecTec Corp.                                                          3,500               9
-    PowerCerv Corp.                                                       4,600               9
-    Tele-Communications, Inc.
         Class B                                                             143               9
-    Marvel Entertainment Group                                           53,774               8
-    Merry Land Properties, Inc.                                           2,105               8
-    NeoPharm, Inc.                                                          700               8
-    Solv-Ex Corp.                                                        32,466               8
-    Gradco Systems, Inc.                                                  2,550               7
     Howell Corp.                                                          3,500               7
     Inco Ltd.                                                               700               7
-    Inland Resources Inc.                                                 5,000               7
-    IntegraMed America, Inc.                                              1,400               7
-    Storage Computer Corp.                                                2,000               7
-    Zenith Electronics Corp.                                             25,382               7
-    Alteon, Inc.                                                          7,400               6
-    Cryomedical Sciences                                                 68,700               6
-    Cytrx Corp.                                                           5,900               6
-    Empire of Carolina, Inc.                                              8,900               6
-    International Lottery & Totalizator
         Systems, Inc.                                                    18,300               6
     Mitchell Energy & Development
         Corp. Class B                                                       500               6
-    Gargoyles, Inc.                                                      20,000               5
-    JMC Group Inc.                                                        5,200               5
-    Magellan Petroleum Corp.                                              4,000               5
-    Stratosphere Corp.                                                   75,400               5
-    World Corp.                                                          36,600               5
-    Arch Communications Group, Inc.                                       3,000               4
-    Biofield Corp.                                                       16,600               4
-    Cygne Designs, Inc.                                                  40,000               4
-    Harry's Farmers Market, Inc.                                          3,000               4
-    Silicon Valley Research, Inc.                                        12,100               4
-    BJ Services Co.
         Warrants Exp. 4/13/2000                                             353               3
-    Data Systems Network Corp.                                            2,400               3
-    IMC Mortgage Co.                                                     12,200               3
-    Medical Device Technologies, Inc.                                     3,000               3
-    ONCOR Inc.                                                           92,131               3
-    Wilshire Financial Services
         Group Inc.                                                        5,000               3
-    Horizontal Ventures, Inc.                                               164               2
-    HumaScan, Inc.                                                       36,500               2
-    ILX Resorts Inc.                                                      1,200               2
-    JTS Corp.                                                            79,144               2
-    NSC Corp.                                                             2,381               2
-    OneWorld Systems, Inc.                                               15,900               2
-    Software Publishing Corp.
         Holdings, Inc.                                                    2,117               2
-    USTMAN Technologies Inc.                                              3,100               2
-    AES Corp.
         Warrants Exp. 7/31/2000                                               9               1
-    Alanco Environmental
         Resources Corp.                                                   1,728               1
-    Edison Brothers Stores, Inc.
         Warrants Exp. 9/26/2005                                           5,788               1
-    Foreland Corp.                                                          900               1
-    Hawaii Land & Farming Co., Inc.                                      10,000               1
-    Legal Research Center, Inc.                                           6,100               1
-    PHP Healthcare Corp.                                                 31,900               1
-    Reliance Acceptance Group Inc.                                       36,500               1
-    Ross Technology, Inc.                                               118,600               1
-    TCI Satellite Entertainment, Inc.
         Class B                                                             420               1
------------------------------------------------------------------------------------------------
TOTAL COMMON STOCKS
     (COST $7,620,935)                                                                11,210,503
------------------------------------------------------------------------------------------------

                                                                            FACE
                                                                          AMOUNT
                                                                           (000)
------------------------------------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (6.3%)(1)
------------------------------------------------------------------------------------------------
U.S. TREASURY BILLS
(2)  3.735-4.429%, 1/7/1999                                            $  12,500          12,498
(2)  3.887-4.538%, 1/21/1999                                               9,500           9,481
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                                                     496,294         496,294
     4.77%, 1/4/1999--Note G                                             225,871         225,871
------------------------------------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
     (COST $744,135)                                                                     744,144
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS (101.7%)
     (COST $8,365,070)                                                                11,954,647
------------------------------------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-1.7%)
------------------------------------------------------------------------------------------------
Other Assets--Note B                                                                      87,840
Liabilities--Note G                                                                     (289,368)
                                                                                     -----------
                                                                                        (201,528)
------------------------------------------------------------------------------------------------
NET ASSETS (100%)                                                                    $11,753,119
================================================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.7% and 2.0%, respectively, of net assets.

   See Note F in Notes to Financial Statements

(2)Securities with an aggregate value of $21,979,000 have been segregated as initial margin for open futures contracts.

   REIT--Real Estate Investment Trust.

------------------------------------------------------------------------------------------------
TOTAL STOCK MARKET                                                                        AMOUNT
INDEX FUND                                                                                 (000)
------------------------------------------------------------------------------------------------
AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
------------------------------------------------------------------------------------------------
Paid in Capital                                                                     $  8,092,915
Overdistributed Net Investment Income                                                       (242)
Accumulated Net Realized Gains                                                            41,321
Unrealized Appreciation--Note F
     Investment Securities                                                             3,589,577
     Futures Contracts                                                                    29,548
------------------------------------------------------------------------------------------------
NET ASSETS                                                                           $11,753,119
================================================================================================

Investor Shares--Net Assets
     Applicable to 339,456,001 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                                        $9,307,762
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INVESTOR SHARES                                                                      $27.42
================================================================================================

Institutional Shares--Net Assets
     Applicable to 89,179,202 outstanding $.001
     par value shares of beneficial interest
     (unlimited authorization)                                                        $2,445,357
------------------------------------------------------------------------------------------------
NET ASSET VALUE PER SHARE--
     INSTITUTIONAL SHARES                                                                 $27.42
================================================================================================

REPORT OF INDEPENDENT
ACCOUNTANTS
                                                                         [PHOTO]
To the Shareholders and Trustees of
Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statements of net assets (and statements of assets and liabilities for Vanguard Growth Index Fund and Vanguard Value Index
Fund) and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Vanguard Growth Index Fund, Vanguard Value Index Fund and Vanguard Total Stock Market Index Fund (separate funds of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Funds") at December 31, 1998, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

                                                                 F400-02/22/1999

VANGUARD U.S. STOCK
INDEX FUNDS
MID-AND
SMALL-CAPITALIZATION
PORTFOLIOS

VANGUARD EXTENDED MARKET INDEX FUND
VANGUARD MID-CAP INDEX FUND
VANGUARD SMALL-CAP INDEX FUND
VANGUARD SMALL-CAP GROWTH INDEX FUND
VANGUARD SMALL-CAP VALUE INDEX FUND

[PHOTO]

ANNUAL
REPORT
DECEMBER 31, 1998

[THE VANGUARD GROUP LOGO]

AT VANGUARD, WE BELIEVE THAT TRADITION MATTERS

Our 8,000 crew members embrace the traditional values on which our success is built, including integrity, hard work, thrift, teamwork, and fair dealing on behalf of our clients.

This year, our report cover pays homage to three anniversaries, each of great significance to The Vanguard Group:

- The 200th anniversary of the Battle of the Nile, which commenced on August 1, 1798. HMS Vanguard, the victorious British flagship at the Nile, is our namesake. And its motto--"Leading the way"--serves as a guiding principle for our company.

- The 100th birthday, on July 23, of Walter L. Morgan, founder of Wellington Fund, the oldest member of what became The Vanguard Group. Mr. Morgan was friend and mentor to Vanguard founder John C. Bogle, and helped to shape the standards and business principles that Mr. Bogle laid down for Vanguard at its beginning nearly 25 years ago: a stress on balanced, diversified investments; insistence on fair dealing and candor with clients; and a focus on long-term investing. To our great regret, Mr. Morgan died on September 2.

- The 70th anniversary, on December 28, of the incorporation of Vanguard Wellington Fund. It is the nation's oldest balanced mutual fund, and one of only a handful of funds created in the 1920s that are still in operation.

Although Vanguard constantly tackles new challenges, adopts new technology, and develops new services, we treasure the traditions and values that set us apart in a crowded, competitive industry. And we salute our shareholders, whose support and trust we strive to earn each and every day.

                                    [PHOTO]

                                    CONTENTS

                                  A MESSAGE TO
                                OUR SHAREHOLDERS
                                       1

                                 THE MARKETS IN
                                  PERSPECTIVE
                                       7

                             PERFORMANCE SUMMARIES
                                       9

                                 FUND PROFILES
                                       17

                              FINANCIAL STATEMENTS
                                       23

                        All comparative mutual fund data
                        are from Lipper or Morningstar,
                            unless otherwise noted.

FELLOW SHAREHOLDER,

[PHOTO]                          [PHOTO]
John J. Brennan                  John C. Bogle
Chairman & CEO                   Senior Chairman

Large-capitalization U.S. stocks soared on balance during 1998, but mid- and small-cap stocks were left in their wake. The highest returns were reserved for the largest U.S. stocks, which gained almost +29% for the year, while returns of smaller stock indexes ranged from small declines to moderate advances.

       The performance of the five Vanguard mid- and small-cap index funds during 1998 reflected the lackluster returns from the market segments in which they invest. The two funds that were in existence for the entire year, Vanguard Extended Market Index Fund and Vanguard Small-Cap Index Fund, earned total returns of +8.3% and -2.6%, respectively. Overall, our funds did an excellent job of tracking the returns of their unmanaged benchmark indexes.

-----------------------------------------------------------------
                                                 TOTAL RETURNS
                                                   YEAR ENDED
                                                DECEMBER 31, 1998
                                                -----------------
EXTENDED MARKET INDEX FUND                           +  8.3%
Wilshire 4500 Equity Index                           +  8.6
-----------------------------------------------------------------
SMALL-CAP INDEX FUND                                 -  2.6%
Russell 2000 Index                                   -  2.5
-----------------------------------------------------------------

                                                 TOTAL RETURNS
                                                MAY 21, 1998, TO
                                                DECEMBER 31, 1998
                                                -----------------
MID-CAP INDEX FUND                                   +  8.6%
S&P MidCap 400 Index                                 +  7.9
------------------------------------------------------------------
SMALL-CAP GROWTH INDEX FUND                          -  4.8%
S&P SmallCap 600/BARRA Growth Index                  -  5.0
------------------------------------------------------------------
SMALL-CAP VALUE INDEX FUND                           - 12.5%
S&P SmallCap 600/BARRA Value Index                   - 13.3
------------------------------------------------------------------

       The table at right shows the twelve-month total returns (capital change plus reinvested dividends) achieved by our Extended Market and Small-Cap Index Funds, compared with the returns of their respective unmanaged index benchmarks. Total Returns It also presents the returns of our three new mid- and small-cap equity funds (Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Growth Index Fund, and Vanguard Small-Cap Value Index Fund) from their inception in May through December 31. Per-share figures for each fund, including net asset values, income dividends, and capital gains distributions, are presented in the table that follows this letter.

       On May 21, 1998, when we began equity investments for our Mid-Cap, Small-Cap Growth, and Small-Cap Value Index Funds, we also introduced Institutional Shares for each, which are available for minimum investments of $10 million. (We introduced Institutional Shares for our Extended Market and Small-Cap Index Funds in July 1997.) From inception through December 31, 1998, the Institutional Shares of our Mid-Cap Index Fund returned +8.6%, outpacing the +7.9% return of the Standard & Poor's MidCap 400 Index during the same period. For the full year, the Institutional Shares of our Extended Market Index Fund earned +8.5%, just shy of the +8.6% return of the Wilshire 4500 Equity Index, while the -2.5% decline of the Institutional Shares of our Small-Cap Index Fund matched that of the Russell 2000 Index. No Institutional Shares have been purchased so far for the Small-Cap Growth and Small-Cap Value Index Funds.

FINANCIAL MARKETS IN REVIEW

The U.S. economy grew at a robust pace--more than 3%--during 1998 as it shrugged off the effects of serious financial problems in Asia, Russia, and Latin America. Troubles abroad slowed demand for American exports and boosted demand for imported goods, widening the U.S. trade deficit. But the domestic economy got a powerful push from higher consumer spending, which was encouraged by low unemployment (4.3% at year-end) and higher wages (up about 4%, well above the 1.6% inflation rate).

    The optimism that kept shopping malls and automobile showrooms busy was also a factor in the financial markets. Stock prices shot up during the first half of the year, despite news that corporate earnings actually declined slightly, and by July 17 the S&P 500 Composite Stock Price Index had gained +23.3%. But fears that Asia's financial troubles were spreading worldwide touched off a sharp decline: Over the following six weeks, the S&P 500 Index fell -19.2%. Declines were much steeper for smaller stocks: The Russell 2000 Index of small-cap stocks declined nearly -40% from its mid-April peak to its low in October.

    The stock market then revived with remarkable speed and vigor. By year-end, the S&P 500 Index was again in record territory, having gained +28.6% for the year. This result, however, masked weakness elsewhere in the market. The Wilshire 4500 Index, which comprises all U.S. common stocks not included in the S&P 500, gained just +8.6%, while the small-cap Russell 2000 Index declined -2.5%. In the entire market, more stocks declined in price than rose. Among large-cap stocks, there was a huge gap between returns on growth and value stocks: The S&P 500's growth component gained +42.2% during the year, nearly three times the +14.7% return on its value stocks. Growth stocks also performed better in the small-cap arena. The growth stocks of the Russell 2000 Index gained +1.2% for the year, while the index's value component declined -6.5%.

    Interest rates declined on balance during 1998. Bond prices, which move in the opposite direction from interest rates, generally rose. Price appreciation accounted for 2 percentage points of the 8.7% total return of the Lehman Brothers Aggregate Bond Index. Rates fell furthest--roughly 1 percentage point--for U.S. Treasury securities, whose prices benefited from a "flight to quality" as many investors shunned riskier securities.

1998 PERFORMANCE OVERVIEW

Never have returns of small-cap stocks been so much lower than those of large-cap stocks as during 1998. In fact, over the past 20 years, the next-largest gap between small stocks and large stocks was about 25 percentage points (compared with 1998's gap of about 31 percentage points), and that was in favor of small caps. During 1998, returns from a select number of large-cap stocks were sky-high, but performance generally descended as stocks moved down the market-capitalization ladder.

    Vanguard Extended Market Index Fund, which through its target index tracks the entire U.S. stock market except for the S&P 500, earned a return of +8.3% for the twelve months, just shy of the +8.6% return of the Wilshire 4500. This result, while quite respectable in absolute terms, was 14.6 percentage points lower than the +22.9% return of the average growth fund, which has a much higher stake in larger companies. Vanguard Small-Cap Index Fund, which tracks the Russell 2000 Index--a measure of even smaller stocks--had a negative return of -2.6% for 1998, a tiny bit behind the -2.5% decline for the index, but further behind the decline of -0.2% for the average small-cap mutual fund.

    For the record, our Mid-Cap, Small-Cap Growth, and Small-Cap Value Index Funds closely tracked their respective indexes in the first seven months of operation though their records versus their peers varied. Performance, whether absolute or relative, over such a brief period is hardly meaningful.

    The adjacent table presents the returns of each of our mid- and small-cap index funds and those of their average peers. As we have explained in previous reports, the returns of large-cap and small-cap stocks often differ from one year to another, although the gap is rarely so large as the small-cap shortfall during the past twelve months. We note that not long ago small-cap stocks handily outpaced large caps for two consecutive years. During 1991, small-cap stocks earned a total return of +46.1%, versus 30.5% for large-cap stocks, a margin of 15.6 percentage points. And the following year, in 1992, small-caps did it again, with the +18.4% return of the Russell 2000 Index more than twice the +7.6% return of the S&P 500 Index. There's no reason to expect that the market will permanently favor large-cap stocks, though we wouldn't hazard a guess as to when small caps might take the market lead. A prudent investor should recognize that year-to-year divergences between large and small stocks are part and parcel of equity investing.

---------------------------------------------------------------------------
                                              TOTAL RETURNS
                                       YEAR ENDED DECEMBER 31, 1998
                              ---------------------------------------------
                                                 AVERAGE
                               VANGUARD        COMPARABLE
                              INDEX FUND          FUND*          DIFFERENCE
---------------------------------------------------------------------------
Extended Market                + 8.3%            +22.9%              -14.6%
Mid-Cap**                      + 8.6             + 2.0               + 6.6
Small-Cap                      - 2.6             - 0.2               - 2.4
Small-Cap Growth**             - 4.8             - 7.8               + 3.0
Small-Cap Value**              -12.5             - 7.8               - 4.7
---------------------------------------------------------------------------

 *Figures for the average comparable funds are compiled by Lipper, Inc. The
  Lipper fund groups are: for Extended Market Index Fund, growth funds; for Mid-Cap Index Fund, mid-cap funds; for the Small-Cap, Small-Cap Growth, and Small-Cap Value Index Funds, small-cap funds.

**Since May 21, 1998.

    Vanguard Core Management Group deserves credit for a fine job of keeping our funds so closely in line with their respective unmanaged benchmark indexes. Our funds incur the costs of investing substantial amounts of cash almost every day, and we incur operating expenses (albeit at an extremely low level) that an index does not. These costs are hurdles that we must overcome for our funds to track the performance of their respective indexes. During 1998, our Extended Market Index Fund fell short of its benchmark index by 0.3 percentage point and the return of the Small-Cap Index Fund was just 0.1 percentage point shy of the Russell 2000 Index. Our Mid-Cap, Small-Cap Growth, and Small-Cap Value funds managed to do a bit better than their respective indexes during their initial seven months of operation.

    Our low expenses, which help us to closely track our target indexes, also aid us in our quest to provide returns that surpass those of similar funds. Vanguard Extended Market Index Fund has an expense ratio (annual expenses as a percentage of average net assets) of 0.23%, a fraction of the 1.53% charged by the average growth equity fund, while the 0.24% expense ratio of our Small-Cap Index Fund is far lower than the 1.50% expense ratio of its average peer. Our Mid-Cap, Small-Cap Value, and Small-Cap Growth funds all have expense ratios of 0.25%, also about 1.25% lower than their peers. For mutual fund shareholders, the cost equation is a simple one: The lower the expenses, the less is deducted from a fund's gross return; therefore, with other factors held constant, the higher the net return. Returns, of course, are not predictable, but costs are. We believe that our cost advantage is sustainable, regardless of the direction of the financial markets.

LONG-TERM PERFORMANCE OVERVIEW

The table at the top of page 4 presents the longer-term returns of our Extended Market and Small-Cap Index Funds. It provides annualized returns for our funds, their average peer mutual funds, and their benchmark indexes. For the Extended Market fund, the table covers the past decade; for the Small-Cap fund, it shows returns since the fund adopted

---------------------------------------------------------------------------
                                              TOTAL RETURNS
                                             10 YEARS ENDED
                                            DECEMBER 31, 1998*
                                      -------------------------------------
                                      AVERAGE              FINAL VALUE OF
                                      ANNUAL                 A $10,000
                                       RATE              INITIAL INVESTMENT
---------------------------------------------------------------------------
EXTENDED MARKET INDEX FUND             +15.3%                  $41,354
Average Growth Fund                    +16.3                    45,189
Wilshire 4500 Equity Index             +15.1                    40,947
----------------------------------------------------------------------------
SMALL-CAP INDEX FUND                   +11.9%                  $28,351
Average Small-Cap Fund                 +13.6                    32,839
Russell 2000 Index                     +11.4                    27,258
----------------------------------------------------------------------------

*For the Small-Cap Index Fund and its benchmarks, the returns are annualized since the fund adopted an indexing strategy on September 11, 1989.

an indexing strategy in September 1989. As you can see, while the funds have closely matched their indexes--and even outpaced it in the case of the Extended Market and Small-Cap funds--our returns have trailed those of our average peers. In both cases, our lagging performance is explained by the simple fact that competing funds have invested in larger stocks than those in the indexes we track. In fact, for the ten years ended December 31, 1998, the S&P 500 Index's annualized return of +19.2% far outpaced both the +15.1% return of the Wilshire 4500 Index and the +12.9% return of the Russell 2000 Index. While our performance versus these competitive groups is disappointing, we remain confident in the indexing strategy. We believe our low costs and skillful management will help us closely track our target indexes, and we expect to provide long-term performance that is fully competitive with comparable mutual funds.

    Returns from the financial markets have been well above average over the past decade, particularly for large-cap stocks. We believe that these higher returns may have dulled investors' sensitivity to the ever-present risks of investing. A wise investor must realize that stock markets will decline, sometimes with a sharp, quick plunge, sometimes with an extended slump. That's why it's imperative for investors to build an investment program upon realistic expectations of future returns rather than an extrapolation of the extraordinary returns of the recent past.

IN SUMMARY

Despite the gains available from some segments of the stock market during 1998, it was a trying year for investors in mid- and small-cap stocks. The year provided a painful, but valuable, lesson about the risks of investing in equities, especially for those whose investing experience came primarily during the bullish 1990s. But 1998 also provided a lesson about the advantages of a balanced investment approach. Investors who held a mix of stock funds, bond funds, and money market funds participated in the market's bounty, but were spared some measure of the anxiety felt during the midyear downturn in stocks.

    We have always believed that investors are well served by selecting a balanced mix of assets appropriate to their investment time horizon, goals, and risk tolerance, and then sticking with their plan. The events of 1998 further reinforced our belief in balanced investing and in the worth of investing in low-cost index funds as a means of gaining exposure to the markets.

/s/ JOHN C. BOGLE                             /s/ JOHN J. BRENNAN

John C. Bogle                                 John J. Brennan
Senior Chairman                               Chairman and
                                              Chief Executive Officer

January 14, 1999

Note: You'll observe that we've made minor changes in the names of the Vanguard mid- and small-cap index funds. For example, we replaced the word "portfolio" with "fund" and added "index." These changes are part of a broader effort to simplify the names in Vanguard's fund lineup.


  PURCHASE TRANSACTION FEES REDUCED

  As of March 1, 1999, the transaction fee on purchases of shares in the Mid-Cap Index Fund will be eliminated and the fees for purchases of shares in the Small-Cap Value Index Fund and Small-Cap Growth Index Fund will be reduced from 1.0% to 0.5%.

PORTFOLIO STATISTICS
-------------------------------------------------------------------------------------------------------------------
                                                                             PERIOD ENDED DECEMBER 31, 1998
                                  NET ASSET VALUE PER SHARE           ---------------------------------------------
                                 ----------------------------           DISTRIBUTIONS FROM          DIVIDENDS PER
                                 DEC. 31,             DEC. 31,            NET REALIZED             SHARE FROM NET
VANGUARD INDEX FUND               1997                 1998               CAPITAL GAINS           INVESTMENT INCOME
-------------------------------------------------------------------------------------------------------------------
Extended Market                 $30.76                $30.63                 $2.170                   $0.373
Mid-Cap                          10.04*                10.79                  0.050                    0.053
Small-Cap                        23.75                 21.20                  1.550                    0.304
Small-Cap Growth                 10.04*                 9.53                     --                    0.030
Small-Cap Value                  10.05*                 8.74                     --                    0.055
------------------------------------------------------------------------------------------------------------------

INSTITUTIONAL SHARES
------------------------------------------------------------------------------------------------------------------
Extended Market                 $30.76                $30.63                 $ 2.17                   $0.412
Mid-Cap                          10.04*                10.79                   0.05                    0.059
Small-Cap                        23.75                 21.20                   1.55                    0.329
------------------------------------------------------------------------------------------------------------------

*Net asset value as of May 21, 1998.

NOTICE TO SHAREHOLDERS

At a special meeting on July 24, 1998, shareholders of Vanguard Extended Market Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Index Fund, Vanguard Small-Cap Growth Index Fund, and Vanguard Small-Cap Value Index Fund overwhelmingly approved three proposals. The proposals and voting results were:

1. REORGANIZATION INTO A DELAWARE BUSINESS TRUST. This change will reduce the amount of state taxes paid each year by some Vanguard funds. The Vanguard U.S. Stock Index Funds--which include the Extended Market, Mid-Cap, Small-Cap, Small-Cap Growth, and Small-Cap Value Index Funds--will not realize any tax savings as a result of the change, but the funds will benefit from the efficiency of being organized the same way as all other Vanguard funds. Approved as follows:

    -----------------------------------------------------------------
      FOR             AGAINST          ABSTAIN           APPROVED BY
    -----------------------------------------------------------------
     65,953,169        2,928,192        1,004,423        94.37%
    -----------------------------------------------------------------

2A. INVESTMENT LIMITATION CHANGES--INTERFUND LENDING PROGRAM. This change permits the Extended Market and Small-Cap Index Funds to participate in Vanguard's interfund lending program, which allows funds to loan money to each other if--and only if--it makes good financial sense to do so on both sides of the transaction. The interfund lending program won't be an integral part of the funds' investment programs; it is a contingency arrangement for managing unusual cash flows. Approved as follows:

-------------------------------------------------------------------------------------
VANGUARD INDEX FUND          FOR          AGAINST           ABSTAIN       APPROVED BY
-------------------------------------------------------------------------------------
Extended Market           59,065,606        993,433         1,177,721        96.45%
-------------------------------------------------------------------------------------
Small-Cap                 66,945,919      1,371,546         1,568,320        95.79%
-------------------------------------------------------------------------------------

2B. INVESTMENT LIMITATION CHANGES--BORROWING MONEY AND PLEDGING ASSETS. This change sets standard limits of 15% of net assets on the amount of money Vanguard funds can borrow from all sources and on the amount of assets that can be pledged to secure any loans. Approved as follows:

-----------------------------------------------------------------------------------------
VANGUARD INDEX FUND              FOR          AGAINST           ABSTAIN       APPROVED BY
-----------------------------------------------------------------------------------------
Extended Market               58,574,569      1,479,534         1,182,657        95.65%
-----------------------------------------------------------------------------------------
Mid-Cap                          331,465          8,109             8,278        95.29%
-----------------------------------------------------------------------------------------
Small-Cap                     66,114,900      2,258,614         1,512,271        94.60%
-----------------------------------------------------------------------------------------
Small-Cap Growth                 236,334          2,010                 5        99.16%
-----------------------------------------------------------------------------------------
Small-Cap Value                  359,752          5,122             3,979        97.53%
-----------------------------------------------------------------------------------------

THE MARKETS IN PERSPECTIVE
YEAR ENDED DECEMBER 31, 1998

[PHOTO]

Financial markets continued to produce solid overall gains during 1998. After overcoming a sharp, six-week setback in July and August, the S&P 500 Index gained 28.6% for the year, marking the first time the index had produced returns of 20% or more in four consecutive years. Bond prices rose as interest rates generally declined over the year. Returns from overseas stock markets varied widely, with big gains in Europe, small gains in the Pacific, and losses in most emerging markets.

U.S. STOCK MARKETS

Large-capitalization stocks--especially those of large growth companies--were the best performers during 1998. The 50 largest stocks within the S&P 500 Index earned more than 40%, while the return of the other 450 stocks was less than 17%. The stock market as a whole, as measured by the Wilshire 5000 Equity Index, earned 23.4%. Small-cap stocks, represented by the Russell 2000 Index, declined 2.5% for the year.

       The huge gap between returns of large and small stocks was not the only oddity during the year. Among large stocks there also was a large disparity in performance between growth and value stocks. Within the S&P 500 Index, growth stocks rose 42.2%, while value stocks were up 14.7%. The gap of 27.5 percentage points is the largest in the 23 years that the growth and value components have been tracked.

---------------------------------------------------------------------------------------
                                                    AVERAGE ANNUALIZED RETURNS
                                                  PERIODS ENDED DECEMBER 31, 1998
                                              -----------------------------------------
                                               1 YEAR          3 YEARS         5 YEARS
---------------------------------------------------------------------------------------
STOCKS
    S&P 500 Index                                 28.6%           28.2%           24.1%
    Russell 2000 Index                            -2.5            11.6            11.9
    MSCI EAFE Index                               20.3             9.3             9.5
---------------------------------------------------------------------------------------
BONDS
    Lehman Aggregate Bond Index                    8.7%            7.3%            7.3%
    Lehman 10 Year Municipal Bond Index            6.8             6.8             6.4
    Salomon Smith Barney 3-Month
       U.S. Treasury Bill Index                    5.1             5.2             5.1
---------------------------------------------------------------------------------------
OTHER
    Consumer Price Index                           1.6%            2.2%            2.4%
---------------------------------------------------------------------------------------

       Stocks rose strongly during the first half of the year. But after hitting a then-record high on July 17, the S&P 500 index fell by 19.2% During the following six weeks. Declines were steeper for most smaller stocks. The Russell 2000 Index fell nearly 40% from its peak in April before climbing back during the fourth quarter.

       The summer slump in stock prices reflected several factors that raised anxiety among investors and prompted a reconsideration of risk that extended past stocks to bonds. Among these factors were deteriorating corporate earnings; Russia's default on its debts; sharp swings in currency exchange rates; and lingering economic weakness in Asia.

       Although these sources of uncertainty remained as the year went on, many investors reacted not by abandoning stocks, but by selecting large, well-known stocks they perceived as reliable vehicles for long-term growth. The strong rebound in prices during the fourth quarter was due in large part to the calming influence on jittery markets of the Federal Reserve Board's decision to cut short-term interest rates by 0.75 percentage point.

       Technology stocks led the market's advance during 1998, rising 83%. Investors were attracted by rapid revenue growth and a belief that consumers and businesses will keep spending freely on computers, software, and computer services. Speculation also played a role in the surge. Burgeoning activity on the Internet sent many stocks, even those with no hint of profitability, skyrocketing. The bulge in Internet stock prices prompted comparisons with such historic asset "bubbles" as Japan's stock market in the late 1980s and the tulip-bulb mania in Holland in the 1630s.

       Health care and utilities, especially telecommunications providers, also soared, achieving returns of more than 43%. Both sectors benefited from rising demand for their products and a perception that they are somewhat protected from foreign economic troubles and foreign competition. Consumer-related stocks such as retailers also did well, reflecting strength in consumer spending. Americans spent almost every after-tax dollar they earned during 1998. Jobs were abundant; unemployment fell to 4.3% by year-end.

       The worst-performing groups were two directly harmed by falling commodity prices: oil drilling and services firms in the "other energy" category (-36%) and materials & processing firms (-1%), such as paper, steel, and chemical makers. Producer-durables companies, such as machinery and aircraft makers, eked out a 2% return as companies saw falling sales abroad and rising competition at home from foreign firms.

U.S. BOND MARKETS

The fall in interest rates during 1998 was steepest for U.S. Treasury securities, which benefited from heightened aversion to risk among investors and from a slight decrease in supply, thanks to a $70 billion federal budget surplus. The low inflation rate--consumer prices were up just 1.6%--gave the Federal Reserve the flexibility to cut short-term rates even though economic growth was strong.

       Yields on long-term Treasury issues fell by roughly 1 percentage point, and the 30-year Treasury bond's yield was 5.09% on December 31. Lower rates mean higher bond prices, and the Lehman Brothers Long U.S. Treasury Index earned a total return of 13.5%, an astounding margin of nearly 12 percentage points over the inflation rate.

       Bonds lacking the unquestioned credit quality of Treasuries did not fare as well, reflecting a repricing of risk and a "flight to quality" by investors who began to feel they had been underestimating risk. One result was price declines that nearly offset the interest earned on high-yield "junk" bonds. However, high-quality corporate bonds and mortgage-backed securities generally held up well. The Lehman Aggregate Bond Index, which encompasses Treasury, mortgage, and high-quality corporate securities and has an intermediate-term average maturity, earned a solid 8.7%.

       Yields on long-term municipal bonds declined only slightly during the year, and by December 31 were only a tad lower than yields on long-term Treasuries. This was striking because the interest on municipals is exempt from federal income tax.

INTERNATIONAL STOCK MARKETS

Europe's stock markets beat even the S&P 500 Index's gaudy return, gaining 28.7% in U.S.-dollar terms, with about 5% of the gain due to a fall in the dollar versus most European currencies. Pacific-region stocks rose 2.6%, although it took a fall in the dollar's value versus the Japanese yen to overcome losses in local-currency terms. Overall, developed international markets, as measured by the MSCI EAFE Index, earned 20.3%.

       Investors' confidence in emerging markets continued to evaporate in 1998, and stocks in these markets fell about 25% as a group. The few bright spots included South Korea (+141%) and the Philippines (+13%), which had suffered big declines in 1997.

PERFORMANCE SUMMARY
EXTENDED MARKET INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 21, 1987-DECEMBER 31, 1998
---------------------------------------------------------------
        EXTENDED MARKET INDEX FUND                    WILSHIRE
                                                        4500
FISCAL        CAPITAL       INCOME         TOTAL        TOTAL
YEAR          RETURN        RETURN        RETURN       RETURN
---------------------------------------------------------------
1987           -0.1%          0.0%          -0.1%         0.5%
1988           17.7           2.0           19.7         20.5
1989           22.1           2.0           24.1         23.9
1990          -16.4           2.4          -14.0        -13.6
1991           39.6           2.2           41.8         43.5
1992           10.9           1.6           12.5         11.9
1993           13.2           1.3           14.5         14.6
1994           -3.2           1.4           -1.8         -2.7
1995           32.2           1.6           33.8         33.5
1996           16.2           1.4           17.6         17.2
1997           25.3           1.4           26.7         25.7
1998            7.0           1.3            8.3          8.6
---------------------------------------------------------------

See Financial Highlights table on page 28 for dividend and capital gains information for the past five years.


CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
-----------------------------------------------------------
             Extended Mkt      Average          Wilshire
             Index Fund        Growth Fund      4500 Index
1988 12       9975             10000            10000
1989 03      10808             10687            10824
1989 06      11671             11529            11660
1989 09      12715             12706            12699
1990 06      12173             13108            12207
1990 09       9874             11011             9982
1990 12      10625             11857            10714
1991 03      12817             13902            12934
1991 06      12732             13772            12871
1991 09      13804             14833            14036
1991 12      15063             16136            15369
1992 03      15288             15907            15568
1992 06      14750             15427            14933
1992 09      15178             15938            15378
1992 12      16931             17393            17193
1993 03      17611             17795            17886
1993 06      17843             17906            18162
1993 09      19090             18800            19487
1993 12      19374             19234            19698
1994 03      18764             18469            18984
1994 06      18260             18080            18402
1994 09      19463             19067            19666
1994 12      19024             18821            19174
1995 03      20429             20096            20626
1995 06      22265             22103            22386
1995 09      24831             24000            24914
1995 12      25444             24618            25594
1996 03      27009             25786            27106
1996 06      28099             27010            28342
1996 09      28824             27814            28947
1996 12      29924             29354            29992
1997 03      28880             28815            28722
1997 06      33421             33481            33158
1997 09      38459             37137            38241
1997 12      37911             36781            37695
1998 03      42272             41177            42073
1998 06      41348             41979            41244
1998 09      33613             36602            33632
1998 12      41072             45189            40947


                                             AVERAGE ANNUAL TOTAL RETURNS
                                           PERIODS ENDED DECEMBER 31, 1998
                                          ---------------------------------           FINAL VALUE OF A
                                          1 YEAR        5 YEARS        10 YEARS      $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------
Extended Market Index Fund*                 8.05%         16.19%          15.22%          $41,251
Average Growth Fund                        22.86          18.63           16.28            45,189
Wilshire 4500 Index                         8.63          15.76           15.14            40,947
-------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.25% transaction fee on purchases.
 The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------------------
                                                                                        10 YEARS
                                   INCEPTION                              -------------------------------------
                                     DATE        1 YEAR      5 YEARS      CAPITAL        INCOME         TOTAL
---------------------------------------------------------------------------------------------------------------
Extended Market Index Fund*        12/21/1987      8.05%      16.19%       13.51%          1.71%         15.22%
---------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.25% transaction fee on purchases.
 The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JULY 7, 1997-DECEMBER 31, 1998
-------------------------------------------------------------
                   EXTENDED MARKET INDEX FUND        WILSHIRE
                     INSTITUTIONAL SHARES              4500
FISCAL           CAPITAL       INCOME      TOTAL       TOTAL
YEAR             RETURN        RETURN     RETURN      RETURN
-------------------------------------------------------------
1997             10.5%          1.3%       11.8%       12.0%
1998              7.0%          1.5%        8.5%        8.6%
-------------------------------------------------------------

See Financial Highlights table on page 29 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: JULY 7, 1997-DECEMBER 31, 1998
--------------------------------------------------------------
             Extended Market   Average Growth     Wilshire
             Index Fund        Fund               4500 Index
             Institutional
             Shares*
7/7/97        9950000          10000000           10000000
1997 09      11467199          11570433           11496645
1997 12      11086068          10991685           11111590
1998 03      12211596          12200770           12229234
1998 06      11605480          11709442           11658986
1998 09       9270288           9164940            9310252
1998 12      10808753          10967503           10828605

                                                              AVERAGE ANNUAL TOTAL RETURNS
                                                             PERIODS ENDED DECEMBER 31, 1998
                                                           -----------------------------------          FINAL VALUE OF A
                                                           1 YEAR               SINCE INCEPTION      $10,000,000 INVESTMENT
---------------------------------------------------------------------------------------------------------------------------
Extended Market Index Fund Institutional Shares*              8.18%                  13.68%             $12,097,200
Average Growth Fund                                          22.86                   19.91               13,095,322
Wilshire 4500 Index                                           8.63                   14.15               12,171,448
---------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.25% transaction fee on purchases.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
------------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE INCEPTION
                                                        INCEPTION                         ------------------------------------
                                                           DATE          1 YEAR           CAPITAL        INCOME         TOTAL
------------------------------------------------------------------------------------------------------------------------------
Extended Market Index Fund Institutional Shares*         7/7/1997         8.18%           11.76%          1.92%         13.68%
------------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.25% transaction fee on purchases.

PERFORMANCE SUMMARY
MID-CAP INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 21, 1998-DECEMBER 31, 1998
--------------------------------------------------------------------
                         MID-CAP INDEX FUND                   S&P*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
PERIOD           RETURN        RETURN         RETURN**        RETURN
--------------------------------------------------------------------
1998              8.0%           0.6%          8.6%            7.9%
--------------------------------------------------------------------

 *S&P MidCap 400 Index.

**Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

See Financial Highlights table on page 29 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MAY 21, 1998-DECEMBER 31, 1998
----------------------------------------------------------
            Mid-Cap          Average MidCap     S&P MidCap
            Index Fund*      Fund               400 Index
5/21/98     9900             10000             10000
1998 06     9634              9840              9758
1998 09     7709              7718              7789
1998 12     9428              9221              9504
----------------------------------------------------------

                            AVERAGE ANNUAL TOTAL RETURNS
                           PERIOD ENDED DECEMBER 31, 1998
                           ------------------------------    FINAL VALUE OF A
                               SINCE  INCEPTION             $10,000 INVESTMENT
------------------------------------------------------------------------------
Mid-Cap Index Fund*                    8.28%                    $10,828
Average MidCap Fund                    1.97                      10,197
S&P MidCap 400 Index                   7.87                      10,787
------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.25% transaction fee on purchases.
 Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins on May 21, 1998.

AVERAGE ANNUAL TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1998
---------------------------------------------------------------------------------------------------
                                                                        SINCE INCEPTION
                                             INCEPTION        ------------------------------------
                                              DATE**           CAPITAL        INCOME         TOTAL
---------------------------------------------------------------------------------------------------
Mid-Cap Index Fund*                          5/21/1998          7.72%          0.56%          8.28%
---------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.25% transaction fee on purchases.

**Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

PERFORMANCE SUMMARY
MID-CAP INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 21, 1998-DECEMBER 31, 1998
-------------------------------------------------------------------
                         MID-CAP INDEX FUND
                         INSTITUTIONAL SHARES                  S&P*
FISCAL           CAPITAL       INCOME         TOTAL           TOTAL
PERIOD           RETURN        RETURN       RETURN**         RETURN
-------------------------------------------------------------------
1998              8.0%           0.6%          8.6%            7.9%
-------------------------------------------------------------------

 *S&P MidCap 400 Index.

**Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

See Financial Highlights table on page 30 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: MAY 21, 1998-DECEMBER 31, 1998
---------------------------------------------------------------------
             Mid-Cap Index      Average MidCap     S&P MidCap
             Fund Insitutional  Fund               400 Index
             Shares*

5/21/98          9975000        10000000           10000000
1998 06          9825971        10023983           9837687
1998 09          8425100         8258047           8414517
1998 12      $10,834,144        10197320           10786696
---------------------------------------------------------------------

                                                         AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIOD ENDED DECEMBER 31, 1998
                                                        -------------------------------            FINAL VALUE OF A
                                                            SINCE INCEPTION                     $10,000,000 INVESTMENT
----------------------------------------------------------------------------------------------------------------------
Mid-Cap Index Fund Institutional Shares*                          8.34%                               $10,834,144
Average MidCap Fund                                               1.97                                 10,197,320
S&P MidCap 400 Index                                              7.87                                 10,786,696
----------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.25% transaction fee on purchases.
 Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins on May 21, 1998.

AVERAGE ANNUAL TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1998
--------------------------------------------------------------------------------------------------------------------------
                                                                                               SINCE INCEPTION
                                                                   INCEPTION          ------------------------------------
                                                                     DATE**           CAPITAL        INCOME         TOTAL
--------------------------------------------------------------------------------------------------------------------------
Mid-Cap Index Fund Institutional Shares*                            5/21/1998          7.72%          0.62%          8.34%
--------------------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 0.25% transaction fee on purchases.

**Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

PERFORMANCE SUMMARY
SMALL-CAP INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: DECEMBER 31, 1978-DECEMBER 31, 1998
-------------------------------------------------------------
                    SMALL-CAP INDEX FUND            RUSSELL
                                                     2000
FISCAL       CAPITAL       INCOME         TOTAL      TOTAL
YEAR         RETURN        RETURN        RETURN     RETURN
-------------------------------------------------------------
1979          30.6%         3.8%          34.4%      43.1%
1980          42.9          1.1           44.0       38.6
1981          -2.9          0.0           -2.9        2.0
1982          43.5          2.9           46.4       24.9
1983          18.2          0.0           18.2       29.1
1984         -25.2          0.0          -25.2       -7.3
1985          21.5          1.5           23.0       31.1
1986           0.2          0.0            0.2        5.7
1987          -7.0          0.0           -7.0       -8.8
1988          24.0          0.6           24.6       24.9
1989           9.4          1.1           10.5       16.2
1990         -19.8          1.7          -18.1      -19.5
1991          43.0          2.3           45.3       46.1
1992          16.7          1.5           18.2       18.4
1993          17.4          1.3           18.7       18.9
1994          -1.9          1.4           -0.5       -1.8
1995          27.2          1.5           28.7       28.4
1996          16.6          1.5           18.1       16.5
1997          23.2          1.4           24.6       22.4
1998          -4.0          1.4           -2.6       -2.5

See Financial Highlights table on page 30 for dividend and capital gains information for the past five years.

CUMULATIVE PERFORMANCE: DECEMBER 31, 1988-DECEMBER 31, 1998
--------------------------------------------------------------
             Small-Cap        Average             Russell 2000
             Index Fund       Small-Cap Fund      Index
1988  12      9950            10000               10000
1989  03     10546            10766               10770
1989  06     11061            11535               11456
1989  09     11745            12671               12230
1989  12     10988            12297               11624
1990  03     10767            12070               11367
1990  06     11161            12993               11806
1990  09      8480            10062                8909
1990  12      8987            11081                9357
1991  03     11617            13866               12139
1991  06     11409            13623               11951
1991  09     12362            15054               12925
1991  12     13044            16801               13666
1992  03     14080            17020               14691
1992  06     13146            15537               13688
1992  09     13508            16032               14081
1992  12     15408            18909               16182
1993  03     16172            19076               16873
1993  06     16421            19501               17242
1993  09     17764            21121               18749
1993  12     18278            22120               19241
1994  03     17913            21199               18731
1994  06     17304            20004               18001
1994  09     18514            21560               19251
1994  12     18174            21961               18891
1995  03     19044            22830               19762
1995  06     20811            24963               21614
1995  09     22881            27798               23749
1995  12     23385            28900               24263
1996  03     24678            29964               25501
1996  06     26055            32379               26777
1996  09     26217            32912               26867
1996  12     27611            34738               28265
1997  03     26234            31429               26803
1997  06     30777            36812               31148
1997  09     35580            42915               35784
1997  12     34388            42158               34586
1998  03     37876            45343               38064
1998  06     35963            43475               36289
1998  09     28718            33993               28979
1998  12     33496            42066               33705

                                                          AVERAGE ANNUAL TOTAL RETURNS
                                                        PERIODS ENDED DECEMBER 31, 1998
                                                     --------------------------------------        FINAL VALUE OF A
                                                     1 YEAR         5 YEARS        10 YEARS       $10,000 INVESTMENT
--------------------------------------------------------------------------------------------------------------------
Small-Cap Index Fund*                                -3.10%         12.80%          12.92%           $33,692
Average Small-Cap Fund                               -0.22          13.72           15.45             42,066
Russell 2000 Index                                   -2.55          11.86           12.92             33,705
--------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases.
 The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.


AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------------------
                                                                                                 10 YEARS
                                         INCEPTION                                 ------------------------------------
                                           DATE           1 YEAR      5 YEARS      CAPITAL        INCOME         TOTAL
-----------------------------------------------------------------------------------------------------------------------
Small-Cap Index Fund*                    10/3/1960        -3.10%      12.80%       11.41%          1.51%         12.92%
-----------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases. The figures do not reflect the $10 annual account maintenance fee applied on balances under $10,000.

PERFORMANCE SUMMARY
SMALL-CAP INDEX FUND INSTITUTIONAL SHARES

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: JULY 7, 1997-DECEMBER 31, 1998
-------------------------------------------------------------
                     SMALL-CAP INDEX FUND            RUSSELL
                     INSTITUTIONAL SHARES             2000
FISCAL         CAPITAL       INCOME     TOTAL         TOTAL
YEAR           RETURN        RETURN     RETURN        RETURN
-------------------------------------------------------------
1997        10.1%         1.3%           11.4%         11.1%
1998        -4.0%         1.5%           -2.5%         -2.5%
-------------------------------------------------------------

See Financial Highlights table on page 31 for dividend and capital gains information since the fund's inception.

CUMULATIVE PERFORMANCE: JULY 7, 1997-DECEMBER 31, 1998
---------------------------------------------------------------------
              Small-Cap Index         Average Small-Cap  Russell 2000
              Index Fund              Fund               Index
              Institutional Shares*
7/7/97         9950000                10000000           10000000
1997 09       11467199                11570433           11496645
1997 12       11086068                10991685           11111590
1998 03       12211596                12200770           12229234
1998 06       11605480                11709442           11658986
1998 09        9270288                 9164940            9310252
1998 12       10808753                10967503           10828605

                                                             AVERAGE ANNUAL TOTAL RETURNS
                                                           PERIODS ENDED DECEMBER 31, 1998
                                                        ------------------------------------           FINAL VALUE OF A
                                                        1 YEAR               SINCE INCEPTION       $10,000,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Fund Institutional Shares*              -2.99%                   5.38%                   $10,808,753
Average Small-Cap Fund                                  -0.22                    6.42                     10,967,503
Russell 2000 Index                                      -2.55                    5.51                     10,828,605
-------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases.

AVERAGE ANNUAL TOTAL RETURNS: PERIODS ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------------------------
                                                                                                     SINCE INCEPTION
                                                          INCEPTION                        ----------------------------------
                                                            DATE          1 YEAR           CAPITAL        INCOME      TOTAL
-----------------------------------------------------------------------------------------------------------------------------
Small-Cap Index Fund Institutional Shares*                7/7/1997        -2.99%            3.47%          1.91%      5.38%
-----------------------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 0.5% transaction fee on purchases.

PERFORMANCE SUMMARY
SMALL-CAP GROWTH INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 21, 1998-DECEMBER 31, 1998
-------------------------------------------------------------------
                    SMALL-CAP GROWTH INDEX FUND            S&P*
FISCAL           CAPITAL       INCOME       TOTAL          TOTAL
PERIOD           RETURN        RETURN      RETURN**        RETURN
-------------------------------------------------------------------
1998              -5.1%          0.3%         -4.8%           -5.0%
-------------------------------------------------------------------

 *S&P SmallCap 600/BARRA Growth Index.

**Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

See Financial Highlights table on page 31 for dividend information since the fund's inception.

CUMULATIVE PERFORMANCE: MAY 21, 1998-DECEMBER 31, 1998
------------------------------------------------------------
               Small-Cap      Average           S&P SmallCap
               Growth Index   Small-Cap         600/BARRA
               Fund*          Fund              Growth Index
5/21/98        9900           10000             10000
1998 06        9634            9840              9758
1998 09        7709            7718              7789
1998 12        9428            9221              9504

                                              AVERAGE ANNUAL TOTAL RETURNS
                                             PERIOD ENDED DECEMBER 31, 1998
                                             ------------------------------         FINAL VALUE OF A
                                                     SINCE INCEPTION               $10,000 INVESTMENT
------------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund*                              -5.72%                        $9,428
Average Small-Cap Fund                                    -7.79                          9,221
S&P SmallCap 600/BARRA Growth Index                       -4.96                          9,504
------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases.
 Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins on May 21, 1998.

AVERAGE ANNUAL TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1998
-----------------------------------------------------------------------------------------------------------------
                                                                                       SINCE INCEPTION
                                                           INCEPTION          -----------------------------------
                                                             DATE**           CAPITAL        INCOME        TOTAL
-----------------------------------------------------------------------------------------------------------------
Small-Cap Growth Index Fund*                                5/21/1998         -6.03%          0.31%        -5.72%
-----------------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 1% transaction fee on purchases.

**Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

PERFORMANCE SUMMARY
SMALL-CAP VALUE INDEX FUND

All of the data on this page represent past performance, which cannot be used to predict future returns that may be achieved by the fund. Note, too, that both share price and return can fluctuate widely, so an investment in the fund could lose money.

TOTAL INVESTMENT RETURNS: MAY 21, 1998-DECEMBER 31, 1998
--------------------------------------------------------------
                 SMALL-CAP VALUE INDEX FUND              S&P*
FISCAL       CAPITAL       INCOME          TOTAL        TOTAL
PERIOD       RETURN        RETURN         RETURN**      RETURN
--------------------------------------------------------------
1998         -13.0%          0.5%         -12.5%       -13.3%
--------------------------------------------------------------

 *S&p SmallCap 600/BARRA Value Index.

**Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

See Financial Highlights table on page 32 for dividend information since the fund's inception.

CUMULATIVE PERFORMANCE:MAY 21, 1998-DECEMBER 31, 1998
-----------------------------------------------------------
              Small-Cap     Average            S&P SmallCap
              Value Index   Small-Cap          600/BARRA
              Fund*         Fund               Value Index
5/21/98       9900          10000              10000
1998 06       9693           9840               9790
1998 09       7623           7718               7669
1998 12       8665           9221               8673

                                                      AVERAGE ANNUAL TOTAL RETURNS
                                                     PERIOD ENDED DECEMBER 31, 1998
                                                     ------------------------------         FINAL VALUE OF A
                                                              SINCE INCEPTION              $10,000 INVESTMENT
-------------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund*                                   -13.35%                          $8,665
Average Small-Cap Fund                                         -7.79                            9,221
S&P SmallCap 600/BARRA Value Index                            -13.27                            8,673
-------------------------------------------------------------------------------------------------------------

*Performance figures are adjusted for the 1% transaction fee on purchases.
 Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins on May 21, 1998.

AVERAGE ANNUAL TOTAL RETURN: PERIOD ENDED DECEMBER 31, 1998
----------------------------------------------------------------------------------------------------------
                                                                                 SINCE INCEPTION
                                                    INCEPTION          -----------------------------------
                                                      DATE**           CAPITAL        INCOME       TOTAL
----------------------------------------------------------------------------------------------------------
Small-Cap Value Index Fund*                          5/21/1998         -13.90%         0.55%      -13.35%
----------------------------------------------------------------------------------------------------------

 *Performance figures are adjusted for the 1% transaction fee on purchases.

**Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

FUND PROFILE
EXTENDED MARKET INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 18.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                          EXTENDED            WILSHIRE
                                            MARKET                4500
----------------------------------------------------------------------
Number of Stocks                              2,519              6,746
Median Market Cap                             $1.7B              $1.7B
Price/Earnings Ratio                          20.1x              20.1x
Price/Book Ratio                               2.8x               2.8x
Yield                                          1.1%               1.1%
Yield--Institutional Shares                    1.3%               1.1%
Return on Equity                              14.5%              14.5%
Earnings Growth Rate                          18.4%              18.4%
Foreign Holdings                               0.0%               0.0%
Turnover Rate                                   27%                 --
Expense Ratio                                 0.23%                 --
Expense Ratio--
   Institutional Shares                       0.10%                 --
Cash Reserves                                  0.4%                 --

INVESTMENT FOCUS
-----------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
Berkshire Hathaway Class A                                    3.5%
Yahoo!, Inc.                                                  0.8
Cox Communications Class A                                    0.6
Qwest Communications International Inc.                       0.6
Amazon.com, Inc.                                              0.6
Level 3 Communications, Inc.                                  0.5
The Equitable Cos.                                            0.4
AFLAC, Inc.                                                   0.4
Genentech, Inc. Special Common Stock                          0.4
eBay Inc.                                                     0.4
------------------------------------------------------------------
Top Ten                                                       8.2%

VOLATILITY MEASURES
--------------------------------------------------------
                             EXTENDED
                               MARKET            S&P 500
--------------------------------------------------------
R-Squared                        0.77               1.00
Beta                             1.07               1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------------------
                                       DECEMBER 31, 1997             DECEMBER 31, 1998
                                      -------------------------------------------------------
                                         EXTENDED               EXTENDED             WILSHIRE
                                          MARKET                 MARKET                4500
                                      -------------------------------------------------------
Auto & Transportation                       3.1%                    3.3%                 3.3%
Consumer Discretionary                     16.7                    19.2                 19.2
Consumer Staples                            3.9                     3.1                  3.1
Financial Services                         24.6                    21.6                 21.6
Health Care                                 7.9                     9.3                  9.3
Integrated Oils                             0.5                     0.5                  0.5
Other Energy                                5.0                     2.4                  2.4
Materials & Processing                      7.7                     6.4                  6.4
Producer Durables                           6.2                     5.9                  5.9
Technology                                 12.5                    14.8                 14.8
Utilities                                   8.3                     8.4                  8.4
Other                                       3.6                     5.1                  5.1
---------------------------------------------------------------------------------------------

BETA. A measure of the magnitude of a fund's past share-price fluctuations in relation to the ups and downs of the overall market (or appropriate market index). The market (or index) is assigned a beta of 1.00, so a fund with a beta of 1.20 would have seen its share price rise or fall by 12% when the overall market rose or fell by 10%.

CASH RESERVES. The percentage of a fund's net assets invested in "cash equivalents"--highly liquid, short-term, interest-bearing securities. This figure does not include cash invested in futures contracts to simulate stock investment.

EARNINGS GROWTH RATE. The average annual rate of growth in earnings over the past five years for the stocks now in a fund.

EXPENSE RATIO. The percentage of a fund's average net assets used to pay its annual administrative and advisory expenses. These expenses directly reduce returns to investors.

FOREIGN HOLDINGS. The percentage of a fund's equity assets represented by stocks or American Depositary Receipts of companies based outside the United States.

INVESTMENT FOCUS. This grid indicates the focus of a fund in terms of two attributes: market capitalization (large, medium, or small) and relative valuation (growth, value, or a blend).

MEDIAN MARKET CAP. An indicator of the size of companies in which a fund invests; the midpoint of market capitalization (market price x shares outstanding) of a fund's stocks, weighted by the proportion of the fund's assets invested in each stock. Stocks representing half of the fund's assets have market capitalizations above the median, and the rest are below it.

NUMBER OF STOCKS. An indicator of diversification. The more stocks a fund holds, the more diversified it is and the more likely to perform in line with the overall stock market.

PRICE/BOOK RATIO. The share price of a stock divided by its net worth, or book value, per share. For a fund, the weighted average price/book ratio of the stocks it holds.

PRICE/EARNINGS RATIO. The ratio of a stock's current price to its per-share earnings over the past year. For a fund, the weighted average P/E of the stocks it holds. P/E is an indicator of market expectations about corporate prospects; the higher the P/E, the greater the expectations for a company's future growth.

R-SQUARED. A measure of how much of a fund's past returns can be explained by the returns from the overall market (or its benchmark index). If a fund's total return were precisely synchronized with the overall market's return, its R-squared would be 1.00. If a fund's returns bore no relationship to the market's returns, its R-squared would be 0.

RETURN ON EQUITY. The annual average rate of return generated by a company during the past five years for each dollar of shareholder's equity (net income divided by shareholder's equity). For a fund, the weighted average return on equity for the companies whose stocks it holds.

SECTOR DIVERSIFICATION. The percentages of a fund's common stocks that come from each of the major industry groups that compose the stock market.

TEN LARGEST HOLDINGS. The percentage of net assets that a fund has invested in its ten largest holdings. (The average for stock mutual funds is about 30%.) As this percentage rises, a fund's returns are likely to be more volatile because they are more dependent on the fortunes of a few companies.

TURNOVER RATE. An indication of trading activity during the past year. Funds with high turnover rates incur higher transaction costs and are more likely to distribute capital gains (which are taxable to investors).

YIELD. A snapshot of a fund's income from interest and dividends. The yield, expressed as a percentage of the fund's net asset value, is based on income earned over the past 30 days and is annualized, or projected forward for the coming year. The index yield is based on the current annualized rate of dividends paid on stocks in the index.

FUND PROFILE
MID-CAP INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 18.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                                                   S&P
                                            MID-CAP         MIDCAP 400
----------------------------------------------------------------------
Number of Stocks                                402                400
Median Market Cap                             $3.1B              $3.1B
Price/Earnings Ratio                          21.7x              21.7x
Price/Book Ratio                               3.1x               3.1x
Yield                                          1.0%               1.1%
Yield--Institutional Shares                    1.1%               1.1%
Return on Equity                              16.6%              16.6%
Earnings Growth Rate                          18.0%              18.0%
Foreign Holdings                               0.0%               0.0%
Turnover Rate                                   44%                 --
Expense Ratio                                0.25%*                 --
Expense Ratio--
   Institutional Shares                      0.12%*                 --
Cash Reserves                                  2.8%                 --

*Annualized.

INVESTMENT FOCUS
-----------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
AFLAC, Inc.                                                   1.3%
Office Depot, Inc.                                            1.0
Network Associates, Inc.                                      0.9
McKesson Corp.                                                0.9
Cintas Corp.                                                  0.8
Harley-Davidson, Inc.                                         0.8
Linear Technology Corp.                                       0.7
Cadence Design Systems, Inc.                                  0.7
Lexmark International Group, Inc. Class A                     0.7
Century Telephone Enterprises, Inc.                           0.7
------------------------------------------------------------------
Top Ten                                                       8.5%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------
                                               DECEMBER 31, 1998
                                       -------------------------------------
                                                                 S&P MIDCAP
                                          MID-CAP                       400
                                       -------------------------------------
Auto & Transportation                    4.2%                           3.8%
Consumer Discretionary                  16.9                           22.6
Consumer Staples                         4.4                            4.1
Financial Services                      16.1                           15.0
Health Care                             11.4                           10.3
Integrated Oils                          0.5                            0.6
Other Energy                             3.4                            3.1
Materials & Processing                   7.2                            6.7
Producer Durables                        6.0                            5.5
Technology                              13.5                           14.0
Utilities                               14.0                           12.7
Other                                    2.4                            1.6
----------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to its unmanaged target index. Key elements of this Profile are defined on page 18.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                                               RUSSELL
                                          SMALL-CAP               2000
----------------------------------------------------------------------
Number of Stocks                              1,763              1,932
Median Market Cap                             $0.8B              $0.8B
Price/Earnings Ratio                          18.9x              18.9x
Price/Book Ratio                               2.5x               2.5x
Yield                                          1.4%               1.3%
Yield--Institutional Shares                    1.5%               1.3%
Return on Equity                              14.6%              14.6%
Earnings Growth Rate                          16.7%              16.6%
Foreign Holdings                               0.0%               0.0%
Turnover Rate                                   35%                 --
Expense Ratio                                 0.24%                 --
Expense Ratio--
   Institutional Shares                       0.12%                 --
Cash Reserves                                  0.0%                 --

INVESTMENT FOCUS
---------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
American Tower Corp. Class A                                  0.3%
Network Appliance, Inc.                                       0.3
Legato Systems, Inc.                                          0.3
Nova Corp. (Georgia)                                          0.3
Lycos, Inc.                                                   0.3
MedImmune Inc.                                                0.3
Sepracor Inc.                                                 0.3
Rational Software Corp.                                       0.3
NTL Inc.                                                      0.3
Express Scripts                                               0.3
------------------------------------------------------------------
Top Ten                                                       3.0%

VOLATILITY MEASURES
---------------------------------------------------------
                             SMALL-CAP            S&P 500
---------------------------------------------------------
R-Squared                         0.67               1.00
Beta                              1.02               1.00

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
------------------------------------------------------------------------------------------------------
                                              DECEMBER 31, 1997               DECEMBER 31, 1998
                                        --------------------------------------------------------------
                                                                                               RUSSELL
                                               SMALL-CAP                 SMALL-CAP               2000
                                        --------------------------------------------------------------
Auto & Transportation                             4.2%                       4.6%                4.4%
Consumer Discretionary                           16.2                       17.5                18.1
Consumer Staples                                  3.0                        2.9                 2.9
Financial Services                               25.5                       22.8                23.3
Health Care                                       9.7                       10.3                10.2
Integrated Oils                                   0.5                        0.4                 0.3
Other Energy                                      3.5                        2.0                 2.1
Materials & Processing                            9.5                        8.8                 9.1
Producer Durables                                 7.5                        6.7                 6.9
Technology                                       11.3                       14.9                14.2
Utilities                                         7.6                        7.6                 7.7
Other                                             1.5                        1.5                 0.8
-----------------------------------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP GROWTH INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 18.

PORTFOLIO CHARACTERISTICS
----------------------------------------------------------------------
                                                                   S&P
                                          SMALL-CAP           SMALLCAP
                                             GROWTH                600
----------------------------------------------------------------------
Number of Stocks                                204                600
Median Market Cap                             $1.0B              $0.8B
Price/Earnings Ratio                          25.4x              19.3x
Price/Book Ratio                               4.8x               2.6x
Yield                                          0.4%               0.8%
Return on Equity                              18.2%              15.6%
Earnings Growth Rate                          19.3%              16.6%
Foreign Holdings                               0.0%               0.5%
Turnover Rate                                   77%                 --
Expense Ratio                                0.25%*                 --
Cash Reserves                                  1.6%                 --

*Annualized.

INVESTMENT FOCUS
-----------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
Vitesse Semiconductor Corp.                                   1.9%
Sanmina Corp.                                                 1.7
MedImmune Inc.                                                1.5
Astoria Financial Corp.                                       1.4
Mohawk Industries, Inc.                                       1.3
Acxiom Corp.                                                  1.3
Express Scripts                                               1.2
Williams Sonoma, Inc.                                         1.2
Comair Holdings, Inc.                                         1.2
Devry, Inc.                                                   1.2
------------------------------------------------------------------
Top Ten                                                      13.9%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
----------------------------------------------------------------------------------------
                                                          DECEMBER 31, 1998
                                         -----------------------------------------------
                                                SMALL-CAP                   S&P SMALLCAP
                                                 GROWTH                          600
                                         -----------------------------------------------
Auto & Transportation                           4.7%                              5.3%
Consumer Discretionary                         17.8                              19.4
Consumer Staples                                1.6                               3.2
Financial Services                             21.1                              18.2
Health Care                                    17.8                              12.7
Integrated Oils                                 0.2                               0.2
Other Energy                                    0.9                               2.1
Materials & Processing                          7.5                              10.3
Producer Durables                               8.6                               9.1
Technology                                     18.4                              14.2
Utilities                                       0.9                               5.0
Other                                           0.5                               0.3
----------------------------------------------------------------------------------------

FUND PROFILE
SMALL-CAP VALUE INDEX FUND

This Profile provides a snapshot of the fund's characteristics as of December 31, 1998, compared where appropriate to an unmanaged index. Key elements of this Profile are defined on page 18.

PORTFOLIO CHARACTERISTICS
-----------------------------------------------------------------------
                                                                   S&P
                                          SMALL-CAP           SMALLCAP
                                              VALUE                600
-----------------------------------------------------------------------
Number of Stocks                                398                600
Median Market Cap                             $0.6B              $0.8B
Price/Earnings Ratio                          15.2x              19.3x
Price/Book Ratio                               1.7x               2.6x
Yield                                          1.0%               0.8%
Return on Equity                              13.3%              15.6%
Earnings Growth Rate                          14.0%              16.6%
Foreign Holdings                               0.0%               0.5%
Turnover Rate                                   53%                 --
Expense Ratio                                0.25%*                 --
Cash Reserves                                  0.0%                 --

*Annualized.

INVESTMENT FOCUS
-------------------------
[GRAPH]

TEN LARGEST HOLDINGS (% OF TOTAL NET ASSETS)
------------------------------------------------------------------
E*TRADE Group, Inc.                                           1.6%
Fremont General Corp.                                         1.1
CKE Restaurants Inc.                                          0.9
Commercial Federal Corp.                                      0.9
Earthgrains Co.                                               0.8
Champion Enterprises, Inc.                                    0.8
D. R. Horton, Inc.                                            0.8
Smithfield Foods, Inc.                                        0.8
Sierra Pacific Resources                                      0.7
World Color Press, Inc.                                       0.7
------------------------------------------------------------------
Top Ten                                                       9.1%

SECTOR DIVERSIFICATION (% OF COMMON STOCKS)
---------------------------------------------------------------------------------
                                                     DECEMBER 31, 1998
---------------------------------------------------------------------------------
                                           SMALL-CAP                 S&P SMALLCAP
                                             VALUE                       600
---------------------------------------------------------------------------------
Auto & Transportation                         6.6%                      5.3%
Consumer Discretionary                       21.0                      19.4
Consumer Staples                              5.2                       3.2
Financial Services                           14.5                      18.2
Health Care                                   7.3                      12.7
Integrated Oils                               0.3                       0.2
Other Energy                                  3.5                       2.1
Materials & Processing                       13.2                      10.3
Producer Durables                             8.4                       9.1
Technology                                    9.8                      14.2
Utilities                                     9.3                       5.0
Other                                         0.9                       0.3
---------------------------------------------------------------------------------

FINANCIAL STATEMENTS
DECEMBER 31, 1998

The Statements of Net Assets--integral parts of the Financial Statements for the Vanguard Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds of the Vanguard U.S. Stock Index Funds--and the Report of Independent Accountants are included as an insert to this report.

STATEMENT OF OPERATIONS

This Statement shows dividend and interest income earned by each fund during the reporting period, and details the operating expenses charged to each class of its shares. These expenses directly reduce the amount of investment income available to pay to shareholders as dividends. This Statement also shows any Net Gain (Loss) realized on the sale of investments, and the increase or decrease in the Unrealized Appreciation (Depreciation) on investments during the period. If a fund invested in futures contracts during the period, the results of these investments are shown separately.

--------------------------------------------------------------------------------------------------------------------------------
                                                                          EXTENDED
                                                                            MARKET               MID-CAP             SMALL-CAP
                                                                        INDEX FUND            INDEX FUND            INDEX FUND
                                                                      ----------------------------------------------------------
                                                                        YEAR ENDED           APR. 20* TO            YEAR ENDED
                                                                      DEC.31, 1998          DEC.31, 1998          DEC.31, 1998
                                                                             (000)                 (000)                 (000)
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                         $    37,381               $ 1,184           $    38,503
     Interest                                                                4,750                   165                 5,515
     Security Lending                                                        4,539                     9                 2,866
                                                                       ---------------------------------------------------------
          Total Income                                                      46,670                 1,358                46,884
                                                                       ---------------------------------------------------------
EXPENSES
     The Vanguard Group--Note B
         Investment Advisory Services                                           73                    20                   100
         Management and Administrative                                       2,265                    44                 2,399
         Shareholder Account Maintenance--Investor Shares                    3,444                   115                 3,142
         Shareholder Account Maintenance--Institutional Shares                   2                     5                    26
         Marketing and Distribution--Investor Shares                           718                    10                   769
         Marketing and Distribution--Institutional Shares                      105                    --                    33
     Custodian Fees                                                            175                    21                    86
     Auditing Fees                                                              10                    --                    10
     Shareholders' Reports--Investor Shares                                     88                    --                   102
     Shareholders' Reports--Institutional Shares                                --                    --                    --
     Annual Meeting and Proxy Costs--Investor Shares                            11                    --                    13
     Annual Meeting and Proxy Costs--Institutional Shares                       --                    --                    --
     Trustees' Fees and Expenses                                                 6                    --                     6
                                                                       ---------------------------------------------------------
         Total Expenses                                                      6,897                   215                 6,686
         Expenses Paid Indirectly--Note C                                      (34)                   --                    (4)
                                                                       ---------------------------------------------------------
         Net Expenses                                                        6,863                   215                 6,682
--------------------------------------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                       39,807                 1,143                40,202
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                            372,375                15,447               214,448
     Futures Contracts                                                      (5,293)                  398               (14,904)
--------------------------------------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                                   367,082                15,845               199,544
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                                (156,908)                8,812              (325,432)
     Futures Contracts                                                       2,415                   238                 6,575
--------------------------------------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                          (154,493)                9,050              (318,857)
--------------------------------------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING
     FROM OPERATIONS                                                     $ 252,396               $26,038            $  (79,111)
================================================================================================================================

*Commencement of subscription period.

STATEMENT OF OPERATIONS (continued)
---------------------------------------------------------------------------------------------------
                                                                   SMALL-CAP             SMALL-CAP
                                                                      GROWTH                 VALUE
                                                                  INDEX FUND            INDEX FUND
                                                           ----------------------------------------
                                                                 APR. 20* TO           APR. 20* TO
                                                               DEC. 31, 1998         DEC. 31, 1998
                                                                       (000)                 (000)
---------------------------------------------------------------------------------------------------
INVESTMENT INCOME
INCOME
     Dividends                                                     $     226           $       642
     Interest                                                             88                   103
     Security Lending                                                     38                    33
                                                           ----------------------------------------
          Total Income                                                   352                   778
                                                           ----------------------------------------
EXPENSES
   The Vanguard Group--Note B
       Investment Advisory Services                                       20                    20
       Management and Administrative                                       1                    13
       Shareholder Account Maintenance--Investor Shares                   60                    84
       Shareholder Account Maintenance--Institutional Shares              --                    --
            Marketing and Distribution--Investor Shares                    4                     5
       Marketing and Distribution--Institutional Shares                   --                    --
   Custodian Fees                                                         14                    17
   Auditing Fees                                                          --                    --
   Shareholders' Reports--Investor Shares                                 --                    --
   Shareholders' Reports--Institutional Shares                            --                    --
   Annual Meeting and Proxy Costs--Investor Shares                        --                    --
   Annual Meeting and Proxy Costs--Institutional Shares                   --                    --
   Trustees' Fees and Expenses                                            --                    --
                                                           ----------------------------------------
       Total Expenses                                                     99                   139
       Expenses Paid Indirectly--Note C                                   --                    --
                                                           ----------------------------------------
       Net Expenses                                                       99                   139
---------------------------------------------------------------------------------------------------
NET INVESTMENT INCOME                                                    253                   639
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)
     Investment Securities Sold                                       (5,763)                  277
     Futures Contracts                                                   196                   205
---------------------------------------------------------------------------------------------------
REALIZED NET GAIN (LOSS)                                              (5,567)                  482
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)
     Investment Securities                                             5,558               (11,368)
     Futures Contracts                                                    --                    --
---------------------------------------------------------------------------------------------------
CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION)                       5,558               (11,368)
---------------------------------------------------------------------------------------------------
NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $   244              $(10,247)
===================================================================================================

*Commencement of subscription period.

STATEMENT OF CHANGES IN NET ASSETS

This Statement shows how each fund's total net assets changed during the two most recent reporting periods. The Operations section summarizes information detailed in the Statement of Operations. The amounts shown as Distributions to shareholders from the fund's net income and capital gains may not match the amounts shown in the Operations section, because distributions are determined on a tax basis and may be made in a period different from the one in which the income was earned or the gains were realized on the financial statements. The Capital Share Transactions section shows the amount shareholders invested in the fund, either by purchasing shares or by reinvesting distributions, as well as the amounts redeemed. The corresponding numbers of Shares Issued and Redeemed are shown at the end of the Statement. Distributions, Capital Share Transactions, and Shares Issued and Redeemed are shown separately for each class of shares.

--------------------------------------------------------------------------------------------------------------------------------
                                                                           EXTENDED MARKET                        MID-CAP
                                                                             INDEX FUND                         INDEX FUND
                                                                 ---------------------------------------------------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                 ------------------------------------------     APR. 20* TO
                                                                         1998                   1997          DEC. 31, 1998
                                                                        (000)                  (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                       $     39,807           $     33,818             $    1,143
     Realized Net Gain (Loss)                                         367,082                194,324                 15,845
     Change in Unrealized Appreciation (Depreciation)                (154,493)               379,945                  9,050
                                                                 ---------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                              252,396                608,087                 26,038
                                                                 ---------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income
          Investor Shares                                             (33,806)               (30,699)                  (962)
          Institutional Shares                                         (5,556)                (3,960)                  (210)
     Realized Capital Gain
          Investor Shares                                            (195,606)              (162,387)                  (907)
          Institutional Shares                                        (30,314)               (16,436)                  (178)
                                                                 ---------------------------------------------------------------
               Total Distributions                                   (265,282)              (213,482)                (2,257)
                                                                 ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
     Issued                                                           661,516                760,022                202,429
     Issued in Lieu of Cash Distributions                             210,315                178,435                  1,588
     Redeemed                                                        (641,617)              (709,687)               (18,534)
                                                                 ---------------------------------------------------------------
          Net Increase--Investor Shares                               230,214                228,770                185,483
                                                                 ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
     Issued                                                           242,869                414,169                 34,802
     Issued in Lieu of Cash Distributions                              30,471                 16,714                    279
     Redeemed                                                        (232,988)               (15,617)                    --
                                                                 ---------------------------------------------------------------
          Net Increase--Institutional Shares                           40,352                415,266                 35,081
--------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                                   257,680              1,038,641                244,345
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                            3,137,479              2,098,838                     --
                                                                 ---------------------------------------------------------------
     End of Period                                                 $3,395,159             $3,137,479               $244,345
================================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
     Issued                                                            21,213                 26,118                 20,969
     Issued in Lieu of Cash Distributions                               7,196                  6,168                    155
     Redeemed                                                         (21,009)               (23,876)                (2,058)
                                                                 ---------------------------------------------------------------
          Net Increase in Shares Outstanding                            7,400                  8,410                 19,066
================================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
     Issued                                                             7,627                 13,413                  3,559
     Issued in Lieu of Cash Distributions                               1,037                    563                     27
     Redeemed                                                          (7,244)                  (494)                    --
                                                                 ---------------------------------------------------------------
          Net Increase in Shares Outstanding                            1,420                 13,482                  3,586
================================================================================================================================

*Commencement of subscription period.

STATEMENT OF CHANGES IN NET ASSETS (continued)
--------------------------------------------------------------------------------------------------------------------------------
                                                                             SMALL-CAP                        SMALL-CAP GROWTH
                                                                             INDEX FUND                          INDEX FUND
                                                                 -------------------------------------    ----------------------
                                                                       YEAR ENDED DECEMBER 31,
                                                                 -------------------------------------           APR. 20* TO
                                                                        1998                   1997            DEC. 31, 1998
                                                                        (000)                  (000)                   (000)
--------------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                       $     40,202           $     30,776              $      253
     Realized Net Gain (Loss)                                         199,544                135,764                  (5,567)
     Change in Unrealized Appreciation (Depreciation)                (318,857)               300,788                   5,558
                                                                 ---------------------------------------------------------------
          Net Increase (Decrease) in Net Assets
               Resulting from Operations                              (79,111)               467,328                     244
                                                                 ---------------------------------------------------------------
DISTRIBUTIONS
     Net Investment Income
          Investor Shares                                             (37,309)               (29,087)                   (281)
          Institutional Shares                                         (3,153)                (1,576)                     --
     Realized Capital Gain
          Investor Shares                                            (188,747)              (117,255)                     --
          Institutional Shares                                        (14,670)                (5,745)                     --
                                                                 ---------------------------------------------------------------
               Total Distributions                                   (243,879)              (153,663)                   (281)
                                                                 ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
     Issued                                                           970,360              1,116,438                 101,722
     Issued in Lieu of Cash Distributions                             207,350                134,803                     232
     Redeemed                                                        (765,726)              (624,747)                (11,799)
                                                                 ---------------------------------------------------------------
          Net Increase--Investor Shares                               411,984                626,494                  90,155
                                                                 ---------------------------------------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
     Issued                                                           149,717                153,934                      --
     Issued in Lieu of Cash Distributions                              12,572                  6,664                      --
     Redeemed                                                          (8,221)               (24,817)                     --
                                                                 ---------------------------------------------------------------
          Net Increase--Institutional Shares                          154,068                135,781                      --
--------------------------------------------------------------------------------------------------------------------------------
     Total Increase                                                   243,062              1,075,940                  90,118
--------------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                            2,789,294              1,713,354                      --
                                                                 ---------------------------------------------------------------
     End of Period                                                 $3,032,356             $2,789,294                 $90,118
================================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
     Issued                                                            42,704                 48,530                  10,819
     Issued in Lieu of Cash Distributions                              10,127                  5,919                      25
     Redeemed                                                         (33,911)               (27,476)                 (1,393)
                                                                 ---------------------------------------------------------------
          Net Increase in Shares Outstanding                           18,920                 26,973                   9,451
================================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
     Issued                                                             6,477                  6,462                      --
     Issued in Lieu of Cash Distributions                                 613                    291                      --
     Redeemed                                                            (385)                  (991)                     --
                                                                 ---------------------------------------------------------------
          Net Increase in Shares Outstanding                            6,705                  5,762                      --
================================================================================================================================

*Commencement of subscription period.

---------------------------------------------------------------------------------------------------------------------------
                                                                                                    SMALL-CAP VALUE
                                                                                                       INDEX FUND
                                                                                            -------------------------------
                                                                                                      APR. 20* TO
                                                                                                    DEC. 31, 1998
                                                                                                            (000)
---------------------------------------------------------------------------------------------------------------------------
INCREASE IN NET ASSETS
OPERATIONS
     Net Investment Income                                                                          $        639
     Realized Net Gain (Loss)                                                                                482
     Change in Unrealized Appreciation (Depreciation)                                                    (11,368)
                                                                                            -------------------------------
          Net Increase (Decrease) in Net Assets Resulting from Operations                                (10,247)
                                                                                            -------------------------------
DISTRIBUTIONS
     Net Investment Income
          Investor Shares                                                                                   (705)
          Institutional Shares                                                                                --
     Realized Capital Gain
          Investor Shares                                                                                     --
          Institutional Shares                                                                                --
                                                                                            -------------------------------
               Total Distributions                                                                          (705)
                                                                                            -------------------------------
CAPITAL SHARE TRANSACTIONS--INVESTOR SHARES(1)
     Issued                                                                                              143,483
     Issued in Lieu of Cash Distributions                                                                    627
     Redeemed                                                                                            (20,593)
                                                                                            -------------------------------
          Net Increase--Investor Shares                                                                  123,517
                                                                                            -------------------------------
CAPITAL SHARE TRANSACTIONS--INSTITUTIONAL SHARES(2)
     Issued                                                                                                   --
     Issued in Lieu of Cash Distributions                                                                     --
     Redeemed                                                                                                 --
                                                                                            -------------------------------
          Net Increase--Institutional Shares                                                                  --
---------------------------------------------------------------------------------------------------------------------------
     Total Increase                                                                                      112,565
---------------------------------------------------------------------------------------------------------------------------
NET ASSETS
     Beginning of Period                                                                                      --
                                                                                            -------------------------------
     End of Period                                                                                      $112,565
===========================================================================================================================

(1)Shares Issued (Redeemed)--Investor Shares
     Issued                                                                                               15,327
     Issued in Lieu of Cash Distributions                                                                     74
     Redeemed                                                                                             (2,516)
                                                                                            -------------------------------
          Net Increase in Shares Outstanding                                                              12,885
===========================================================================================================================

(2)Shares Issued (Redeemed)--Institutional Shares
     Issued                                                                                                   --
     Issued in Lieu of Cash Distributions                                                                     --
     Redeemed                                                                                                 --
                                                                                            -------------------------------
          Net Increase in Shares Outstanding                                                                  --
===========================================================================================================================

*Commencement of subscription period.

FINANCIAL HIGHLIGHTS

This table summarizes each fund's investment results and distributions to shareholders on a per-share basis for each class of shares. It also presents the Total Return and shows net investment income and expenses as percentages of average net assets. These data will help you assess: the variability of the fund's net income and total returns from year to year; the relative contributions of net income and capital gains to the fund's total return; how much it costs to operate the fund; and the extent to which the fund tends to distribute capital gains. The table also shows the Portfolio Turnover Rate, a measure of trading activity. A turnover rate of 100% means that the average security is held in the portfolio for one year.

--------------------------------------------------------------------------------------------------------------------------------
                                                                                  EXTENDED MARKET INDEX FUND
                                                                                    YEAR ENDED DECEMBER 31,
                                                                  --------------------------------------------------------------
FOR A SHARE OUTSTANDING THROUGHOUT EACH YEAR                          1998        1997          1996         1995         1994
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF YEAR                                  $30.76      $26.20        $24.07       $18.52       $19.43
--------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                            .388        .351           .34          .30          .28
     Net Realized and Unrealized Gain (Loss) on Investments          2.025       6.479          3.85         5.95         (.62)
                                                                  --------------------------------------------------------------
          Total from Investment Operations                           2.413       6.830          4.19         6.25         (.34)
                                                                  --------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                            (.373)      (.360)         (.34)        (.30)        (.28)
     Distributions from Realized Capital Gains                      (2.170)     (1.910)        (1.72)        (.40)        (.29)
                                                                  --------------------------------------------------------------
          Total Distributions                                       (2.543)     (2.270)        (2.06)        (.70)        (.57)
--------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF YEAR                                        $30.63      $30.76        $26.20       $24.07       $18.52
================================================================================================================================

TOTAL RETURN*                                                        8.32%      26.73%        17.65%       33.80%       -1.76%
================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Year (Millions)                             $2,939      $2,723        $2,099       $1,523         $967
     Ratio of Total Expenses to Average Net Assets                   0.23%       0.23%         0.25%        0.25%        0.20%
     Ratio of Net Investment Income to Average Net Assets            1.21%       1.30%         1.42%        1.51%        1.51%
     Portfolio Turnover Rate                                           27%         15%           22%          15%          19%
================================================================================================================================

*Total return figures do not reflect transaction fees on purchases (0.25%
 after October 31, 1997; 0.5% in 1995 through October 31, 1997; 1.0% in 1994)
 or the annual account maintenance fee of $10.

----------------------------------------------------------------------------------------------------------------------
                                                                      EXTENDED MARKET INDEX FUND INSTITUTIONAL SHARES
                                                                                           YEAR ENDED      JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                          DEC. 31, 1998   DEC. 31, 1997
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                           $30.76         $29.28
----------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                       .427           .200
     Net Realized and Unrealized Gain (Loss) on Investments                                     2.025          3.191
                                                                                        ------------------------------
         Total from Investment Operations                                                       2.452          3.391
                                                                                        ------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                       (.412)         (.371)
     Distributions from Realized Capital Gains                                                 (2.170)        (1.540)
                                                                                        ------------------------------
          Total Distributions                                                                  (2.582)        (1.911)
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                 $30.63         $30.76
======================================================================================================================

TOTAL RETURN**                                                                                  8.45%         11.82%
======================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                        $456           $415
     Ratio of Total Expenses to Average Net Assets                                              0.10%         0.10%+
     Ratio of Net Investment Income to Average Net Assets                                       1.34%         1.43%+
     Portfolio Turnover Rate                                                                      27%            15%
======================================================================================================================

 *Inception.

**Total return does not reflect transaction fees on purchases (0.25% after October 31, 1997; 0.5% from inception through October 31, 1997).

 +Annualized.

----------------------------------------------------------------------------------------------------------
                                                                                      MID-CAP INDEX FUND
                                                                                             APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                              DEC. 31, 1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                              $10.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                          .053
     Net Realized and Unrealized Gain (Loss) on Investments                                         .840
                                                                                            --------------
          Total from Investment Operations                                                          .893
                                                                                            --------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                          (.053)
     Distributions from Realized Capital Gains                                                     (.050)
                                                                                            --------------
          Total Distributions                                                                      (.103)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $10.79
==========================================================================================================

TOTAL RETURN**                                                                                     8.55%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                           $206
     Ratio of Total Expenses to Average Net Assets                                                0.25%+
     Ratio of Net Investment Income to Average Net Assets                                         1.19%+
     Portfolio Turnover Rate                                                                         44%
==========================================================================================================

 *Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

**Total return does not reflect the 0.25% transaction fee on purchases.

 +Annualized.

FINANCIAL HIGHLIGHTS (continued)
-------------------------------------------------------------------------------------------------------------
                                                                      MID-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                                                  MAY 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                  DEC. 31, 1998
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                  $10.03
--------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                              .055
     Net Realized and Unrealized Gain (Loss) on Investments                                             .814
                                                                                                --------------
          Total from Investment Operations                                                              .869
                                                                                                --------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                              (.059)
     Distributions from Realized Capital Gains                                                         (.050)
                                                                                                --------------
          Total Distributions                                                                          (.109)
--------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                        $10.79
==============================================================================================================

TOTAL RETURN**                                                                                         8.61%
==============================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                                $39
     Ratio of Total Expenses to Average Net Assets                                                    0.12%+
     Ratio of Net Investment Income to Average Net Assets                                             1.30%+
     Portfolio Turnover Rate                                                                             44%
==============================================================================================================

 *Initial share purchase date. Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

**Total return does not reflect the 0.25% transaction fee on purchases.

 +Annualized.

------------------------------------------------------------------------------------------------------------------------------------
                                                                                      SMALL-CAP INDEX FUND
                                                                   YEAR ENDED DECEMBER 31,
FOR A SHARE OUTSTANDING                            ----------------------------------------------    FEB. 1* TO    OCT. 1, 1993, TO
THROUGHOUT EACH PERIOD                                 1998         1997         1996        1995   DEC. 31, 1994     JAN. 31, 1994
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                 $23.75       $20.23       $18.61      $14.99       $16.24               $16.23
------------------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                             .311         .277          .26         .24          .20                  .05
     Net Realized and Unrealized Gain (Loss)
          on Investments                             (1.007)       4.632         3.07        4.06         (.86)                 .96
                                                  ----------------------------------------------------------------------------------
          Total from Investment Operations            (.696)       4.909         3.33        4.30         (.66)                1.01
                                                  ----------------------------------------------------------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income             (.304)       (.274)        (.27)       (.23)        (.22)                (.18)
     Distributions from Realized Capital Gains       (1.550)      (1.115)       (1.44)       (.45)        (.37)                (.82)
                                                  ----------------------------------------------------------------------------------
          Total Distributions                        (1.854)      (1.389)       (1.71)       (.68)        (.59)               (1.00)
------------------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                       $21.20       $23.75       $20.23      $18.61       $14.99               $16.24
====================================================================================================================================

TOTAL RETURN**                                       -2.61%       24.59%       18.12%      28.74%       -4.00%                6.65%
====================================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)            $2,768       $2,652       $1,713        $971         $605                 $533
     Ratio of Total Expenses to
          Average Net Assets                          0.24%        0.23%        0.25%       0.25%       0.17%+               0.18%+
     Ratio of Net Investment Income to
          Average Net Assets                          1.39%        1.38%        1.51%       1.58%       1.50%+               1.16%+
     Portfolio Turnover Rate                            35%          29%          28%         28%          25%                   5%
====================================================================================================================================

 *Date of reorganization of Vanguard Small Capitalization Stock Fund into
  Vanguard Small-Cap Index Fund.

**Total return figures do not reflect transaction fees on purchases (0.5% after 1996, 1.0% in 1993 through 1996) or the annual account maintenance fee of $10.

 +Annualized.

------------------------------------------------------------------------------------------------------------------------
                                                                              SMALL-CAP INDEX FUND INSTITUTIONAL SHARES
                                                                                          YEAR ENDED        JUL. 7* TO
FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD                                         DEC. 31, 1998     DEC. 31, 1997
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                            $23.75          $22.56
------------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                        .336            .158
     Net Realized and Unrealized Gain (Loss) on Investments                                     (1.007)          2.370
                                                                                         -------------------------------
          Total from Investment Operations                                                       (.671)          2.528
                                                                                         -------------------------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                        (.329)          (.288)
     Distributions from Realized Capital Gains                                                  (1.550)         (1.050)
                                                                                         -------------------------------
          Total Distributions                                                                   (1.879)         (1.338)
------------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                  $21.20          $23.75
========================================================================================================================

TOTAL RETURN**                                                                                  -2.50%          11.42%
========================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                         $264            $137
     Ratio of Total Expenses to Average Net Assets                                               0.12%          0.12%+
     Ratio of Net Investment Income to Average Net Assets                                        1.53%          1.52%+
     Portfolio Turnover Rate                                                                       35%             29%
========================================================================================================================

 *Inception.

**Total return figures do not reflect the 0.5% transaction fee on purchases.

 +Annualized.

--------------------------------------------------------------------------------------------------------------------
                                                                                        SMALL-CAP GROWTH INDEX FUND
                                                                                                      APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                                       DEC. 31, 1998
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                                       $10.00
--------------------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                                    .03
     Net Realized and Unrealized Gain (Loss) on Investments                                                  (.47)
                                                                                                    ----------------
          Total from Investment Operations                                                                   (.44)
                                                                                                    ----------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                                    (.03)
     Distributions from Realized Capital Gains                                                                 --
                                                                                                    ----------------
          Total Distributions                                                                                (.03)
--------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                            $  9.53
====================================================================================================================

TOTAL RETURN**                                                                                             -4.77%
====================================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                                     $90
     Ratio of Total Expenses to Average Net Assets                                                         0.25%+
     Ratio of Net Investment Income to Average Net Assets                                                  0.63%+
     Portfolio Turnover Rate                                                                                  77%
====================================================================================================================

 *Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

**Total return does not reflect the 1.0% transaction fee on purchases.

 +Annualized.

FINANCIAL HIGHLIGHTS (continued)
----------------------------------------------------------------------------------------------------------
                                                                               SMALL-CAP VALUE INDEX FUND
                                                                                              APR. 20* TO
FOR A SHARE OUTSTANDING THROUGHOUT THE PERIOD                                               DEC. 31, 1998
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                                                               $10.00
----------------------------------------------------------------------------------------------------------
INVESTMENT OPERATIONS
     Net Investment Income                                                                           .045
     Net Realized and Unrealized Gain (Loss) on Investments                                        (1.250)
                                                                                          ----------------
          Total from Investment Operations                                                         (1.205)
                                                                                          ----------------
DISTRIBUTIONS
     Dividends from Net Investment Income                                                           (.055)
     Distributions from Realized Capital Gains                                                         --
                                                                                          ----------------
          Total Distributions                                                                       (.055)
----------------------------------------------------------------------------------------------------------
NET ASSET VALUE, END OF PERIOD                                                                    $  8.74
==========================================================================================================

TOTAL RETURN**                                                                                    -12.47%
==========================================================================================================

RATIOS/SUPPLEMENTAL DATA
     Net Assets, End of Period (Millions)                                                            $113
     Ratio of Total Expenses to Average Net Assets                                                 0.25%+
     Ratio of Net Investment Income to Average Net Assets                                          1.13%+
     Portfolio Turnover Rate                                                                          53%
==========================================================================================================

 *Subscription period for the fund was April 20, 1998, to May 20, 1998, during which time all assets were held in money market instruments. Performance measurement begins May 21, 1998.

**Total return does not reflect the 1.0% transaction fee on purchases.

 +Annualized.

NOTES TO FINANCIAL STATEMENTS

Vanguard Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds are registered under the Investment Company Act of 1940 as diversified open-end investment companies, or mutual funds.

A. The following significant accounting policies conform to generally accepted accounting principles for mutual funds. The funds consistently follow such policies in preparing their financial statements.

        1. SECURITY VALUATION: Equity securities are valued at the latest quoted sales prices as of the close of trading on the New York Stock Exchange (generally 4:00 p.m. Eastern time) on the valuation date; such securities not traded on the valuation date are valued at the mean of the latest quoted bid and asked prices. Prices are taken from the primary market in which each security trades. Temporary cash investments acquired over 60 days to maturity are valued using the latest bid prices or using valuations based on a matrix system (which considers such factors as security prices, yields, maturities, and ratings), both as furnished by independent pricing services. Other temporary cash investments are valued at amortized cost, which approximates market value. Securities for which market quotations are not readily available are valued by methods deemed by the Board of Trustees to represent fair value.

        2. FEDERAL INCOME TAXES: Each fund intends to continue to qualify as a regulated investment company and distribute all of its taxable income. Accordingly, no provision for federal income taxes is required in the financial statements.

        3. REPURCHASE AGREEMENTS: The funds, along with other members of The Vanguard Group, transfer uninvested cash balances to a Pooled Cash Account, which is invested in repurchase agreements secured by U.S. government securities. Securities pledged as collateral for repurchase agreements are held by a custodian bank until the agreements mature. Each agreement requires that the market value of the collateral be sufficient to cover payments of interest and principal; however, in the event of default or bankruptcy by the other party to the agreement, retention of the collateral may be subject to legal proceedings.

        4. FUTURES CONTRACTS: The funds use index futures contracts to a limited extent, with the objectives of maintaining full exposure to the stock market, enhancing returns, maintaining liquidity, and minimizing transaction costs. A fund may purchase futures contracts to immediately invest incoming cash in the market, or sell futures in response to cash outflows, thereby simulating a fully invested position in the underlying index while maintaining a cash balance for liquidity. A fund may seek to enhance returns by using futures contracts instead of the underlying securities when futures are believed to be priced more attractively than the underlying securities. The primary risks associated with the use of futures contracts are imperfect correlation between changes in market values of stocks held by the fund and the prices of futures contracts, and the possibility of an illiquid market.

        Futures contracts based upon the following indexes are used: S&P 500 Index (Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds), New York Stock Exchange Composite Index (Extended Market Index Fund), S&P MidCap 400 Index (Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds), and Russell 2000 Index (Extended Market Index and Small-Cap Index Funds).

        Futures contracts are valued at their quoted daily settlement prices. The aggregate principal amounts of the contracts are not recorded in the financial statements. Fluctuations in the value of the contracts are recorded in the Statement of Net Assets as an asset (liability) and in the Statement of Operations as unrealized appreciation (depreciation) until the contracts are closed, when they are recorded as realized futures gains (losses).

        5. DISTRIBUTIONS: Distributions to shareholders are recorded on the ex-dividend date. Distributions are determined on a tax basis and may differ from net investment income and realized capital gains for financial reporting purposes.

        6. OTHER: dividend income is recorded on the ex-dividend date.
security transactions are accounted for on the date securities are bought or sold. costs used to determine realized gains (losses) on the sale of investment securities are those of the specific securities sold. Transaction fees assessed on purchases of capital shares are credited to paid in capital.

B. The Vanguard Group furnishes at cost investment advisory, corporate management, administrative, marketing, and distribution services. The costs of such services are allocated to each fund under methods approved by the Board of Trustees. Each fund has committed to provide up to 0.40% of its net assets in capital contributions to Vanguard. At December 31, 1998, the funds had contributed capital to Vanguard (included in Other Assets) of:

    -----------------------------------------------------------------------------------------------
                                 CAPITAL CONTRIBUTIONS       PERCENTAGE            PERCENTAGE OF
                                      TO VANGUARD              OF FUND              VANGUARD'S
    INDEX FUND                           (000)               NET ASSETS           CAPITALIZATION
    -----------------------------------------------------------------------------------------------
    Extended Market                       $574                  0.02%                  0.8%
    Mid-Cap                                 42                  0.02                   0.1
    Small-Cap                              504                  0.02                   0.7
    Small-Cap Growth                        14                  0.02                    --
    Small-Cap Value                         21                  0.02                    --
    -----------------------------------------------------------------------------------------------

The funds' Trustees and officers are also Directors and officers of Vanguard.

C. The funds' custodian banks have agreed to reduce their fees when the funds maintain cash on deposit in the non-interest-bearing custody account. For the year ended December 31, 1998, custodian fee offset arrangements reduced expenses of the Extended Market Index and Small-Cap Index Funds by $34,000 and $4,000, respectively.

D. The Extended Market Index, Mid-Cap Index, Small-Cap Index, Small-Cap Growth Index, and Small-Cap Value Index Funds each offer two classes of shares, Investor Shares and Institutional Shares. The Small-Cap Growth Index and Small-Cap Value Index Funds have not issued any Institutional Shares as of December 31, 1998. Institutional Shares are designed primarily for institutional investors that meet certain administrative and servicing criteria and have a minimum investment of $10 million. Investor Shares are offered to all other investors. Both classes of shares have equal rights to assets and earnings, except that each class bears certain class-specific expenses related to its shareholder activity. Class-specific expenses for the period ended December 31, 1998, represented the following percentages of average net assets:

     ---------------------------------------------------------------------------------------
     INDEX FUND                                INVESTOR SHARES         INSTITUTIONAL SHARES
     ---------------------------------------------------------------------------------------
     Extended Market                               0.15%                     0.02%
     Mid-Cap                                       0.16*                     0.03*
     Small-Cap                                     0.15                      0.03
     ---------------------------------------------------------------------------------------

     *Annualized.

Income, expenses not attributable to a specific class, and realized and unrealized gains and losses on investments are allocated to each class of shares based on its relative net assets.

E. During the period ended December 31, 1998, purchases and sales of investment securities other than temporary cash investments were:

    -----------------------------------------------------------------------------------------------
                                                                          (000)
                                                       --------------------------------------------
    INDEX FUND                                             PURCHASES                    SALES
    -----------------------------------------------------------------------------------------------
    Extended Market                                        $   923,733                 $860,026
    Mid-Cap                                                    275,842                   64,873
    Small-Cap                                                1,298,866                  961,558
    Small-Cap Growth                                           134,005                   45,145
    Small-Cap Value                                            175,041                   46,669
    -----------------------------------------------------------------------------------------------

        At December 31, 1998, the Small-Cap Growth Index Fund had available realized losses of $5,555,000 to offset future net capital gains of $1,034,000 through December 31, 2006, and $4,521,000 through December 31, 2007.

F. At December 31, 1998, net unrealized appreciation (depreciation) of investment securities for financial reporting and federal income tax purposes was:

    ------------------------------------------------------------------------------------------------
                                                                  (000)
                                       -------------------------------------------------------------
                                                                                    NET UNREALIZED
                                         APPRECIATED           DEPRECIATED           APPRECIATION
    INDEX FUND                           SECURITIES            SECURITIES           (DEPRECIATION)
    ------------------------------------------------------------------------------------------------
    Extended Market                        $1,151,864           $(393,997)              $757,867
    Mid-Cap                                    24,130             (15,318)                 8,812
    Small-Cap                                 675,218            (433,455)               241,763
    Small-Cap Growth                           11,428              (5,870)                 5,558
    Small-Cap Value                             6,782             (18,150)               (11,368)
    ------------------------------------------------------------------------------------------------

        At December 31, 1998, the aggregate settlement value of open futures contracts expiring in March 1999 and the related unrealized appreciation were:

   -----------------------------------------------------------------------------------------------------
                                                                                   (000)
                                                                  --------------------------------------
                                                                     AGGREGATE
                                              NUMBER OF             SETTLEMENT              UNREALIZED
   INDEX FUND/FUTURES CONTRACTS            LONG CONTRACTS              VALUE               APPRECIATION
   -----------------------------------------------------------------------------------------------------
   Extended Market/
     S&P 500 Index                                47                   $14,635               $     20
     S&P MidCap 400 Index                         98                    19,196                  1,149
     Russell 2000 Index                          149                    31,681                  1,825
   Mid-Cap/
     S&P MidCap 400 Index                         12                     2,351                    238
   Small-Cap/
     S&P MidCap 400 Index                         80                    15,670                  1,588
     Russell 2000 Index                          430                    91,429                  5,628
   -----------------------------------------------------------------------------------------------------

Net unrealized appreciation on open futures contracts is required to be treated as realized gain for tax purposes.

G. The market value of securities on loan to broker/dealers at December 31, 1998, and collateral received with respect to such loans were:

     ---------------------------------------------------------------------------------------
                                                                    (000)
                                               ---------------------------------------------
                                                   MARKET VALUE                   CASH
                                                     OF LOANED                 COLLATERAL
     INDEX FUND                                     SECURITIES                  RECEIVED
     ---------------------------------------------------------------------------------------
     Extended Market                                  $262,496                   $285,098
     Mid-Cap                                               395                        423
     Small-Cap                                         167,490                    183,114
     Small-Cap Growth                                    1,510                      2,097
     Small-Cap Value                                     1,903                      2,373
     ---------------------------------------------------------------------------------------

Cash collateral received is invested in repurchase agreements.


"Standard & Poor's(R)," "S&P(R)," "S&P 500(R)," "Standard & Poor's 500," "500,"
   "S&P MidCap 400," and "S&P SmallCap 600" are trademarks of The McGraw-Hill
    Companies, Inc., and have been licensed for use by Vanguard Index Funds and The Vanguard Group, Inc. These mutual funds are not sponsored, endorsed, sold, or promoted by Standard & Poor's, and Standard &
       Poor's makes no representation regarding the advisability of investing in the funds. Frank Russell Company is the owner of trademarks and copyrights relating to the Russell
         Indexes. "Wilshire 4500" and "Wilshire 5000" are trademarks of Wilshire Associates.

                             TRUSTEES AND OFFICERS
JOHN C. BOGLE
Founder, Senior Chairman of the Board, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

JOHN J. BRENNAN
Chairman of the Board, Chief Executive Officer, and Director/Trustee of The Vanguard Group, Inc., and each of the investment companies in The Vanguard Group.

BARBARA BARNES HAUPTFUHRER
Director of The Great Atlantic and Pacific Tea Co., IKON Office Solutions, Inc., Raytheon Co., Knight-Ridder, Inc., Massachusetts Mutual Life Insurance Co., and Ladies Professional Golf Association; Trustee Emerita of Wellesley College.

JOANN HEFFERNAN HEISEN
Vice President, Chief Information Officer, and a member of the Executive Committee of Johnson & Johnson; Director of Johnson & Johnson-Merck Consumer Pharmaceuticals Co., Women First HealthCare, Inc., Recording for the Blind and Dyslexic, The Medical Center at Princeton, and Women's Research and Education Institute.

BRUCE K. MACLAURY
President Emeritus of The Brookings Institution; Director of American Express Bank Ltd., The St. Paul Companies, Inc., and National Steel Corp.

BURTON G. MALKIEL
Chemical Bank Chairman's Professor of Economics, Princeton University; Director of Prudential Insurance Co. of America, Banco Bilbao Gestinova, Baker Fentress & Co., The Jeffrey Co., and Southern New England Telecommunications Co.

ALFRED M. RANKIN, JR.
Chairman, President, and Chief Executive Officer of NACCO Industries, Inc.; Director of NACCO Industries, The BFGoodrich Co., and The Standard Products Co.

JOHN C. SAWHILL
President and Chief Executive Officer of The Nature Conservancy; formerly, Director and Senior Partner of McKinsey & Co. and President of New York University; Director of Pacific Gas and Electric Co., Procter & Gamble Co., NACCO Industries, and Newfield Exploration Co.

JAMES O. WELCH, JR.
Retired Chairman of Nabisco Brands, Inc.; retired Vice Chairman and Director of RJR Nabisco; Director of TECO Energy, Inc., and Kmart Corp.

J. LAWRENCE WILSON
Chairman and Chief Executive Officer of Rohm & Haas Co.; Director of Cummins Engine Co. and The Mead Corp.; Trustee of Vanderbilt University.

                              OTHER FUND OFFICERS

RAYMOND J. KLAPINSKY
Secretary; Managing Director and Secretary of The Vanguard Group, Inc.; Secretary of each of the investment companies in The Vanguard Group.

THOMAS J. HIGGINS
Treasurer; Principal of The Vanguard Group, Inc.; Treasurer of each of the investment companies in The Vanguard Group.

KAREN E. WEST
Controller; Principal of The Vanguard Group, Inc.; Controller of each of the investment companies in The Vanguard Group.

                            OTHER VANGUARD OFFICERS

R. GREGORY BARTON
Managing Director, Legal Department.

ROBERT A. DISTEFANO
Managing Director, Information Technology.

JAMES H. GATELY
Managing Director, Individual Investor Group.

KATHLEEN C. GUBANICH
Managing Director, Human Resources.

IAN A. MACKINNON
Managing Director, Fixed Income Group.

F. WILLIAM MCNABB, III
Managing Director, Institutional Investor Group.

MICHAEL S. MILLER
Managing Director, Planning and Development.

RALPH K. PACKARD
Managing Director and Chief Financial Officer.

GEORGE U. SAUTER
Managing Director, Core Management Group.

                                    VANGUARD
                                   MILESTONES

                                    [PHOTO]

                             The Vanguard Group is
                             named for HMS Vanguard,
                        Admiral Horatio Nelson's flagship
                          at the Battle of the Nile on
                          August 1, 1798. Our founder,
                          John C. Bogle, chose the name
                        after reading Nelson's inspiring
                      tribute to his fleet: "Nothing could
                         withstand the squadron . . .
                       with the judgment of the captains,
                      together with their valour, and that
                        of the officers and men of every
                  description, it was absolutely irresistible."

                                    [PHOTO]

                          Walter L. Morgan, founder of
                          Wellington Fund, the nation's
                           oldest balanced mutual fund
                        and forerunner of today's family
                           of some 100 Vanguard funds,
                        celebrated his 100th birthday on
                           July 23, 1998. Mr. Morgan,
                         a true investment pioneer, died
                         six weeks later on September 2.

                                    [PHOTO]

                                Wellington Fund,
                        The Vanguard Group's oldest fund,
                         was incorporated by Mr. Morgan
                       70 years ago, on December 28, 1928.
                            The fund was named after
                             the Duke of Wellington,
                              whose forces defeated
                            Napoleon Bonaparte at the
                           Battle of Waterloo in 1815.


[THE VANGUARD GROUP LOGO]

Post Office Box 2600
Valley Forge, Pennsylvania 19482

Fund Information
1-800-662-7447

Individual Account Services
1-800-662-2739

Institutional Investor Services
1-800-523-1036

www.vanguard.com
online@vanguard.com

All Vanguard funds are offered by prospectus only. Prospectuses contain more complete information on advisory fees, distribution charges, and other expenses and should be read carefully before you invest or send money. Prospectuses can be obtained directly from The Vanguard Group.

Q980-02/23/1999

(C) 1999 Vanguard Marketing Corporation, Distributor. All rights reserved.

VANGUARD U.S. STOCK INDEX FUNDS
MID- AND SMALL-CAPITALIZATION PORTFOLIOS

FINANCIAL STATEMENTS
DECEMBER 31, 1998

[PHOTO]

The Statement of Net Assets should be read in conjunction with the Statement of Operations, Statement of Changes in Net Assets, Financial Highlights, and Notes to Financial Statements, which begin on page 23 of the accompanying report.

STATEMENT OF NET ASSETS

This Statement provides a detailed list of each fund's holdings, including each security's market value on the last day of the reporting period. Common stocks are listed in descending market value order. Temporary cash investments and other assets are added to, and liabilities are subtracted from, the value of Total Common Stocks to calculate the fund's Net Assets. Finally, Net Assets are divided by the outstanding shares of the fund to arrive at its share price, or Net Asset Value (NAV) Per Share.

        At the end of the Statement of Net Assets of each fund, you will find a table displaying the composition of the fund's net assets. Because all income and any realized gains must be distributed to shareholders each year, the bulk of net assets consists of Paid in Capital (money invested by shareholders). The amounts shown for Undistributed Net Investment Income and Accumulated Net Realized Gains usually approximate the sums the fund had available to distribute to shareholders as income dividends or capital gains as of the statement date. Any Accumulated Net Realized Losses, and any cumulative excess of distributions over net income or net realized gains, will appear as negative balances. Unrealized Appreciation (Depreciation) is the difference between the market value of the fund's investments and their cost, and reflects the gains (losses) that would be realized if the fund were to sell all of its investments at their statement-date values.

----------------------------------------------------------------------

CONTENTS
Extended Market Index Fund..........................................1
Mid-Cap Index Fund................................................ 25
Small-Cap Index Fund.............................................. 30
Small-Cap Growth Index Fund........................................47
Small-Cap Value Index Fund........................................ 50
Report of Independent Accountants..................................54

----------------------------------------------------------------------


----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (97.7%)(1)
----------------------------------------------------------------------
-  Berkshire Hathaway Class A                   1,709      $  119,609
-  Yahoo!, Inc.                               115,300          27,319
-  Cox Communications Class A                 295,754          20,444
-  Qwest Communications
     International Inc.                       406,728          20,336
-  Amazon.com, Inc.                            63,200          20,303
-  Level 3 Communications, Inc.               354,900          15,305
   The Equitable Cos.                         263,009          15,222
   AFLAC, Inc.                                311,730          13,716
-  Genentech, Inc. Special
     Common Stock                             153,373          12,222
-  eBay Inc.                                   50,400          12,159
-  Office Depot, Inc.                         288,225          10,646
-  Network Associates, Inc.                   159,757          10,584
-  At Home Corp. Series A                     141,400          10,499
-  Tele-Communications TCI
     Ventures Group Series A                  432,500          10,191
   Intimate Brands, Inc.                      306,300           9,151
-  CNA Financial Corp.                        217,615           8,759
   McKesson Corp.                             109,812           8,682
   Linear Technology Corp.                     93,704           8,392
-  Chancellor Media Corp.                     174,870           8,372
   Harley-Davidson, Inc.                      173,408           8,215
-  Lexmark International Group,
     Inc. Class A                              80,700           8,110
-  Republic Industries, Inc.                  547,858           8,081
   Cintas Corp.                               110,100           7,755
   Century Telephone
     Enterprises, Inc.                        112,815           7,615
   ServiceMaster Co.                          340,550           7,513
-  Best Buy Co., Inc.                         120,300           7,383
-  Netscape Communications Corp.              120,685           7,332
   Molex, Inc.                                189,291           7,217
-  Cadence Design Systems, Inc.               241,332           7,180
   Royal Caribbean Cruises, Ltd.              193,300           7,152
   Equity Office Properties Trust
     REIT                                     296,300           7,111
-  Wellpoint Health Networks Inc.
     Class A                                   81,301           7,073
   Marshall & Ilsley Corp.                    120,409           7,036
   SouthTrust Corp.                           189,725           7,008
-  Biogen, Inc.                                83,738           6,950
-  Altera Corp.                               112,380           6,841

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
   Washington Post Co. Class B                 11,800      $    6,820
   AmSouth Bancorp                            148,602           6,780
-  Outdoor Systems, Inc.                      225,218           6,757
-  Maxim Integrated Products, Inc.            153,060           6,687
   Kansas City Southern
     Industries, Inc.                         134,608           6,621
-  Health Management Associates
     Class A                                  303,398           6,561
   PaineWebber Group, Inc.                    169,012           6,528
   Stryker Corp.                              118,400           6,519
-  Watson Pharmaceuticals, Inc.               103,004           6,476
   Cincinnati Bell, Inc.                      167,600           6,337
   UnionBanCal Corp.                          185,982           6,335
-  Infinity Broadcasting Corp.                230,000           6,296
-  Cablevision Systems Corp.
     Class B                                  124,600           6,253
   Donaldson, Lufkin &
     Jenrette, Inc.                           150,600           6,175
   Estee Lauder Cos. Class A                   72,029           6,158
   Allegiance Corp.                           131,400           6,127
   Old Kent Financial Corp.                   131,047           6,094
   CMS Energy Corp.                           124,539           6,032
-  Starbucks Corp.                            107,100           6,011
   First Tennessee National Corp.             157,000           5,976
-  Analog Devices, Inc.                       188,658           5,919
-  Immunex Corp.                               46,600           5,863
   The CIT Group, Inc.                        182,400           5,803
-  Xilinx, Inc.                                89,000           5,796
   Equity Residential Properties
     Trust REIT                               142,289           5,754
   KeySpan Energy Corp.                       183,447           5,687
   Tyson Foods, Inc.                          267,010           5,674
   Charter One Financial                      202,295           5,614
-  Chiron Corp.                               212,140           5,555
-  Bed Bath & Beyond, Inc.                    161,200           5,501
   First American Corp. (Tenn.)               121,991           5,413
   Zions Bancorp                               86,512           5,396
   First Security Corp.                       229,902           5,374
-  Saks Inc.                                  170,159           5,371
-  ADC Telecommunications, Inc.               154,100           5,355
-  American Power
     Conversion Corp.                         110,300           5,343
   Galileo International, Inc.                122,600           5,333
   Simon Property Group, Inc.                 187,112           5,333
   Food Lion Inc. Class A                     499,850           5,311
-  NCR Corp.                                  124,600           5,202
   Popular, Inc.                              152,788           5,195
   Reliastar Financial Corp.                  112,324           5,181
-  Forest Laboratories, Inc.                   96,216           5,117
   Total System Services, Inc.                217,564           5,113
-  Loral Space & Communications               286,300           5,100
-  Concord EFS, Inc.                          120,012           5,086
-  Sterling Commerce, Inc.                    112,562           5,065
   Vulcan Materials Co.                        38,310           5,040
   El Paso Energy Corp.                       143,764           5,005
-  General Motors Corp. Class H               125,252           4,971
   Tosco Corp.                                192,074           4,970
   Leggett & Platt, Inc.                      225,200           4,954
   Florida Progress Corp.                     110,100           4,934
   E.W. Scripps Co. Class A                    98,769           4,914
-  Citrix Systems, Inc.                        50,400           4,892
   AMBAC Financial Group Inc.                  80,856           4,867
   Vastar Resources, Inc.                     112,500           4,859
-  Intuit, Inc.                                66,700           4,836
   M & T Bank Corp.                             9,316           4,834
-  Conoco Inc.                                231,000           4,822
   Allegheny Energy, Inc.                     139,200           4,802
   Starwood Hotels & Resorts REIT             211,517           4,799
-  Abercrombie & Fitch Co.                     67,300           4,761
-  USA Networks, Inc.                         143,607           4,757
-  Gulfstream Aerospace Corp.                  89,100           4,745
-  Quintiles Transnational Corp.               88,800           4,740
   T. Rowe Price                              138,300           4,737
-  FIserv, Inc.                                91,425           4,703
-  Robert Half International, Inc.            105,100           4,697
-  Allied Waste Industries, Inc.              197,250           4,660
-  SunGard Data Systems, Inc.                 117,236           4,653
   Family Dollar Stores, Inc.                 210,700           4,635
   TECO Energy, Inc.                          161,900           4,564
   Federal-Mogul Corp.                         76,500           4,552
-  Genzyme Corp.                               91,176           4,536
   NIPSCO Industries, Inc.                    147,640           4,494
   Mylan Laboratories, Inc.                   142,400           4,486
-  Synopsys, Inc.                              82,108           4,454
   Hillenbrand Industries, Inc.                78,250           4,450
   Symbol Technologies, Inc.                   69,375           4,436
-  Storage Technology Corp.                   123,382           4,388
-  QUALCOMM, Inc.                              84,300           4,368
   Bergen Brunswig Corp. Class A              124,232           4,333
   LG&E Energy Corp.                          152,028           4,304
-  U.S. Filter Corp.                          187,086           4,280
-  Quantum Corp.                              200,000           4,250
   Energy East Corp.                           74,900           4,232
   North Fork Bancorp, Inc.                   176,002           4,213
-  Teradyne, Inc.                              99,289           4,207
-  Convergys Corp.                            187,300           4,191
   Green Point Financial Corp.                118,500           4,162
   Pinnacle West Capital Corp.                 98,200           4,161
-  Global TeleSystems Group, Inc.              73,800           4,114
   Wisconsin Energy Corp.                     130,361           4,098
-  Network Appliance, Inc.                     91,200           4,090
   SCANA Corp.                                126,100           4,067
-  Arterial Vascular
     Engineering, Inc.                         77,400           4,063
-  UAL Corp.                                   67,800           4,047
-  Sofamor Danek Group, Inc.                   33,100           4,030
   A.G. Edwards & Sons, Inc.                  108,122           4,028
-  Smurfit-Stone Container Corp.              253,068           4,002
-  DST Systems, Inc.                           69,300           3,954
   Diamond Offshore Drilling, Inc.            166,900           3,953
   DQE Inc.                                    89,843           3,947
   Allmerica Financial Corp.                   68,110           3,942
-  U.S. Cellular Corp.                        103,550           3,935
-  SCI Systems, Inc.                           68,084           3,932
   DPL Inc.                                   180,812           3,910
-  Comverse Technology, Inc.                   54,800           3,891
-  Electronic Arts Inc.                        68,600           3,850
   Public Storage, Inc. REIT                  142,200           3,848
   Potomac Electric Power Co.                 145,600           3,831
-  Vitesse Semiconductor Corp.                 83,300           3,801
   Omnicare, Inc.                             108,900           3,784
   New England Electric System                 77,300           3,720
   Viad Corp.                                 122,245           3,713
   Dime Bancorp, Inc.                         140,346           3,710

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Keebler Foods Co.                           96,900      $    3,646
-  Sanmina Corp.                               57,600           3,600
   Sundstrand Corp.                            69,400           3,600
   Montana Power Co.                           63,600           3,597
-  Centocor, Inc.                              79,300           3,578
-  Jacor Communications, Inc.                  55,500           3,573
-  Barnes & Noble, Inc.                        83,900           3,566
-  Litton Industries, Inc.                     54,600           3,563
-  J.D. Edwards & Co.                         125,350           3,557
   Shaw Industries, Inc.                      143,300           3,475
   FINOVA Group, Inc.                          64,196           3,463
   Old Republic International Corp.           153,341           3,450
-  NTL Inc.                                    61,100           3,448
   Mercantile Bankshares Corp.                 89,425           3,443
-  MedImmune Inc.                              34,600           3,441
-  Jabil Circuit, Inc.                         45,700           3,410
-  Veritas Software Corp.                      56,787           3,404
-  Siebel Systems, Inc.                       100,100           3,397
   Dial Corp.                                 117,000           3,378
-  Promus Hotel Corp.                         104,288           3,376
   Sonoco Products Co.                        113,393           3,359
   Martin Marietta Materials, Inc.             53,800           3,346
-  CMGI Inc                                    31,052           3,307
   Transocean Offshore, Inc.                  123,300           3,306
-  Nova Corp. (Georgia)                        95,136           3,300
   Unitrin, Inc.                               45,870           3,291
   Enron Oil & Gas Co.                        189,876           3,275
   Host Marriott Corp.                        236,650           3,269
-  Inktomi Corp.                               25,200           3,260
   Whitman Corp.                              128,200           3,253
   Archstone Communities Trust
     REIT                                     160,221           3,244
   Solutia, Inc.                              144,800           3,240
   Crescent Real Estate, Inc. REIT            140,100           3,222
   Transatlantic Holdings, Inc.                42,600           3,219
   Telephone & Data Systems, Inc.              70,828           3,183
-  Uniphase Corp.                              45,500           3,157
   Vornado Realty Trust REIT                   93,196           3,145
   Reader's Digest Assn., Inc.
     Class A                                  124,200           3,128
-  Sybron International Corp.                 114,600           3,116
   IBP, Inc.                                  106,900           3,113
   Compass Bancshares Inc.                     81,498           3,102
   Lafarge Corp.                               76,600           3,102
   BHC Communications, Inc.
     Class A                                   25,415           3,101
-  American Standard Cos., Inc.                86,200           3,098
-  Metromedia Fiber Network, Inc.              92,300           3,092
-  American Tower Corp. Class A               104,500           3,089
-  Keane, Inc.                                 76,700           3,063
   Hibernia Corp. Class A                     176,028           3,058
-  Apollo Group, Inc. Class A                  90,062           3,051
   American Water Works Co., Inc.              90,174           3,043
-  E*TRADE Group, Inc.                         65,000           3,041
   International Game Technology              124,998           3,039
-  PacifiCare Health Systems, Inc.
     Class B                                   38,221           3,039
-  Lear Corp.                                  78,500           3,022
-  Legato Systems, Inc.                        45,800           3,020
-  Waters Corp.                                34,600           3,019
   MidAmerican Energy Co.                     112,094           3,013
   Hormel Foods Corp.                          91,900           3,010
-  Express Scripts                             44,600           2,994
-  Century Communications Corp.
     Class A                                   93,781           2,975
   Comdisco, Inc.                             175,976           2,970
   Hubbell Inc. Class B                        78,006           2,964
-  LHS Group, Inc.                             57,100           2,948
-  Sepracor Inc.                               33,600           2,942
-  Learning Co., Inc.                         113,323           2,939
   Flowers Industries, Inc.                   122,700           2,937
   USG Corp.                                   57,600           2,934
   Astoria Financial Corp.                     63,753           2,917
   CCB Financial Corp.                         50,944           2,904
   Consolidated Papers                        105,600           2,904
   Johns Manville Corp.                       175,800           2,890
   Conectiv, Inc.                             117,575           2,881
-  Total Renal Care Holdings, Inc.             97,394           2,879
   American Financial Group, Inc.              65,500           2,874
-  International Network Services              42,900           2,853
   Diebold, Inc.                               79,826           2,849
-  Lycos, Inc.                                 51,272           2,849
-  Rational Software Corp.                    107,092           2,838
-  Mohawk Industries, Inc.                     67,300           2,831
   Mercury General Corp.                       64,600           2,830
   IPALCO Enterprises, Inc.                    51,000           2,827
-  Dollar Tree Stores, Inc.                    64,612           2,823
   Herman Miller, Inc.                        104,884           2,819
   First Virginia Banks, Inc.                  59,963           2,818
   IMC Global Inc.                            131,744           2,816
-  Premier Parks Inc.                          92,700           2,804
   A. H. Belo Corp. Class A                   140,506           2,801
-  Acxiom Corp.                                90,222           2,797
-  Northwest Airlines Corp. Class A           109,100           2,789
   Meditrust Corp.                            184,169           2,786
   Commerce Bancshares, Inc.                   65,420           2,780
   ProLogis Trust REIT                        133,937           2,779
-  Arrow Electronics, Inc.                    104,000           2,775
   Protective Life Corp.                       69,300           2,759
   Wesco Financial Corp.                        7,708           2,734
   McCormick & Co., Inc.                       80,283           2,715
   Interstate Energy Corp.                     83,499           2,693
   Bowater Inc.                                64,949           2,691
   TCF Financial Corp.                        110,042           2,662
-  Valassis Communications, Inc.               51,500           2,659
-  Rambus Inc.                                 27,600           2,657
   Avnet, Inc.                                 43,842           2,652
-  Gartner Group, Inc. Class A                124,800           2,652
   Sovereign Bancorp, Inc.                    185,116           2,638
-  Excite, Inc.                                62,600           2,633
   Nabisco Holdings Corp. Class A              63,200           2,623
   The Timber Co.                             110,000           2,619
   Southdown, Inc.                             44,228           2,618
-  Lincare Holdings, Inc.                      64,000           2,596
   Hannaford Brothers Co.                      48,900           2,592
   Ultramar Diamond
     Shamrock Corp.                           106,826           2,591
-  Snyder Communications, Inc.                 76,500           2,582
   The St. Joe Co.                            109,997           2,578
-  CalEnergy Co.                               74,092           2,570
   Puget Sound Energy Inc.                     92,141           2,568
-  Sterling Software, Inc.                     94,774           2,565

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
   OGE Energy Corp.                            88,000      $    2,552
   Stewart Enterprises, Inc. Class A          114,200           2,541
-  Affiliated Computer Services, Inc.
     Class A                                   56,325           2,535
-  Jones Apparel Group, Inc.                  114,800           2,533
-  Devry, Inc.                                 82,500           2,527
-  SPX Corp.                                   37,691           2,525
   Avalonbay Communities, Inc.REIT             73,421           2,515
   Premark International, Inc.                 72,523           2,511
-  Young & Rubicam Inc.                        77,400           2,506
-  Fox Entertainment Group, Inc.
     Class A                                   99,400           2,504
   Manpower Inc.                               99,200           2,499
   Western Resources, Inc.                     75,058           2,496
-  Williams Sonoma, Inc.                       61,800           2,491
-  Continental Airlines, Inc. Class B          74,300           2,489
-  United Rentals, Inc.                        74,952           2,483
   Comair Holdings, Inc.                       73,424           2,478
   Associated Banc-Corp.                       72,173           2,467
-  Citizens Utilities Co. Class B             303,575           2,467
   Kimco Realty Corp. REIT                     62,150           2,467
   Spieker Properties, Inc. REIT               70,900           2,455
-  Northeast Utilities                        153,400           2,454
-  Policy Management
     Systems Corp.                             48,528           2,451
-  U.S. Foodservice                            49,996           2,450
   American Bankers
     Insurance Group                           50,400           2,438
   Peoples Heritage Financial
     Group Inc.                               120,234           2,405
   Wilmington Trust Corp.                      39,000           2,403
   Everest Reinsurance
     Holdings, Inc.                            61,600           2,399
-  CDW Computer Centers, Inc.                  25,000           2,398
   20th Century Industries of CA              103,200           2,393
   Duke Realty Investments, Inc.
     REIT                                     102,898           2,392
-  Metzler Group, Inc.                         48,940           2,383
   Travelers Property Casualty Corp.           76,800           2,381
   City National Corp.                         57,188           2,380
-  Outback Steakhouse                          59,354           2,367
-  Tech Data Corp.                             58,578           2,358
-  Brinker International, Inc.                 81,463           2,352
-  Macromedia                                  69,477           2,341
-  Data Broadcasting Corp.                    130,456           2,332
   American National Insurance Co.             28,150           2,329
   COMSAT Corp.                                64,400           2,318
   Pulitzer Publishing Co.                     26,682           2,311
   CNB Bancshares, Inc.                        49,550           2,310
   Clayton Homes Inc.                         167,096           2,308
   Erie Indemnity Co. Class A                  73,817           2,307
   BEC Energy                                  55,900           2,302
-  Metro-Goldwyn-Mayer Inc.                   174,130           2,296
-  FORE Systems, Inc.                         124,900           2,287
   UtiliCorp United, Inc.                      62,286           2,285
   Centura Banks, Inc.                         30,700           2,283
   Ross Stores, Inc.                           57,988           2,283
   Harte-Hanks, Inc.                           80,082           2,282
-  McLeodUSA, Inc. Class A                     72,900           2,278
-  Microchip Technology, Inc.                  61,575           2,278
   Murphy Oil Corp.                            55,230           2,278
   Boston Properties, Inc. REIT                74,300           2,266
-  VeriSign, Inc.                              38,300           2,264
-  Electronics for Imaging, Inc.               56,500           2,260
   Interstate Bakeries Corp.                   85,000           2,247
-  i2 Technologies, Inc.                       73,900           2,245
-  Westpoint Stevens, Inc.                     70,714           2,232
   FirstMerit Corp.                            82,900           2,228
   U.S. Industries, Inc.                      119,390           2,224
-  Excel Switching Corp.                       58,500           2,223
   New Plan Excel Realty Trust                 99,380           2,205
   CNF Transportation, Inc.                    58,600           2,201
   National Community Bancorp                 116,792           2,197
-  Borders Group, Inc.                         87,800           2,190
-  Adaptec, Inc.                              124,600           2,188
-  Henry Schein, Inc.                          48,900           2,188
   Reinsurance Group of
     America, Inc.                             31,200           2,184
-  Gilead Sciences, Inc.                       52,900           2,172
-  Iomega Corp.                               296,500           2,168
-  STERIS Corp.                                75,516           2,147
-  Leucadia National Corp.                     68,076           2,144
-  CSG Systems International, Inc.             27,100           2,141
   GATX Corp.                                  56,400           2,136
   Pacific Century Financial Corp.             87,602           2,135
   First American Financial Corp.              66,200           2,127
   Kansas City Power & Light Co.               71,800           2,127
   Brooke Group Ltd.                           87,100           2,123
   HUBCO, Inc.                                 70,437           2,122
   CarrAmerica Realty Corp. REIT               88,200           2,117
-  Investment Technology
     Group, Inc.                               34,100           2,116
   TCA Cable TV, Inc.                          59,000           2,106
   Financial Security Assurance
     Holdings Ltd.                             38,800           2,105
   AMB Property Corp.                          95,600           2,103
   Teleflex Inc.                               46,000           2,099
-  Agouron Pharmaceuticals, Inc.               35,700           2,097
   Dole Food Co.                               69,900           2,097
   Illinova Corp.                              83,876           2,097
   Sotheby's Holdings Class A                  65,500           2,096
-  Liposome Co., Inc.                         134,839           2,082
-  Weatherford International, Inc.            107,452           2,082
   Apartment Investment &
     Management Co. Class A REIT               55,901           2,079
   Airborne Freight Corp.                      57,620           2,078
   Keystone Financial, Inc.                    56,000           2,072
-  BJ's Wholesale Club, Inc.                   44,500           2,061
   HRPT Properties Trust REIT                 145,900           2,052
   Rouse Co. REIT                              74,500           2,049
-  Suiza Foods Corp.                           40,200           2,048
-  Sykes Enterprises, Inc.                     67,050           2,045
   Aliant Communications, Inc.                 49,900           2,040
   RPM Inc. (Ohio)                            127,480           2,040
-  Atlas Air, Inc.                             41,600           2,036
-  Covance, Inc.                               69,860           2,035
   Bindly Western Industries, Inc.             41,300           2,034
   Legg Mason Inc.                             64,398           2,033
-  QLogic Corp.                                15,500           2,029
   United Asset Management Corp.               78,000           2,028
   National Data Corp.                         41,639           2,027
   Dean Foods Corp.                            49,633           2,026

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Heftel Broadcasting Corp.                   41,100      $    2,024
-  Orbital Sciences Corp.                      45,700           2,022
   Cabot Corp.                                 72,132           2,015
   National Fuel Gas Co.                       44,600           2,015
-  Complete Business Solutions, Inc.           59,444           2,014
   KN Energy, Inc.                             55,350           2,013
   National Computer Systems, Inc.             54,400           2,013
   U.S. Trust Corp.                            26,300           1,999
-  EarthLink Network, Inc.                     34,900           1,989
-  Noble Drilling Corp.                       153,400           1,985
-  PRIMEDIA Inc.                              168,400           1,979
   Hertz Corp. Class A                         43,300           1,976
-  Hollywood Entertainment Corp.               72,271           1,969
-  ICOS Corp.                                  66,200           1,969
-  Sodexho Marriott Services, Inc.             71,100           1,969
-  American Management
     Systems, Inc.                             49,125           1,965
   Peoples Bank Bridgeport                     70,650           1,952
-  Novellus Systems, Inc.                      39,400           1,950
-  Jones Intercable Inc.                       54,700           1,949
   Reynolds & Reynolds Class A                 84,900           1,947
-  Universal Health Services Class B           37,500           1,945
-  Pixar, Inc.                                 55,500           1,943
-  Thermo Instrument Systems, Inc.            128,858           1,941
   Santa Fe International Corp.               132,600           1,939
-  Mastech Corp.                               67,500           1,932
   ICN Pharmaceuticals, Inc.                   85,127           1,926
   Hartford Life, Inc.                         33,000           1,922
   Fremont General Corp.                       77,574           1,920
   The Warnaco Group, Inc. Class A             76,037           1,920
-  Payless ShoeSource, Inc.                    40,400           1,914
-  Informix Corp.                             193,500           1,911
   Houghton Mifflin Co.                        40,400           1,909
   SEI Corp.                                   19,200           1,908
   Provident Financial Group, Inc.             50,525           1,907
-  Micron Electronics, Inc.                   110,100           1,906
-  Patterson Dental Co.                        43,800           1,905
-  PLATINUM technology, Inc.                   99,577           1,904
-  Barr Labs Inc.                              39,600           1,901
   Tiffany & Co.                               36,532           1,895
   Crompton & Knowles Corp.                    91,500           1,893
   Dynegy,Inc.                                172,800           1,890
-  Blyth Industries, Inc.                      60,450           1,889
   Liberty Property Trust REIT                 76,700           1,889
-  Gentex Corp.                                94,000           1,880
   Mack-Cali Realty Corp. REIT                 60,900           1,880
-  Medicis Pharmaceutical Corp.                31,525           1,880
-  MindSpring Enterprises, Inc.                30,700           1,875
-  Security Dynamics
     Technologies, Inc.                        81,200           1,868
-  ACNielson Corp.                             66,100           1,867
   Post Properties, Inc. REIT                  48,357           1,859
-  Furniture Brands International Inc.         68,200           1,858
   Newport News Shipbuilding Inc.              55,400           1,852
   MCN Energy Group Inc.                       97,100           1,851
-  ISS Group, Inc.                             33,600           1,848
   Metris Cos., Inc.                           36,654           1,844
   Valspar Corp.                               49,400           1,843
-  Chris-Craft Industries, Inc.                38,232           1,842
   Cornerstone Properties, Inc.
     REIT                                     117,600           1,837
   FelCor Lodging Trust, Inc.                  79,637           1,837
-  Infoseek Corp.                              37,200           1,837
-  SFX Entertainment, Inc.                     33,400           1,833
-  Trigon Healthcare, Inc.                     49,000           1,828
-  Modis Professional Services Inc.           125,800           1,824
   York International Corp.                    44,600           1,820
-  Micro Warehouse Inc.                        53,700           1,816
-  Lattice Semiconductor Corp.                 39,200           1,800
   Hollinger International, Inc.              129,000           1,798
-  MGM Grand, Inc.                             66,087           1,793
-  AnnTaylor Stores Corp.                      45,400           1,790
   First Brands Corp.                          45,300           1,787
-  Winstar Communications, Inc.                45,800           1,786
   Tootsie Roll Industries, Inc.               45,470           1,779
-  Andrx Corp.                                 34,500           1,768
-  OfficeMax, Inc.                            145,700           1,767
   Trinity Industries, Inc.                    45,900           1,767
-  CIENA Corp.                                120,700           1,765
-  Sapient Corp.                               31,500           1,764
   Beckman Coulter, Inc.                       32,500           1,763
   CKE Restaurants Inc.                        59,774           1,760
   Lubrizol Corp.                              68,533           1,760
   Lennar Corp.                                69,639           1,758
   Starwood Financial Trust REIT               29,280           1,757
   Fastenal Co.                                39,900           1,756
-  Howmet International Inc.                  108,900           1,756
-  Atmel Corp.                                114,600           1,755
-  Linens 'n Things, Inc.                      44,300           1,755
-  Plantronics, Inc.                           20,400           1,754
-  American Eagle Outfitters, Inc.             26,300           1,752
-  AmeriTrade Holding Corp.                    55,500           1,748
-  ChoicePoint Inc.                            27,100           1,748
-  Ziff-Davis Inc.                            110,500           1,747
-  SMART Modular
     Technologies, Inc.                        62,900           1,745
-  Waddell & Reed Financial, Inc.
     Class B                                   75,000           1,744
   Polaris Industries, Inc.                    44,250           1,734
-  Ciber, Inc.                                 62,000           1,732
-  Scholastic Corp.                            32,300           1,732
-  Ingram Micro, Inc.                          49,600           1,730
   Kaydon Corp.                                43,100           1,727
   HON Industries, Inc.                        72,100           1,726
   The McClatchy Co. Class A                   48,550           1,717
-  Global Marine, Inc.                        186,800           1,716
-  Alliant Techsystems, Inc.                   20,800           1,715
-  USWeb Corp.                                 64,850           1,710
   The PMI Group Inc.                          34,600           1,708
   Alpharma, Inc. Class A                      48,234           1,703
-  Sylvan Learning Systems, Inc.               55,800           1,702
   ENSCO International, Inc.                  159,200           1,701
   John Wiley & Sons Class A                   35,200           1,701
   Trustco Bank                                56,676           1,700
-  PSINet, Inc.                                81,200           1,695
   Delta & Pine Land Co.                       45,776           1,694
-  BISYS Group, Inc.                           32,800           1,693
   Reliance Group Holdings                    131,314           1,691
   Weis Markets, Inc.                          43,400           1,687
-  Westwood One, Inc.                          55,300           1,687
   TR Financial Corp.                          42,800           1,685
   Pentair, Inc.                               42,208           1,680

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
   Trustmark Corp.                             74,200      $    1,679
-  HA-LO Industries, Inc.                      44,600           1,678
   IDACORP, Inc.                               46,300           1,675
-  PSS World Medical, Inc.                     72,600           1,670
   AVX Corp.                                   98,400           1,667
-  Catellus Development Corp.                 116,401           1,666
-  Network Solutions, Inc. Class A             12,700           1,662
-  Corrections Corp. of America                94,128           1,659
-  Associated Group, Inc.                      38,556           1,658
   Bob Evans Farms, Inc.                       63,616           1,658
   Questar Corp.                               85,430           1,655
   Applied Power, Inc.                         43,815           1,654
   Millennium Chemicals, Inc.                  83,100           1,652
-  Republic Services, Inc. Class A             89,600           1,652
-  SkyTel Communications, Inc.                 74,400           1,646
   Federated Investors, Inc.                   90,600           1,642
   MAF Bancorp, Inc.                           61,971           1,642
-  Wind River Systems                          34,861           1,638
   Earthgrains Co.                             52,800           1,634
-  MiniMed, Inc.                               15,600           1,634
-  AnswerThink Consulting
     Group, Inc.                               60,700           1,631
   D. R. Horton, Inc.                          70,600           1,624
   Minnesota Power, Inc.                       36,900           1,624
   AGL Resources Inc.                          70,300           1,621
   Harsco Corp.                                53,232           1,620
   Ruby Tuesday, Inc.                          76,124           1,618
-  Pennzoil-Quaker State Co.                  109,064           1,616
   Valley National Bancorp                     57,342           1,616
   Pittston Brink's Group                      50,600           1,613
   Central Newspapers Inc.                     22,550           1,611
   MDU Resources Group, Inc.                   61,225           1,611
   Borg-Warner Automotive, Inc.                28,800           1,607
   Nationwide Financial
     Services, Inc.                            31,100           1,607
   WestAmerica Bancorporation                  43,696           1,606
   Carlisle Co., Inc.                          31,046           1,603
-  ITT Educational Services, Inc.              47,100           1,601
-  Jacobs Engineering Group Inc.               39,300           1,601
   Universal Foods Corp.                       58,324           1,600
   Noble Affiliates, Inc.                      64,936           1,599
-  Whittman-Hart, Inc.                         57,900           1,599
-  Cooper Cameron Corp.                        65,200           1,597
   Cordant Technologies, Inc.                  42,600           1,597
   Commerce Bancorp, Inc.                      30,272           1,589
   Meritor Automotive, Inc.                    75,000           1,589
-  R & B Falcon Corp.                         208,237           1,588
-  Knoll, Inc.                                 53,400           1,582
   Lyondell Chemical Co.                       87,454           1,574
-  Southern Union Co.                          64,541           1,573
   Old National Bancorp                        28,174           1,571
   Commercial Federal Corp.                    67,597           1,567
-  Transaction Systems
     Architects, Inc.                          31,300           1,565
   Arden Realty Group, Inc. REIT               67,400           1,563
-  Foundation Health Systems
     Class A                                  130,732           1,561
   Cracker Barrel Old Country
     Stores, Inc.                              66,933           1,560
-  Catalina Marketing Corp.                    22,800           1,559
-  Cognex Corp.                                77,950           1,559
   Rollins Truck Leasing                      105,462           1,556
   Highwood Properties, Inc. REIT              60,400           1,555
-  Oxford Health Plan                         104,400           1,553
   BancWest Corp.                              32,300           1,550
-  AmeriSource Health Corp.                    23,704           1,541
-  Serologicals Corp.                          51,300           1,539
-  Western Digital Corp.                      102,200           1,539
-  RELTEC Corp.                                69,300           1,538
-  Aurora Foods Inc.                           77,600           1,537
-  Champion Enterprises, Inc.                  56,114           1,536
-  Vertex Pharmaceuticals, Inc.                51,600           1,535
-  Nabors Industries, Inc.                    113,100           1,534
-  Safeskin Corp.                              63,600           1,534
   Camden Property Trust REIT                  58,861           1,530
   Cullen/Frost Bankers, Inc.                  27,860           1,529
   Olin Corp.                                  54,000           1,529
   Horace Mann Educators Corp.                 53,600           1,528
-  IDEXX Laboratories Corp.                    56,800           1,528
-  IVAX Corp.                                 122,800           1,527
   Media General, Inc. Class A                 28,800           1,526
-  Neiman Marcus Group Inc.                    61,155           1,525
-  Papa John's International, Inc.             34,550           1,525
-  ETEC Systems, Inc.                          38,100           1,524
-  MAXIMUS, Inc.                               41,200           1,524
   Universal Corp.                             43,400           1,524
-  Level One Communications                    42,600           1,512
   Washington Federal Inc.                     56,657           1,512
   AK Steel Corp.                              64,100           1,506
-  C-Cube Microsystems, Inc.                   55,500           1,505
-  IDX Systems Corp.                           34,182           1,504
   Lancaster Colony Corp.                      46,715           1,501
-  Swift Transportation Co., Inc.              53,550           1,501
-  Crown Castle International Corp.            63,700           1,497
-  CommScope, Inc.                             89,000           1,496
-  Alleghany Corp.                              7,958           1,495
   Hawaiian Electric Industries Inc.           37,135           1,495
-  VISIX Inc.                                  17,100           1,495
-  Alternate Living Services, Inc.             43,600           1,493
   G & K Services, Inc.                        28,025           1,492
   CalMat Co.                                  48,300           1,491
   USEC Inc.                                  107,300           1,489
-  Education Management Corp.                  63,000           1,488
-  Advantage Learning Systems, Inc.            22,600           1,486
   Jones Pharma, Inc.                          40,650           1,484
   United Television, Inc.                     12,900           1,484
   Unifi, Inc.                                 75,725           1,481
   Arvin Industries, Inc.                      35,500           1,480
   Ogden Corp.                                 59,051           1,480
   Lee Enterprises, Inc.                       46,900           1,477
-  Symantec Corp.                              67,912           1,477
   Cousins Properties, Inc. REIT               45,754           1,476
   Expeditors International of
     Washington, Inc.                          35,100           1,474
   C.H. Robinson Worldwide, Inc.               56,800           1,473
-  Dionex Corp.                                40,100           1,469
-  O'Reilly Automotive, Inc.                   31,100           1,469
-  World Color Press, Inc.                     48,200           1,467
-  Burr-Brown Corp.                            62,500           1,465
   DENTSPLY International Inc.                 56,800           1,463
-  Smithfield Foods, Inc.                      43,200           1,463
   Tidewater Inc.                              63,100           1,463

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Conmed Corp.                                44,300      $    1,462
   Talbots Inc.                                46,600           1,462
-  Adelphia Communications Corp.
     Class A                                   31,900           1,459
   Rochester Gas and Electric Corp.            46,648           1,458
   Fulton Financial Corp.                      64,763           1,457
-  SLI, Inc.                                   52,500           1,457
-  PETsMART, Inc.                             132,400           1,456
-  Aspect Development, Inc.                    32,800           1,453
   Ethan Allen Interiors, Inc.                 35,400           1,451
   Commonwealth Energy Systems                 35,800           1,450
   Ruddick Corp.                               63,000           1,449
-  Earthshell Corp.                           121,100           1,446
   Forest City Enterprise Class A              55,100           1,446
-  INCYTE Pharmaceuticals, Inc.                38,700           1,446
-  Biomatrix, Inc.                             24,767           1,443
-  Capstar Broadcasting Corp.                  63,000           1,441
   Ohio Casualty Corp.                         34,956           1,438
   Church & Dwight, Inc.                       39,900           1,434
-  ONSALE, Inc.                                35,800           1,434
-  Men's Wearhouse, Inc.                       45,125           1,433
-  Whole Foods Market, Inc.                    29,600           1,432
-  L-3 Communications
     Holdings, Inc.                            30,700           1,429
-  Vlasic Foods International, Inc.            60,000           1,429
   Wausau-Mosinee Paper Corp.                  80,628           1,426
-  Alaska Air Group, Inc.                      32,200           1,425
-  Spyglass, Inc.                              64,700           1,423
   Genovese Drug Stores, Inc.
     Class A                                   49,889           1,422
   Alfa Corp.                                  58,600           1,421
   General Growth Properties Inc.
     REIT                                      37,500           1,420
   Webster Financial Corp.                     51,762           1,420
-  99 Cents Only Stores                        28,850           1,417
-  PEC Israel Economic Corp.                   49,300           1,417
   Superior Industries
     International, Inc.                       50,919           1,416
-  Physician Reliance Network, Inc.           107,800           1,415
-  Wang Laboratories, Inc.                     51,000           1,415
   Arrow International, Inc.                   45,000           1,412
-  The MONY Group Inc.                         45,100           1,412
   Pittway Corp. Class A                       42,632           1,410
-  Anixter International Inc.                  69,300           1,408
   Wallace Computer Services, Inc.             53,400           1,408
   Deb Shops, Inc.                             93,800           1,407
-  Eagle Hardware & Garden, Inc.               43,300           1,407
   Washington REIT                             75,500           1,406
-  Read Rite Corp.                             95,069           1,405
   Valhi, Inc.                                123,400           1,404
-  General Nutrition Cos., Inc.                86,300           1,402
-  United Video Satellite Group, Inc.          59,300           1,401
   Liberty Corp.                               28,400           1,399
-  IXC Communications, Inc.                    41,500           1,395
   MeriStar Hospitality Corp.                  75,031           1,393
   Meridian Industrial Trust, Inc. REIT        59,200           1,391
-  Pharmaceutical Product
     Development, Inc.                         46,283           1,391
-  International Home Foods, Inc.              82,400           1,390
-  Lamar Advertising Co. Class A               37,250           1,388
-  Cellular Communications
     International Inc.                        20,400           1,387
-  TeleBanc Financial Corp.                    40,800           1,387
-  Vanguard Cellular Systems, Inc.
     Class A                                   53,637           1,385
   American Annuity Group Inc.                 60,178           1,384
   Chesapeake Corp. of Virginia                37,483           1,382
   Aptargroup Inc.                             49,200           1,381
   Valero Energy Corp.                         65,000           1,381
   Enhance Financial Services
     Group, Inc.                               46,000           1,380
   Cleco Corp.                                 40,092           1,376
   St. Paul Bancorp, Inc.                      50,555           1,376
-  Toll Brothers, Inc.                         60,900           1,374
   Ballard Medical Products                    56,266           1,368
-  Safety-Kleen Corp.                          96,825           1,368
-  Brightpoint, Inc.                           99,100           1,363
   Arthur J. Gallagher & Co.                   30,900           1,363
-  Pre-Paid Legal Services, Inc.               41,300           1,363
-  Action Performance Cos., Inc.               38,500           1,362
-  Broadcast.com, Inc.                         17,800           1,362
   Taubman Co. REIT                            98,800           1,359
-  Haemonetics Corp.                           59,700           1,358
-  Security First Technologies Corp.           44,488           1,357
-  CustomTracks Corp.                         126,850           1,356
   CMAC Investment Corp.                       29,500           1,355
   Nevada Power Co.                            52,052           1,353
-  Shorewood Packaging Corp.                   65,850           1,350
-  Structural Dynamics
     Research Corp.                            67,855           1,349
-  CSK Auto Corp.                              50,500           1,348
-  CheckFree Holdings Corp.                    57,500           1,344
-  InfoCure Corp.                              41,000           1,343
-  Orthodontic Centers of
     America, Inc.                             69,000           1,341
   E.W. Blanch Holdings, Inc.                  28,200           1,338
-  BroadVision, Inc.                           41,800           1,338
   Health Care REIT, Inc.                      51,700           1,338
   Orion Capital Corp.                         33,600           1,338
-  Roberts Pharmaceuticals                     61,500           1,338
   Federal Realty Investment Trust
     REIT                                      56,600           1,337
-  Cambridge Technology Partners               60,400           1,336
-  Handleman Co.                               95,000           1,336
-  Smith International, Inc.                   53,000           1,335
-  Paymentech, Inc.                            72,067           1,333
-  AmeriCredit Corp.                           96,400           1,332
   Irvine Apartment Communities,
     Inc. REIT                                 41,700           1,329
   Crawford & Co. Class B                      86,000           1,328
   New England Business
     Service, Inc.                             33,900           1,326
   Hussman International, Inc.                 68,400           1,325
   Student Loan Corp.                          29,500           1,324
   Washington Water Power Co.                  68,700           1,322
-  NCO Group, Inc.                             29,300           1,319
-  Cerner Corp.                                49,230           1,317
   Nordson Corp.                               25,640           1,317
   USFreightways Corp.                         45,200           1,316
   Commerce Group, Inc.                        37,100           1,315

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
   Chateau Communities, Inc. REIT              44,812      $    1,314
-  Coltec Inc.                                 67,400           1,314
-  Delphi Financial Group, Inc.                25,018           1,312
-  Envoy Corp.                                 22,500           1,311
-  ADVO, Inc.                                  49,675           1,310
-  Hanover Compressor Co.                      51,000           1,310
-  International Specialty
     Products, Inc.                            96,500           1,309
-  AXENT Technologies, Inc.                    42,800           1,308
-  TMP Worldwide, Inc.                         31,100           1,306
-  Univision Communications Inc.               36,000           1,303
-  Wall Data Inc.                              54,200           1,301
   Kelly Services, Inc. Class A                40,937           1,300
   Coachmen Industries, Inc.                   49,500           1,299
   Bank North Group                            34,500           1,298
-  Visio Corp.                                 35,500           1,298
   JDN Realty Corp. REIT                       60,150           1,297
   Liberty Financial Cos., Inc.                48,000           1,296
   Carter-Wallace, Inc.                        66,000           1,295
   Rayonier Inc.                               28,200           1,295
-  National Instruments Corp.                  37,850           1,292
   Sun Communities, Inc. REIT                  37,100           1,292
   La-Z-Boy Inc.                               72,500           1,291
   Westfield America, Inc. REIT                74,700           1,289
   Jefferies Group, Inc.                       25,900           1,285
   First Midwest Bancorp                       33,700           1,283
   True North Communications                   47,700           1,282
-  Getchell Gold Corp.                         46,919           1,279
-  Mercury Interactive Corp.                   20,200           1,278
-  Western Wireless Corp. Class A              58,000           1,276
-  BJ Services Co.                             81,500           1,273
   Blount International, Inc.                  51,000           1,272
-  CompUSA, Inc.                               97,200           1,270
-  UNOVA, Inc.                                 70,000           1,269
   Michael Foods Group, Inc.                   42,255           1,268
   Florida East Coast Railway Co.              36,000           1,267
   Reckson Associates Realty
     Corp. REIT                                57,100           1,267
   Federal Signal Corp.                        46,237           1,266
-  Superior Consultant
     Holdings Corp.                            29,100           1,266
   Colonial BancGroup, Inc.                   105,300           1,264
   Hospitality Properties Trust REIT           52,400           1,264
   Queens County Bancorp, Inc.                 42,497           1,264
   JLG Industries, Inc.                        80,800           1,263
   Weingarten Realty Investors REIT            28,300           1,263
   Precision Castparts Corp.                   28,500           1,261
   Caraustar Industries, Inc.                  44,000           1,257
   Provident Bankshares Corp.                  50,552           1,257
-  Tower Automotive, Inc.                      50,400           1,257
-  Sanchez Computer
     Associates, Inc.                          42,950           1,256
   Franchise Finance Corp. of
     America REIT                              52,300           1,255
-  Shopko Stores, Inc.                         37,755           1,255
-  First Health Group Corp.                    75,630           1,253
   Baldor Electric Co.                         61,806           1,252
-  CNET, Inc.                                  23,500           1,251
-  Zale Corp.                                  38,800           1,251
   John Nuveen Co. Class A                     33,643           1,249
   CenterPoint Properties Corp. REIT           36,900           1,248
   One Valley Bancorp of
     West Virginia Inc.                        37,968           1,248
   GenCorp, Inc.                               50,000           1,247
-  RCN Corp.                                   70,500           1,247
   J.M. Smucker Co. Class A                    50,300           1,245
-  Yellow Corp.                                65,100           1,245
-  Scios, Inc.                                119,868           1,244
   HSB Group Inc.                              30,214           1,241
   Pier 1 Imports Inc.                        128,008           1,240
   Elcor Corp.                                 38,300           1,238
-  Knight/Trimark Group, Inc.                  51,700           1,238
-  Optical Cable Corp.                        102,000           1,237
   UST Corp.                                   52,200           1,230
-  Consolidated Products Inc.                  59,495           1,227
-  Speedway Motorsports, Inc.                  43,000           1,226
   Washington Gas Light Corp.                  45,202           1,226
-  Apria Healthcare                           137,080           1,225
-  Mesaba Holdings, Inc.                       59,400           1,225
   Nationwide Health Properties, Inc.          56,800           1,225
   General Binding Corp.                       32,800           1,222
   Mentor Corp.                                52,115           1,221
-  ABR Information Services, Inc.              62,100           1,219
   Independence Community
     Bank Corp.                                76,300           1,216
-  United Stationers, Inc.                     46,688           1,214
-  Genesis Direct, Inc.                       155,100           1,212
   Presidential Life Corp.                     61,000           1,212
-  Bally Total Fitness Holding Corp.           48,689           1,211
-  LAM Research Corp.                          67,935           1,210
-  Safeguard Scientifics, Inc.                 44,100           1,210
   Corn Products International, Inc.           39,800           1,209
-  M.S. Carriers, Inc.                         36,700           1,209
-  Mastec Inc.                                 57,583           1,209
   Donaldson Co., Inc.                         58,200           1,208
   LandAmerica Financial Group, Inc.           21,650           1,208
-  American Oncology
     Resources, Inc.                           82,900           1,207
   Raymond James Financial, Inc.               57,137           1,207
   Claire's Stores, Inc.                       58,800           1,205
   United Illuminating Co.                     23,400           1,205
-  GTech Holdings Corp.                        47,000           1,204
-  IT Group, Inc.                             108,208           1,204
   Florida Rock Industries, Inc.               38,800           1,203
   Greif Brothers Corp. Class A                41,200           1,203
   Fund American Enterprise
     Holding Co.                                8,585           1,202
   Bank United Corp. Class A                   30,600           1,201
   Hughes Supply, Inc.                         41,061           1,201
   United Water Resources, Inc.                50,044           1,198
-  NEXTLINK Communications, Inc.               42,200           1,197
-  Tekelec                                     72,200           1,196
   Citizens Banking Corp.                      35,400           1,195
   Midas Inc.                                  38,333           1,193
   NAC Re Corp.                                25,425           1,193
-  RealNetworks, Inc.                          33,200           1,191
-  Kronos, Inc.                                26,850           1,190
-  Applied Analytical Industries, Inc.         68,300           1,187
-  Interim Services, Inc.                      50,800           1,187
-  Hanover Direct, Inc.                       344,876           1,186
-  Pacificare Health Systems Inc.
     Class A                                   16,295           1,185

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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Roper Industries Inc.                       58,100      $    1,184
   Ametek Aerospace Products Inc.              52,900           1,180
   Glenborough Realty Trust, Inc.
     REIT                                      57,900           1,180
-  Teletech Holdings Inc.                     115,000           1,179
   Equitable Resources, Inc.                   40,450           1,178
-  Mid Atlantic Medical
     Services, Inc.                           120,000           1,178
-  MIPS Technologies, Inc.                     36,800           1,178
   Sierra Pacific Resources                    31,000           1,178
   United Dominion Realty Trust
     REIT                                     114,200           1,178
-  Amerco, Inc.                                42,100           1,176
   Developers Diversified Realty
     Corp. REIT                                66,200           1,175
   Ryland Group, Inc.                          40,700           1,175
-  Sequent Computer Systems, Inc.              97,300           1,174
   Werner Enterprises, Inc.                    66,375           1,174
   N L Industries, Inc.                        82,700           1,173
-  Sierra Health Services                      55,603           1,171
   Foremost Corp. of America                   55,700           1,170
-  Extended Stay America, Inc.                111,300           1,169
-  Continental Materials Corp.                 32,000           1,168
-  S3, Inc.                                   158,700           1,168
-  Micrel, Inc.                                21,200           1,166
   Nielsen Media Research                      64,800           1,166
-  Dal-Tile International Inc.                112,200           1,164
   Modine Manufacturing Co.                    32,100           1,164
-  DuPont Photomasks, Inc.                     27,400           1,163
   The Macerich Co. REIT                       45,400           1,163
   United Bankshares, Inc.                     43,900           1,163
   BRE Properties Inc. Class A REIT            46,900           1,161
   Bradley Real Estate Inc. REIT               56,637           1,161
   CMP Group Inc.                              61,467           1,160
   The Standard Register Co.                   37,487           1,160
-  RF Micro Devices, Inc.                      25,000           1,159
   Aquarion Co.                                28,249           1,158
-  DBT Online Inc.                             46,354           1,156
   Gaylord Entertainment Co.
     Class A                                   38,357           1,156
-  Newfield Exploration Co.                    55,400           1,156
-  GeoTel Communications Corp.                 31,000           1,155
-  Peregrine Systems, Inc.                     24,900           1,155
   Varian Associates, Inc.                     30,500           1,155
-  Cree Research, Inc.                         24,100           1,154
   Charles E. Smith Residential
     Realty, Inc. REIT                         35,900           1,153
   Devon Energy Corp.                          37,500           1,151
-  Secure Computing Corp.                      60,400           1,151
-  Boston Communications
     Group, Inc.                               88,400           1,149
-  Circus Circus Enterprises Inc.             100,259           1,147
-  UICI                                        46,800           1,147
   Heller Financial, Inc.                      39,000           1,146
-  Protection One, Inc.                       133,800           1,146
-  Advanced Fibre
     Communications, Inc.                     104,700           1,145
   Omega Healthcare Investors,
     Inc. REIT                                 37,941           1,145
   Overseas Shipholding Group Inc.             71,300           1,145
   UMB Financial Corp.                         24,962           1,145
   Community First Bankshares                  54,316           1,144
   Graco, Inc.                                 38,765           1,144
-  Sequa Corp. Class A                         19,100           1,144
-  Ryan's Family Steak Houses, Inc.            92,400           1,143
-  Copley Pharmaceutical, Inc.                110,117           1,142
   Eastern Utilities Associates                40,381           1,141
   W.R. Berkley Corp.                          33,450           1,139
   Staten Island Bancorp, Inc.                 57,100           1,138
   Dallas Semiconductor Corp.                  27,900           1,137
   Albemarle Corp.                             47,782           1,135
-  Bush Boake Allen, Inc.                      32,200           1,135
   Orange & Rockland Utilities, Inc.           19,900           1,134
-  Scott Technologies, Inc.                    68,600           1,134
-  Affymetrix, Inc.                            46,500           1,133
   Selective Insurance Group                   56,300           1,133
-  Primark Corp.                               41,731           1,132
   Piedmont Natural Gas, Inc.                  31,214           1,128
-  Human Genome Sciences, Inc.                 31,700           1,127
-  ThermoQuest Corp.                           86,900           1,124
-  Antec Corp.                                 55,800           1,123
-  Avondale Industries, Inc.                   38,700           1,122
-  Vail Resorts Inc.                           51,000           1,122
   Chicago Title Corp.                         23,874           1,121
   Downey Financial Corp.                      44,020           1,120
-  Hayes Lemmerz International, Inc.           37,100           1,120
   Lincoln Electric Holdings                   50,352           1,120
-  Clarify, Inc.                               45,800           1,119
   SIG Corp.                                   31,281           1,116
-  Cirrus Logic                               113,600           1,115
-  IHOP Corp.                                  27,900           1,114
-  Tel-Save.com, Inc.                          66,500           1,114
-  WetSeal, Inc. Class A                       36,900           1,114
   Block Drug Co. Class A                      25,639           1,112
   Chelsea GCA Realty, Inc. REIT               31,200           1,112
   Burlington Coat Factory
     Warehouse Corp.                           68,100           1,111
-  United International Holdings, Inc.
     Class A                                   57,739           1,111
   ASA Holdings Inc.                           36,400           1,110
-  U.S. Satellite Broadcasting Co.,
     Inc. Class A                              80,700           1,110
   MascoTech Inc.                              64,685           1,108
   First Citizens BancShares Class A           12,300           1,107
-  Komag, Inc.                                106,700           1,107
   A.O. Smith Corp.                            45,050           1,107
   Clarcor Inc.                                55,300           1,106
-  Sunrise Assisted Living, Inc.               21,300           1,105
   Computer Task Group, Inc.                   40,708           1,104
-  Markel Corp.                                 6,100           1,104
-  The SABRE Group Holdings, Inc.              24,800           1,104
-  Renal Care Group, Inc.                      38,200           1,101
   Alexander & Baldwin, Inc.                   47,200           1,097
-  GeoCities                                   32,600           1,096
-  Theragenics Corp.                           65,200           1,096
-  Computer Horizons Corp.                     41,138           1,095
-  URS Corp.                                   46,658           1,091
-  Maxxam Inc.                                 19,000           1,090
   Lance, Inc.                                 54,641           1,089
   NBT Bancorp, Inc.                           46,525           1,088
-  Commonwealth Telephone
     Enterprises, Inc.                         32,400           1,085

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
-  Digital Microwave Corp.                    158,596      $    1,085
   Atmos Energy Corp.                          33,600           1,084
   Albany International Corp.                  57,179           1,083
-  Building One Services Corp.                 51,900           1,083
   Cilcorp, Inc.                               17,700           1,083
-  K-V Pharmaceutical Co. Class A              52,350           1,083
-  Barrett Resources Corp.                     45,050           1,081
   Gerber Scientific, Inc.                     45,300           1,079
   TJ International, Inc.                      42,000           1,079
   Argonaut Group, Inc.                        44,019           1,078
-  Consolidated Freightways Corp.              67,850           1,077
-  Coventry Health Care Inc.                  122,000           1,075
-  Integrated Electrical Services, Inc.        48,300           1,075
   Granite Construction Co.                    32,000           1,074
   Invacare Corp.                              44,743           1,074
-  Metro Networks, Inc.                        25,200           1,074
   Patriot American Hospitality, Inc.
     REIT                                     179,007           1,074
-  Photronics Labs Inc.                        44,796           1,074
   Richfood Holdings, Inc.                     51,700           1,073
-  WMS Industries, Inc.                       145,550           1,073
-  Whittaker Corp.                             63,600           1,073
-  Gaylord Container Corp.                    175,000           1,072
-  American Freightways                        92,800           1,070
   Jack Henry & Associates                     21,500           1,070
   International Multifoods Corp.              41,469           1,070
-  Rexall Sundown, Inc.                        76,394           1,070
-  Unitrode Corp.                              61,100           1,069
-  PathoGenesis Corp.                          18,400           1,067
-  Personnel Group of America, Inc.            60,996           1,067
   Central Hudson Gas &
     Electric Corp.                            23,800           1,065
-  MedPartners, Inc.                          202,917           1,065
-  Detroit Diesel Corp.                        51,422           1,064
-  Bright Horizons Family
     Solutions, Inc.                           39,380           1,063
-  Cypress Semiconductor Corp.                127,700           1,062
   Diagnostic Products Corp.                   34,077           1,061
   AAR Corp.                                   44,400           1,060
   Rollins, Inc.                               60,600           1,060
-  Golden State Bancorp Inc.                   63,705           1,059
   Myers Industries, Inc.                      36,971           1,058
   Ferro Corp.                                 40,662           1,057
   Harman International
     Industries, Inc.                          27,714           1,057
-  International Rectifier Corp.              108,400           1,057
-  Cable Design Technologies                   57,072           1,056
-  Houston Exploration Co.                     53,100           1,055
-  Hyperion Telecommunications,
     Inc. Class A                              69,700           1,054
-  Playtex Products, Inc.                      65,600           1,054
   Kimball International, Inc. Class B         55,400           1,053
   The Trust Co. of New Jersey                 42,900           1,051
-  Hambrecht & Quist Group                     46,300           1,050
   Sanderson Farms, Inc.                       68,250           1,049
-  Spelling Entertainment                     139,800           1,049
-  Xylan Corp.                                 57,900           1,049
-  InterVoice, Inc.                            30,387           1,048
-  Romac International, Inc.                   47,100           1,048
-  Inhale Therapeutic Systems                  31,700           1,046
   Lawter International Inc.                   89,954           1,046
-  American Bank Note
     Holographics, Inc.                        59,700           1,045
-  Quorum Health Group, Inc.                   80,800           1,045
   Dexter Corp.                                33,200           1,044
-  Trammell Crow Co.                           37,300           1,044
   Casey's General Stores                      80,000           1,043
-  J. Ray McDermott SA                         42,700           1,043
-  QRS Corp.                                   21,700           1,042
-  The Topps Co., Inc.                        208,440           1,042
-  Ralcorp Holdings, Inc.                      57,000           1,040
   Skyline Corp.                               32,000           1,040
-  Fairfield Communities, Inc.                 93,900           1,039
   JSB Financial                               19,099           1,039
   First Industrial Realty Trust REIT          38,700           1,038
   Cash America International Inc.             68,310           1,037
-  Eastern Environmental
     Services, Inc.                            35,000           1,037
-  The Petersen Cos., Inc.                     30,600           1,037
-  Mail-Well, Inc.                             90,600           1,036
-  Canandaigua Brands, Inc. Class A            17,900           1,035
   First Coastal Bankshares, Inc.              44,050           1,035
-  DSP Communications, Inc.                    67,500           1,034
   Doral Financial Corp.                       46,700           1,033
   National Bankcorp of Alaska Inc.            30,600           1,033
-  Fresh Del Monte Produce Inc.                47,600           1,032
-  Consolidated Cigar Holdings Inc.            58,300           1,031
-  Pediatrix Medical Group, Inc.               17,200           1,031
   Alexandria Real Estate Equities,
   Inc. REIT                                   33,300           1,030
-  Coach USA, Inc.                             29,700           1,030
-  Avis Rent A Car, Inc.                       42,500           1,028
   H.B. Fuller Co.                             21,350           1,027
   Southwest Gas Corp.                         38,200           1,027
-  HMT Technology Corp.                        80,100           1,026
   John H. Harland Co.                         64,900           1,026
-  Zebra Technologies Class A                  35,700           1,026
-  Bell & Howell Co.                           27,100           1,025
   Central Parking Corp.                       31,600           1,025
   LeaRonal Inc.                               30,250           1,025
   LNR Property Corp.                          51,350           1,024
-  HNC Software, Inc.                          25,300           1,023
-  Esterline Technologies Corp.                47,010           1,022
   R.H. Donnelley Corp.                        70,100           1,021
-  Sinclair Broadcast Group, Inc.              52,200           1,021
-  Anchor Gaming                               18,101           1,020
-  Cytec Industries, Inc.                      48,000           1,020
   Del Webb Corp.                              37,000           1,020
   Hancock Holding Co.                         22,385           1,019
-  ICG Communications, Inc.                    47,400           1,019
-  MGI Pharma, Inc.                           104,500           1,019
   Regal-Beloit Corp.                          44,300           1,019
   West Co., Inc.                              28,562           1,019
   Northwestern Corp.                          38,500           1,018
-  Healthcare Financial
     Partners, Inc.                            25,500           1,017
   National Presto Industries, Inc.            23,863           1,017
-  Alexander's, Inc.                           13,000           1,016
   Centex Construction Products, Inc.          25,000           1,016
   Summit Properties, Inc. REIT                58,900           1,016

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  El Paso Electric Co.                       115,966      $    1,015
-  The Profit Recovery Group
     International, Inc.                       27,100           1,015
-  Pacific Gateway Exchange, Inc.              21,100           1,014
-  STAR Telecommunications, Inc.               83,200           1,014
-  Consolidated Graphics, Inc.                 15,000           1,013
   MacDermid, Inc.                             25,900           1,013
-  CEC Entertainment Inc.                      36,475           1,012
-  Buffets Inc.                                84,693           1,011
-  On Assignment, Inc.                         29,300           1,011
-  Venator Group, Inc.                        157,100           1,011
   Arnold Industries, Inc.                     62,600           1,009
-  CHS Electronics, Inc.                       59,600           1,009
   Republic Security Financial Corp.           83,041           1,007
-  Plexus Corp.                                29,700           1,006
   Prentiss Properties Trust REIT              45,100           1,006
-  Young Broadcasting Inc.                     24,000           1,005
   BSB Bancorp, Inc.                           30,544           1,004
-  Comfort Systems USA, Inc.                   56,100           1,003
   Geon Co.                                    43,600           1,003
   Koger Equity, Inc. REIT                     58,300           1,002
-  Lason Holdings, Inc.                        17,200           1,001
   P.H. Glatfelter Co.                         80,800           1,000
   Sky Financial Group, Inc.                   37,840           1,000
-  Documentum, Inc.                            18,700             999
   New Jersey Resources Corp.                  25,300             999
   Pacific Gulf Properties, Inc. REIT          49,800             999
-  J & J Snack Foods Corp.                     44,500             996
   Primex Technologies, Inc.                   23,410             995
-  Gensia Sicor Inc.                          218,607             991
-  Broadcom Corp.                               8,200             990
-  Diamond Technology Partners Inc.            51,790             990
   Allied Capital Corp.                        57,120             989
-  Fritz Cos., Inc.                            91,500             989
   Frontier Insurance Group, Inc.              76,850             989
   Park National Corp.                          9,600             989
-  Armco, Inc.                                225,900             988
   Healthcare Realty Trust Inc.                44,300             988
   Lilly Industries Inc. Class A               49,488             987
-  Value City Department Stores, Inc.          70,800             987
   Storage USA, Inc. REIT                      30,500             986
   Belden, Inc.                                46,500             985
-  Calpine Corp.                               39,000             985
   Curtiss-Wright Corp.                        25,800             984
   Minerals Technologies, Inc.                 24,000             983
   Republic Bancorp, Inc.                      72,135             983
-  Vishay Intertechnology, Inc.                67,783             983
-  Mentor Graphics Corp.                      115,500             982
-  Emmis Communications, Inc.                  22,600             980
   Zenith National Insurance Corp.             42,360             980
   Brenton Banks, Inc.                         58,425             979
-  Lands' End, Inc.                            36,300             978
-  Acuson Corp.                                65,638             976
   Bedford Property Investors, Inc.
     REIT                                      57,800             975
   Indiana Energy, Inc.                        39,600             975
   Dreyer's Grand Ice Cream, Inc.              64,400             974
-  IMRglobal Corp.                             33,100             974
   Baldwin & Lyons, Inc. Class B               39,300             973
-  McMoRan Exploration Co.                     71,390             973
-  Coleman Inc.                               106,400             971
-  Egghead.com, Inc.                           46,669             971
   HCC Insurance Holdings, Inc.                55,100             971
   Fidelity National Financial, Inc.           31,790             970
-  Oceaneering International, Inc.             64,700             970
-  Avid Technology, Inc.                       41,400             968
   Commercial Metals Co.                       34,866             968
-  Meridian Gold Co.                          170,100             967
-  Oakley, Inc.                               101,800             967
-  Image Entertainment, Inc.                   92,000             966
-  ISIS Pharmaceuticals, Inc.                  74,574             965
   TNP Enterprises, Inc.                       25,400             964
   Public Service Co. of New Mexico            47,120             963
   Walden Residential Properties,
     Inc. REIT                                 47,100             963
   OM Group, Inc.                              26,300             960
   Merchants New York
     Bancorporation                            26,500             959
   Terra Industries, Inc.                     154,942             959
-  EntreMed, Inc.                              45,600             958
   Flowserve Corp.                             57,794             957
-  Kulicke & Soffa Industries, Inc.            53,900             957
-  Hyperion Solutions Corp.                    53,085             956
-  MedQuist, Inc.                              24,200             956
   First Federal Capital Corp.                 58,300             955
   First Bancorp/Puerto Rico                   31,600             954
   Mid-America Bancorp                         35,184             954
   Wabash National Corp.                       46,900             953
-  Cymer, Inc.                                 65,120             952
   Kellwood Co.                                38,100             952
-  Brylane, Inc.                               40,900             951
-  LaSalle Partners Inc.                       32,300             951
   Mid-America Apartment
     Communities, Inc. REIT                    41,900             951
   Stewart Information
     Services Corp.                            16,400             951
   Kilroy Realty Corp. REIT                    41,300             950
-  Berlitz International, Inc.                 32,726             949
-  Triarc Cos., Inc. Class A                   59,300             949
   WPS Resources Corp.                         26,900             948
   Witco Chemical Corp.                        59,500             948
-  Avant! Corp.                                59,190             947
-  Stillwater Mining Co.                       23,100             947
   Callaway Golf Co.                           92,300             946
   Pioneer Group, Inc.                         47,900             946
   Roslyn Bancorp, Inc.                        44,000             946
-  SCM Microsystems,Inc.                       13,300             945
-  America West Holdings Corp.
     Class B                                   55,500             944
   Berry Petroleum Class A                     66,500             943
   Brady Corp. Class A                         35,000             943
   Regis Corp.                                 23,540             942
   Sovran Self Storage, Inc. REIT              37,500             942
   Anchor Bancorp Wisconsin Inc.               39,200             941
-  Midway Games Inc.                           85,581             941
-  Amphenol Corp.                              31,100             939
-  MSC Industrial Direct Co., Inc.
     Class A                                   41,400             937
-  Protein Design Labs                         40,300             937
-  KEMET Corp.                                 83,000             934
   AmerUs Life Holdings, Inc.                  41,700             933
   CPI Corp.                                   35,200             933

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
----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
-  VLSI Technology, Inc.                       85,300      $      933
-  Wisconsin Central
     Transportation Corp.                      54,200             932
   IDEX Corp.                                  38,000             931
-  Boole & Babbage Inc.                        31,600             930
-  Sola International Inc.                     53,800             928
   EastGroup Properties, Inc. REIT             50,300             927
   Health Care Properties Investors            30,100             926
-  Metamor Worldwide, Inc.                     37,050             926
   Riggs National Corp.                        45,400             925
   Innkeepers USA Trust REIT                   78,100             923
   Pilgrim's Pride Corp.                       46,200             921
   Evergreen Bancorp, Inc.                     28,600             919
   Philadelphia Suburban Corp.                 31,100             919
   Russ Berrie and Co., Inc.                   39,100             919
-  Varco International, Inc.                  118,556             919
   Pioneer Natural Resources Co.              104,856             917
   CCA Prison Realty Trust REIT                44,700             916
   IRT Property Co. REIT                       91,300             913
-  ITC DeltaCom, Inc.                          59,900             913
   Northwest Bancorp, Inc.                     93,600             913
-  Paxar Corp.                                102,100             913
   Badger Meter, Inc.                          25,600             912
-  Cephalon, Inc.                             101,300             912
   Skywest, Inc.                               27,900             912
   Town & Country Trust REIT                   56,800             912
-  Acclaim Entertainment Inc.                  74,400             911
-  First Consulting Group, Inc.                44,442             911
   Stone & Webster, Inc.                       27,400             911
   Justin Industries, Inc.                     69,300             910
-  Silicon Valley Group, Inc.                  71,400             910
-  The Source Information
     Management Co.                            78,200             909
-  Credence Systems Corp.                      49,000             906
-  Amkor Technology, Inc.                      83,600             904
-  Applied Micro Circuits Corp.                26,600             904
-  Ventas, Inc.                                74,165             904
-  Players International, Inc.                146,000             903
-  Aspect
     Telecommunications Corp.                  52,300             902
   AREA Bancshares Corp.                       34,325             901
-  Hadco Corp.                                 25,751             901
   Berkshire Realty Co., Inc. REIT             94,600             899
   National Health Investors REIT              36,400             899
-  Renters Choice, Inc.                        28,300             899
-  Remedy Corp.                                64,400             898
-  Intermedia Communications Inc.              52,000             897
   PennzEnergy                                 55,000             897
-  Genrad, Inc.                                56,912             896
-  Host Marriott Services Corp.                86,390             896
-  Imperial Bancorp                            53,875             896
-  System Software
     Associates, Inc.                         127,150             894
   US Bancorp, Inc.                            45,000             894
   Longview Fibre Co.                          77,270             893
-  Synetic, Inc.                               20,300             893
   Dames & Moore Group                         69,300             892
   The Toro Co.                                31,300             892
-  Century Business Services, Inc.             62,000             891
   Western Bancorp                             30,461             891
-  hi/fn, Inc.                                 37,668             890
-  INSO Corp.                                  35,600             890
-  Integrated Systems, Inc.                    59,600             890
   Merrill Corp.                               46,100             890
   Watts Industries Class A                    53,500             889
   Wicor, Inc.                                 40,700             888
-  Coherent, Inc.                              71,346             887
-  Franklin Covey Co.                          52,900             886
-  NeXstar Pharmaceuticals Inc.                95,791             886
   Bandag, Inc.                                22,162             885
-  Object Design, Inc.                        133,400             884
   United Dominion Industries Ltd.             43,385             884
-  Datascope Corp.                             38,400             883
-  Nortek, Inc.                                31,952             883
   HEICO Corp.                                 27,929             882
-  Littelfuse, Inc.                            45,800             882
   BancorpSouth, Inc.                          48,800             881
   NCH Corp.                                   14,800             881
-  Newpark Resources, Inc.                    129,300             881
-  Sybase, Inc.                               118,840             880
-  Jan Bell Marketing Inc.                    136,600             879
-  Pinnacle Systems, Inc.                      24,600             879
   St. Francis Capital Corp.                   20,800             879
-  Thermedics, Inc.                            81,300             879
-  AFC Cable Systems, Inc.                     26,100             878
-  Mueller Industries Inc.                     43,232             878
   Prime Retail, Inc. REIT                     89,500             878
   Banta Corp.                                 32,025             877
   A. Schulman Inc.                            38,662             877
-  Vincam Group, Inc.                          49,900             876
-  Checkpoint Systems, Inc.                    70,726             875
   Tredegar Industries Inc.                    38,900             875
   Rock-Tenn Co.                               51,550             873
-  NPC International Class A                   72,300             872
-  ResortQuest International, Inc.             59,600             872
-  Biotechnology General                      125,600             871
   IndyMac Mortgage Holdings, Inc.             82,500             871
-  Insight Enterprises, Inc.                   17,100             870
-  Perrigo Co.                                 98,600             869
-  Mark VII, Inc.                              46,600             868
-  Identix, Inc.                              104,200             866
   City Holding Co.                            26,616             865
   Shurgard Storage Centers, Inc.
     Class A REIT                              33,500             865
   TIG Holdings, Inc.                          55,600             865
-  Technology Solutions Co.                    80,596             864
-  World Acceptance Corp.                     133,000             864
   Exide Corp.                                 53,100             863
   FBL Financial Group, Inc. Class A           35,600             863
-  National R. V. Holdings, Inc.               33,473             862
-  Specialty Equipment Cos., Inc.              31,800             861
-  Ardent Software, Inc.                       37,400             860
   Empire District Electric Co.                34,755             860
   MECH Financial, Inc.                        31,000             860
   Oriental Financial Group                    27,466             860
-  ProBusiness Services, Inc.                  18,900             860
-  UniSource Energy Corp.                      63,700             860
   Cabot Oil & Gas Corp. Class A               57,264             859
   Capital Re Corp.                            42,800             859
-  Thermo Fibertek, Inc.                      120,500             859
-  TransMontaigne Inc.                         56,800             859
   Mississippi Chemical Corp.                  61,255             858

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Unisource Worldwide, Inc.                  118,300      $      858
   Apogee Enterprises, Inc.                    76,200             857
-  MMC Networks, Inc.                          64,700             857
   J.B. Hunt Transport Services, Inc.          37,203             856
   EVEREN Capital Corp.                        37,600             855
-  Boise Cascade Office
     Products Corp.                            63,276             854
-  Diamond Multimedia
     Systems, Inc.                            133,900             854
-  Southwest Bancorporation of
     Texas, Inc.                               47,800             854
-  Walter Industries, Inc.                     55,800             854
-  BEA Systems, Inc.                           69,600             853
-  Department 56 Inc.                          22,700             853
   Mark IV Industries, Inc.                    65,632             853
   Standex International Corp.                 32,500             853
   WSFS Financial Corp.                        50,500             852
-  Peapod, Inc.                               124,900             851
   Norrell Corp.                               57,600             850
-  Immune Response                             77,983             848
   R.L.I. Corp.                                25,450             846
-  Beringer Wine Estates
     Holdings, Inc.                            18,900             845
   Circle International Group, Inc.            41,200             845
-  Mesa Air Group Inc.                        108,200             845
   Optical Coating Laboratory, Inc.            32,485             845
-  Volt Information Sciences Inc.              37,400             844
   Superior Telecom Inc.                       17,800             841
-  Telescan, Inc.                              92,200             841
   Alliance Bancorp Inc.                       42,942             840
-  Xircom, Inc.                                24,700             840
   ChemFirst Inc.                              42,500             839
   Air Express International Corp.             38,550             838
   Carpenter Technology Corp.                  24,600             835
-  Ocwen Financial Corp.                       67,800             835
-  OmniAmerica Inc.                            26,100             835
-  First Federal Financial Corp.               46,650             834
-  Precision Response Corp.                   109,000             831
-  Right Management Consultants                56,300             830
   South Jersey Industries, Inc.               31,684             830
-  Apex PC Solutions, Inc.                     28,700             829
   United National Bancorp                     35,665             829
-  Bombay Co.                                 148,862             828
   FFY Financial Corp.                         23,700             827
-  Hutchinson Technology, Inc.                 23,200             826
-  Dave & Busters                              35,760             825
   Northwest Natural Gas Co.                   31,900             825
-  UCAR International, Inc.                    46,200             823
-  Avecor Cardiovascular, Inc.                 66,900             820
   Universal Health Realty Income              41,800             820
-  Vanstar Corp.                               88,600             820
   Vital Signs, Inc.                           46,864             820
-  Bluegreen Corp.                            108,240             819
   Bassett Furniture Industries, Inc.          33,900             818
   Energy North, Inc.                          28,511             816
   Standard Products Co.                       40,050             816
   UGI Corp. Holding Co.                       34,346             816
-  Aerial Communications Inc.                 138,800             815
-  Breed Technological Inc.                    99,500             815
   Lawson Products, Inc.                       35,350             813
   General Cable Corp.                         39,600             812
-  Billing Concepts Corp.                      73,772             811
-  Chico's Fas, Inc.                           34,686             811
-  Aphton Corp.                                63,561             810
   Enesco Group, Inc.                          34,800             809
   Flushing Financial Corp.                    51,150             809
-  Choice Hotel International, Inc.            59,000             808
-  Sunglass Hut International, Inc.           115,474             808
   Harris Financial, Inc.                      59,200             807
   Duff & Phelps Credit Rating                 14,700             806
-  FSI International, Inc.                     77,700             806
-  Cellstar Corp.                             118,200             805
-  Insurance Auto Auctions, Inc.               67,800             805
-  Marshall Industries                         32,872             805
-  Syntel, Inc.                                71,005             803
   Yankee Energy Systems                       27,577             803
   Quanex Corp.                                35,500             801
-  BOK Financial Corp.                         16,983             800
   Klamath First Bancorp                       41,300             800
   Independent Bank Corp.                      46,000             799
-  MEMC Electronic Materials, Inc.             94,000             799
-  Phoenix International Ltd., Inc.            54,200             799
-  DVI, Inc.                                   43,900             796
-  Kent Electronics Corp.                      62,400             796
-  Credit Acceptance Corp.                    108,700             795
-  Spiegel, Inc. Class A                      138,200             795
   Texas Industries, Inc.                      29,514             795
-  bebe stores, inc.                           22,400             792
-  Acceptance Insurance Cos. Inc.              39,000             790
-  Alliance Semiconductor Corp.               194,450             790
   Luby's Cafeterias, Inc.                     51,200             790
-  West TeleServices Corp.                     80,900             789
   Ethyl Corp.                                135,604             788
-  Franklin Electronic
     Publishers, Inc.                          67,100             788
   Peoples Bancorp, Inc.                       72,499             788
   Saul Centers, Inc. REIT                     50,800             787
-  Magnatek                                    68,000             786
   Kaman Corp. Class A                         48,900             785
-  Sbarro, Inc.                                29,991             785
-  Automobile Protection Corp.                 66,700             784
   Delta Woodside                             130,600             784
-  Fairchild Corp.                             49,700             783
-  GelTex Pharmaceuticals, Inc.                34,500             781
   Oshkosh B Gosh, Inc. Class A                38,700             781
   CNA Surety Corp.                            49,500             780
-  Integrated Health Services, Inc.            55,213             780
-  Vicor Corp.                                 86,581             779
-  PriceSmart, Inc.                            44,400             777
-  Sunrise Medical, Inc.                       62,500             777
   UNITILI Corp.                               30,500             776
-  Hexcel Corp.                                92,500             775
   Advanta Corp. Class A                       58,402             774
   Chemed Corp.                                23,100             774
   Omega Financial Corp.                       25,600             774
-  Castle & Cooke Inc.                         52,433             773
   Colonial Gas Co.                            22,176             773
-  Applied Magnetics Corp.                    124,700             772
-  Bio-Rad Laboratories, Inc.
     Class A                                   36,747             772
   Realty Income Corp. REIT                    31,000             771
   Whitney Holdings                            20,500             769

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
-  Global DirectMail Corp.                     32,846      $      768
-  uBid, Inc.                                   7,200             768
-  CUNO Inc.                                   47,200             767
-  Collins & Aikman Corp.                     149,200             765
   Tejon Ranch Co.                             38,500             765
   Colonial Properties Trust REIT              28,700             764
-  Beverly Enterprises, Inc.                  113,000             763
   International Bancshares Corp.              15,013             760
-  ITI Technologies, Inc.                      24,500             759
-  InterVU Inc.                                59,500             759
   Reliance Bancorp, Inc.                      27,200             756
   BancFirst Corp.                             21,050             755
   L. S. Starrett Co. Class A                  22,000             755
-  Santa Fe Energy Resources, Inc.            102,268             754
-  Zoran Corp.                                 43,100             754
   IMCO Recycling, Inc.                        48,800             753
-  LoJack Corp.                                63,400             753
-  FileNet Corp.                               65,600             752
   Lone Star Industries, Inc.                  20,400             751
-  PanAmSat Corp.                              19,300             751
   Roadway Express Inc.                        52,000             751
   Brown Group, Inc.                           42,706             750
-  PJ America Inc.                             41,400             750
   Fingerhut Co.                               48,546             749
-  Immunomedics Inc.                          181,600             749
   Fleming Cos., Inc.                          72,100             748
-  Aviall Inc.                                 63,600             747
   Chiquita Brands International, Inc.         78,065             747
-  General Semiconductor, Inc.                 91,150             746
-  Southland Corp.                            391,500             746
-  Chemical Fabrics Corp.                      35,914             743
-  Corporate Express, Inc.                    143,200             743
-  Wyman-Gordon Corp.                          72,500             743
   Community Trust Bancorp Inc.                31,560             742
   Pennsylvania Enterprises Inc.               29,100             742
   Chartwell Re Corp.                          31,210             741
-  Research Frontiers, Inc.                    70,600             741
-  CMP Media, Inc.                             40,500             739
-  Information Resources, Inc.                 72,434             738
-  Journal Register Co.                        49,200             738
-  New Mexico & Arizona Land Co.               51,270             737
-  PharMerica, Inc.                           122,626             736
   Psychemedics, Inc.                         143,556             736
-  Vencor, Inc.                               163,465             736
   Westinghouse Air Brake Co.                  30,100             736
   Brandywine Realty Trust REIT                41,100             735
-  Kaiser Aluminum &
     Chemical Corp.                           150,700             735
-  Michaels Stores, Inc.                       40,600             735
   OmniQuip International, Inc.                49,000             735
-  Vicorp Restaurants, Inc.                    47,439             735
   Brush Wellman, Inc.                         42,100             734
   The Stride Rite Corp.                       83,900             734
-  Trans World Entertainment Corp.             38,500             734
   F & M National Corp.                        24,500             733
-  Healthcare Services Group, Inc.             80,214             732
-  Rogers Corp.                                24,500             732
   Premier National Bancorp, Inc.              39,310             730
   F & M Bancorp                               22,244             728
-  Carmike Cinemas, Inc. Class A               35,800             727
   First Financial Bancorp                     25,080             726
   Granite State Bankshares, Inc.              30,850             725
-  Intergraph Corp.                           126,100             725
   Pillowtex Designs                           27,111             725
-  SPS Technologies, Inc.                      12,800             725
-  SPSS, Inc.                                  38,400             725
-  Analytical Surveys, Inc.                    23,500             724
-  Engineering Animation, Inc.                 13,400             724
   Susquehanna Bancshares, Inc.                35,350             724
   NYMAGIC, Inc.                               34,800             722
-  Marine Drilling Co., Inc.                   93,800             721
   Simmons First National                      19,400             720
-  Playboy Enterprises Inc. Class B            34,350             719
   Suffolk Bancorp                             25,900             719
-  Tesoro Petroleum Corp.                      59,300             719
   Applied Industrial
     Technology, Inc.                          51,750             718
-  BioCryst Pharmaceuticals, Inc.             102,500             718
-  National City Bancorporation                27,366             718
-  Epitope Inc.                               122,000             717
-  Florida Panthers Holdings, Inc.             77,000             717
-  Foodarama Supermarkets, Inc.                22,400             717
-  Omnipoint Corp.                             77,000             717
-  GT Interactive Software Corp.              143,200             716
-  Procom Technology, Inc.                     73,000             716
   Arch Coal, Inc.                             41,700             714
   Virco Manufacturing Corp.                   38,830             714
-  DataWorks Corp.                             68,278             713
   Puerto Rican Cement Co., Inc.               20,400             713
-  Cadiz Inc.                                  93,200             711
-  Nashua Corp.                                53,400             711
-  North American Vaccine, Inc.                80,000             710
   St. John Knits, Inc.                        27,300             710
-  First Republic Bank                         28,300             709
   Manufactured Home
     Communities, Inc. REIT                    28,300             709
   Bowne & Co., Inc.                           39,600             708
-  Sangstat Medical Corp.                      33,300             708
   Morgan Keegan, Inc.                         37,600             707
   Eaton Vance Corp.                           33,800             706
   Oakwood Homes Corp.                         46,500             706
   S & T Bancorp, Inc.                         25,600             706
   Trinet Corporate Realty Trust, Inc.
     REIT                                      26,400             706
-  Dialogic Corp.                              35,800             704
-  800-JR CIGAR, Inc.                          30,300             704
   Medford Bancorp, Inc.                       42,002             704
   Interface, Inc.                             75,600             702
-  Vistana, Inc.                               50,125             702
   CBL & Associates Properties, Inc.
     REIT                                      27,100             700
-  Rainbow Technologies, Inc.                  37,200             700
-  Circon Corp.                                46,573             699
-  Genlyte Group, Inc.                         37,200             698
   Cato Corp. Class A                          70,800             697
   R & G Financial Corp. Cl B                  33,200             697
-  WavePhore, Inc.                             86,800             697
-  Friede Goldman International, Inc.          61,200             696
-  Iron Mountain, Inc.                         19,300             696
-  Just for Feet, Inc.                         39,924             694
-  PictureTel Corp.                           104,800             694
   Pioneer Standard Electronics Inc.           74,025             694
   Pittston BAX Group                          62,400             694

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  U.S. Bioscience                             96,555      $      694
-  Burlington Industries, Inc.                 62,900             692
   Amcore Financial                            30,200             691
-  Forte Software, Inc.                       117,600             691
   Morrison Health Care Inc.                   36,241             691
-  Bristol Hotels & Resorts, Inc.             112,725             690
-  Dura Pharmaceuticals, Inc.                  45,414             690
-  Adtran, Inc.                                37,600             689
-  ESS Technology, Inc.                       137,800             689
-  Heartport Inc.                             117,200             689
   Pennfed Financial Services, Inc.            53,000             689
-  Natrol, Inc.                                62,500             688
   RFS Hotel Investors, Inc. REIT              56,200             688
   Wolverine World Wide, Inc.                  51,904             688
-  The Dress Barn, Inc.                        45,100             685
-  Footstar Inc.                               27,400             685
-  Midwest Grain Products                      50,250             685
   Tremont Corp.                               20,609             685
-  Ascent Entertainment Group, Inc.            92,763             684
   LabOne Inc.                                 52,500             683
-  Offshore Logistics, Inc.                    57,500             683
   Andover Bancorp, Inc.                       19,675             681
   Cascade Bancorp                             38,895             681
-  Evergreen Resources, Inc.                   38,300             680
   Prime Bancorp Inc.                          43,164             680
-  Summit Technology, Inc.                    155,450             680
   Getty Realty Holding Corp.                  46,432             679
   Kennametal, Inc.                            31,955             679
   First Charter Corp.                         39,273             677
   Irwin Financial Corp.                       24,900             677
-  Nine West Group, Inc.                       43,500             677
-  Scotts Co.                                  17,500             673
   Cambrex Corp.                               28,000             672
   Capstead Mortgage Corp.                    163,000             672
   Dimon Inc.                                  90,350             672
-  Datastream Systems, Inc.                    58,300             670
-  Imation Corp.                               38,280             670
-  M&F Worldwide Corp.                         66,600             670
-  CDI Corp.                                   33,100             668
-  Midwest Express Holdings, Inc.              25,400             668
-  CTC Communications Corp.                    79,600             667
   XTRA Corp.                                  16,100             666
-  Prime Hospitality Corp.                     63,000             665
-  American Safety Razor Co.                   55,300             664
-  Citizens, Inc.                             117,800             663
   O'Sullivan Corp.                            67,175             663
-  Bel Fuse, Inc.- Class B                     19,250             662
   Cleveland-Cliffs Iron Co.                   16,400             661
-  TBC Corp.                                   92,675             660
-  C-COR Electronics, Inc.                     47,900             659
-  McWorter Technologies Inc.                  28,800             659
-  Ocean Energy, Inc.                         104,442             659
   Guilford Mills, Inc.                        39,425             658
-  Park-Ohio Holdings Corp.                    43,509             658
   Blair Corp.                                 29,600             657
-  Airgas, Inc.                                73,300             655
-  Echo Bay Mines Ltd.                        374,500             655
-  DM Management Co.                           34,400             654
-  Ultratech Stepper, Inc.                     40,900             654
-  Chalone Wine Group Ltd.                     62,600             653
   Shelby Williams Industries, Inc.            54,400             653
   Knape & Vogt Manufacturing Co.              38,062             652
-  Insignia Financial Group, Inc.              53,666             651
   A.M. Castle & Co.                           43,325             650
   Olsten Corp.                                87,930             648
-  Echelon International Corp., Inc.           29,000             647
-  Basin Exploration Inc.                      51,398             646
   Gables Residential Trust REIT               27,800             645
   TCBY Enterprises, Inc.                      92,100             645
-  Activision, Inc.                            57,900             644
   Angelica Corp.                              34,600             644
-  Konover Property Trust, Inc. REIT           91,200             644
   Merchants Bancshares, Inc.                  25,500             644
-  Metromedia International
     Group, Inc.                              118,500             644
   Pacific Crest Capital Inc.                  43,645             644
   Southwestern Energy Co.                     85,800             644
   Sunbeam Corp.                               92,000             644
-  Atwood Oceanics, Inc.                       37,800             643
-  Casella Waste Systems, Inc.                 17,300             642
-  Grand Casinos, Inc.                         79,600             642
-  Pharmaceutical Resources, Inc.             134,688             640
-  Duane Reade Inc.                            16,600             639
   Calgon Carbon Corp.                         85,100             638
-  Guess ?, Inc.                              132,600             638
-  Aztar Corp.                                125,900             637
   Engineered Support
     Systems, Inc.                             42,850             637
-  Hecla Mining Co.                           175,800             637
-  Metrocall, Inc.                            145,600             637
   Lexford Residential Trust REIT              34,300             635
-  Manugistics Group, Inc.                     50,800             635
-  Network Equipment
     Technologies, Inc.                        61,547             635
-  Polymer Group, Inc.                         63,900             635
-  Station Casinos, Inc.                       77,600             635
-  Goody's Family Clothing                     63,200             634
-  Software AG Systems, Inc.                   35,000             634
-  Polo Ralph Lauren Corp.                     33,000             633
-  ADE Corp.                                   48,600             632
   Stewart & Stevenson
     Services, Inc.                            64,682             631
-  ACX Technologies Inc.                       47,400             628
   M.A. Hanna Co.                              50,975             628
-  PAREXEL International Corp.                 25,100             628
   RPC Inc.                                    85,200             628
-  Security Capital Group Inc.
     Class B                                   46,300             628
-  Genesis Health Ventures Inc.                71,650             627
-  Computer Outsourcing
     Services, Inc.                            57,600             626
-  Mapics Inc.                                 37,800             624
-  Cameron Ashley
     Building Products                         47,700             623
   First Bell Bancorp, Inc.                    40,200             623
-  Global Industrial
     Technologies, Inc.                        58,300             623
-  Software Spectrum, Inc.                     39,200             622
   Lab Holdings, Inc.                          35,500             621
-  Verio Inc.                                  27,700             620
-  EMCOR Group, Inc.                           38,400             619
   Imperial Holly Corp.                        76,202             619

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
-  National Processing, Inc.                  112,500      $      619
-  US LEC Corp. Class A                        41,700             618
   Weeks Corp. REIT                            21,900             617
   HealthPlan Services Corp.                   53,600             616
-  PageMart Wireless, Inc.                    110,500             615
   Penn Engineering &
     Manufacturing Corp.                       27,500             615
   Tecumseh Products Co. Class A               13,200             615
   Enterprise Products Partners L.P.           41,300             614
-  National Beverage Corp.                     65,540             614
   National Steel Corp. Class B                86,200             614
-  MetaCreations Corp.                        113,962             613
   Michigan Financial Corp.                    18,037             613
-  Spectrian Corp.                             47,600             613
-  National-Oilwell, Inc.                      54,700             612
-  Vantive Corp.                               76,500             612
-  Highlands Insurance Group                   46,800             611
-  Nautica Enterprises, Inc.                   40,737             611
-  Aspen Technologies, Inc.                    42,100             610
   Aceto Corp.                                 45,962             609
-  Andrea Radio Corp.                          61,700             609
   Flexsteel Industry                          47,300             609
-  Pacific Sunwear of California               37,200             609
   BostonFed Bancorp, Inc.                     34,500             608
   Harleysville Group, Inc.                    23,500             607
-  Miravant Medical Technology                 47,000             605
-  Jenny Craig Inc.                           100,600             604
-  N2K Inc.                                    46,200             603
-  Advanced Digital
     Information Corp.                         37,600             602
-  HomeBase, Inc.                              94,300             601
-  Advanced Communication
     Systems, Inc.                             48,000             600
   CTS Corp.                                   13,800             600
   Intermet Corp.                              45,900             600
-  Buckeye Technology, Inc.                    40,000             598
   TransTechnology Corp.                       28,800             598
-  Ben & Jerry's Homemade, Inc.
     Class A                                   26,700             597
-  Interneuron Pharmaceutical, Inc.           182,000             597
   LTV Corp.                                  102,723             597
-  Primadonna Resorts, Inc.                    67,738             597
-  SPR Inc.                                    34,600             597
-  MPW Industrial Services
     Group, Inc.                               52,900             595
-  Long Beach Financial Corp.                  79,100             593
   SJW Corp.                                   10,100             593
   Metrowest Bank                              97,638             592
   Correctional Properties Trust REIT          32,700             591
-  Drexler Technology Corp.                    49,211             591
-  Parker Drilling Co.                        185,500             591
   Tyler Corp.                                 96,400             590
-  American Mobile Satellite
     Corp., Inc.                              112,200             589
   Associated Estates Realty Corp.
     REIT                                      49,900             589
-  Hagler Bailly, Inc.                         29,400             588
-  Calumet Bancorp, Inc.                       21,600             586
-  Premiere Technologies, Inc.                 79,500             586
-  Imperial Credit                             69,874             585
   Boykin Lodging Co. REIT                     47,200             584
-  ThermoLase Corp.                           128,000             584
   Wellman, Inc.                               57,355             584
-  Mosaix Inc.                                 75,268             583
-  Davel Communications, Inc.                  31,900             582
-  Garden Fresh Restaurant Corp.               40,500             582
   Oneida Ltd.                                 39,233             581
-  P-Com, Inc.                                145,700             581
-  Pilgrim America Cap Corp.                   23,200             580
-  Oak Technology, Inc.                       165,500             579
-  Avatar Holding, Inc.                        36,000             576
   BHA Group Holdings Inc.                     41,437             575
   Donnelly Corp.                              44,212             575
-  Global Industries Ltd.                      93,900             575
   Reliance Steel & Aluminum Co.               20,800             575
-  Xoma Corp.                                 180,544             575
   Applebee's International, Inc.              27,818             574
-  Pairgain Technologies, Inc.                 74,700             574
-  Integrated Device Technology Inc.           93,600             573
-  Presstek, Inc                               83,900             572
-  Glenayre Technologies, Inc.                128,712             571
-  Mobius Management
     Systems, Inc.                             38,300             570
-  Timberland Co.                              12,500             570
-  Matria Healthcare, Inc.                    197,778             569
-  Medaphis Corp.                             173,200             568
   Ameron International Corp.                  15,300             566
   Gainsco, Inc.                               92,461             566
-  Harbinger Corp.                             70,730             566
   Spartan Motors, Inc.                        98,400             566
-  Sun Healthcare Group, Inc.                  86,300             566
-  SEACOR SMIT Inc.                            11,400             564
-  Steel Dynamics, Inc.                        48,000             564
-  APAC Teleservices, Inc.                    148,589             562
   Communications Systems, Inc.                47,600             562
   Mitchell Energy & Development
     Corp. Class A                             49,100             562
   Hancock Fabrics, Inc.                       66,900             560
-  Jackpot Enterprises, Inc.                   59,327             560
-  Rush Enterprises, Inc.                      50,900             560
-  Digi International, Inc.                    50,250             559
   Holly Corp.                                 33,100             559
-  Allen Telecom Inc.                          83,440             558
-  Premisys Communications, Inc.               60,500             556
   Warren Bancorp, Inc.                        61,400             556
-  E. Gottschalk & Co., Inc.                   72,800             555
-  Sensormatic Electronics Corp.               80,061             555
-  Transworld Healthcare Inc.                 118,445             555
   Carolina First Corp.                        21,900             554
   People's Bancshares, Inc.                   27,000             554
   Scope Industries                             8,400             554
-  Allou Health & Beauty, Inc.                 51,400             553
-  Shiva Corp.                                 97,800             553
-  Chock Full O'Nuts Corp.                     88,260             552
   Commercial Assets                           91,100             552
-  Network Peripherals, Inc.                  122,600             552
-  Carrier Access Corp.                        16,000             551
-  Aavid Thermal Technologies                  32,600             550
-  Sabratek Corp.                              33,600             550
-  Workflow Management, Inc.                   83,045             550
-  Microdyne Corp.                            113,300             549
-  Columbia Sportswear Co.                     32,400             547

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   American Insured Mortgage
     Investors-Series 86                       70,500      $      546
-  The MacNeal-Schwendler Corp.                78,000             546
   Met-Pro Corp.                               43,679             546
-  PCD, Inc.                                   42,000             546
-  Drug Emporium, Inc.                        106,330             545
   Vermont Financial Services Corp.            16,400             545
-  Superior Services Inc.                      27,100             544
-  MicroStrategy Inc.                          17,200             542
   AGCO Corp.                                  68,600             540
-  GST Telecommunications Inc.                 82,000             538
-  Invision Technologies, Inc.                 87,000             538
   Tecumseh Products Co. Class B               11,900             538
   ABM Industries                              15,500             537
   HMN Financial, Inc.                         45,600             536
   United Wisconsin Services, Inc.             61,700             536
   Phillips-Van Heusen Corp.                   74,393             535
-  ABT Building Products Corp.                 52,000             533
-  Catalytica, Inc.                            29,600             533
-  Laboratory Corp. of America                387,844             533
-  Barrett Business Services, Inc.             62,300             530
   Gold Banc Corp., Inc.                       34,500             530
-  e.spire Communications, Inc.                82,600             527
   Georgia Gulf Corp.                          32,782             527
   Pogo Producing Co.                          40,500             527
-  Trans World Airlines                       109,203             526
   Yardville National Bancorp                  37,385             526
-  Callon Petroleum Co.                        45,200             525
-  Gundle/SLT Environmental, Inc.             131,300             525
-  Magellan Health Services, Inc.              62,700             525
-  Lone Star Technologies, Inc.                51,800             524
-  Boyd Gaming Corp.                          158,000             523
-  SeaMED Corp.                                46,500             523
-  NetManage, Inc.                            282,956             522
-  Paging Network, Inc.                       111,400             522
   Penford Corp.                               32,609             522
-  Learning Tree International, Inc.           57,500             521
-  Ace Cash Express, Inc.                      34,650             520
   Advanced Marketing Services                 27,000             520
-  Digital Generation Systems                  93,495             520
-  Unique Mobility, Inc.                       99,000             520
-  Concentra Managed Care                      48,600             519
-  Inacom Corp.                                34,896             519
-  International Telecommunication
     Data Systems, Inc.                        35,200             519
   Sauer Inc.                                  68,600             519
-  WFS Financial, Inc.                         82,960             519
   World Fuel Services Corp.                   48,313             519
-  National Techteam, Inc.                     79,700             518
-  American Buildings Co.                      21,100             517
-  Sunterra Corp.                              34,450             517
-  Caribiner International, Inc.               56,600             516
-  PS Group Holdings Inc.                      43,900             516
   Central Cooperative Bank                    27,100             515
-  Bel Fuse, Inc.-Class A                      12,850             514
-  Home Products International Inc.            51,620             513
-  Waste Industries, Inc.                      29,750             513
   Haven Bancorp, Inc.                         34,100             512
-  SITEL Corp.                                209,600             511
-  Meta Group, Inc.                            17,100             509
-  Xomed Surgical Products Inc.                15,900             509
-  Clayton Williams Energy, Inc.               50,700             507
-  Winslow Furniture Co.                       19,100             506
-  Objective Systems
     Integrators, Inc.                        109,100             505
-  Pool Energy Service Co.                     46,667             505
-  Alliance Pharmaceutical Corp.              153,700             504
   Jefferson Savings Bancorp, Inc.             38,400             504
-  Thermedics Detection Inc.                   65,610             504
   Food Lion Inc. Class B                      50,005             503
   Frisch's Restaurants, Inc.                  47,634             503
   PMC Capital, Inc.                           58,800             503
-  Frontier Oil Corp.                         101,600             502
-  Province Heathcare Co.                      14,000             502
-  Evans & Sutherland
     Computer Corp.                            28,397             501
-  MLC Holdings, Inc.                          56,000             501
-  Atrix Laboratories, Inc.                    56,334             500
   Bairnco Corp.                               70,200             500
-  Kensey Nash Corp.                           62,000             500
-  Royal Appliance
     Manufacturing Co.                        135,500             500
-  Exabyte Corp.                               90,500             498
   LaSalle Hotel Properties REIT               48,000             498
-  Microtouch Systems, Inc.                    37,901             497
-  Dollar Thrifty Automotive
     Group, Inc.                               38,500             496
-  Oxigene, Inc.                               46,161             496
   Pope & Talbot, Inc.                         59,200             496
-  Willis Lease Finance Corp.                  31,500             496
-  Interpore International                     83,400             495
-  Thermo VolTek                               73,900             494
-  KTI, Inc.                                   22,800             493
-  Arcadia Financial Ltd.                     135,800             492
-  Associated Group, Inc. Class B              11,550             491
-  BTG Inc.                                    79,400             491
   Resource Bancshares
     Mortgage Group, Inc.                      29,600             490
-  HORIZON Pharmacies, Inc.                    45,000             487
   Abington Bancorp Inc.                       35,000             486
   Amcast Industrial Corp.                     25,400             486
-  Aydin Corp.                                 47,700             486
-  National Record Mart, Inc.                  53,000             484
-  ContiFinancial Corp.                        67,800             483
-  Myriad Genetics, Inc.                       48,300             483
   J. Baker, Inc.                              83,909             482
   Titanium Metals Corp.                       56,600             481
   Wackenhut Corp.                             18,900             481
   Oregon Trail Financial Corp.                39,100             479
   Vintage Petroleum, Inc.                     55,500             479
-  WHX Corp.                                   47,564             479
   Western Gas Resources, Inc.                 83,300             479
-  Artesyn Technologies, Inc.                  34,000             476
-  Budget Group, Inc.                          30,000             476
-  Gibson Greetings, Inc.                      40,100             476
-  Globe Business Resources, Inc.              38,100             476
   SierraWest Bancorp                          19,100             475
-  Christiana Cos., Inc.                       24,600             474
-  Ambassadors International, Inc.             32,100             473
-  Mariner Post-Acute
     Network, Inc.                            103,285             471
-  Silicon Valley Bancshares                   27,600             470

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
-  Thermotrex Corp.                            54,900      $      470
   WesterFed Financial Corp.                   25,853             469
-  Arkansas Best Corp.                         80,100             468
   G & L Realty Corp.                          36,200             466
   OEA, Inc.                                   39,300             464
   Pacific Capital Bancorp                     18,000             464
-  Advanced Polymer Systems                    85,800             461
-  Graham-Field Health
     Products Inc.                            136,416             460
   Steelcase Inc.                              27,900             459
   K2 Inc.                                     44,345             457
-  Raytel Medical Corp.                        98,200             457
-  Cygnus Inc.                                 93,600             456
-  LTX Corp.                                  177,912             456
-  Renaissance Worldwide, Inc.                 74,100             454
-  Swift Energy Co.                            61,279             452
-  Vertex Communications Corp.                 28,500             452
-  Stage Stores, Inc.                          48,100             451
-  American Science &
     Engineering, Inc.                         39,100             450
   Main Street Bancorp, Inc.                   24,182             450
-  Energy Conversion Devices, Inc.             61,825             448
   Ampco-Pittsburgh Corp.                      41,065             447
-  Orthologic Corp.                           133,600             447
   Telxon Corp.                                32,200             447
   Oregon Steel Mills, Inc.                    37,500             445
   GBC Bancorp                                 17,200             443
-  UniCapital Corp.                            60,000             443
-  Advanced Tissue Sciences Inc.              170,242             442
-  CTB International Corp.                     57,500             442
-  PhyCor, Inc.                                64,825             442
-  Advanced Magnetics, Inc.                    60,200             440
   First Mutual Savings Bank                   33,222             440
   Bush Industries, Inc.                       35,310             439
-  Civic Bancorp                               33,001             437
-  Playboy Enterprises Inc. Class A            22,850             437
-  Schein Pharmaceutical, Inc.                 30,000             437
-  Viasoft, Inc.                               62,452             437
   HEICO Corp. Class A                         18,864             436
   Schweitzer-Mauduit
   International, Inc.                         28,200             435
-  Able Telcom Holding Corp.                   75,400             434
-  Electromagnetic Sciences, Inc.              30,914             433
   Penton Media, Inc. Class A                  21,316             432
-  PMR Corp.                                   56,500             431
-  AirTran Holdings, Inc.                     163,600             429
-  FactSet Research Systems Inc.                6,900             426
   Laser Mortgage
     Management, Inc.                          78,200             425
-  Mansur Industries, Inc.                     40,500             425
-  Aftermarket Technology Corp.                53,900             424
   Progress Financial Corp.                    34,230             424
   Vesta Insurance Group, Inc.                 70,500             423
-  ExecuStay Corp.                             32,400             421
-  Harmonic Lightwaves, Inc.                   22,400             420
-  Twinlab Corp.                               32,000             420
-  VWR Scientific Products Corp.               24,200             420
-  General Scanning, Inc.                      69,100             419
   Home Bancorp                                14,700             419
-  Thermo Cardiosystems Inc.                   40,050             418
-  Global Imaging Systems, Inc.                17,200             417
   Herbalife International Class B             36,400             416
-  Party City Corp.                            28,800             416
-  Coeur D'Alene Mines Corp.                   89,500             414
-  AMREP Corp.                                 64,700             412
-  Exodus Communications, Inc.                  6,400             411
   Collagen Aesthetics, Inc.                   45,603             410
-  Homestead Village, Inc.                     90,770             408
-  Windmere-Durable Holdings Inc.              52,698             408
-  Applied Graphics
     Technologies, Inc.                        24,600             406
-  Cypros Pharmaceuticals Corp.               124,900             406
   Sterling Bancshares, Inc.                   27,300             406
-  Tetra Tech, Inc.                            15,000             406
-  Schick Technologies, Inc.                   40,000             405
-  Crown Central Petroleum Corp.
     Class B                                   57,500             403
-  Rental Service Corp.                        25,700             403
-  Alliance Gaming Corp.                      194,700             402
   Landmark Bancshare, Inc.                    17,000             402
-  Republic Bank/Clearwater Fla.               30,600             402
   Sterling Bancorp                            17,600             402
   TF Financial Corp.                          23,312             402
-  Seagull Energy Corp.                        63,600             401
-  Trimble Navigation Ltd.                     55,300             401
-  Cunningham Graphics
     International, Inc.                       26,200             400
-  JLK Direct Distribution Inc.
     Class A                                   39,300             400
   A.T. Cross Co. Class A                      74,300             399
-  PICO Holdings, Inc.                         29,846             395
-  Lynx Therapeutics Inc.                      34,225             394
-  BioTime, Inc.                               22,600             393
-  Response Oncology, Inc.                     96,603             392
-  Compuware Corp.                              5,000             391
-  Hospitality Worldwide Services              78,000             390
-  Input/Output, Inc.                          53,300             390
-  Nuevo Energy Co.                            33,900             390
   Texas Regional Bancshares, Inc.             15,500             388
-  Advanced Communications
     Group, Inc.                               92,300             387
-  General DataComm
     Industries, Inc.                         166,800             386
-  NBTY, Inc.                                  54,100             385
-  Information Management
     Associates, Inc.                          65,400             384
-  Lone Star Steakhouse &
     Saloon, Inc.                              41,763             384
-  Worldtex Inc.                              105,744             383
-  Cholestech Corp.                           100,300             382
-  Metrika Systems Corp.                       44,200             381
-  Saga Communications, Inc.                   18,575             381
-  Clarus Corp.                                63,100             379
-  Aqua Alliance Inc.                         183,398             378
-  Hauser, Inc.                                85,200             378
-  PVF Capital Corp.                           32,490             378
-  Piercing Pagoda, Inc.                       38,750             378
-  Simula, Inc.                                52,200             378
-  Sizzler International                      167,650             377
   Libbey, Inc.                                13,000             376
-  Coram Healthcare Corp.                     199,929             375
-  Friendly Ice Cream Corp.                    61,300             375

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Golden Enterprises Inc.                     69,500      $      374
-  ResMed Inc.                                  8,200             372
-  Delta Financial Corp.                       62,300             370
-  EEX Corp.                                   52,833             370
-  Gymboree Corp.                              57,960             370
-  Restoration Hardware, Inc.                  13,700             368
-  Telcom Semiconductor, Inc.                 101,600             368
-  BankUnited Financial Corp.                  45,500             364
-  Merisel, Inc.                              153,310             364
-  Canandaigua Brands, Inc.
     Class B                                    6,375             362
-  CyberShop International, Inc.               31,800             362
-  Danielson Holdings Corp.                   101,500             362
-  Labor Ready, Inc.                           18,400             362
-  Strategic Distribution, Inc.               148,700             362
-  Amresco, Inc.                               41,300             361
-  Socrates Technologies Corp.                107,100             361
-  Nobility Homes, Inc.                        28,000             359
   Southern Financial Bancorp, Inc.            17,100             359
-  Trico Marine Services, Inc.                 73,700             359
   First Source Corp.                          10,700             358
   Home Properties of New York,
     Inc. REIT                                 13,900             358
-  Tuboscope Inc.                              44,100             358
   American Heritage Life
     Investment Corp.                          14,600             357
   Avado Brands, Inc.                          42,976             357
-  Drypers Corp.                              109,500             356
-  Getty Petroleum Marketing Inc.             121,032             356
-  Hyseq, Inc.                                 67,700             355
-  Landstar System                              8,700             355
-  Lechters Corp.                             143,700             355
-  Landmark Systems Corp.                      31,700             353
   Poe & Brown, Inc.                           10,100             353
   Crown Crafts, Inc.                          56,740             351
-  QAD Inc.                                    98,600             351
-  American Dental Partners, Inc.              30,200             349
   Wackenhut Corp. Class B                     15,862             348
-  MRV Communications Inc.                     56,114             347
-  Todd Shipyards Corp.                        73,100             347
-  Crestline Capital Corp.                     23,665             346
   Westernbank Puerto Rico                     21,800             346
-  Barnett, Inc.                               25,000             344
-  Plasma-Therm, Inc.                          87,000             343
-  Keystone Consolidated
     Industries, Inc.                          41,919             341
-  Central Sprinkler Corp.                     35,107             340
   Modern Controls, Inc.                       59,062             340
-  AMF Bowling, Inc.                           66,200             339
   Heilig-Meyers Co.                           50,618             339
   Inland Steel Industries, Inc.               19,977             337
-  Penwest Pharmaceuticals Co.                 53,363             334
-  Metal Management, Inc.                      95,000             333
-  Pride International Inc.                    47,100             333
-  SOS Staffing Services, Inc.                 45,800             332
-  IGEN International, Inc.                    10,800             331
   Belco Oil & Gas Corp.                       59,200             329
-  Revlon, Inc. Class A                        20,000             329
-  The Sports Authority, Inc.                  62,700             329
   Central Vermont Public
     Service Corp.                             31,500             327
-  Halter Marine Group, Inc.                   67,093             327
-  Impath, Inc.                                12,200             323
-  Filene's Basement Corp.                    135,650             322
-  Industrial Distribution Group, Inc.         42,000             320
-  Aztec Technology Partners, Inc.             88,068             319
-  Fisher Scientific International Inc.        16,000             319
-  Systems & Computer
     Technology Corp.                          23,200             319
-  United Road Services, Inc.                  17,300             318
-  Converse Inc.                              133,433             317
-  Mortons Restaurant Group                    16,800             317
-  Zoltek Cos., Inc.                           34,400             316
   CRIIMI MAE, Inc. REIT                       90,000             315
-  Gilman & Ciocia, Inc.                       31,800             312
-  Veritas DGC Inc.                            24,000             312
   Merchants Group, Inc.                       15,100             311
-  Capital Corp. of the West                   31,300             309
   Cross Timbers Oil Co.                       41,000             308
-  Argosy Gaming Co.                          114,400             307
-  Global Vacation Group, Inc.                 35,200             304
-  Landry's Seafood
     Restaurants, Inc.                         40,500             304
-  CRW Financial, Inc.                         44,700             302
-  Ultralife Batteries, Inc.                   58,300             302
-  Merix Corp.                                 49,800             299
-  Integrated Silicon Solution, Inc.           95,500             298
-  Mitcham Industries, Inc.                    64,800             298
-  Professional Detailing, Inc.                10,500             297
-  Digital Lightwave, Inc.                    128,150             296
-  ITLA Capital Corp.                          19,500             295
-  Unify Corp.                                 34,200             295
-  Hector Communications Corp.                 35,350             294
-  NovaCare, Inc.                             117,100             293
   Apex Mortgage Capital, Inc. REIT            30,300             292
-  @Entertainment, Inc.                        43,100             291
-  Binks Sames Corp.                           17,650             291
-  Molecular Biosystems, Inc.                  98,934             291
-  Grey Wolf, Inc.                            357,100             290
-  Caliber Learning Network, Inc.              68,100             289
-  Genome Therapeutics Corp.                  104,930             289
-  North American Scientific, Inc.             31,700             289
-  Vivus, Inc.                                111,500             289
-  Morrison Knudsen Corp.                      29,200             285
-  Crescent Operating, Inc. REIT               59,880             284
   Newmil Bancorp, Inc.                        23,900             284
-  Craig Corp.                                 35,023             282
-  Foodmaker, Inc.                             12,800             282
   BeautiControl Cosmetics                     49,950             281
-  K & G Men's Center, Inc.                    31,700             281
-  Eagle Food                                  86,200             280
-  Natural Alternatives
     International, Inc.                       25,400             279
   Community Bank System, Inc.                  9,500             278
-  Consumer Portfolio Services, Inc.           71,600             277
-  School Specialty, Inc.                      12,938             277
   Ohio Art Co.                                14,800             276
-  OAO Technology Solutions, Inc.              91,520             275
-  Vertel Corp.                               163,091             275
   Barnes Group, Inc.                           9,200             270
-  DecisionOne Holdings Corp.                  56,929             270
-  Accelr8 Technology Corp.                    52,400             269

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
-  Western Beef                                37,160      $      267
   Allied Products Corp.                       42,101             266
-  Zygo Corp.                                  30,800             266
-  Chic By H.I.S., Inc.                        83,000             265
-  Ivex Packaging Corp.                        11,400             265
   BMC Industries, Inc.                        42,204             264
-  Res-Care, Inc.                              10,700             264
-  Key Tronic Corp.                            68,900             263
-  Lifeline Systems, Inc.                      10,500             263
   Patina Oil & Gas Corp.                      89,668             263
-  TCSI Corp.                                 125,629             263
   FirstSpartan Financial Corp.                 8,700             262
-  QMS, Inc.                                   82,100             262
   Village Bancorp, Inc.                       10,900             262
-  Artisoft, Inc.                              99,500             261
-  Recovery Engineering, Inc.                  39,400             261
-  Seven Seas Petroleum Inc.                   39,000             261
-  Hot Topic, Inc.                             20,100             259
   Alabama National
     BanCorporation                             9,600             256
   TransPro Inc.                               52,510             256
   Conectiv, Inc. Class A                       6,450             255
   Bank of Granite Corp.                        9,200             254
   CFS Bancorp, Inc.                           25,000             252
-  Florsheim Group Inc.                        53,015             252
   Huntco Inc. Class A                         64,700             251
-  American Banknote Corp.                    174,000             250
   Marion Capital Holdings                     12,500             250
   United Cos. Finance Corp.                   74,209             250
-  Bay State Bancorp, Inc.                     10,400             248
   Black Hills Corp.                            9,400             248
   Churchill Downs, Inc.                        7,500             247
-  Shoney's Inc.                              188,300             247
-  US Physical Therapy, Inc.                   27,400             247
   Aames Financial Corp.                       77,100             246
-  Pegasystems Inc.                            59,200             246
-  Applix, Inc.                                63,279             245
   Enterprise Federal Bancorp, Inc.             5,100             245
-  Starter Corp.                               89,800             241
-  Darling International, Inc.                 77,900             239
-  Equivest Finance, Inc.                      51,675             239
-  I-Link, Inc.                               112,400             239
   U.S.B. Holding Co., Inc.                    14,080             238
   East Texas Financial Services, Inc.         24,000             237
-  JLM Industries, Inc.                        46,300             237
-  Autotote Corp.                             121,167             235
   JeffBanks, Inc.                             11,900             235
-  Peerless Systems Corp.                      27,600             235
-  Commonwealth Telephone
     Enterprises Class B                        7,400             233
-  Omega Worldwide, Inc.                       53,215             233
-  Rentrak Corp.                               84,900             233
-  Universal Stainless & Alloy
     Products, Inc.                            31,000             233
   Community Federal Bancorp, Inc.             16,300             232
-  Applied Microsystems Corp.                  59,600             231
   Maine Public Service Co.                    15,000             229
   Birmingham Steel Corp.                      54,550             228
-  Competitive Technologies, Inc.              48,500             227
-  American Software, Inc. Class A            106,450             226
-  Einstein/Noah Bagel Corp.                  180,700             226
   Brookline Bancorp, Inc.                     19,575             225
-  InfoSpace.com, Inc.                          5,900             225
   MFB Corp.                                   10,000             224
-  TransTexas Gas Corp.                        84,800             223
   United Community Financial Corp.            15,000             223
-  Navigant International, Inc.                28,869             222
-  TCI Satellite Entertainment, Inc.
     Class A                                  154,777             222
-  Planet Hollywood International,
     Inc. Class A                              95,400             221
-  ShoLodge, Inc.                              39,333             221
-  Visual Networks, Inc.                        5,900             221
-  Startec Global
     Communications Corp.                      22,700             218
-  Stac, Inc.                                 157,300             216
-  Tultex Corp.                               246,900             216
-  E-Tek Dynamics, Inc.                         8,000             214
-  Collateral Therapeutics, Inc.               30,400             213
-  Concentric Network Corp.                     6,400             213
-  KFX, Inc.                                  140,350             211
-  Onyx Acceptance Corp.                       36,700             211
   Westcorp, Inc.                              30,000             208
   Astro-Med, Inc.                             38,150             207
   American Woodmark Corp.                      6,000             206
-  The Buckle, Inc.                             8,600             206
-  Matrix Capital Corp.                        15,200             205
-  The TesseracT Group, Inc.                   78,000             205
   Vulcan International Corp.                   5,900             205
-  Inference Corp. Class A                     27,600             204
-  Wave Technologies International             40,800             204
-  Javelin Systems, Inc.                       13,500             203
-  LCA-Vision, Inc.                           147,537             203
-  Nastech Pharmaceutical Co., Inc.            52,300             203
   Phillips International Realty
     Corp. REIT                                13,200             203
   Harmon Industries, Inc.                      8,700             201
-  The Rottlund Co.                            50,300             201
-  Spaghetti Warehouse, Inc.                   26,300             201
-  Paul-Son Gaming Corp.                       28,100             198
-  Perini Corp.                                38,400             197
-  Acme Electric Corp.                         40,700             193
-  Frontier Financial Corp.                     4,200             192
-  SEEC, Inc.                                  29,500             190
-  Universal Display Corp.                     47,700             188
-  Adams Golf, Inc.                            45,600             187
   First Bancorp North Carolina                 6,400             186
-  Atlantic Coast Airlines Holdings             7,400             185
-  Medical Assurance, Inc.                      5,610             185
   Bayonne Bancshares, Inc.                    11,000             184
   Cavalry Bancorp, Inc.                        8,600             183
-  High Plains Corp.                          107,997             182
   Mainstreet Financial Corp.                   3,900             181
   Summit Bancshares, Inc.                      9,800             181
   Boddie-Noell Properties Inc.                17,200             180
-  BroadBand Technologies, Inc.                61,000             179
-  MeriStar Hotels & Resorts, Inc.             68,000             179
   Green Mountain Power Corp.                  16,907             178
-  Roy F. Weston, Inc.                         64,600             178
-  American Italian Pasta Co.                   6,700             177
   Greater Delaware Valley
     Savings Bank                              15,100             177

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Artisan Components, Inc.                    32,600      $      173
-  AstroPower, Inc.                            18,000             173
-  Cooper Cos., Inc.                            8,300             172
-  Cellegy Pharmaceuticals, Inc.               48,600             170
-  Osteotech, Inc.                              3,600             167
-  Syntroleum Corp.                            27,000             167
-  Beyond.com Corp.                             8,000             166
-  Interlink Electronics Inc.                  36,800             166
   Redwood Empire Bancorp                       9,700             166
-  Blue Rhino Corp.                             7,400             165
-  Broadway & Seymour, Inc.                    73,500             165
   Penn Engineering &
     Manufacturing Corp. Class A                8,300             164
-  BioSpecifics Technology                     40,800             163
-  Cohesion Technologies, Inc.                 45,003             163
-  Leap Wireless International, Inc.           22,300             162
-  MAI Systems Corp.                           60,275             162
   Newcor, Inc.                                41,580             161
-  USDATA Corp., Inc.                          85,150             160
-  New Era of Networks, Inc.                    3,600             158
-  Telegroup, Inc.                            120,500             158
-  Docucorp International                      25,940             157
-  Enstar Inc.                                 21,266             157
-  Barnwell Industries, Inc.                   13,400             156
-  4Front Technologies, Inc.                   14,100             156
-  Little Switzerland, Inc.                    67,000             155
   Waddell & Reed Financial, Inc.               6,500             154
-  A.S.V., Inc.                                 8,500             152
-  Kevco, Inc.                                 21,000             152
-  Cytogen Corp.                              178,469             151
   Wiser Oil Co.                               75,000             150
-  Bank Plus Corp.                             34,100             149
-  Carson Inc.                                 37,300             149
   Kentucky First Bancorp, Inc.                11,600             149
   Resource Asset Investment
     Trust REIT                                13,500             149
-  ImmuLogic
     Pharmaceutical Corp.                     121,000             147
-  Koala Corp.                                  8,400             146
   Raritan Bancorp, Inc.                        4,200             146
-  Medical Dynamics, Inc.                      63,700             145
   Unity Bancorp, Inc.                         13,125             144
   Mid-Iowa Financial Corp.                    10,560             143
   United Guardian, Inc.                       31,800             143
   Harrodsburg First
     Financial Bancorp                          9,800             142
-  Hawk Corp.-Class A                          17,000             142
-  PSW Technologies. Inc.                      47,300             142
-  Versant Corporation                         65,100             142
-  American Classic Voyager Co.                 8,000             141
-  H.T.E., Inc.                                27,900             140
   Corus Bankshares Inc.                        4,300             139
-  Carrington Labs Inc.                        64,872             138
-  Arch Communications Group, Inc.             94,100             135
-  LINC Capital, Inc.                          16,400             135
-  Catalina Lighting, Inc.                     59,400             134
-  Data Systems & Software, Inc.               50,600             133
-  Forcenergy Inc.                             50,726             133
   Guaranty Federal
     Bancshares, Inc.                          11,400             133
-  IGI, Inc.                                   68,500             133
-  Capital Trust Class A                       22,000             132
-  Fresh Foods Inc.                            27,600             131
-  Seacoast Financial Services Corp.           12,770             131
   Craftmade International, Inc.                7,800             130
-  Precision Systems, Inc.                    109,300             130
-  Celtrix Pharmaceuticals                     75,300             127
-  International Microcomputer
     Software, Inc.                            14,900             124
-  FIRSTPLUS Financial Group, Inc.             44,200             122
-  Four Media Co.                              14,900             121
-  Dataware Technologies, Inc.                 46,600             119
   S.Y. Bancorp, Inc.                           2,500             119
-  Abacus Direct Corp.                          2,600             118
   Chesapeake Energy Corp.                    134,300             118
-  Eclipsys Corp.                               4,000             116
-  U.S. Energy Corp.                           56,870             114
-  XETA Corp.                                   6,500             113
-  Energy Research Corp.                        8,000             112
-  Samsonite Corp.                             20,064             112
-  U.S. Office Products Co.                    29,011             112
-  Safeguard Health Enterprises, Inc.          33,565             111
   Urban Shopping Centers, Inc.
     REIT                                       3,400             111
-  VitalCom Inc.                               42,200             111
-  Strouds, Inc.                               69,100             108
-  Lexington Global Asset
     Managers, Inc.                            27,600             107
-  Hollywood Casino Corp.                     102,600             106
-  Novavax, Inc.                               52,900             106
   Molex, Inc. Class A                          3,241             103
-  Hibbett Sporting Goods, Inc.                 4,200             102
   Peoples BancTrust Co., Inc.                  4,800             102
-  SonoSight, Inc.                              9,879             102
   Heritage Financial Corp.                    10,400             101
-  Monarch Dental Corp.                        25,000             101
-  Cellularvision USA, Inc.                   110,700             100
-  Central Financial
     Acceptance Corp.                          22,900             100
   First of Long Island Corp.                   2,250              99
-  Gliatech Inc.                                3,300              99
   Nutrition for Life International, Inc.      43,900              99
-  Steinway Musical
     Instruments Inc.                           3,800              99
-  Applied Biometrics, Inc.                    11,900              98
   Peoples Holding Co.                          3,000              97
-  Petco Animal Supplies, Inc.                  9,630              97
-  Integral Systems, Inc.                       4,900              95
-  Interface Systems Inc.                      30,300              95
-  Geron Corp.                                  8,600              94
-  Safety First Inc.                           26,900              94
-  Great Plains Software, Inc.                  1,900              92
-  Amylin Pharmaceuticals, Inc.               181,200              91
-  Central Garden and Pet Co.                   6,300              91
   Penncorp Financial Group Inc.               91,400              91
-  Salton/Maxim Housewares, Inc.                3,500              90
-  Spacetec IMC Corp.                          57,600              90
-  Nitches Inc.                                30,128              89
-  CD Warehouse, Inc.                           6,800              88
-  Kelly Oil Corp.                            148,000              88
-  Bolle Inc.                                  43,590              87

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
-  Horizon Medical Products, Inc.              19,200      $       84
-  Modtech, Inc.                                5,500              84
-  Sunburst Hospitality Corp.                  19,666              84
-  Community Capital Corp.                      8,700              83
-  Princeton Video Image, Inc.                 27,300              82
-  Technisource, Inc.                           8,300              82
-  Hitox Corp. of America                      40,700              81
   LSB Bancshares, Inc.                         4,200              81
-  Rainbow Rentals, Inc.                        8,200              81
-  Holophane Corp.                              3,100              80
-  ATEC Group, Inc.                             9,900              78
-  Telular Corp.                              121,300              76
-  Ariel Corp.                                 21,800              75
-  Gold Reserve Corp.                          63,400              75
-  Computron Software, Inc.                    76,500              72
-  Petroleum Heat & Power Co.                  96,500              72
-  Capital Title Group, Inc.                   20,400              70
-  Alpine Group, Inc.                           4,600              69
-  NeoPharm, Inc.                               5,700              69
-  Service Merchandise Co., Inc.              241,499              68
-  Truevision Inc.                             77,400              68
   Worthington Foods                            3,600              68
-  Coda Music Technology, Inc.                 51,100              67
   Price Enterprises, Inc.                     12,668              67
-  Clean Harbors Inc.                          43,500              65
-  Donnkenny, Inc.                             34,600              65
-  Expert Software Inc.                        31,800              65
-  Cytoclonal Pharmaceutics Inc.                9,300              64
-  Dental Care Alliance, Inc.                   5,300              64
   Ecology and Environment, Inc.                6,925              64
-  Mattson Technology, Inc.                    11,000              64
   Great Southern
     Bancorp, Inc.                              2,600              63
-  SCB Computer Technology, Inc.                6,400              63
-  Technical Communications Corp.              14,000              63
-  Viisage Technology, Inc.                    50,000              63
   Coast Bancorp                                1,900              62
   Belmont Bancorp.                             2,900              61
   Cabot Industrial Trust                       3,000              61
-  Forrester Research, Inc.                     1,400              61
-  Kendle International Inc.                    2,600              61
   America First Mortgage
     Investments, Inc. REIT                    13,100              60
   FNB Financial Services Corp.                 3,600              60
-  Avatex Corp.                                58,402              58
-  Data Transmission Network Corp.              2,000              58
-  SCC Communications Corp.                    12,300              58
-  Coulter Pharmaceutical, Inc.                 1,900              57
-  Ecogen, Inc.                                32,940              56
-  Hanger Orthopedic Group, Inc.                2,500              56
   The Ackerley Group, Inc.                     3,000              55
-  Chase Industries, Inc.                       5,200              54
   The First Years Inc.                         3,400              54
-  Florida Banks, Inc.                          7,000              54
   Liberte Investors, Inc.                     16,000              54
-  Mediware Information
     Systems, Inc.                              5,400              54
-  Trimedyne, Inc.                             60,000              54
-  Rimage Corp.                                 4,200              53
   California Independent Bancorp               2,578              52
-  EA Engineering Sciences and
     Technology Inc.                           41,700              52
-  Female Health Co.                           37,600              52
   Little Falls Bancorp, Inc.                   2,600              52
   Wainwright Bank & Trust Co.                  7,000              52
-  AML Communications, Inc.                    38,600              51
-  Golden Books Family
     Entertainment, Inc.                      162,600              51
-  Mego Financial Corp.                        52,500              51
-  Royal Gold, Inc.                            14,000              51
-  Display Technologies, Inc.                   6,785              50
-  Comstock Bancorp                             5,000              49
-  Koo Koo Roo Enterprises, Inc.               87,300              49
-  Shoe Pavilion, Inc.                          6,400              48
   Timberland Bancorp, Inc.                     3,900              48
-  CDnow, Inc.                                  2,600              47
-  Cellular Technical Services Co.            135,650              47
-  Oriole Homes Corp. Class B                  19,300              46
   F.N.B. Corp.                                 1,600              45
-  Quanta Services, Inc.                        2,000              44
-  American Wagering, Inc.                      5,300              43
-  Coastal Physician Group, Inc.              124,200              43
-  Digital Link Corp.                           8,200              43
-  e-Net, Inc.                                  8,100              43
-  Intelligent Medical Imaging, Inc.           86,700              43
   Liberty Homes, Inc.                          4,000              43
-  Uranium Resources, Inc.                     85,568              43
-  Abgenix, Inc.                                2,600              42
-  Metrologic Instruments, Inc.                 3,400              40
-  National Discount Brokers
     Group, Inc.                                2,000              40
-  Dispatch Management
     Services Corp.                             9,500              39
-  OnHealth Network Co.                         7,700              39
-  American Coin Merchandising, Inc.            6,500              38
-  1-800 CONTACTS, INC.                         2,100              38
-  Segue Software, Inc.                         1,900              38
-  Decora Industries, Inc.                      4,800              37
   Lindsay Manufacturing Co.                    2,500              37
-  Vornado Operating Inc.                       4,529              37
-  Checkers Drive-In Restaurant               104,400              36
-  Geneva Steel Class A                        70,900              35
   Independent Bank Corp.                       1,700              34
-  Mysoftware Co.                               3,000              34
-  Outlook Group Corp.                          8,000              34
-  Zenith Electronics Corp.                   131,973              34
-  Genzyme Molecular Oncology                   9,851              32
-  President Casinos                           26,213              31
   Harbor Federal Bancorp, Inc.                 1,500              30
-  Progress Software Corp.                        900              30
-  Q-Med, Inc.                                  9,800              30
-  TSR, Inc.                                    2,900              30
-  Agri-Nutrition Group Ltd.                   27,100              29
-  Acadia Realty Trust REIT                     5,300              28
-  Monaco Coach Corp.                           1,050              28
   Washington Trust Bancorp, Inc.               1,300              28
   Commercial Net Lease Realty REIT             2,000              27
-  NetGravity, Inc.                             1,600              27
-  Puma Technology, Inc.                        8,100              27
   J.M. Smucker Co. Class B                     1,200              27

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Ceres Group, Inc.                            2,500      $       26
-  Energy Biosystems Corp                      12,414              26
-  Let's Talk Cellular & Wireless, Inc.         7,900              26
-  Showpower, Inc.                              3,000              26
-  United Payors & United
     Providers, Inc.                              900              26
-  Agritope, Inc.                              19,220              25
-  Miami Computer Supply Corp.                  1,000              25
-  Navarre Corp.                                2,500              25
   Peoples Bank                                 1,007              25
-  Solv-Ex Corp.                               94,134              24
-  BWC Financial Corp.                          1,100              23
   First Southern Bancshares                    1,600              23
-  Orphan Medical, Inc.                         3,000              23
-  Paracelsus Healthcare Corp.                 15,000              23
-  Electronic Processing, Inc.                  2,200              22
   Ramapo Financial Corp.                       2,000              22
   Bandag, Inc. Class A                           600              21
-  Boston Chicken, Inc.                        66,900              21
   Bowl America, Inc. Class A                   3,000              21
-  Carleton Corp.                              18,100              21
   Ohio Valley Banc Corp.                         500              21
-  The Right Start, Inc.                        5,100              21
-  V.I. Technologies, Inc.                      2,000              21
   Niagara Bancorp, Inc.                        1,900              20
-  Allied Devices Corp.                        11,200              19
   Carolina Southern Bank                       1,100              19
-  Fourth Shift Corp.                           4,300              19
   Hubbell Inc. Class A                           500              19
-  NewStar Media, Inc.                         24,500              19
-  Onix Systems Inc.                            3,000              19
-  BioLase Technology, Inc.                     8,500              18
-  Cardinal Financial Corp.                     2,800              18
-  GateField Corp.                             25,388              18
-  PacificAmerica Money
     Center, Inc.                              40,900              18
   Republic Banking Corp. of Florida            1,700              18
   FNB CORP.                                      600              17
   Prime Bancshares, Inc.                       1,000              17
   First Midwest Financial, Inc.                1,050              16
-  Heartland Express, Inc.                        900              16
-  Information Holdings Inc.                    1,000              16
-  Caprius, Inc.                               53,380              15
-  Horizon Group Properties, Inc.
     REIT                                       3,865              15
-  NSC Corp.                                   14,815              15
-  Europa Cruises Corp.                        48,700              14
-  Famous Dave's of America, Inc.               4,900              14
-  Food Technology Service, Inc.                6,000              14
   L. S. Starrett Co. Class B                     400              14
-  Heartland Technology, Inc                    2,300              13
-  Marvel Entertainment Group                  87,034              13
   Mobile America Corp.                         3,400              13
-  American Aircarriers Support, Inc.           1,200              12
-  Advance Paradigm, Inc.                         300              11
-  Astronics Corp.                              1,100              11
-  Cosmetic Center, Inc. Class C                8,019              11
-  Gradco Systems, Inc.                         4,000              11
-  Merry Land Properties, Inc.                  3,065              11
-  Success Bancshares, Inc.                     1,000              11
-  Excalibur Technologies Corp.                 1,700              10
-  Netsmart Technologies, Inc.                  3,733              10
   Reader's Digest Assn., Inc. Class B            400              10
-  America Service Group Inc.                     700               9
-  American Homestar Corp.                        600               9
-  Kaiser Ventures Inc.                         1,000               9
-  Santa Barbara Restaurant Group               2,300               9
-  Software Publishing Corp.
     Holdings, Inc.                             7,992               9
-  Superconductor Technologies Inc.             2,300               9
-  Waterlink, Inc.                              2,500               9
-  Glacier Water Services, Inc.                   300               8
-  Hoenig Group, Inc.                           1,100               8
-  Hudson Technology, Inc.                      5,600               8
-  Matthews Studio Equipment Group              2,500               8
-  The Middleby Corp.                           2,300               8
-  nVIEW Corp.                                 25,049               7
-  V-One Corp.                                  2,500               7
-  World Corp.                                 49,900               7
-  Applied Digital Access, Inc.                 2,300               6
-  Biospherics, Inc.                              900               6
-  Globecomm Systems, Inc.                      1,000               6
-  International Lottery & Totalizator
     Systems, Inc.                             17,200               6
-  OMNI Energy Services Corp.                   1,400               6
-  Patina Oil & Gas Corp. Warrants
     Exp. 5/1/2001                             18,484               6
-  SMC Corp.                                    1,400               6
-  WPI Group, Inc.                              1,500               6
-  Continucare Corp.                            3,000               5
-  Cytel Corp.                                  2,200               5
-  Salant Corp.                                99,500               5
-  Aquila Biopharmaceuticals, Inc.                920               4
-  Charles River Associates Inc.                  200               4
   1st Bancorp (Indiana)                          100               4
-  Prolong International Corp.                  2,500               4
-  Zamba Corp.                                  2,300               4
-  E-Z-EM, Inc. Class A                           500               3
-  Purus, Inc.                                  3,000               3
-  TEI, Inc.                                    1,900               3
-  Medtox Scientific Inc.                       8,400               2
-  Westmark Group Holdings, Inc.                  800               2
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $2,558,487)                                        3,316,354
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.8%)(1)

----------------------------------------------------------------------
                                                 Face
                                               Amount
                                                (000)
----------------------------------------------------------------------
U.S. Treasury Bill
(2)  3.887%, 1/21/1999                     $    2,500           2,495
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999                             45,315          45,315
   4.77%, 1/4/1999--Note G                    285,098         285,098
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $332,908)                                            332,908
----------------------------------------------------------------------
TOTAL INVESTMENTS (107.5%)
   (COST $2,891,395)                                        3,649,262
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                               MARKET
EXTENDED MARKET                                                VALUE*
INDEX FUND                                                      (000)
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-7.5%)
----------------------------------------------------------------------
Receivables for Investment Securities Sold                 $  143,690
Other Assets--Note B                                           19,021
Security Lending Collateral Payable to
   Brokers--Note G                                           (285,098)
Other Liabilities                                            (131,716)
                                                          ------------
                                                             (254,103)
----------------------------------------------------------------------
NET ASSETS (100%)                                          $3,395,159
======================================================================

 *SEE NOTE A IN NOTES TO FINANCIAL STATEMENTS.

 -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 99.6% and 7.9%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

----------------------------------------------------------------------
                                                               AMOUNT
                                                                (000)
----------------------------------------------------------------------
  AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
  Paid in Capital                                          $2,458,296
  Overdistributed Net Investment Income                          (133)
  Accumulated Net Realized Gains                              176,135
  Unrealized Appreciation--Note F
   Investment Securities                                      757,867
   Futures Contracts                                            2,994
----------------------------------------------------------------------
  NET ASSETS                                               $3,395,159
======================================================================


  Investor Shares--Net Assets
  Applicable to 95,929,215 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                               $2,938,675
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
   INVESTOR SHARES                                             $30.63
======================================================================


  Institutional Shares--Net Assets
  Applicable to 14,901,131 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                 $456,484
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                                        $30.63
======================================================================

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
MID-CAP INDEX FUND                             SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (96.3%)(1)
----------------------------------------------------------------------
   AFLAC, Inc.                                 70,500      $    3,102
-  Office Depot, Inc.                          65,200           2,408
-  Network Associates, Inc.                    34,600           2,292
   McKesson Corp.                              26,400           2,087
   Cintas Corp.                                28,000           1,972
   Harley-Davidson, Inc.                       40,700           1,928
   Linear Technology Corp.                     20,000           1,791
-  Cadence Design Systems, Inc.                59,100           1,758
-  Lexmark International Group, Inc.
     Class A                                   17,400           1,749
   Century Telephone
     Enterprises, Inc.                         24,500           1,654
   Marshall & Ilsley Corp.                     28,200           1,648
-  Best Buy Co., Inc.                          26,800           1,645
-  Biogen, Inc.                                19,600           1,627
   SouthTrust Corp.                            44,000           1,625
-  Altera Corp.                                25,900           1,577
   Molex, Inc.                                 41,300           1,575
   Washington Post Co. Class B                  2,700           1,560
-  Maxim Integrated Products, Inc.             34,800           1,520
-  Watson Pharmaceuticals, Inc.                23,800           1,496
   PaineWebber Group, Inc.                     38,100           1,472
-  Health Management Associates
     Class A                                   66,900           1,447
   Kansas City Southern
     Industries, Inc.                          29,200           1,436
   Stryker Corp.                               25,700           1,415
   Allegiance Corp.                            30,000           1,399
   Cincinnati Bell, Inc.                       36,400           1,376
-  Analog Devices, Inc.                        43,400           1,362
   CMS Energy Corp.                            27,600           1,337
   KeySpan Energy Corp.                        42,300           1,311
   Tyson Foods, Inc.                           61,600           1,309
   Old Kent Financial Corp.                    28,045           1,304
-  Starbucks Corp.                             23,200           1,302
-  Bed Bath & Beyond, Inc.                     36,900           1,259
-  ADC Telecommunications, Inc.                36,000           1,251
-  Chiron Corp.                                47,700           1,249
-  Xilinx, Inc.                                19,100           1,244
   Charter One Financial                       44,775           1,243
   Zions Bancorp                               19,900           1,241
   First Tennessee National Corp.              32,500           1,237
-  American Power
     Conversion Corp.                          25,500           1,235
-  Saks Inc.                                   37,922           1,197
   Vulcan Materials Co.                         8,900           1,171
   Florida Progress Corp.                      25,900           1,161
-  Forest Laboratories, Inc.                   21,800           1,159
   Leggett & Platt, Inc.                       52,500           1,155
-  Allied Waste Industries, Inc.               48,800           1,153
   First Security Corp.                        49,000           1,145
-  Intuit, Inc.                                15,800           1,145
   Allegheny Energy, Inc.                      32,700           1,128
-  Fiserv, Inc.                                21,900           1,126
   Reliastar Financial Corp.                   24,300           1,121
   AMBAC Financial Group Inc.                  18,600           1,119
   El Paso Energy Corp.                        32,100           1,117
-  SunGard Data Systems, Inc.                  28,100           1,115
-  Quintiles Transnational Corp.               20,800           1,110
-  Citrix Systems, Inc.                        11,400           1,107
-  Sterling Commerce, Inc.                     24,500           1,102
-  NCR Corp.                                   26,200           1,094
   T. Rowe Price                               31,900           1,093
-  Robert Half International, Inc.             24,400           1,090
   Mylan Laboratories, Inc.                    34,400           1,084
-  Genzyme Corp.                               21,600           1,075
   Federal-Mogul Corp.                         18,000           1,071
   Tosco Corp.                                 40,800           1,056
-  U.S. Filter Corp.                           45,837           1,049
   Hillenbrand Industries, Inc.                17,900           1,018
   Family Dollar Stores, Inc.                  46,000           1,012
   Symbol Technologies, Inc.                   15,700           1,004
   TECO Energy, Inc.                           35,300             995
   LG&E Energy Corp.                           34,700             982
-  Abercrombie & Fitch Co.                     13,800             976
-  PacifiCare Health Systems, Inc.
     Class B                                   12,200             970
   Wisconsin Energy Corp.                      30,800             968
-  Synopsys, Inc.                              17,800             966
-  QUALCOMM, Inc.                              18,600             964
   Pinnacle West Capital Corp.                 22,700             962
-  Quantum Corp.                               45,000             956
   Energy East Corp.                           16,900             955
   NIPSCO Industries, Inc.                     31,300             953
-  Teradyne, Inc.                              22,500             953
-  Storage Technology Corp.                    26,700             950
   Bergen Brunswig Corp. Class A               27,000             942
   A.G. Edwards & Sons, Inc.                   25,200             939
   DPL Inc.                                    43,100             932
-  SCI Systems, Inc.                           16,100             930
-  Electronic Arts Inc.                        16,300             915
   Shaw Industries, Inc.                       37,700             914
   North Fork Bancorp, Inc.                    38,100             912
   SCANA Corp.                                 27,600             890
   Green Point Financial Corp.                 25,300             889
-  Gulfstream Aerospace Corp.                  16,600             884
-  Centocor, Inc.                              18,900             853
-  Comverse Technology, Inc.                   11,900             845
   Omnicare, Inc.                              24,000             834
   Potomac Electric Power Co.                  31,700             834
   Montana Power Co.                           14,700             831
   Old Republic International Corp.            36,500             821
   Dime Bancorp, Inc.                          30,600             809
-  Siebel Systems, Inc.                        23,800             808
   Viad Corp.                                  26,600             808
   Sonoco Products Co.                         27,200             806
-  Concord EFS, Inc.                           19,000             805
   FINOVA Group, Inc.                          14,900             804
-  Litton Industries, Inc.                     12,200             796
   Dial Corp.                                  27,500             794
-  Barnes & Noble, Inc.                        18,400             782
   Martin Marietta Materials, Inc.             12,500             777
   New England Electric System                 16,000             770
   Sundstrand Corp.                            14,700             763
-  Keane, Inc.                                 18,900             755
-  Promus Hotel Corp.                          22,900             741
-  Sybron International Corp.                  27,100             737
   Telephone & Data Systems, Inc.              16,400             737
   International Game Technology               30,100             732
   American Water Works Co., Inc.              21,600             729
   Hibernia Corp. Class A                      41,900             728

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
MID-CAP INDEX FUND                             SHARES           (000)
----------------------------------------------------------------------
   Solutia, Inc.                               32,500      $      727
   IBP, Inc.                                   24,900             725
   Transocean Offshore, Inc.                   27,000             724
   American Financial Group, Inc.              16,400             720
   Conectiv, Inc.                              28,800             706
-  Lear Corp.                                  17,900             689
   Protective Life Corp.                       17,300             689
   Comdisco, Inc.                              40,700             687
-  Arrow Electronics, Inc.                     25,700             686
   Mercantile Bankshares Corp.                 17,800             685
   Whitman Corp.                               27,000             685
   MidAmerican Energy Co.                      25,300             680
-  American Standard Cos., Inc.                18,900             679
   Hubbell Inc. Class B                        17,700             673
   IPALCO Enterprises, Inc.                    12,100             671
   Consolidated Papers                         24,300             668
   Interstate Energy Corp.                     20,700             668
-  Nova Corp. (Georgia)                        19,256             668
   Diebold, Inc.                               18,500             660
   IMC Global Inc.                             30,700             656
   Hormel Foods Corp.                          19,800             648
   A. H. Belo Corp. Class A                    32,400             646
-  Total Renal Care Holdings, Inc.             21,800             644
   Flowers Industries, Inc.                    26,800             642
-  Dollar Tree Stores, Inc.                    14,600             638
   First Virginia Banks, Inc.                  13,500             634
-  Lincare Holdings, Inc.                      15,600             633
   Puget Sound Energy Inc.                     22,700             633
   OGE Energy Corp.                            21,700             629
-  Snyder Communications, Inc.                 18,500             624
-  Jones Apparel Group, Inc.                   28,200             622
-  U.S. Foodservice                            12,700             622
   CCB Financial Corp.                         10,900             621
   McCormick & Co., Inc.                       18,200             615
   Southdown, Inc.                             10,336             612
   Sovereign Bancorp, Inc.                     42,900             611
   Hannaford Brothers Co.                      11,400             604
   Bowater Inc.                                14,500             601
   UtiliCorp United, Inc.                      16,200             594
   The Timber Co.                              24,900             593
   Stewart Enterprises, Inc. Class A           26,400             587
   Associated Banc-Corp.                       17,050             583
-  Sterling Software, Inc.                     21,400             579
   Herman Miller, Inc.                         21,500             578
   Premark International, Inc.                 16,600             575
   Ultramar Diamond
     Shamrock Corp.                            23,600             572
   TCF Financial Corp.                         23,400             566
   Avnet, Inc.                                  9,300             563
-  Northeast Utilities                         35,100             562
   Wilmington Trust Corp.                       9,000             555
-  Tech Data Corp.                             13,700             551
-  SPX Corp.                                    8,200             549
-  CalEnergy Co.                               15,400             534
-  STERIS Corp.                                18,400             523
-  FORE Systems, Inc.                          28,500             522
   Clayton Homes Inc.                          37,500             518
-  Borders Group, Inc.                         20,700             516
   Manpower Inc.                               20,400             514
-  Outback Steakhouse                          12,700             506
   Pacific Century Financial Corp.             20,700             505
   Cabot Corp.                                 17,800             497
   GATX Corp.                                  13,100             496
   Interstate Bakeries Corp.                   18,600             492
   Keystone Financial, Inc.                    13,300             492
   City National Corp.                         11,800             491
   COMSAT Corp.                                13,600             490
-  Brinker International, Inc.                 16,900             488
-  Weatherford International, Inc.             25,195             488
   Everest Reinsurance
     Holdings, Inc.                            12,300             479
   Murphy Oil Corp.                            11,600             478
-  Agouron Pharmaceuticals, Inc.                8,100             476
   Kansas City Power & Light Co.               16,000             474
   Tiffany & Co.                                9,100             472
-  Microchip Technology, Inc.                  12,700             470
-  Policy Management
     Systems Corp.                              9,300             470
   Sotheby's Holdings Class A                  14,700             470
   Ross Stores, Inc.                           11,800             465
   CNF Transportation, Inc.                    12,300             462
   Illinova Corp.                              18,500             462
   Reynolds & Reynolds Class A                 20,100             461
-  Westpoint Stevens, Inc.                     14,600             461
   TCA Cable TV, Inc.                          12,900             460
   Dole Food Co.                               15,300             459
   RPM Inc. (Ohio)                             28,600             458
   Airborne Freight Corp.                      12,500             451
-  BJ's Wholesale Club, Inc.                    9,700             449
   ICN Pharmaceuticals, Inc.                   19,800             448
   National Fuel Gas Co.                        9,900             447
   Teleflex Inc.                                9,700             443
-  Informix Corp.                              44,500             439
-  Covance, Inc.                               15,000             437
-  Noble Drilling Corp.                        33,800             437
   Fastenal Co.                                 9,800             431
   Trinity Industries, Inc.                    11,200             431
   KN Energy, Inc.                             11,800             429
-  PLATINUM technology, Inc.                   22,300             426
-  Suiza Foods Corp.                            8,300             423
   York International Corp.                    10,300             420
-  Modis Professional Services Inc.            28,900             419
   Provident Financial Group, Inc.             11,100             419
   Dean Foods Corp.                            10,200             416
-  ACNielson Corp.                             14,700             415
   Questar Corp.                               21,300             413
-  Global Marine, Inc.                         44,800             412
-  Payless ShoeSource, Inc.                     8,700             412
   Minnesota Power, Inc.                        9,300             409
-  Trigon Healthcare, Inc.                     10,900             407
-  Chris-Craft Industries, Inc.                 8,400             405
   Carlisle Co., Inc.                           7,800             403
-  Sepracor Inc.                                4,600             403
   Beckman Coulter, Inc.                        7,400             401
   First Brands Corp.                          10,100             398
-  Atmel Corp.                                 25,700             394
   Pentair, Inc.                                9,900             394
-  OfficeMax, Inc.                             32,300             392
   MCN Energy Group Inc.                       20,500             391
   The Warnaco Group, Inc. Class A             15,400             389
   Crompton & Knowles Corp.                    18,600             385
   The PMI Group Inc.                           7,800             385

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   HON Industries, Inc.                        15,900      $      381
   ENSCO International, Inc.                   35,500             379
   Meritor Automotive, Inc.                    17,800             377
-  PSS World Medical, Inc.                     16,400             377
   Aliant Communications, Inc.                  9,200             376
-  Foundation Health Systems
     Class A                                   31,500             376
-  IVAX Corp.                                  30,200             376
-  Apollo Group, Inc. Class A                  10,900             369
   Houghton Mifflin Co.                         7,800             369
   Cracker Barrel Old Country
     Stores, Inc.                              15,800             368
   Media General, Inc. Class A                  6,900             366
-  Furniture Brands International Inc.         13,400             365
   Lubrizol Corp.                              14,200             365
   Lee Enterprises, Inc.                       11,500             362
   Noble Affiliates, Inc.                      14,700             362
   Universal Foods Corp.                       13,200             362
   Lyondell Chemical Co.                       19,900             358
   AK Steel Corp.                              15,200             357
-  Nabors Industries, Inc.                     26,000             353
   Cordant Technologies, Inc.                   9,400             352
   IDACORP, Inc.                                9,700             351
   DENTSPLY International Inc.                 13,600             350
   Harsco Corp.                                11,500             350
   Nevada Power Co.                            13,200             343
   Olin Corp.                                  12,100             343
   AGL Resources Inc.                          14,800             341
   Tidewater Inc.                              14,600             339
   Pittston Brink's Group                      10,600             338
   Borg-Warner Automotive, Inc.                 6,000             335
-  Corrections Corp. of America                19,000             335
-  Cambridge Technology Partners               15,100             334
   Hawaiian Electric Industries Inc.            8,300             334
   Kaydon Corp.                                 8,300             333
   Rayonier Inc.                                7,200             331
   Federal Signal Corp.                        11,700             320
   Washington Gas Light Corp.                  11,800             320
   Ogden Corp.                                 12,700             318
-  CompUSA, Inc.                               24,200             316
   HSB Group Inc.                               7,600             312
   Lancaster Colony Corp.                       9,700             312
-  Pennzoil-Quaker State Co.                   21,095             312
-  Smith International, Inc.                   12,400             312
-  Symantec Corp.                              14,300             311
-  Oxford Health Plan                          20,800             309
   Unifi, Inc.                                 15,800             309
   Universal Corp.                              8,700             306
   Valero Energy Corp.                         14,400             306
-  Micro Warehouse Inc.                         9,000             304
   Newport News Shipbuilding Inc.               9,100             304
   Kelly Services, Inc. Class A                 9,500             302
-  Alaska Air Group, Inc.                       6,800             301
   Wallace Computer Services, Inc.             11,200             295
-  BJ Services Co.                             18,700             292
   Varian Associates, Inc.                      7,700             292
   Albemarle Corp.                             12,120             288
-  General Nutrition Cos., Inc.                17,600             286
-  Circus Circus Enterprises Inc.              24,600             281
   Precision Castparts Corp.                    6,300             279
-  Vlasic Foods International, Inc.            11,700             279
   Bob Evans Farms, Inc.                       10,600             276
   Ruddick Corp.                               12,000             276
   Modine Manufacturing Co.                     7,600             275
-  GTech Holdings Corp.                        10,700             274
   Claire's Stores, Inc.                       13,100             269
-  Jacobs Engineering Group Inc.                6,600             269
   GenCorp, Inc.                               10,700             267
   Arvin Industries, Inc.                       6,300             263
   Alexander & Baldwin, Inc.                   11,200             260
   Donaldson Co., Inc.                         12,500             259
-  Vishay Intertechnology, Inc.                17,475             253
-  First Health Group Corp.                    15,200             252
   Tecumseh Products Co. Class A                5,400             252
   Wausau-Mosinee Paper Corp.                  14,000             248
-  Vanguard Cellular Systems, Inc.
     Class A                                    9,500             245
-  Quorum Health Group, Inc.                   18,600             241
   Granite Construction Co.                     7,150             240
   Ferro Corp.                                  9,200             239
-  Cytec Industries, Inc.                      11,200             238
   Witco Chemical Corp.                        14,900             237
   Minerals Technologies, Inc.                  5,700             233
   Carter-Wallace, Inc.                        11,700             230
   Bandag, Inc.                                 5,700             228
   Pioneer Natural Resources Co.               25,900             227
-  Wisconsin Central
     Transportation Corp.                      13,200             227
   Public Service Co. of New Mexico            10,900             223
   The Standard Register Co.                    7,100             220
   ASA Holdings Inc.                            7,100             217
-  Lands' End, Inc.                             7,900             213
   J.B. Hunt Transport Services, Inc.           9,100             209
-  Scholastic Corp.                             3,900             209
-  UCAR International, Inc.                    11,600             207
   Banta Corp.                                  7,500             205
   Chesapeake Corp. of Virginia                 5,500             203
   Nordson Corp.                                3,900             200
   Cleco Corp.                                  5,800             199
   Callaway Golf Co.                           19,400             199
   Superior Industries
     International, Inc.                        7,100             197
   Carpenter Technology Corp.                   5,700             193
   Indiana Energy, Inc.                         7,766             191
   Ametek Aerospace Products Inc.               8,500             190
   Dexter Corp.                                 6,000             189
   A. Schulman Inc.                             8,300             188
   J.M. Smucker Co. Class A                     7,600             188
-  Cypress Semiconductor Corp.                 22,200             185
-  Imation Corp.                               10,500             184
   Mark IV Industries, Inc.                    14,100             183
   Church & Dwight, Inc.                        5,000             180
-  Beverly Enterprises, Inc.                   26,400             178
   H.B. Fuller Co.                              3,700             178
-  Burlington Industries, Inc.                 16,000             176
   CalMat Co.                                   5,600             173
-  Structural Dynamics
     Research Corp.                             8,700             173
-  Perrigo Co.                                 19,200             169
-  Ocean Energy, Inc.                          26,100             165
   Flowserve Corp.                              9,900             164
   M.A. Hanna Co.                              13,300             164

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
MID-CAP INDEX FUND                             SHARES           (000)
----------------------------------------------------------------------
   Kennametal, Inc.                             7,700      $      164
-  Airgas, Inc.                                18,200             163
-  Cirrus Logic                                16,500             162
-  Sequa Corp. Class A                          2,700             162
   CMP Group Inc.                               8,400             159
   Olsten Corp.                                21,000             155
   Lance, Inc.                                  7,700             154
   Longview Fibre Co.                          13,300             154
   Overseas Shipholding Group Inc.              9,500             153
   Albany International Corp.                   7,988             151
   Black Hills Corp.                            5,600             148
-  Nine West Group, Inc.                        9,300             145
-  Ranger Oil Ltd.                             32,500             144
-  Sequent Computer Systems, Inc.              11,900             144
-  Sbarro, Inc.                                 5,300             139
   Rollins, Inc.                                7,900             138
   P.H. Glatfelter Co.                         10,900             135
-  Sensormatic Electronics Corp.               19,300             134
-  Mentor Graphics Corp.                       15,700             133
   Unisource Worldwide, Inc.                   18,100             131
-  Concentra Managed Care                      12,200             130
-  Integrated Device Technology Inc.           21,200             130
-  Varco International, Inc.                   16,700             129
   Georgia Gulf Corp.                           8,000             128
-  Apria Healthcare                            14,100             126
   Ethyl Corp.                                 21,600             126
   International Multifoods Corp.               4,800             124
   AGCO Corp.                                  15,400             121
-  Buffets Inc.                                10,100             121
   Cleveland-Cliffs Iron Co.                    2,900             117
-  Maxxam Inc.                                  2,000             115
   Watts Industries Class A                     6,900             115
-  Convergys Corp.                              4,900             110
-  Acuson Corp.                                 7,200             107
   Dreyer's Grand Ice Cream, Inc.               7,100             107
   Arnold Industries, Inc.                      6,500             105
-  Seagull Energy Corp.                        16,400             104
   Heilig-Meyers Co.                           15,400             103
   Lawter International Inc.                    8,600             100
   Enesco Group, Inc.                           4,100              95
-  Magnatek                                     8,200              95
   Inland Steel Industries, Inc.                5,585              94
-  Lone Star Steakhouse &
     Saloon, Inc.                              10,100              93
   NCH Corp.                                    1,500              89
   Wellman, Inc.                                8,100              83
   Oregon Steel Mills, Inc.                     6,700              80
   Calgon Carbon Corp.                         10,100              76
-  Information Resources, Inc.                  7,300              74
   OEA, Inc.                                    6,000              71
   Stewart & Stevenson
     Services, Inc.                             7,200              70
-  Parker Drilling Co.                         19,800              63
-  Legato Systems, Inc.                           400              26
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $226,416)                                            235,228
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                 FACE          MARKET
                                               AMOUNT          VALUE*
                                                (000)           (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.6%)(1)
----------------------------------------------------------------------
U.S. TREASURY BILL
(2)  3.887%-4.582%, 1/21/1999                 $   200             200
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999                              5,840           5,840
   4.77%, 1/4/1999--Note G                        423             423
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $6,463)                                                6,463
----------------------------------------------------------------------
TOTAL INVESTMENTS (98.9%)
   (COST $232,879)                                            241,691
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (1.1%)                        2,654
----------------------------------------------------------------------
NET ASSETS (100%)                                            $244,345
======================================================================

 *See Note A in Notes to Financial Statements.

 -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 97.2% and 1.7%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Security segregated as initial margin for open futures contracts.

----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                          $241,691
Receivables for Investment Securities Sold                     27,072
Other Assets--Note B                                            6,828
                                                           -----------
    Total Assets                                              275,591
                                                           -----------
LIABILITIES
Payables for Investment Securities Purchased                   30,190
Other Liabilities--Note G                                       1,056
                                                           -----------
    Total Liabilities                                          31,246
----------------------------------------------------------------------
  NET ASSETS (100%)                                          $244,345
======================================================================

----------------------------------------------------------------------
                                                               AMOUNT
                                                                (000)
----------------------------------------------------------------------
  AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
  Paid in Capital                                            $220,564
  Overdistributed Net Investment Income                           (29)
  Accumulated Net Realized Gains                               14,760
  Unrealized Appreciation--Note F
   Investment Securities                                        8,812
   Futures Contracts                                              238
----------------------------------------------------------------------
  NET ASSETS                                                 $244,345
======================================================================

  Investor Shares--Net Assets
  Applicable to 19,066,068 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                 $205,657
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
   INVESTOR SHARES                                             $10.79
======================================================================
  Institutional Shares--Net Assets
  Applicable to 3,585,767 outstanding $.001
   par value shares of beneficial interest
   (unlimited authorization)                                  $38,688
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
   INSTITUTIONAL SHARES                                        $10.79
======================================================================

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                           SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (96.6%)(1)
----------------------------------------------------------------------
-  American Tower Corp. Class A               322,160      $    9,524
-  Network Appliance, Inc.                    210,100           9,422
-  Legato Systems, Inc.                       128,200           8,453
-  Nova Corp. (Georgia)                       239,837           8,319
-  Lycos, Inc.                                146,800           8,157
-  MedImmune Inc.                              81,700           8,124
-  Sepracor Inc.                               92,600           8,108
-  Rational Software Corp.                    299,479           7,936
-  NTL Inc.                                   140,067           7,905
-  Express Scripts                            117,200           7,867
-  Electronics for Imaging, Inc.              183,700           7,348
-  CSG Systems International, Inc.             88,300           6,976
   New Plan Excel Realty Trust REIT           309,100           6,858
-  PMC Sierra Inc.                            106,200           6,704
   Adolph Coors Co. Class B                   118,600           6,693
-  Microchip Technology, Inc.                 177,700           6,575
-  Premier Parks Inc.                         215,800           6,528
-  Valassis Communications, Inc.              125,800           6,494
-  CMGI Inc                                    60,500           6,443
-  Devry, Inc.                                208,600           6,388
-  Agouron Pharmaceuticals, Inc.              107,706           6,328
   Reinsurance Group of
     America, Inc.                             86,300           6,041
-  Novellus Systems, Inc.                     118,200           5,851
-  Covance, Inc.                              199,500           5,810
-  Winstar Communications, Inc.               148,500           5,791
-  USWeb Corp.                                218,600           5,766
   National Data Corp.                        118,200           5,755
-  Western Wireless Corp. Class A             261,400           5,751
-  E*TRADE Group, Inc.                        122,900           5,749
   First American Financial Corp.             178,900           5,747
-  American Management
     Systems, Inc.                            143,000           5,720
-  SPX Corp.                                   85,200           5,708
-  Acxiom Corp.                               182,930           5,671
-  PSS World Medical, Inc.                    236,762           5,446
   Minnesota Power, Inc.                      122,000           5,368
   First Brands Corp.                         136,100           5,367
-  Jabil Circuit, Inc.                         71,200           5,313
-  Linens 'n Things, Inc.                     133,200           5,278
-  Informix Corp.                             530,100           5,235
   WestAmerica Bancorporation                 141,900           5,215
   Old National Bancorp                        92,572           5,161
   FelCor Lodging Trust, Inc. REIT            221,122           5,100
   Aliant Communications, Inc.                124,500           5,089
-  Gentex Corp.                               251,400           5,028
   CNB Bancshares, Inc.                       107,745           5,024
   Cullen/Frost Bankers, Inc.                  90,780           4,982
   Applied Power, Inc.                        130,195           4,915
   Ball Corp.                                 106,800           4,886
   MDU Resources Group, Inc.                  184,887           4,865
-  Rambus Inc.                                 50,200           4,832
   Universal Foods Corp.                      175,700           4,821
   Lee Enterprises, Inc.                      152,900           4,816
   Commercial Federal Corp.                   206,751           4,794
-  Plantronics, Inc.                           55,600           4,782
   IDACORP, Inc.                              131,200           4,748
   Peoples Energy Corp.                       118,625           4,730
-  Transaction Systems
     Architects, Inc.                          94,200           4,710
   General Growth Properties Inc.
     REIT                                     122,700           4,647
   Earthgrains Co.                            149,844           4,636
-  AmeriSource Health Corp.                    71,000           4,615
-  SkyTel Communications, Inc.                207,500           4,591
   Nevada Power Co.                           176,400           4,586
   Washington Gas Light Corp.                 165,900           4,500
   AGL Resources Inc.                         194,700           4,490
-  International Network Services              67,500           4,489
   Sotheby's Holdings Class A                 139,500           4,464
   Kaydon Corp.                               111,400           4,463
-  PETsMART, Inc.                             404,950           4,454
   Hawaiian Electric Industries Inc.          109,700           4,415
   Rayonier Inc.                               96,100           4,415
-  Wang Laboratories, Inc.                    159,075           4,414
   SEI Corp.                                   44,100           4,382
-  SFX Entertainment, Inc.                     79,200           4,346
-  Level One Communications                   122,275           4,341
-  Catalina Marketing Corp.                    63,300           4,328
-  Gilead Sciences, Inc.                      105,000           4,312
-  Envoy Corp.                                 73,800           4,299
   John Wiley & Sons Class A                   88,300           4,266
   Media General, Inc. Class A                 80,400           4,261
   Federal Signal Corp.                       155,400           4,254
   Independence Community
     Bank Corp.                               263,300           4,196
-  IVAX Corp.                                 335,400           4,172
-  BISYS Group, Inc.                           80,600           4,161
   Rochester Gas and Electric Corp.           132,900           4,153
-  Infoseek Corp.                              83,800           4,138
   Borg-Warner Automotive, Inc.                73,700           4,113
-  Symantec Corp.                             187,040           4,068
   Briggs & Stratton Corp.                     81,425           4,061
-  QLogic Corp.                                31,000           4,057
   HSB Group Inc.                              98,650           4,051
   Weingarten Realty Investors REIT            90,775           4,051
-  Oxford Health Plan                         272,200           4,049
   Sierra Pacific Resources                   106,500           4,047
-  Associated Group, Inc.                      93,948           4,040
   Universal Corp.                            115,000           4,039
-  Micro Warehouse Inc.                       119,300           4,034
-  World Color Press, Inc.                    132,500           4,033
   Commerce Bancorp, Inc.                      76,752           4,029
-  Zale Corp.                                 124,000           3,999
   Newport News Shipbuilding Inc.             119,500           3,996
-  VISIX Inc.                                  45,500           3,978
-  Alaska Air Group, Inc.                      89,800           3,974
   Franchise Finance Corp. of
     America REIT                             165,500           3,972
   Camden Property Trust REIT                 152,387           3,962
   Kaufman & Broad Home Corp.                 137,600           3,956
   Houghton Mifflin Co.                        83,700           3,955
   One Valley Bancorp of
     West Virginia Inc.                       120,144           3,950
-  Macromedia                                 117,100           3,945
-  Tower Automotive, Inc.                     157,700           3,933
-  Renal Care Group, Inc.                     136,450           3,931
-  Smithfield Foods, Inc.                     116,000           3,929
   Dallas Semiconductor Corp.                  96,300           3,924
-  Sylvan Learning Systems, Inc.              128,600           3,922
   Wallace Computer Services, Inc.            148,300           3,911


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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Excite, Inc.                                92,900      $    3,908
   ONEOK, Inc.                                108,100           3,905
   Longs Drug Stores, Inc.                    103,200           3,870
   Bob Evans Farms, Inc.                      147,900           3,855
-  Champion Enterprises, Inc.                 140,748           3,853
-  Medicis Pharmaceutical Corp.                63,700           3,798
-  Interim Services, Inc.                     161,806           3,782
   AK Steel Corp.                             160,400           3,769
-  Cellular Communications
     International Inc.                        55,250           3,757
   BRE Properties Inc. Class A REIT           150,048           3,714
-  Bethlehem Steel Corp.                      443,291           3,713
-  Mettler-Toledo International Inc.          132,100           3,707
   C.H. Robinson Worldwide, Inc.              142,800           3,704
   Piedmont Natural Gas, Inc.                 102,444           3,701
   Equitable Resources, Inc.                  126,600           3,687
   Potlatch Corp.                              99,800           3,680
   Precision Castparts Corp.                   83,100           3,677
   Washington Water Power Co.                 191,000           3,677
   United Dominion Realty Trust
     REIT                                     356,150           3,673
   St. Paul Bancorp, Inc.                     134,705           3,667
   Lincoln Electric Holdings                  163,800           3,645
   United Bankshares, Inc.                    136,900           3,628
   Corn Products International, Inc.          119,200           3,621
   Webster Financial Corp.                    130,300           3,575
   CMAC Investment Corp.                       77,500           3,560
   Metris Cos., Inc.                           70,571           3,551
-  HNC Software, Inc.                          87,800           3,550
-  GTech Holdings Corp.                       138,500           3,549
   Developers Diversified Realty
     Corp. REIT                               199,800           3,546
   National Computer Systems, Inc.             95,500           3,533
   Sky Financial Group, Inc.                  133,110           3,519
   First Midwest Bancorp                       92,414           3,517
   UST Corp.                                  149,100           3,513
-  Wind River Systems                          74,700           3,511
   Community First Bankshares                 166,400           3,505
   BancWest Corp.                              73,000           3,504
   Expeditors International of
     Washington, Inc.                          83,400           3,503
-  Lattice Semiconductor Corp.                 76,175           3,497
-  Henry Schein, Inc.                          78,100           3,495
-  ICOS Corp.                                 117,400           3,493
   Hussman International, Inc.                177,775           3,444
   First Industrial Realty Trust REIT         127,500           3,419
   Wausau-Mosinee Paper Corp.                 193,110           3,416
   Eastern Enterprises                         77,800           3,404
-  Century Communications Corp.
     Class A                                  107,116           3,398
   Richfood Holdings, Inc.                    163,000           3,382
   Atmos Energy Corp.                         104,741           3,378
   G & K Services, Inc.                        63,150           3,363
-  CheckFree Holdings Corp.                   143,100           3,345
   WPS Resources Corp.                         94,800           3,342
   Helmerich & Payne, Inc.                    171,600           3,325
-  ICG Communications, Inc.                   154,600           3,324
-  IDEXX Laboratories Corp.                   123,400           3,320
   Arvin Industries, Inc.                      79,300           3,306
-  Mercury Interactive Corp.                   51,700           3,270
   Nationwide Health Properties,
     Inc. REIT                                151,300           3,262
-  Patterson Dental Co.                        74,950           3,260
   Battle Mountain Gold Co. Class A           787,600           3,249
-  MindSpring Enterprises, Inc.                53,200           3,249
   La-Z-Boy Inc.                              182,300           3,247
   HUBCO, Inc.                                107,477           3,238
-  ChoicePoint Inc.                            50,100           3,231
-  PathoGenesis Corp.                          55,700           3,231
   Jostens Inc.                               123,300           3,229
   Ferro Corp.                                124,100           3,227
   Health Care Properties Investors
     REIT                                     104,300           3,207
   Federal Realty Investment Trust
     REIT                                     135,700           3,206
-  United Stationers, Inc.                    123,100           3,201
   Commerce Group, Inc.                        89,900           3,186
   Alexander & Baldwin, Inc.                  135,800           3,157
-  C-Cube Microsystems, Inc.                  116,100           3,149
-  MedQuist, Inc.                              79,700           3,148
-  Wisconsin Central
     Transportation Corp.                     180,300           3,099
-  HA-LO Industries, Inc.                      82,350           3,098
-  Eastern Environmental
     Services, Inc.                           104,400           3,093
-  Visio Corp.                                 84,600           3,093
-  Pediatrix Medical Group, Inc.               51,500           3,087
   Storage USA, Inc. REIT                      95,300           3,079
-  United Rentals, Inc.                        92,900           3,077
   Aptargroup Inc.                            109,600           3,076
-  Network Solutions, Inc. Class A             23,500           3,076
   Healthcare Realty Trust Inc. REIT          137,607           3,070
   Hospitality Properties Trust REIT          127,200           3,069
-  UICI                                       125,000           3,062
   Prentiss Properties Trust REIT             136,900           3,055
-  IXC Communications, Inc.                    90,600           3,046
   Roslyn Bancorp, Inc.                       141,556           3,043
   Reckson Associates Realty Corp.
     REIT                                     136,800           3,035
   Tecumseh Products Co. Class A               65,100           3,035
-  PSINet, Inc.                               145,100           3,029
   Polaris Industries, Inc.                    77,200           3,025
-  Jacobs Engineering Group Inc.               74,200           3,024
   Staten Island Bancorp, Inc.                151,500           3,021
-  American Eagle Outfitters, Inc.             45,300           3,018
-  Papa John's International, Inc.             68,050           3,003
-  Aspect
     Telecommunications Corp.                 173,600           2,995
-  IDEC Pharmaceuticals Corp.                  63,500           2,984
-  Shopko Stores, Inc.                         88,800           2,953
-  Security Dynamics
     Technologies, Inc.                       128,060           2,945
-  Metromedia Fiber Network, Inc.              87,828           2,942
   SIG Corp.                                   82,399           2,941
   OM Group, Inc.                              80,500           2,938
-  AmeriCredit Corp.                          212,500           2,935
   LandAmerica Financial
     Group, Inc.                               52,500           2,930
   Public Service Co. of
     New Mexico                               142,700           2,916


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----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                           SHARES           (000)
----------------------------------------------------------------------
-  ETEC Systems, Inc.                          72,800      $    2,912
   Cilcorp, Inc.                               47,500           2,906
   Whitney Holdings                            77,450           2,904
   Jones Pharma, Inc.                          79,500           2,902
   MeriStar Hospitality Corp. REIT            156,234           2,900
-  Catalytica, Inc.                           160,800           2,894
-  Getchell Gold Corp.                        106,013           2,889
   Park National Corp.                         28,000           2,884
   GenCorp, Inc.                              115,400           2,878
   Claire's Stores, Inc.                      140,250           2,875
-  Adelphia Communications Corp.
     Class A                                   62,700           2,869
-  Metzler Group, Inc.                         58,700           2,858
-  INCYTE Pharmaceuticals, Inc.                76,400           2,855
-  Insight Enterprises, Inc.                   56,100           2,854
   First Financial Bancorp                     98,569           2,852
-  Exodus Communications, Inc.                 44,300           2,846
-  Computer Horizons Corp.                    106,200           2,828
-  Dionex Corp.                                77,200           2,827
-  Coach USA, Inc.                             81,400           2,824
   Citizens Banking Corp.                      83,600           2,821
-  Beringer Wine Estates
     Holdings, Inc.                            63,100           2,820
-  Eagle Hardware & Garden, Inc.               86,400           2,808
-  Boole & Babbage Inc.                        95,343           2,807
   Cousins Properties, Inc. REIT               86,943           2,804
-  Data General Corp.                         169,900           2,793
   Southwest Gas Corp.                        103,900           2,792
-  Stillwater Mining Co.                       68,100           2,792
-  SCM Microsystems,Inc.                       39,255           2,790
   D. R. Horton, Inc.                         120,744           2,777
   Wicor, Inc.                                126,900           2,768
   Banta Corp.                                101,000           2,765
   BancorpSouth, Inc.                         152,900           2,762
-  Millennium Pharmaceuticals, Inc.           106,500           2,756
-  Consolidated Graphics, Inc.                 40,700           2,750
   MAF Bancorp, Inc.                          103,651           2,747
-  Hollywood Entertainment Corp.              100,700           2,744
-  Applied Micro Circuits Corp.                80,300           2,728
-  Synetic, Inc.                               61,900           2,724
   Donaldson Co., Inc.                        130,900           2,716
-  Fisher Scientific International Inc.       136,100           2,713
   Minerals Technologies, Inc.                 66,200           2,710
-  Trammell Crow Co.                           96,750           2,709
   A. Schulman Inc.                           119,100           2,702
   Bindly Western Industries, Inc.             54,700           2,694
-  Building One Services Corp.                129,000           2,693
-  Xircom, Inc.                                79,200           2,693
   The McClatchy Co. Class A                   76,100           2,692
-  EarthLink Network, Inc.                     47,200           2,690
-  Whittman-Hart, Inc.                         97,300           2,688
-  AXENT Technologies, Inc.                    87,180           2,664
   Modine Manufacturing Co.                    73,400           2,661
-  Human Genome Sciences, Inc.                 74,400           2,646
   UGI Corp. Holding Co.                      111,300           2,643
-  Romac International, Inc.                  118,610           2,639
   Trustco Bank                                87,949           2,638
-  Delphi Financial Group, Inc.                50,296           2,637
-  Vishay Intertechnology, Inc.               181,818           2,636
   FBL Financial Group, Inc. Class A          108,600           2,634
-  Medical Assurance, Inc.                     79,517           2,629
-  MiniMed, Inc.                               25,100           2,629
-  Foodmaker, Inc.                            119,000           2,625
-  ITC DeltaCom, Inc.                         172,000           2,623
   Fingerhut Co.                              169,800           2,621
-  AnnTaylor Stores Corp.                      66,400           2,619
   The Macerich Co. REIT                      102,200           2,619
   Indiana Energy, Inc.                       106,266           2,617
   Arthur J. Gallagher & Co.                   59,100           2,608
   Manitowac Co., Inc.                         58,700           2,605
   USFreightways Corp.                         89,400           2,604
   Meridian Industrial Trust, Inc.
     REIT                                     110,500           2,597
   First Bancorp/Puerto Rico                   85,700           2,587
-  Barrett Resources Corp.                    107,400           2,578
   W.R. Berkley Corp.                          75,575           2,574
   Cleco Corp.                                 75,000           2,573
-  Santa Fe Energy Resources, Inc.            348,900           2,573
-  Tetra Tech, Inc.                            95,022           2,572
-  Visual Networks, Inc.                       68,534           2,570
   Central Hudson Gas &
     Electric Corp.                            57,400           2,569
-  Aspect Development, Inc.                    57,600           2,552
   Ballard Medical Products                   104,966           2,552
   Milacron Inc.                              131,877           2,539
   Orange & Rockland Utilities, Inc.           44,500           2,537
-  Safeguard Scientifics, Inc.                 92,400           2,535
-  Century Business Services, Inc.            176,000           2,530
   S & T Bancorp, Inc.                         91,800           2,530
-  SMART Modular
     Technologies, Inc.                        91,100           2,528
   United Illuminating Co.                     49,050           2,526
   General Cable Corp.                        123,050           2,523
   Shurgard Storage Centers, Inc.
     Class A REIT                              97,500           2,517
-  Markel Corp.                                13,900           2,516
-  Micrel, Inc.                                45,700           2,513
   Chesapeake Corp. of Virginia                68,000           2,507
-  Extended Stay America, Inc.                238,200           2,501
-  Newfield Exploration Co.                   119,700           2,499
   Air Express International Corp.            114,800           2,497
   Dexter Corp.                                79,400           2,496
-  Brightpoint, Inc.                          181,325           2,493
-  Vertex Pharmaceuticals, Inc.                83,800           2,493
-  Alliant Techsystems, Inc.                   30,200           2,490
-  Scholastic Corp.                            46,400           2,488
-  Serologicals Corp.                          82,750           2,482
-  Metamor Worldwide, Inc.                     99,200           2,480
   Rollins Truck Leasing                      168,037           2,479
   Mark IV Industries, Inc.                   190,575           2,477
-  Hanover Compressor Co.                      96,400           2,476
   NAC Re Corp.                                52,750           2,476
-  Cypress Semiconductor Corp.                297,625           2,474
-  Mueller Industries Inc.                    121,700           2,472
-  Scotts Co.                                  64,300           2,472
-  Sunrise Assisted Living, Inc.               47,600           2,469
   Enhance Financial Services
     Group, Inc.                               82,200           2,466
   Colonial Properties Trust REIT              92,600           2,465
   Mainstreet Financial Corp.                  52,900           2,457
   Commonwealth Energy Systems                 60,600           2,454
-  Rayovac Corp.                               91,900           2,453

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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Ametek Aerospace Products Inc.             109,700      $    2,448
   Fidelity National Financial, Inc.           80,163           2,445
   Fund American Enterprise
     Holding Co.                               17,453           2,445
   Harman International
     Industries, Inc.                          64,125           2,445
   Regis Corp.                                 61,100           2,444
   IDEX Corp.                                  99,600           2,440
-  Concord Communications, Inc.                42,900           2,435
   New Jersey Resources Corp.                  61,400           2,425
-  Dura Pharmaceuticals, Inc.                 159,500           2,422
   Caraustar Industries, Inc.                  84,500           2,414
   Philadelphia Suburban Corp.                 81,600           2,412
-  United International Holdings,
     Inc. Class A                             125,300           2,412
-  Priority Healthcare Corp.                   46,400           2,407
   International Speedway Corp.                59,300           2,402
   Nordson Corp.                               46,600           2,394
-  America West Holdings Corp.
     Class B                                  140,000           2,380
   JDN Realty Corp. REIT                      110,150           2,375
-  Structural Dynamics
     Research Corp.                           119,506           2,375
-  GeoTel Communications Corp.                 63,700           2,373
-  Department 56 Inc.                          63,100           2,370
   Jefferies Group, Inc.                       47,632           2,364
-  Orthodontic Centers of
     America, Inc.                            121,600           2,364
-  Imation Corp.                              135,000           2,362
   Pulte Corp.                                 84,800           2,358
   Health Care REIT, Inc.                      91,000           2,355
   Casey's General Stores                     180,500           2,352
   Oakwood Homes Corp.                        154,700           2,350
   Devon Energy Corp.                          76,500           2,348
-  Dycom Industries, Inc.                      41,100           2,348
   Kimball International, Inc.
     Class B                                  123,400           2,345
-  Liposome Co., Inc.                         151,800           2,343
-  Hutchinson Technology, Inc.                 65,700           2,341
-  Zebra Technologies Class A                  81,400           2,340
-  Lason Holdings, Inc.                        40,200           2,339
   Westernbank Puerto Rico                    146,800           2,330
   Doral Financial Corp.                      105,100           2,325
-  Vanguard Cellular Systems, Inc.
     Class A                                   89,950           2,322
-  Cerner Corp.                                86,700           2,319
-  LAM Research Corp.                         130,000           2,316
   Amcore Financial                           101,020           2,312
   UMB Financial Corp.                         50,238           2,305
   HCC Insurance Holdings, Inc.               130,350           2,297
   TIG Holdings, Inc.                         147,525           2,296
   Alpharma, Inc. Class A                      64,934           2,293
-  Comfort Systems USA, Inc.                  128,200           2,292
   Baldor Electric Co.                        112,927           2,287
-  Documentum, Inc.                            42,700           2,282
   Realty Income Corp. REIT                    91,700           2,281
-  Avis Rent A Car, Inc.                       94,200           2,278
-  Burlington Industries, Inc.                206,900           2,276
-  Cognex Corp.                               113,800           2,276
   Susquehanna Bancshares, Inc.               111,075           2,274
-  Swift Transportation Co., Inc.              81,100           2,273
   ASA Holdings Inc.                           74,500           2,272
-  Men's Wearhouse, Inc.                       71,350           2,265
-  CDW Computer Centers, Inc.                  23,600           2,264
   Carpenter Technology Corp.                  66,600           2,260
   AAR Corp.                                   94,600           2,259
-  UNOVA, Inc.                                124,500           2,257
-  Duane Reade Inc.                            58,600           2,256
   Lone Star Industries, Inc.                  61,200           2,253
-  Black Box Corp.                             59,400           2,250
-  EchoStar Communications Corp.               46,400           2,245
   Chicago Title Corp.                         47,600           2,234
   XTRA Corp.                                  53,900           2,230
   Church & Dwight, Inc.                       61,900           2,225
-  Read Rite Corp.                            150,500           2,225
   Flowserve Corp.                            134,306           2,224
-  ResMed Inc.                                 49,000           2,223
-  Ventas, Inc.                               181,700           2,214
   United Water Resources, Inc.                92,268           2,209
-  Walter Industries, Inc.                    144,200           2,208
   Kuhlman Corp.                               58,000           2,197
-  Micron Electronics, Inc.                   126,900           2,197
-  Cirrus Logic                               223,300           2,191
   Skywest, Inc.                               67,000           2,190
-  Oak Industries, Inc.                        62,500           2,188
   Mentor Corp.                                93,300           2,187
-  AmeriTrade Holding Corp.                    69,400           2,186
-  Tel-Save.com, Inc.                         130,500           2,186
   H.B. Fuller Co.                             45,350           2,182
-  Centennial Cellular Corp.                   53,200           2,181
   Bowne & Co., Inc.                          121,900           2,179
   Ruddick Corp.                               94,700           2,178
   Hughes Supply, Inc.                         74,350           2,175
   MascoTech Inc.                             127,000           2,175
   Kilroy Realty Corp. REIT                    94,500           2,174
   Washington REIT                            116,650           2,173
   Chateau Communities, Inc. REIT              74,100           2,172
-  Westwood One, Inc.                          71,200           2,172
   E.W. Blanch Holdings, Inc.                  45,700           2,168
-  SEACOR SMIT Inc.                            43,800           2,165
-  Sipex Corp.                                 61,600           2,164
-  Pre-Paid Legal Services, Inc.               65,500           2,161
-  DoubleClick Inc.                            48,500           2,158
-  CommScope, Inc.                            128,308           2,157
   F & M National Corp.                        71,941           2,154
   Glenborough Realty Trust, Inc.
     REIT                                     105,400           2,148
   JLG Industries, Inc.                       137,500           2,148
-  O'Reilly Automotive, Inc.                   45,400           2,145
-  Plexus Corp.                                63,300           2,144
-  Xylan Corp.                                117,961           2,138
-  Progress Software Corp.                     63,300           2,136
   J.M. Smucker Co. Class A                    86,300           2,136
-  Iron Mountain, Inc.                         59,200           2,135
   CalMat Co.                                  69,000           2,130
   First Citizens BancShares Class A           23,600           2,124
   Northwest Natural Gas Co.                   81,850           2,118
   Gables Residential Trust REIT               91,300           2,117
   MacDermid, Inc.                             54,000           2,113
-  Primark Corp.                               77,900           2,113
-  BEA Systems, Inc.                          172,300           2,111
-  Komag, Inc.                                203,300           2,109

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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                           SHARES           (000)
----------------------------------------------------------------------
-  SEQUUS Pharmaceuticals, Inc.               103,900      $    2,104
-  Ames Department Stores, Inc.                77,600           2,095
   Roper Industries Inc.                      102,800           2,095
   Granite Construction Co.                    62,400           2,094
   Jack Henry & Associates                     42,100           2,094
   Bank North Group                            55,600           2,092
-  Sonic Corp.                                 84,100           2,092
   Blount International, Inc.                  83,800           2,090
   Russell Corp.                              102,825           2,089
   Provident Bankshares Corp.                  83,940           2,088
   Omega Healthcare Investors, Inc.
     REIT                                      69,100           2,086
   Trinet Corporate Realty Trust, Inc.
     REIT                                      77,900           2,084
   Alfa Corp.                                  85,800           2,081
-  Burr-Brown Corp.                            88,700           2,079
   Ruby Tuesday, Inc.                          97,750           2,077
   Northwestern Corp.                          78,500           2,075
   Gaylord Entertainment Co. Class A           68,375           2,060
-  New Era of Networks, Inc.                   46,700           2,055
   Fair Issac & Co.                            44,400           2,051
-  PAREXEL International Corp.                 82,000           2,050
   Brandywine Realty Trust REIT               114,600           2,048
-  Footstar Inc.                               81,900           2,048
   CMP Group Inc.                             108,414           2,046
   Eaton Vance Corp.                           97,600           2,037
-  DSP Communications, Inc.                   132,900           2,035
   Sun Communities, Inc. REIT                  58,400           2,033
-  TMP Worldwide, Inc.                         48,400           2,033
   TR Financial Corp.                          51,600           2,032
   Westbanco Inc.                              68,879           2,032
-  Vlasic Foods International, Inc.            85,300           2,031
   CenterPoint Properties Corp. REIT           59,900           2,025
-  Bally Total Fitness Holding Corp.           81,300           2,022
-  Choice Hotel International, Inc.           147,400           2,018
-  Sybase, Inc.                               272,200           2,016
-  Clarify, Inc.                               82,300           2,011
-  BE Avionics Inc.                            95,700           2,010
-  The Cheesecake Factory                      67,653           2,006
   Invacare Corp.                              83,500           2,004
   Eastern Utilities Associates                70,889           2,003
   Liberty Corp.                               40,600           2,000
-  The Petersen Cos., Inc.                     59,000           1,999
-  Investment Technology Group, Inc.           32,100           1,992
   Irvine Apartment Communities,
     Inc. REIT                                 62,400           1,989
-  DII Group, Inc.                             86,446           1,988
-  DST Systems, Inc.                           34,744           1,983
   Block Drug Co. Class A                      45,648           1,980
   NACCO Industries, Inc. Class A              21,495           1,978
-  ADVO, Inc.                                  74,950           1,977
-  MotivePower Industries Inc.                 61,400           1,976
-  SPS Technologies, Inc.                      34,900           1,976
   Longview Fibre Co.                         170,700           1,974
-  ABR Information Services, Inc.             100,550           1,973
-  RCN Corp.                                  111,400           1,970
   CBL & Associates Properties, Inc.
     REIT                                      76,200           1,967
-  Avid Technology, Inc.                       84,000           1,964
   Republic Security Financial Corp.          161,519           1,958
-  ITT Educational Services, Inc.              57,500           1,955
-  Ralcorp Holdings, Inc.                     107,000           1,953
-  Vail Resorts Inc.                           88,700           1,951
   Executive Risk, Inc.                        35,500           1,950
   Selective Insurance Group                   96,900           1,950
-  Apria Healthcare                           218,100           1,949
-  BroadVision, Inc.                           60,800           1,946
   Brady Corp. Class A                         72,000           1,939
-  Conmed Corp.                                58,750           1,939
-  Tekelec                                    117,100           1,939
-  Veeco Instruments, Inc.                     36,400           1,934
-  Perrigo Co.                                219,300           1,933
   Charles E. Smith Residential
     Realty, Inc. REIT                         60,100           1,931
   Queens County Bancorp, Inc.                 64,872           1,930
-  Anixter International Inc.                  94,800           1,926
-  Mastech Corp.                               67,300           1,926
   LTV Corp.                                  329,900           1,918
   Black Hills Corp.                           72,650           1,916
   Hollinger International, Inc.              137,500           1,916
-  Handleman Co.                              136,200           1,915
-  Security Capital Group Inc. REIT
     Class B                                  141,200           1,915
-  Roberts Pharmaceuticals                     87,900           1,912
   ABM Industries                              55,200           1,911
-  Personnel Group of America, Inc.           109,000           1,907
   National Health Investors REIT              77,100           1,903
-  Hayes Lemmerz
     International, Inc.                       63,000           1,902
-  Cable Design Technologies                  102,750           1,901
-  Superior Services Inc.                      94,700           1,900
   Chelsea GCA Realty, Inc. REIT               53,300           1,899
-  Imperial Bancorp                           113,996           1,895
   Cambrex Corp.                               78,900           1,894
   Matthews International Corp.                60,000           1,890
-  World Access, Inc.                          88,400           1,890
   Applebee's International, Inc.              91,600           1,889
   Superior Industries
     International, Inc.                       67,900           1,888
   Texas Industries, Inc.                      69,920           1,883
-  Prime Hospitality Corp.                    178,200           1,882
   International Bancshares Corp.              37,150           1,881
-  Advantage Learning Systems, Inc.            28,600           1,880
   Geon Co.                                    81,500           1,874
-  Software AG Systems, Inc.                  103,400           1,874
   Weeks Corp. REIT                            66,400           1,872
   Belden, Inc.                                88,300           1,871
-  Alternate Living Services, Inc.             54,600           1,870
-  Biomatrix, Inc.                             32,100           1,870
   Methode Electronics, Inc.
     Class A                                  119,500           1,867
-  Respironics, Inc.                           93,191           1,867
-  Airgas, Inc.                               208,200           1,861
-  Bell & Howell Co.                           49,100           1,857
-  Hyperion Solutions Corp.                   103,119           1,856
   Kellwood Co.                                74,150           1,854
-  Amerin Corp.                                78,300           1,850
   Wolverine World Wide, Inc.                 139,640           1,850
-  Corporate Express, Inc.                    356,092           1,847
   ASARCO, Inc.                               122,575           1,846
-  Curative Health Services Inc.               55,000           1,842
-  Pairgain Technologies, Inc.                239,200           1,839

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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Bay State Gas Co.                           46,076      $    1,834
-  Musicland Stores Corp.                     122,700           1,833
   ARM Financial Group, Inc.                   82,400           1,828
-  Quest Diagnostics, Inc.                    102,600           1,828
   Florida Rock Industries, Inc.               58,900           1,826
-  American Oncology
     Resources, Inc.                          125,100           1,822
-  Toll Brothers, Inc.                         80,700           1,821
-  Buffets Inc.                               152,449           1,820
-  Sapient Corp.                               32,500           1,820
   CTS Corp.                                   41,800           1,818
-  Journal Register Co.                       121,200           1,818
   M.A. Hanna Co.                             147,400           1,815
   Manufactured Home
     Communities, Inc. REIT                    72,400           1,815
-  Sequent Computer Systems, Inc.             150,200           1,812
-  MICROS Systems, Inc.                        55,100           1,811
   National Bankcorp of Alaska Inc.            53,600           1,809
   First Commonwealth
     Financial Corp.                           73,800           1,808
   Foster Wheeler Corp.                       136,700           1,803
-  FactSet Research Systems Inc.               29,100           1,797
   Investors Financial Services Corp.          30,076           1,793
   Vermont Financial Services Corp.            53,900           1,792
-  Action Performance Cos., Inc.               50,600           1,790
-  CEC Entertainment Inc.                      64,500           1,790
   Crawford & Co. Class B                     115,850           1,788
-  Mentor Graphics Corp.                      210,000           1,785
-  Playtex Products, Inc.                     111,100           1,785
   Midas Inc.                                  57,200           1,780
-  Nautica Enterprises, Inc.                  118,614           1,779
   Premier Bancshares, Inc.                    67,800           1,776
-  CHS Electronics, Inc.                      104,700           1,773
-  SDL, Inc.                                   44,600           1,767
   Public Service Co. of
     North Carolina, Inc.                      67,900           1,765
-  Affiliated Managers Group, Inc.             59,000           1,763
-  Canandaigua Brands, Inc. Class A            30,500           1,763
-  Consolidated Products Inc.                  85,390           1,761
   Westfield America, Inc. REIT               101,900           1,758
   SL Green Realty Corp. REIT                  81,000           1,752
   Bandag, Inc.                                43,800           1,749
   Western Bancorp                             59,800           1,749
-  Calpine Corp.                               69,200           1,747
   Great Atlantic & Pacific Tea
     Co., Inc.                                 58,700           1,739
   Taubman Co. REIT                           126,500           1,739
   Graco, Inc.                                 58,925           1,738
-  Concentra Managed Care                     162,450           1,736
-  SLI, Inc.                                   62,575           1,736
   New England Business
     Service, Inc.                             44,300           1,733
-  The Maxim Group, Inc.                       72,100           1,730
-  Concentric Network Corp.                    52,000           1,729
-  Amphenol Corp.                              57,200           1,727
-  Sykes Enterprises, Inc.                     56,600           1,726
-  Pharmaceutical Product
     Development, Inc.                         57,371           1,725
-  Acclaim Entertainment Inc.                 140,400           1,720
-  Xomed Surgical Products Inc.                53,750           1,720
-  PhyCor, Inc.                               252,200           1,718
   Georgia Gulf Corp.                         106,900           1,717
   Downey Financial Corp.                      67,446           1,716
   Libbey, Inc.                                59,300           1,716
   Florida East Coast Railway Co.              48,700           1,714
-  International Rectifier Corp.              175,500           1,711
   Springs Industries Inc. Class A             41,300           1,711
-  NCI Building Systems, Inc.                  60,800           1,710
   LNR Property Corp.                          85,550           1,706
   Regal-Beloit Corp.                          74,100           1,704
   Clarcor Inc.                                85,125           1,702
   Inter-Tel, Inc.                             72,800           1,702
   Albemarle Corp.                             71,420           1,696
-  El Paso Electric Co.                       193,800           1,696
   Olsten Corp.                               229,950           1,696
-  Photronics Labs Inc.                        70,700           1,695
-  Ryan's Family Steak Houses, Inc.           136,700           1,692
-  AgriBioTech, Inc.                          130,700           1,691
   Morgan Keegan, Inc.                         89,800           1,689
-  Inhale Therapeutic Systems                  51,100           1,686
   Unisource Worldwide, Inc.                  232,100           1,683
-  Coventry Health Care Inc.                  190,900           1,682
-  NCO Group, Inc.                             37,350           1,681
-  Haemonetics Corp.                           73,750           1,678
   Myers Industries, Inc.                      58,597           1,677
-  ProBusiness Services, Inc.                  36,800           1,674
-  ISS Group, Inc.                             30,400           1,672
-  Yellow Corp.                                87,450           1,672
-  Andrx Corp.                                 32,600           1,671
   Energen Corp.                               85,700           1,671
-  Cytyc Corp.                                 64,800           1,669
   Juno Lighting, Inc.                         71,400           1,669
-  National Instruments Corp.                  48,900           1,669
-  Project Software &
     Development, Inc.                         49,800           1,668
-  99 Cents Only Stores                        33,875           1,664
   Pogo Producing Co.                         127,900           1,663
-  Terex Corp.                                 58,200           1,662
   Empire District Electric Co.                67,070           1,660
   Tredegar Industries Inc.                    73,800           1,660
-  Antec Corp.                                 82,400           1,658
-  Guitar Center, Inc.                         67,200           1,655
   PS Business Parks, Inc. REIT                69,300           1,655
-  VeriSign, Inc.                              28,000           1,655
   J.B. Hunt Transport Services, Inc.          71,900           1,654
-  Sierra Health Services                      78,500           1,653
-  Emmis Communications, Inc.                  38,000           1,648
   Diagnostic Products Corp.                   52,900           1,647
   Werner Enterprises, Inc.                    93,088           1,646
   Carolina First Corp.                        65,000           1,645
-  Credence Systems Corp.                      88,900           1,645
   TNP Enterprises, Inc.                       43,300           1,643
-  Fairfield Communities, Inc.                148,400           1,642
   Presidential Life Corp.                     82,500           1,640
   CNA Surety Corp.                           104,000           1,638
-  CSK Auto Corp.                              61,200           1,633
-  VLSI Technology, Inc.                      149,325           1,633
-  Integrated Device
     Technology Inc.                          266,500           1,632
-  HMT Technology Corp.                       127,300           1,631
   John H. Harland Co.                        103,100           1,630
-  OEC Medical Systems, Inc.                   51,800           1,628

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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                           SHARES           (000)
----------------------------------------------------------------------
-  American Italian Pasta Co.                  61,700      $    1,627
   F.N.B. Corp.                                57,568           1,626
-  Red Roof Inns, Inc.                         96,200           1,623
-  Electro Scientific Industries, Inc.         35,800           1,622
   California Water Service Group              51,626           1,617
-  Veterinary Centers of
     America, Inc.                             81,100           1,617
-  Artesyn Technologies, Inc.                 115,456           1,616
   Bradley Real Estate Inc. REIT               78,836           1,616
-  Pacific Gateway Exchange, Inc.              33,600           1,615
-  Hadco Corp.                                 46,100           1,613
   Lawter International Inc.                  138,566           1,611
   Chittenden Corp.                            50,218           1,607
   National Penn Bancshares Inc.               58,857           1,604
   American Health Properties, Inc.
     REIT                                      77,700           1,603
-  Healthcare Financial
     Partners, Inc.                            40,200           1,603
   Phoenix Investment Partners Ltd.           189,500           1,599
-  Southern Union Co.                          65,461           1,596
-  Ionics, Inc.                                53,200           1,593
   Cash America International Inc.            104,812           1,592
-  Hanover Direct, Inc.                       462,900           1,591
   West Co., Inc.                              44,594           1,591
-  Knoll, Inc.                                 53,600           1,588
-  Chattem, Inc.                               33,100           1,585
   Computer Task Group, Inc.                   58,300           1,581
   Laclede Gas Co.                             59,000           1,578
-  Sensormatic Electronics Corp.              227,250           1,577
-  Mid Atlantic Medical
     Services, Inc.                           160,600           1,576
-  Alkermes, Inc.                              70,900           1,573
-  Monaco Coach Corp.                          59,100           1,566
   Talbots Inc.                                49,900           1,566
   Technitrol, Inc.                            49,100           1,565
   Gerber Scientific, Inc.                     65,700           1,564
-  CNET, Inc.                                  29,300           1,560
   Wabash National Corp.                       76,700           1,558
-  Genrad, Inc.                                98,800           1,556
   Anchor Bancorp Wisconsin Inc.               64,800           1,555
-  Transkaryotic Therapies, Inc.               61,200           1,553
-  Avant! Corp.                                96,938           1,551
   Prime Retail, Inc. REIT                    157,899           1,549
-  The Kroll-O'Gara Co.                        39,200           1,546
-  Newpark Resources, Inc.                    226,900           1,546
   National Golf Properties, Inc.
     REIT                                      53,400           1,545
-  Dendrite International, Inc.                61,800           1,543
   Winnebago Industries, Inc.                 101,900           1,541
-  Consolidated Freightways Corp.              96,900           1,538
-  Shorewood Packaging Corp.                   75,000           1,538
-  Wesley Jessen VisionCare, Inc.              55,400           1,537
   Coachmen Industries, Inc.                   58,500           1,536
   Argonaut Group, Inc.                        62,600           1,534
   Lilly Industries Inc. Class A               76,950           1,534
-  Systems & Computer
     Technology Corp.                         111,500           1,533
-  Techne                                      72,528           1,532
-  Palm Harbor Homes, Inc.                     60,729           1,530
   Foremost Corp. of America                   72,800           1,529
   Koger Equity, Inc. REIT                     88,900           1,528
-  Atlas Air, Inc.                             31,200           1,527
   Chemical Finance                            44,812           1,524
   Otter Tail Power Co.                        38,200           1,523
   American Heritage Life
     Investment Corp.                          62,264           1,522
-  Affymetrix, Inc.                            62,300           1,519
-  On Assignment, Inc.                         44,000           1,518
   Oriental Financial Group                    48,466           1,518
-  Renters Choice, Inc.                        47,800           1,518
-  Ligand Pharmaceuticals Inc.
     Class B                                  130,000           1,511
-  LaSalle Partners Inc. REIT                  51,300           1,510
-  U.S. Home Corp.                             45,400           1,510
   Landauer, Inc.                              46,600           1,509
   Richmond County Financial Corp.             93,500           1,502
-  Transition Systems, Inc.                   100,100           1,502
-  Digital Microwave Corp.                    219,000           1,499
-  Barr Labs Inc.                              31,200           1,498
   First Western Bancorp                       46,800           1,498
-  Great Plains Software, Inc.                 31,000           1,496
   LTC Properties, Inc. REIT                   90,000           1,496
   Barnes Group, Inc.                          50,800           1,492
   Pioneer Group, Inc.                         75,500           1,491
-  Semtech Corp.                               41,551           1,491
-  Aviron                                      57,600           1,490
   JSB Financial                               27,400           1,490
   International Multifoods Corp.              57,700           1,489
-  NVR, Inc.                                   31,200           1,488
   Cornerstone Realty Income
     Trust, Inc. REIT                         141,400           1,485
-  NeoMagic Corp.                              67,100           1,485
   CCA Prison Realty Trust REIT                72,400           1,484
-  Labor Ready, Inc.                           75,357           1,484
   Snyder Oil Corp.                           111,400           1,483
-  Charming Shoppes, Inc.                     343,400           1,481
-  NCS HealthCare, Inc.                        62,300           1,480
   Michael Foods Group, Inc.                   49,300           1,479
-  Mesaba Holdings, Inc.                       71,650           1,478
-  Scios, Inc.                                142,335           1,477
   Ryland Group, Inc.                          51,100           1,476
   Life Technologies, Inc.                     37,950           1,475
-  Michaels Stores, Inc.                       81,518           1,475
   United Television, Inc.                     12,829           1,475
-  Astec Industries, Inc.                      26,500           1,474
-  Sequa Corp. Class A                         24,600           1,473
   Bay View Capital Corp.                      67,806           1,471
-  Ivex Packaging Corp.                        63,200           1,469
-  Budget Group, Inc.                          92,400           1,467
-  Res-Care, Inc.                              59,400           1,466
   Cleveland-Cliffs Iron Co.                   36,300           1,463
-  Excel Switching Corp.                       38,500           1,463
-  Robert Mondavi Corp. Class A                35,800           1,463
-  Anchor Gaming                               25,900           1,460
-  Education Management Corp.                  61,800           1,460
   Interface, Inc.                            157,300           1,460
-  Central Garden and Pet Co.                 101,500           1,459
-  Sunglass Hut International, Inc.           208,100           1,457
-  UniSource Energy Corp.                     107,860           1,456
   Essex Property Trust, Inc. REIT             48,900           1,455
-  Aviation Sales Co.                          35,800           1,454
   Arrow International, Inc.                   46,300           1,453

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   MGI Properties, Inc. REIT                   51,900      $    1,450
   Overseas Shipholding Group Inc.             90,300           1,450
-  Pennzoil-Quaker State Co.                   97,792           1,449
-  PRI Automation, Inc.                        55,600           1,446
   St. John Knits, Inc.                        55,600           1,446
-  QRS Corp.                                   30,100           1,445
-  Service Experts, Inc.                       49,400           1,445
   Capital Re Corp.                            72,000           1,444
   Authentic Fitness Corp.                     79,000           1,442
-  Oceaneering International, Inc.             96,000           1,440
-  IHOP Corp.                                  36,000           1,438
-  Landstar System                             35,300           1,438
-  Gensia Sicor Inc.                          317,060           1,437
   Lance, Inc.                                 72,000           1,436
   Analysts International Corp.                74,500           1,434
   Hancock Holding Co.                         31,507           1,434
-  The Profit Recovery Group
     International, Inc.                       38,300           1,434
-  Speedway Motorsports, Inc.                  50,300           1,434
-  Complete Business Solutions, Inc.           42,300           1,433
   Mid-America Apartment
     Communities, Inc. REIT                    63,100           1,432
   NUI Corp.                                   53,400           1,432
-  Nine West Group, Inc.                       91,900           1,430
-  Headlands Mortgage Co.                      68,200           1,428
-  Steel Dynamics, Inc.                       121,500           1,428
   Aquarion Co.                                34,806           1,427
-  Scott Technologies, Inc.                    86,300           1,427
-  Theragenics Corp.                           84,900           1,427
   Standex International Corp.                 54,200           1,423
   WD-40 Co.                                   49,700           1,423
   Del Webb Corp.                              51,596           1,422
-  Technology Solutions Co.                   132,525           1,421
   SCPIE Holdings Inc.                         46,800           1,419
-  Protein Design Labs                         61,000           1,418
-  ATMI, Inc.                                  56,100           1,417
-  Zila, Inc.                                 143,400           1,416
-  Sunterra Corp.                              94,350           1,415
   Elcor Corp.                                 43,750           1,414
-  Checkpoint Systems, Inc.                   113,900           1,410
-  Hain Food Group, Inc.                       56,400           1,410
   Hooper Holmes, Inc.                         48,500           1,407
-  Maxxim Medical, Inc.                        47,200           1,404
   Burlington Coat Factory
     Warehouse Corp.                           85,940           1,402
-  KEMET Corp.                                124,600           1,402
-  CCC Information Services Group              81,000           1,397
   Centex Construction Products, Inc.          34,400           1,397
-  Sola International Inc.                     80,800           1,394
-  Cymer, Inc.                                 95,200           1,392
-  Financial Federal Corp.                     56,250           1,392
   Furon Co.                                   81,600           1,392
-  Unitrode Corp.                              79,500           1,391
   TJ International, Inc.                      54,100           1,390
   The Stride Rite Corp.                      158,800           1,389
-  Chirex, Inc.                                64,900           1,387
-  Quiksilver, Inc.                            46,200           1,386
-  Greyhound Lines, Inc.                      233,300           1,385
-  Holophane Corp.                             53,900           1,385
-  Kulicke & Soffa Industries, Inc.            78,000           1,385
   Poe & Brown, Inc.                           39,550           1,382
-  Advent Software, Inc.                       29,300           1,381
-  IDX Systems Corp.                           31,380           1,381
   Carter-Wallace, Inc.                        70,300           1,380
   Wynn's International Inc.                   62,350           1,379
-  Cor Therapeutics, Inc.                     104,000           1,378
-  Just for Feet, Inc.                         79,250           1,377
-  Keystone Automotive
     Industries, Inc.                          65,700           1,376
   Frontier Insurance Group, Inc.             106,832           1,375
-  Fuisz Technologies Ltd.                    106,600           1,372
-  Kirby Corp.                                 68,800           1,372
   Owens & Minor, Inc. Holding Co.             87,037           1,371
   Greif Brothers Corp. Class A                46,900           1,369
   LeaRonal Inc.                               40,400           1,369
   Home Properties of New York,
     Inc. REIT                                 53,100           1,367
   Heilig-Meyers Co.                          204,200           1,366
   First Source Corp.                          40,759           1,365
-  CD Radio Inc.                               39,800           1,363
   SIS Bancorp, Inc.                           30,100           1,362
-  Ventana Medical Systems, Inc.               62,900           1,360
   Rock-Tenn Co.                               80,260           1,359
-  United Payors & United
     Providers, Inc.                           47,600           1,357
-  Amerco, Inc.                                48,420           1,353
   Pacific Capital Bancorp                     52,500           1,352
-  RealNetworks, Inc.                          37,700           1,352
   Tennant Co.                                 33,600           1,348
-  Group 1 Automotive, Inc.                    51,800           1,347
   The Trust Co. of New Jersey                 54,970           1,347
   Interpool, Inc.                             80,350           1,346
   Quanex Corp.                                59,600           1,345
   First Financial Corp.-Indiana               27,200           1,343
-  WetSeal, Inc. Class A                       44,500           1,343
-  Armco, Inc.                                306,400           1,340
-  Marshall Industries                         54,700           1,340
-  ADAC Laboratories                           67,033           1,339
   InterWest Bancorp Inc.                      60,500           1,339
-  Vanstar Corp.                              144,800           1,339
-  Coulter Pharmaceutical, Inc.                44,600           1,338
   Urban Shopping Centers, Inc. REIT           40,800           1,336
-  Safety-Kleen Corp.                          94,534           1,335
   Enesco Group, Inc.                          57,300           1,332
-  Silicon Valley Group, Inc.                 104,500           1,332
   Varlen Corp.                                57,750           1,332
-  Family Golf Centers, Inc.                   67,300           1,329
-  Marine Drilling Co., Inc.                  172,700           1,328
   Riggs National Corp.                        65,200           1,328
-  Cost Plus, Inc.                             42,300           1,327
-  Young Broadcasting Inc.                     31,700           1,327
-  Seagull Energy Corp.                       209,900           1,325
   Westinghouse Air Brake Co.                  54,200           1,325
   Apogee Enterprises, Inc.                   117,600           1,323
-  Big Flower Holdings, Inc.                   59,900           1,322
   Elizabethtown Corp.                         27,900           1,322
-  Kellstrom Industries, Inc.                  46,000           1,322
-  Peregrine Systems, Inc.                     28,500           1,322
-  Stone Energy Corp.                          46,000           1,322
-  Hambrecht & Quist Group                     58,200           1,320
   MDC Holdings, Inc.                          61,700           1,319
-  Mail-Well, Inc.                            115,300           1,319


                                      37
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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                           SHARES           (000)
----------------------------------------------------------------------
-  Midwest Express Holdings, Inc.              50,100      $    1,318
   Wackenhut Corp.                             51,800           1,318
-  Timberland Co.                              28,900           1,317
-  ISIS Pharmaceuticals, Inc.                 101,600           1,314
-  Maxxam Inc.                                 22,900           1,314
   Rollins, Inc.                               75,100           1,314
-  Superior Consultant
     Holdings Corp.                            30,200           1,314
-  Wackenhut Corrections Corp.                 45,900           1,314
   Ocean Financial Corp.                       79,000           1,313
   Cabot Industrial Trust REIT                 64,100           1,310
   N L Industries, Inc.                        92,300           1,310
   ChemFirst Inc.                              66,300           1,309
   West Coast Bancorp                          62,355           1,309
-  Kronos, Inc.                                29,500           1,307
   Peoples Bancorp, Inc.                      120,100           1,306
-  Hanger Orthopedic Group, Inc.               57,900           1,303
   Town & Country Trust REIT                   81,100           1,303
-  LoJack Corp.                               109,600           1,302
   Republic Bancorp, Inc.                      95,525           1,302
-  Triumph Group, Inc.                         40,700           1,302
   EVEREN Capital Corp.                        57,200           1,301
-  Lands' End, Inc.                            48,300           1,301
   North Carolina Natural Gas Corp.            39,202           1,301
-  PFF Bancorp, Inc.                           81,200           1,299
-  Dal-Tile International Inc.                124,800           1,295
-  Oakley, Inc.                               136,300           1,295
   Duff & Phelps Credit Rating                 23,600           1,294
   Storage Trust Realty REIT                   55,300           1,293
-  TransMontaigne Inc.                         85,400           1,292
-  FPIC Insurance Group, Inc.                  27,000           1,291
   Fleming Cos., Inc.                         124,400           1,291
-  Alexander's, Inc.                           16,500           1,290
-  Algos Pharmaceutical Corp.                  49,600           1,290
   Arch Coal, Inc.                             75,300           1,290
-  NBTY, Inc.                                 181,100           1,290
-  MMC Networks, Inc.                          97,300           1,289
   BSB Bancorp, Inc.                           39,150           1,287
   Luby's Cafeterias, Inc.                     83,300           1,286
   Watsco, Inc.                                76,750           1,286
   A.O. Smith Corp.                            52,200           1,282
   The Standard Register Co.                   41,400           1,281
   National Presto Industries, Inc.            30,000           1,279
   Superior Telecom Inc.                       27,075           1,279
   National City Bancshares, Inc.              34,206           1,276
   Brenton Banks, Inc.                         76,135           1,275
-  Integrated Systems, Inc.                    85,300           1,274
-  Borg-Warner Security Corp.                  67,900           1,273
-  BA Merchant Services, Inc.
     Class A                                   63,200           1,272
-  Tesoro Petroleum Corp.                     104,900           1,272
-  Playboy Enterprises Inc. Class B            60,700           1,271
-  Cooper Cos., Inc.                           61,400           1,270
   Merrill Corp.                               65,700           1,269
-  Buckeye Technology, Inc.                    84,900           1,268
-  Franklin Covey Co.                          75,700           1,268
   Mississippi Chemical Corp.                  90,465           1,267
   Trenwick Group Inc.                         38,850           1,267
   Chemed Corp.                                37,800           1,266
-  Dollar Thrifty Automotive
     Group, Inc.                               98,100           1,263
-  Physician Reliance Network, Inc.            96,200           1,263
-  Tuboscope Inc.                             155,200           1,261
-  American Media Class A                     226,500           1,260
   Commercial Net Lease Realty
     REIT                                      95,100           1,260
   L. S. Starrett Co. Class A                  36,700           1,259
-  Datascope Corp.                             54,700           1,258
-  Engineering Animation, Inc.                 23,300           1,258
   Burnham Pacific Properties, Inc.
     REIT                                     104,200           1,257
-  Cox Radio, Inc.                             29,700           1,255
-  Canandaigua Brands, Inc. Class B            22,100           1,254
-  Electro Rent Corp.                          77,558           1,251
-  Paxar Corp.                                139,956           1,251
   Thomas Industries, Inc.                     63,750           1,251
   Central Parking Corp.                       38,500           1,249
   GBC Bancorp                                 48,400           1,246
   CPI Corp.                                   47,000           1,245
-  Mastec Inc.                                 59,300           1,245
   AmerUs Life Holdings, Inc.                  55,592           1,244
   Omega Financial Corp.                       41,100           1,243
   Excel Industries, Inc.                      71,000           1,242
-  Aqua Alliance Inc.                         601,100           1,240
   Standard Pacific Corp.                      87,800           1,240
   Bedford Property Investors, Inc.
     REIT                                      73,400           1,239
   Inland Steel Industries, Inc.               73,339           1,238
   Ethyl Corp.                                212,900           1,237
   The Toro Co.                                43,400           1,237
   F & M Bancorporation, Inc.                  40,854           1,236
-  Performance Food Group Co.                  43,950           1,236
-  StaffMark, Inc.                             55,200           1,235
-  Actel Corp.                                 61,700           1,234
   Chiquita Brands
     International, Inc.                      129,000           1,234
-  Integrated Electrical Services, Inc.        55,300           1,230
   Merchants New York
     Bancorporation                            34,000           1,230
-  PharMerica, Inc.                           205,000           1,230
   Berry Petroleum Class A                     86,600           1,229
   Reliance Bancorp, Inc.                      44,200           1,229
-  Abacus Direct Corp.                         27,000           1,228
   Albany International Corp.                  64,800           1,227
   Entertainment Properties Trust
     REIT                                      72,200           1,227
-  Sbarro, Inc.                                46,800           1,226
-  Southwest Bancorporation of
     Texas, Inc.                               68,600           1,226
   Stewart Information
     Services Corp.                            21,100           1,224
   Mills Corp. REIT                            61,536           1,223
   Bank of Granite Corp.                       44,218           1,222
-  Esterline Technologies Corp.                56,200           1,222
-  Trans World Entertainment Corp.             64,050           1,221
   Kaman Corp. Class A                         75,800           1,218
-  ONSALE, Inc.                                30,400           1,218
-  Getty Images, Inc.                          70,800           1,217
   Glimcher Realty Trust REIT                  77,600           1,217
-  Closure Medical Corp.                       40,800           1,216
-  First Federal Financial Corp.               68,050           1,216
   Dain Rauscher Corp.                         41,200           1,215


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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Louis Dreyfus Natural Gas Corp.             85,096      $    1,213
   The Marcus Corp.                            74,500           1,211
   Sunstone Hotel Investors, Inc.
     REIT                                     128,300           1,211
   US Bancorp, Inc.                            60,899           1,210
-  Cephalon, Inc.                             134,300           1,209
-  Kent Electronics Corp.                      94,800           1,209
-  Littelfuse, Inc.                            62,800           1,209
   Guilford Mills, Inc.                        72,300           1,207
-  Aspen Technologies, Inc.                    83,100           1,205
   Standard Products Co.                       59,025           1,203
   AMLI Residential Properties Trust
     REIT                                      54,000           1,202
   Bassett Furniture Industries, Inc.          49,825           1,202
-  Billing Concepts Corp.                     109,300           1,202
   Deltic Timber Corp.                         59,000           1,202
   Pacific Gulf Properties, Inc. REIT          59,900           1,202
   Commercial Metals Co.                       43,266           1,201
-  Diamond Multimedia
     Systems, Inc.                            188,463           1,201
-  CUNO Inc.                                   73,850           1,200
-  Cort Business Services Corp.                49,500           1,200
   Innkeepers USA Trust REIT                  101,500           1,199
-  Rental Service Corp.                        76,400           1,199
   American Business Products, Inc.            51,000           1,198
   Summit Properties, Inc. REIT                69,400           1,197
   Community Bank System, Inc.                 40,800           1,196
   Life USA Holding, Inc.                      92,800           1,195
-  Carriage Services, Inc.                     42,000           1,194
   Analogic Corp.                              31,700           1,193
   Madison Gas & Electric Co.                  52,275           1,189
-  Pride International Inc.                   168,300           1,189
   Regency Realty Corp. REIT                   53,400           1,188
-  Boron, LePore & Associates, Inc.            34,400           1,187
-  National Western Life Insurance
     Co. Class A                               10,100           1,187
-  Plains Resources                            84,400           1,187
-  QuadraMed Corp.                             57,900           1,187
   Roadway Express Inc.                        82,100           1,185
   Texas Regional Bancshares, Inc.             47,300           1,185
-  Sunrise Medical, Inc.                       95,200           1,184
   PXRE Corp.                                  47,133           1,181
   Commonwealth Bancorp                        75,800           1,180
   Brush Wellman, Inc.                         67,600           1,179
-  K-V Pharmaceutical Co. Class B              56,750           1,174
-  IGEN International, Inc.                    38,300           1,173
-  Risk Capital Holdings, Inc.                 53,900           1,172
   Pittston BAX Group                         105,200           1,170
-  Province Heathcare Co.                      32,600           1,170
   Sterling Bancshares, Inc.                   78,500           1,168
   Farmer Brothers, Inc.                        5,450           1,166
   Independent Bank Corp.                      67,100           1,166
-  Ocular Sciences, Inc.                       43,600           1,166
-  F.Y.I. Inc.                                 36,400           1,165
-  Pacific Sunwear of California               71,175           1,165
-  Group Maintenance
     America Corp.                             96,000           1,164
   JP Realty Inc. REIT                         59,300           1,164
   Dreyer's Grand Ice Cream, Inc.              76,900           1,163
-  Adtran, Inc.                                63,400           1,161
-  Microage, Inc.                              75,300           1,158
   CFW Communications Co.                      49,500           1,157
-  Enzo Biochem, Inc.                         112,203           1,157
   Triangle Bancorp, Inc.                      73,200           1,157
-  Steinway Musical
     Instruments Inc.                          44,400           1,154
   Walden Residential Properties,
     Inc. REIT                                 56,400           1,153
-  Sun Healthcare Group, Inc.                 175,600           1,152
-  Insituform Technologies Class A             79,400           1,151
-  Earthshell Corp.                            96,300           1,150
   Skyline Corp.                               35,400           1,150
   UniFirst Corp.                              50,400           1,150
-  Seitel, Inc.                                92,400           1,149
-  Interdigital
     Communications Corp.                     251,500           1,147
   Russ Berrie and Co., Inc.                   48,800           1,147
   Equity Inns, Inc. REIT                     119,100           1,146
-  Perclose, Inc.                              34,600           1,146
   Berkshire Realty Co., Inc. REIT            120,500           1,145
   C & D Technology Inc.                       41,600           1,144
   First United Bancshares, Inc.               64,400           1,143
   Kansas City Life Insurance Co.              13,930           1,139
   BT Financial Corp.                          41,560           1,138
   Wellman, Inc.                              111,700           1,138
-  CB Richard Ellis Services, Inc.             62,729           1,137
   Tower Realty Trust, Inc. REIT               56,500           1,137
   CVB Financial Corp.                         50,490           1,136
   Mine Safety Appliances Co.                  16,000           1,136
-  Organogenesis, Inc.                        100,892           1,135
-  Silicon Valley Bancshares                   66,600           1,134
-  Wild Oats Markets Inc.                      36,000           1,134
-  HomeBase, Inc.                             177,200           1,130
-  S3, Inc.                                   153,500           1,130
-  STAR Telecommunications, Inc.               92,700           1,130
   Golf Trust of America, Inc. REIT            40,700           1,129
-  Lone Star Steakhouse &
     Saloon, Inc.                             122,900           1,129
   Curtiss-Wright Corp.                        29,600           1,128
   Corus Bankshares Inc.                       34,900           1,126
   Signal Corp.                                32,875           1,126
   John Nuveen Co. Class A                     30,300           1,125
-  Siliconix, Inc.                             54,200           1,125
   Arnold Industries, Inc.                     69,700           1,124
   Calgon Carbon Corp.                        149,700           1,123
   Dames & Moore Group                         87,200           1,123
-  Midway Games Inc.                          102,011           1,122
   Western Investment Real Estate
     Trust REIT                                95,000           1,122
-  First Republic Bank                         44,700           1,120
-  Host Marriott Services Corp.               107,940           1,120
-  Griffon Corp.                              105,300           1,119
-  Integrated Process
     Equipment Corp.                          104,100           1,119
   Strayer Education, Inc.                     31,650           1,116
-  Silgan Holdings, Inc.                       40,100           1,115
-  Kopin Corp.                                 52,900           1,111
-  Ultratech Stepper, Inc.                     69,400           1,110
   Cabot Oil & Gas Corp. Class A               73,826           1,107
   Alexandria Real Estate Equities,
     Inc. REIT                                 35,700           1,104


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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                           SHARES           (000)
----------------------------------------------------------------------
   Valmont Industries, Inc.                    79,600      $    1,104
-  Acuson Corp.                                74,150           1,103
-  Sangstat Medical Corp.                      51,900           1,103
-  Commonwealth Telephone
     Enterprises, Inc.                         32,899           1,102
-  AFC Cable Systems, Inc.                     32,700           1,100
-  DuPont Photomasks, Inc.                     25,900           1,099
-  FileNet Corp.                               95,800           1,099
   Community Trust Bancorp Inc.                46,660           1,097
   Parkway Properties Inc. REIT                35,100           1,097
   Dimon Inc.                                 147,300           1,096
-  Grand Casinos, Inc.                        135,900           1,096
-  DataWorks Corp.                            104,900           1,095
   General Binding Corp.                       29,400           1,095
   First Financial Holdings, Inc.              57,500           1,092
   Grey Advertising, Inc.                       3,000           1,092
   Harleysville National Corp.                 27,998           1,092
-  Knight Transportation, Inc.                 40,900           1,092
-  Mariner Post-Acute
     Network, Inc.                            239,049           1,091
-  Remec, Inc.                                 60,600           1,091
-  Triarc Cos., Inc. Class A                   68,200           1,091
-  DBT Online Inc.                             43,700           1,090
   Imperial Credit Commercial
     Mortgage Investment Corp.
     REIT                                     115,800           1,086
-  Morrison Knudsen Corp.                     111,200           1,084
-  Coherent, Inc.                              87,000           1,082
-  Remedy Corp.                                77,600           1,082
-  Agribrands International, Inc.              36,000           1,080
-  GC Cos.                                     25,950           1,080
-  Stoneridge,Inc.                             47,000           1,069
   Brown Group, Inc.                           60,800           1,068
-  Primus Telecommunications
     Group, Inc.                               64,700           1,068
-  Biotechnology General                      153,700           1,066
-  Magnatek                                    92,100           1,065
-  Cellular Communications of
     Puerto Rico                               57,500           1,064
   Irwin Financial Corp.                       39,100           1,063
   Sterling Bancorp                            46,600           1,063
   IRT Property Co. REIT                      106,198           1,062
-  Pinkerton's, Inc.                           49,800           1,061
-  Wolverine Tube, Inc.                        50,500           1,061
-  Network Equipment
     Technologies, Inc.                       102,700           1,059
-  Global Industrial
     Technologies, Inc.                        98,900           1,057
-  Information Resources, Inc.                103,800           1,057
-  UniCapital Corp.                           143,000           1,055
-  Gaylord Container Corp.                    171,900           1,053
   Standard Motor Products, Inc.               43,400           1,052
-  Scientific Games Holdings Corp.             55,700           1,051
   Sturm, Ruger & Co., Inc.                    87,800           1,048
   Great Lakes, Inc. REIT                      66,700           1,046
   Yankee Energy Systems                       35,900           1,046
   Vintage Petroleum, Inc.                    121,200           1,045
   Chartwell Re Corp.                          43,900           1,043
-  Columbia Banking System, Inc.               56,300           1,042
-  Forrester Research, Inc.                    23,800           1,041
   Sovran Self Storage, Inc. REIT              41,200           1,035
-  TAVA Technologies, Inc.                    135,700           1,035
-  Collins & Aikman Corp.                     201,700           1,034
-  OmniAmerica Inc.                            32,300           1,034
   Stone & Webster, Inc.                       31,100           1,034
-  Capital Senior Living Corp.                 73,800           1,029
   First Financial Bankshares, Inc.            29,370           1,028
-  Impath, Inc.                                38,800           1,028
-  Eagle USA Airfreight, Inc.                  41,900           1,027
-  U.S. Satellite Broadcasting Co.,
     Inc. Class A                              74,600           1,026
   P.H. Glatfelter Co.                         82,800           1,025
-  Rogers Corp.                                34,300           1,025
   MTS Systems Corp.                           75,800           1,023
   Simmons First National                      27,500           1,021
-  Daisytek International Corp.                53,700           1,020
-  Brookdale Living
     Communites, Inc.                          52,200           1,018
-  Mesa Air Group Inc.                        130,300           1,018
-  U.S. Bioscience                            141,300           1,016
-  Protection One, Inc.                       118,500           1,015
   Crown American Realty Trust
     REIT                                     130,800           1,014
-  Global DirectMail Corp.                     43,300           1,012
   The Ackerley Group, Inc.                    55,400           1,011
-  Fairchild Corp.                             64,200           1,011
   Stewart & Stevenson
     Services, Inc.                           103,610           1,010
-  Data Processing Resources Corp.             34,500           1,009
-  GelTex Pharmaceuticals, Inc.                44,600           1,009
   OEA, Inc.                                   85,300           1,008
-  Electroglas, Inc.                           85,200           1,001
   Scotsman Industries, Inc.                   48,700           1,001
   Pioneer Standard
     Electronics Inc.                         106,550             999
-  Hamilton Bancorp, Inc.                      37,400             998
-  Jones Intercable Inc.                       28,400             998
-  FSI International, Inc.                     96,100             997
   Exide Corp.                                 61,100             993
   NBT Bancorp, Inc.                           42,469             993
   Applied Industrial Technology, Inc.         71,500             992
-  Value City Department Stores, Inc.          71,200             992
   WSFS Financial Corp.                        58,800             992
-  Friedman, Billings, Ramsey
     Group, Inc.                              152,400             991
-  National R. V. Holdings, Inc.               38,500             991
   Nature's Sunshine Inc.                      64,982             991
-  Cotelligent, Inc.                           46,400             989
   Cross Timbers Oil Co.                      131,425             986
-  CDI Corp.                                   48,800             985
   American Annuity Group Inc.                 42,800             984
-  Castle & Cooke Inc.                         66,700             984
   Watts Industries Class A                    59,200             984
-  Aavid Thermal Technologies                  58,100             980
   Park Electrochemical Corp.                  34,200             979
-  e.spire Communications, Inc.               153,400             978
-  Genesis Health Ventures Inc.               111,825             978
-  Input/Output, Inc.                         133,800             978
-  Triad Guaranty, Inc.                        44,200             975
-  Veritas DGC Inc.                            74,700             971
-  Teletech Holdings Inc.                      94,500             969
-  IDT Corp.                                   62,900             967


                                      40
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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Boise Cascade Office
     Products Corp.                            71,500      $      965
   Oneida Ltd.                                 65,135             965
   South Jersey Industries, Inc.               36,836             965
-  CSS Industries, Inc.                        31,800             964
   Flagstar Bancorp, Inc.                      36,900             964
-  Florida Panthers Holdings, Inc.            103,500             964
   Tejon Ranch Co.                             48,500             964
   Reliance Steel & Aluminum Co.               34,800             961
-  EEX Corp.                                  136,966             959
   First Union Real Estate REIT               163,200             959
-  Verio Inc.                                  42,800             958
   Telxon Corp.                                68,900             956
   EastGroup Properties, Inc. REIT             51,800             955
-  Rural/Metro Corp.                           87,300             955
-  Vincam Group, Inc.                          54,400             955
-  NPC International Class A                   79,000             953
-  PEC Israel Economic Corp.                   33,100             952
-  PJ America Inc.                             52,500             952
-  Tom Brown, Inc.                             94,700             950
-  Stein Mart, Inc.                           136,300             950
-  Vicor Corp.                                105,500             949
   Simpson Industries, Inc.                    97,800             947
-  Benchmark Electronics, Inc.                 25,800             945
   AMCOL International Corp.                   95,550             944
-  DVI, Inc.                                   51,800             939
   U.S. Restaurant Properties, Inc.
     REIT                                      38,600             938
   Circle International Group, Inc.            45,700             937
-  Twinlab Corp.                               71,400             937
   United Fire & Casualty Co.                  27,825             936
-  Columbia Sportswear Co.                     55,400             935
-  Long Beach Financial Corp.                 124,600             934
-  Heartland Express, Inc.                     53,308             933
-  Copart, Inc.                                28,800             932
   Guarantee Life Cos., Inc.                   50,400             932
   PMA Capital Corp. Class A                   47,600             931
-  Data Transmission Network Corp.             32,200             930
-  Inprise Corp.                              169,100             930
-  American Classic Voyager Co.                52,700             929
   Coca-Cola Bottling Co.                      16,122             927
-  American Homestar Corp.                     61,500             923
-  Fritz Cos., Inc.                            85,300             922
   OmniQuip International, Inc.                61,400             921
   Southwestern Energy Co.                    122,100             916
-  Merisel, Inc.                              384,900             914
-  Omnipoint Corp.                             98,200             914
-  Station Casinos, Inc.                      111,500             913
-  The Dress Barn, Inc.                        59,800             908
   Advanta Corp. Class A                       68,480             907
-  Alpine Group, Inc.                          60,500             907
-  Forest Oil Corp.                           106,700             907
-  Highlands Insurance Group                   69,430             907
-  McWorter Technologies Inc.                  39,650             907
-  RTI International Metals                    64,600             904
   Justin Industries, Inc.                     68,750             902
-  Sabratek Corp.                              55,000             901
   Oregon Steel Mills, Inc.                    75,800             900
-  Southland Corp.                            472,100             900
-  Genesys Telecommunications
     Laboratories, Inc.                        40,400             899
   RFS Hotel Investors, Inc. REIT              73,400             899
-  Advanced Energy Industries, Inc.            35,900             898
-  Hologic, Inc.                               74,100             898
   BMC Industries, Inc.                       143,300             896
-  Goody's Family Clothing                     88,900             892
-  The Buckle, Inc.                            37,100             890
   Daniel Industries, Inc.                     73,400             890
-  Banctec, Inc.                               70,728             889
-  SanDisk Corp.                               62,700             886
   St. Mary Land & Exploration Co.             47,840             885
-  Aviall Inc.                                 74,875             880
   First Sentinel Bancorp, Inc.               108,340             880
-  Glenayre Technologies, Inc.                198,125             879
-  Lydall, Inc.                                74,000             879
   Commonwealth Industries Inc.                93,700             878
   Evergreen Bancorp, Inc.                     27,300             877
   Commercial Intertech Corp.                  67,650             875
-  Metromedia International
     Group, Inc.                              160,800             874
-  Kenneth Cole Productions, Inc.              46,500             872
-  Platinum Software Co.                       68,000             871
-  NeXstar Pharmaceuticals Inc.                93,900             869
-  Volt Information Sciences Inc.              38,500             869
   Colonial Gas Co.                            24,900             868
-  Discount Auto Parts Inc.                    39,300             862
   Student Loan Corp.                          19,100             857
-  Open Market, Inc.                           73,200             856
-  Coinmach Laundry Corp.                      65,800             855
   Gleason Corp.                               47,100             854
   Ameron International Corp.                  23,000             851
   Intermet Corp.                              65,100             850
-  Stage Stores, Inc.                          90,600             849
-  Alternative Resources Corp.                 79,400             844
-  Metals USA, Inc.                            86,575             844
   Northwest Bancorp, Inc.                     86,600             844
-  Oak Technology, Inc.                       241,100             844
-  Transaction Network
     Services, Inc.                            42,050             844
-  VWR Scientific Products Corp.               48,600             844
   Redwood Trust, Inc REIT.                    60,200             843
-  Urban Outfitters, Inc.                      49,900             842
-  Penske Motorsports, Inc.                    31,600             841
   Genovese Drug Stores, Inc.
     Class A                                   29,470             840
   Pennsylvania REIT                           43,200             840
   LaSalle Hotel Properties REIT               80,900             839
-  CareMatrix Corp.                            27,300             836
   Valhi, Inc.                                 73,500             836
   Foamex International, Inc.                  67,400             834
-  The North Face, Inc.                        64,100             833
   Anthracite Capital Inc.                    106,200             830
   Lindsay Manufacturing Co.                   55,995             829
-  National City Bancorporation                31,500             827
-  Harken Energy Corp.                        425,700             825
   Terra Industries, Inc.                     133,200             824
   Arctic Cat, Inc.                            80,800             823
-  Boston Beer Co., Inc. Class A               96,800             823
   Capstead Mortgage Corp. REIT               199,400             823
-  Evans & Sutherland
     Computer Corp.                            46,700             823
-  West TeleServices Corp.                     84,100             820


                                      41
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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                           SHARES           (000)
----------------------------------------------------------------------
-  AirNet Systems, Inc.                        57,000      $      819
-  Aztar Corp.                                161,600             818
   Schweitzer-Mauduit
     International, Inc.                       53,000             818
-  Offshore Logistics, Inc.                    68,700             816
-  Simpson Manufacturing Co.                   21,800             816
-  American Freightways                        70,600             814
-  General Cigar Holdings, Inc.                93,600             813
-  NFO Worldwide, Inc.                         70,700             813
-  Imperial Credit                             96,664             810
-  Garden Ridge Corp.                          89,300             809
   Robbins & Myers, Inc.                       36,478             807
-  Cole National Corp. Class A                 47,000             805
-  Vical, Inc.                                 56,700             804
   Oshkosh B Gosh, Inc. Class A                39,800             803
-  Polymer Group, Inc.                         80,700             802
-  Vencor, Inc.                               178,285             802
-  Magellan Health Services, Inc.              95,700             801
-  Administaff, Inc.                           32,000             800
-  Trans World Airlines                       165,600             797
-  System Software
     Associates, Inc.                         113,200             796
-  Carmike Cinemas, Inc. Class A               39,100             794
   BankAtlantic Bancorp, Inc.
     Class B                                  111,100             792
-  Championship Auto Racing
     Teams, Inc.                               26,700             791
   Getty Realty Holding Corp.                  54,100             791
-  Diamond Technology
     Partners Inc.                             41,300             790
-  Medaphis Corp.                             240,750             790
-  Sanchez Computer
     Associates, Inc.                          27,000             790
-  Neurogen Corp.                              45,100             789
-  Digi International, Inc.                    70,800             788
   BancFirst Corp.                             21,900             786
-  Premisys Communications, Inc.               85,600             786
-  Intergraph Corp.                           136,600             785
-  Mapics Inc.                                 47,600             785
   Dime Community Bancorp. Inc.                38,000             784
-  Hecla Mining Co.                           216,200             784
-  Paxson Communications Corp.                 85,300             784
-  O'Sullivan Industries Holdings, Inc.        74,600             783
   Lawson Products, Inc.                       34,000             782
-  Barnett, Inc.                               56,800             781
   A.M. Castle & Co.                           52,025             780
-  Harbinger Corp.                             97,250             778
-  U.S. Xpress Enterprises, Inc.               51,400             771
   R.L.I. Corp.                                23,150             770
-  Immune Response                             70,600             768
-  N2K Inc.                                    58,700             767
-  Ascent Entertainment Group, Inc.           103,829             766
   Tanger Factory Outlet Centers,
     Inc. REIT                                 36,100             765
-  U.S.A. Floral Products, Inc.                66,500             765
-  CommNet Cellular Inc.                       62,400             764
   Helix Technology Corp.                      58,800             764
   Cohu, Inc.                                  34,700             763
-  Cone Mills Corp.                           135,500             762
-  Petco Animal Supplies, Inc.                 75,700             762
   Avado Brands, Inc.                          91,550             761
-  Cellnet Data Systems                       152,200             761
-  Gibraltar Steel                             33,350             759
-  Ducommun, Inc.                              54,750             756
-  Lone Star Technologies, Inc.                74,700             756
-  The Carbide/Graphite Group, Inc.            51,100             754
-  Nuevo Energy Co.                            65,600             754
   MMI Cos., Inc.                              44,900             752
-  Hartmarx Corp.                             133,100             749
-  Triangle Pharmaceuticals, Inc.              55,000             749
-  Syntel, Inc.                                65,875             745
   Southern Peru Copper Corp.                  78,800             744
-  Lifecore Biomedical Inc.                    71,900             737
   F & M Bancorp                               22,480             736
   Franklin Electric, Inc.                     10,900             736
   Grand Premier Financial, Inc.               59,905             734
   Tremont Corp.                               22,065             734
-  Advanced Tissue Sciences Inc.              281,900             731
-  Hollywood Park, Inc.                        87,600             728
   NYMAGIC, Inc.                               35,100             728
-  Guilford Pharmaceuticals, Inc.              50,900             725
   First Federal Capital Corp.                 44,200             724
-  Parker Drilling Co.                        227,200             724
-  ACX Technologies Inc.                       54,600             723
-  Regeneron Pharmaceuticals, Inc.             97,700             721
   JeffBanks, Inc.                             36,433             720
   Zenith National Insurance Corp.             31,100             719
-  American Skiing Co.                         93,000             715
   Associated Estates Realty Corp.
     REIT                                      60,500             715
   General Chemical Group, Inc.                51,200             710
-  Pool Energy Service Co.                     65,400             707
-  3Dfx Interactive, Inc.                      55,900             706
-  PictureTel Corp.                           106,400             705
   Brookline Bancorp, Inc.                     61,200             704
   Capital Transamerica Corp.                  37,650             704
-  Caribiner International, Inc.               77,100             704
-  Wellsford Real Properties Inc.
     REIT                                      68,200             703
-  Barra, Inc.                                 29,700             702
-  Cal Dive International, Inc.                33,800             701
-  WHX Corp.                                   69,700             701
-  Manugistics Group, Inc.                     55,400             692
   RPC Inc.                                    93,600             690
-  General Communication, Inc.                168,600             685
   HealthPlan Services Corp.                   59,600             685
-  Industri-Matematik
     International Corp.                      137,000             685
-  Arcadia Financial Ltd.                     188,800             684
-  Staff Leasing,Inc.                          58,800             684
-  Powertel Inc.                               50,000             678
-  Schein Pharmaceutical, Inc.                 46,500             677
-  Bio-Rad Laboratories, Inc.
     Class A                                   32,200             676
   Dynex Capital, Inc. REIT                   146,000             675
-  Mobius Management
     Systems, Inc.                             45,300             674
-  California Microwave, Inc.                  71,700             672
-  Genesco, Inc.                              118,100             672
-  Paymentech, Inc.                            36,300             672
   Hancock Fabrics, Inc.                       80,100             671
-  Vantive Corp.                               83,800             670

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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  International Telecommunication
     Data Systems, Inc.                        45,200      $      667
-  Jones Intercable Inc.                       18,700             666
-  Metro Information Services, Inc.            22,200             666
-  Natural Microsystems Corp.                  91,400             666
-  SportsLine USA, Inc.                        42,800             666
-  Shiva Corp.                                117,100             662
-  Trimble Navigation Ltd.                     91,200             661
-  INSpire Insurance Solutions, Inc.           35,900             660
-  Advanced Lighting
     Technologies, Inc.                        67,600             659
-  TETRA Technologies, Inc.                    59,800             654
-  WavePhore, Inc.                             81,400             654
-  Cellstar Corp.                              95,800             653
-  Local Financial Corp.                       72,400             652
-  Centennial Bancorp                          34,745             651
-  ThermoQuest Corp.                           50,200             649
   Harleysville Group, Inc.                    25,100             648
   Oxford Industries, Inc.                     22,800             644
-  US LEC Corp. Class A                        43,500             644
-  Gulfmark Offshore, Inc.                     40,800             643
-  Thermo Cardiosystems Inc.                   61,600             643
-  Chase Industries, Inc.                      61,550             642
-  Kaiser Aluminum &
     Chemical Corp.                           131,600             642
   Thornburg Mortgage Asset Corp.
     REIT                                      84,100             641
-  MemberWorks, Inc.                           21,600             637
-  Landry's Seafood
     Restaurants, Inc.                         84,800             636
   Freedom Securities Corp.                    41,900             634
-  Kendle International Inc.                   27,115             634
-  Philadelphia Consolidated
     Holding Corp.                             28,000             634
-  Wyman-Gordon Corp.                          61,900             634
-  Electric Lightwave, Inc. Class A            77,300             633
   First Charter Corp.                         36,700             633
-  Acceptance Insurance Cos. Inc.              31,200             632
   Holly Corp.                                 37,300             629
   Cubic Corp.                                 33,500             628
   Titanium Metals Corp.                       73,200             622
-  The Meridian Resource Corp.                194,844             621
   Norrell Corp.                               42,100             621
   Fedders Corp.                              106,700             620
   Phillips-Van Heusen Corp.                   86,300             620
   Rouge Industries Inc.                       70,800             620
-  Media Arts Group, Inc.                      43,900             617
-  Pegasus Communications Corp.
     Class A                                   24,500             614
-  Insignia Financial Group, Inc.              50,200             609
-  Maverick Tube Corp.                        109,400             609
-  Intelligroup, Inc.                          34,000             608
   National Steel Corp. Class B                85,000             606
   Harbor Florida Bancshares, Inc.             54,084             605
-  Inacom Corp.                                40,600             604
-  Nichols Research Corp.                      28,900             603
-  Brylane, Inc.                               25,900             602
-  Avatar Holding, Inc.                        37,400             598
-  Essex International, Inc.                   17,230             597
-  Radiant Systems, Inc.                       80,900             597
   IMCO Recycling, Inc.                        38,600             596
   Mitchell Energy & Development
     Corp. Class A                             51,900             594
   Titan International, Inc.                   62,500             594
-  Deltek Systems, Inc.                        35,100             592
-  Gadzooks, Inc.                              76,200             591
   Hunt Corp.                                  55,600             591
-  Hagler Bailly, Inc.                         29,300             586
-  LCC International, Inc. Class A            156,100             585
-  Friede Goldman
     International, Inc.                       51,100             581
-  Sawtek Inc.                                 33,200             581
-  Atwood Oceanics, Inc.                       34,000             578
   Prime Bancshares, Inc.                      33,400             576
-  MTI Technology Corp.                       126,700             570
-  Applied Graphics
     Technologies, Inc.                        34,500             569
-  Davox Corp.                                 74,300             567
   Boykin Lodging Co. REIT                     45,700             566
-  Dril-Quip, Inc.                             31,900             566
-  Galey & Lord                                65,600             566
   Innovex, Inc.                               41,100             564
   Republic Group Inc.                         28,000             562
-  Kitty Hawk, Inc.                            50,800             559
-  Boyd Gaming Corp.                          168,200             557
-  P-Com, Inc.                                139,600             556
   Value Line, Inc.                            14,100             555
   Vital Signs, Inc.                           31,600             553
-  Party City Corp.                            37,900             547
   Haven Bancorp, Inc.                         36,300             544
-  Norstan, Inc.                               30,400             540
   Meadowbrook Insurance
     Group, Inc.                               32,800             539
-  Coleman Inc.                                58,600             535
   CRIIMI MAE, Inc. REIT                      152,900             535
-  dELiA*s Inc.                                42,800             535
-  Premiere Technologies, Inc.                 72,600             535
-  Gibson Greetings, Inc.                      44,700             531
-  Rainforest Cafe, Inc.                       87,450             530
-  Hexcel Corp.                                63,000             528
-  Aura Systems, Inc.                         527,200             527
   Resource America, Inc.                      57,900             525
   Schnitzer Steel Industries, Inc.
     Class A                                   36,500             525
-  Westell Technologies, Inc.                 107,100             522
-  Aftermarket Technology Corp.                66,000             520
-  The Sports Authority, Inc.                  99,100             520
-  Windmere-Durable Holdings Inc.              66,767             517
-  RemedyTemp, Inc.                            34,100             516
-  Gymboree Corp.                              80,800             515
-  Columbia Laboratories Inc.                 166,700             511
-  Allen Telecom Inc.                          76,260             510
-  Berlitz International, Inc.                 17,500             507
-  Itron, Inc.                                 70,600             507
-  Consolidated Cigar Holdings Inc.            28,600             506
-  Swift Energy Co.                            68,420             505
-  NovaCare, Inc.                             201,000             502
-  JLK Direct Distribution Inc.
     Class A                                   49,100             500
-  Dialogic Corp.                              25,400             499
-  Computer Management
     Sciences, Inc.                            28,625             497

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
----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                           SHARES           (000)
----------------------------------------------------------------------
   Laser Mortgage
     Management, Inc.                          89,900      $      489
   Westcorp, Inc.                              70,100             486
-  SITEL Corp.                                198,300             483
-  AXYS Pharmaceuticals, Inc.                  82,100             482
-  JDA Software Group, Inc.                    49,750             482
-  Zoltek Cos., Inc.                           52,400             481
-  General Semiconductor, Inc.                 58,150             476
   X-Rite Inc.                                 61,400             476
-  Quaker Fabric Corp.                         75,500             472
   Bush Industries, Inc.                       37,800             470
-  Jo-Ann Stores, Inc. Class B                 33,900             470
-  Comstock Resources, Inc.                   153,100             469
-  Horizon Offshore, Inc.                      84,900             467
-  Jo-Ann Stores, Inc. Class A                 28,900             466
-  @Entertainment, Inc.                        68,700             464
-  Bank Plus Corp.                            105,800             463
-  Silverleaf Resorts, Inc.                    49,300             459
-  NovaCare Employee Services, Inc.            84,800             456
-  Speedfam International, Inc.                26,500             454
-  BankUnited Financial Corp.                  56,100             449
   Range Resources Corp.                      130,500             449
-  Vivus, Inc.                                173,200             449
   Washington Trust Bancorp, Inc.              20,850             448
-  Franchise Mortgage Acceptance
     Co. LLC                                   57,600             446
-  Viasoft, Inc.                               63,400             444
   K2 Inc.                                     42,910             443
   American Medical Security
     Group, Inc.                               30,900             442
-  Miller Industries, Inc.                     98,250             442
-  TriStar Aerospace Co.                       63,100             442
-  Heska Corp.                                 99,200             440
-  Friedman's, Inc. Class A                    42,700             438
-  Rohn Industries Inc.                       126,500             435
   Ocwen Asset Investment Corp.                89,500             431
-  American Mobile Satellite
     Corp., Inc.                               81,800             429
-  SOS Staffing Services, Inc.                 59,100             428
-  ImClone Systems, Inc.                       47,100             427
-  Breed Technological Inc.                    51,900             425
   First Commerce Bancshares Inc.
     Class B                                   15,172             425
-  AirTran Holdings, Inc.                     161,000             423
-  Marvel Enterprises Inc.                     68,400             423
-  Hvide Marine, Inc. Class A                  84,300             422
   Vesta Insurance Group, Inc.                 69,850             419
-  Ryerson Tull, Inc. Class A                  42,800             417
-  Halter Marine Group, Inc.                   85,300             416
   Birmingham Steel Corp.                      98,900             414
-  MRV Communications Inc.                     66,600             412
   Impac Mortgage Holdings, Inc.
     REIT                                      89,300             407
-  Finish Line, Inc.                           50,800             406
   Primex Technologies, Inc.                    9,500             404
   Weider Nutritional
     International, Inc.                       63,100             402
-  Amtran, Inc.                                14,700             399
-  West Marine, Inc.                           40,100             396
-  Coldwater Creek Inc.                        28,590             393
-  Credit Acceptance Corp.                     53,200             389
-  Miravant Medical Technology                 30,250             389
-  SPR Inc.                                    22,200             383
-  Superior Energy Services, Inc.             134,600             383
   Advest Group, Inc.                          20,500             379
-  Key Energy Services, Inc.                   80,100             375
   Allied Products Corp.                       58,950             372
   Herbalife International Class B             32,134             368
   Western Gas Resources, Inc.                 64,000             368
   Aames Financial Corp.                      115,250             367
-  Republic Bank/Clearwater Fla.               27,800             365
-  Thermotrex Corp.                            42,600             365
-  Suburban Lodges Of America, Inc.            44,500             364
   City Holding Co.                            11,110             361
-  Pinnacle Systems, Inc.                      10,000             358
-  Guess ?, Inc.                               74,200             357
-  Delta Financial Corp.                       59,900             356
-  Shaw Group, Inc.                            44,500             356
-  CompuCom Systems, Inc.                     101,400             355
   Fedders Corp. Class A                       67,612             355
-  Bacou USA Inc.                              16,300             350
-  Computer Learning Centers, Inc.             51,800             346
-  ParkerVision, Inc.                          14,700             345
-  Grey Wolf, Inc.                            422,300             343
   Century Aluminum Co.                        36,200             342
-  Spiegel, Inc. Class A                       59,100             340
-  H.T.E., Inc.                                67,600             338
-  Centennial HealthCare Corp.                 21,400             332
-  Planet Hollywood International,
     Inc. Class A                             143,500             332
-  Encore Wire Corp.                           35,800             331
-  Artisan Components, Inc.                    62,200             330
-  Lodgian, Inc.                               67,600             330
   First Indiana Corp.                         16,420             328
-  Learning Tree International, Inc.           36,000             326
-  Primadonna Resorts, Inc.                    36,800             324
-  UTI Energy Corp.                            44,500             323
-  Patterson Energy, Inc.                      78,800             320
-  SM&A Corp.                                  16,600             315
-  Splash Technology Holdings, Inc.            42,259             314
-  Crescent Operating, Inc. REIT               64,263             305
-  Trico Marine Services, Inc.                 62,400             304
-  Benton Oil & Gas Co.                       100,800             302
-  IRI International Corp.                     75,000             300
-  Renaissance Worldwide, Inc.                 48,100             295
-  TCI Satellite Entertainment, Inc.
     Class A                                  204,890             295
   Culp, Inc.                                  37,300             294
-  Meadowcraft, Inc.                           25,900             290
   Chart Industries, Inc.                      37,950             289
   United Cos. Finance Corp.                   84,602             286
-  Ambassadors International, Inc.             19,100             282
-  General Magic, Inc.                         55,900             281
-  First Sierra Financial, Inc.                22,700             278
-  ITEQ, Inc.                                 130,000             276
-  Grubb & Ellis Co.                           34,000             274
-  Samsonite Corp.                             48,669             271
-  Laboratory Corp. of America                196,352             270
-  Forcenergy Inc.                            102,100             268
   Hilb, Rogal and Hamilton Co.                13,300             264
   KCS Energy, Inc.                            81,600             250
-  ContiFinancial Corp.                        34,300             244

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   First Commerce Bancshares Inc.
     Class A                                    8,900      $      243
   Prime Group Realty Trust REIT               16,000             242
-  Homestead Village, Inc.                     53,600             241
   Herbalife International Cl A                16,066             229
   Harris Financial, Inc.                      16,400             223
   Sandy Spring Bancorp, Inc.                   7,400             223
   Conectiv, Inc. Class A                       5,612             222
-  American Retirement Corp.                   14,100             221
   Capital City Bank Group, Inc.                8,000             221
-  ThermoLase Corp.                            48,400             221
-  HS Resources Inc.                           29,100             220
-  American HomePatient, Inc.                 120,700             219
-  SS&C Technologies, Inc.                     17,600             218
-  Westaff Inc.                                33,100             207
   Columbus McKinnon Corp.                     11,100             200
   Semco Energy Inc.                           12,285             200
-  Panavision, Inc.                            15,772             195
   Gray Communications
     Systems, Inc.                             10,250             188
-  EduTrek International, Inc.                 31,400             181
-  Pegasystems Inc.                            43,300             180
-  TransTexas Gas Corp.                        68,600             180
-  ViroPharma Inc.                             19,100             178
   Chesapeake Energy Corp.                    201,480             176
   Amplicon, Inc.                              11,600             175
-  PageMart Wireless, Inc.                     31,500             175
-  Banner Aerospace                            18,400             174
   Medallion Financial Corp.                   12,000             172
-  Kelly Oil Corp.                            280,700             167
   Mahoning National Bancorp. Inc.              5,400             167
   Prime Bancorp Inc.                          10,600             167
   Belco Oil & Gas Corp.                       29,800             166
-  Aspec Technology, Inc.                     125,000             164
-  Objective Systems
     Integrators, Inc.                         34,700             160
-  Bristol Hotels & Resorts, Inc.              23,925             147
-  BWAY Corp.                                   9,600             145
-  Donna Karan International Inc.              18,900             144
-  Rutherford-Moran Oil Corp.                  49,000             138
   CFSB Bancorp, Inc.                           5,600             136
-  Federal Agricultural
     Mortgage Corp.                             3,550             132
-  Trex Medical Corp.                          15,000             128
   BankAtlantic Bancorp, Inc.
     Class A                                   18,375             118
-  Advantica Restaurant Group, Inc.            18,500             114
-  Frontier Financial Corp.                     2,500             114
-  MGC Communications, Inc.                    16,300             114
-  Titan Exploration, Inc.                     17,000             112
-  BRC Holdings Inc.                            5,731             107
-  Icon CMT Corp.                               6,600             106
-  Aerial Communications Inc.                  17,600             103
-  K-V Pharmaceutical Co. Class A               5,000             103
-  SCB Computer Technology, Inc.               10,300             102
-  Alydaar Software Corp.                      12,200             101
-  Alaris Medical, Inc.                        17,000             100
-  Cylink Corp.                                27,700             100
-  Phymatrix Corp.                             43,500              95
   Penncorp Financial Group Inc.               90,100              90
-  MacroChem Corp.                              9,700              82
   Wackenhut Corp. Class B                      3,656              80
-  DecisionOne Holdings Corp.                  16,200              77
-  SmarTalk Teleservices, Inc.                 29,100              77
-  Telegroup, Inc.                             58,400              77
-  United Natural Foods, Inc.                   3,100              75
   Price Enterprises, Inc.                     13,925              74
   BancFirst Ohio Corp.                         2,300              70
   Baldwin & Lyons, Inc. Class B                2,800              69
   Michigan Financial Corp.                     1,975              67
   North Pittsburgh Systems, Inc.               4,700              63
-  Metal Management, Inc.                      16,700              58
-  Thermo Optek Corp.                           6,700              58
-  French Fragrances, Inc.                      7,400              54
-  APAC Teleservices, Inc.                     14,100              53
-  Equity Corp. International                   2,000              53
   Gold Banc Corp., Inc.                        3,300              51
   Century South Banks, Inc.                    1,500              42
-  USN Communications, Inc.                   176,600              33
-  Wilshire Financial Services
     Group Inc.                                52,700              33
-  Associated Group, Inc. Class B                 750              32
-  IMC Mortgage Co.                            94,600              27
-  MEMC Electronic Materials, Inc.              2,800              24
-  LTC Healthcare, Inc.                         8,220              22
   J.M. Smucker Co. Class B                     1,000              22
   Seaboard Corp.                                  50              21
-  Recoton Corp.                                1,000              18
-  CSF Holdings Inc. Contingent
     Litigation Rights                         29,125              15
-  Insilco Holding Corp.                          239               6
-  Southern Pacific Funding Corp.              47,600               4
-  Octel Corp.                                     75               1
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $2,687,474)                                        2,929,234
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (9.8%)(1)

----------------------------------------------------------------------
                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
U.S. TREASURY BILLS
(2)  4.046%, 1/14/1999                     $    4,400           4,396
(2)  4.027%-4.429%, 1/7/1999                    1,500           1,500
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999                            109,812         109,812
   4.77%, 1/4/1999--Note G                    183,114         183,114
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $298,819)                                            298,822
----------------------------------------------------------------------
TOTAL INVESTMENTS (106.4%)
   (COST $2,986,293)                                        3,228,056
----------------------------------------------------------------------

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
SMALL-CAP INDEX FUND                                            (000)
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES (-6.4%)
----------------------------------------------------------------------
Other Assets--Note B                                       $   33,675
Security Lending Collateral Payable to
   Brokers--Note G                                           (183,114)
Other Liabilities                                             (46,261)

                                                          ------------
                                                             (195,700)

----------------------------------------------------------------------
NET ASSETS (100%)                                          $3,032,356
======================================================================

  *See Note A in Notes to Financial Statements.

  -Non-Income-Producing Security.

(1)The fund invests a portion of its cash reserves in equity markets through the use of index futures contracts. After giving effect to futures investments, the fund's effective common stock and temporary cash investment positions represent 100.1% and 6.3%, respectively, of net assets. See Note F in Notes to Financial Statements.

(2)Securities with an aggregate value of $5,896,000 have been segregated as initial margin for open futures contracts.

REIT--Real Estate Investment Trust.

----------------------------------------------------------------------
  AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
  Paid in Capital                                          $2,769,161
  Overdistributed Net Investment Income                          (641)
  Accumulated Net Realized Gains                               14,857
  Unrealized Appreciation--Note F
    Investment Securities                                     241,763
    Futures Contracts                                           7,216
----------------------------------------------------------------------
  NET ASSETS                                               $3,032,356
======================================================================

  Investor Shares--Net Assets
  Applicable to 130,587,758 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                              $2,768,079
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
    INVESTOR SHARES                                            $21.20
======================================================================

  Institutional Shares--Net Assets
  Applicable to 12,467,472 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                $264,277
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
    INSTITUTIONAL SHARES                                       $21.20
======================================================================

----------------------------------------------------------------------
                                                               MARKET
SMALL-CAP GROWTH                                               VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (98.4%)
----------------------------------------------------------------------
-  Vitesse Semiconductor Corp.                 38,300      $    1,747
-  Sanmina Corp.                               24,400           1,525
-  MedImmune Inc.                              13,600           1,352
   Astoria Financial Corp.                     27,400           1,254
-  Mohawk Industries, Inc.                     28,400           1,195
-  Acxiom Corp.                                38,500           1,193
-  Express Scripts                             16,600           1,114
-  Williams Sonoma, Inc.                       27,600           1,113
   Comair Holdings, Inc.                       32,600           1,100
-  Devry, Inc.                                 34,200           1,047
   American Bankers
     Insurance Group                           21,400           1,035
-  Valassis Communications, Inc.               19,100             986
   FirstMerit Corp.                            36,500             981
   Centura Banks, Inc.                         13,100             974
   First American Financial Corp.              29,600             951
   Legg Mason Inc.                             27,500             868
   SEI Corp.                                    8,700             865
-  Universal Health Services Class B           16,400             851
-  American Management
     Systems, Inc.                             21,100             844
-  Novellus Systems, Inc.                      16,900             837
   National Data Corp.                         16,700             813
-  Orbital Sciences Corp.                      18,200             805
   Mutual Risk Management Ltd.                 19,900             779
-  Linens 'n Things, Inc.                      19,300             765
-  Ciber, Inc.                                 26,600             743
   Cullen/Frost Bankers, Inc.                  13,400             735
   Applied Power, Inc.                         19,040             719
-  Patterson Dental Co.                        16,500             718
-  Gentex Corp.                                35,500             710
   U.S. Trust Corp.                             9,300             707
   Delta & Pine Land Co.                       19,000             703
-  Whittman-Hart, Inc.                         25,400             702
-  BISYS Group, Inc.                           13,100             676
-  Macromedia                                  19,600             660
-  VISIX Inc.                                   7,500             656
   HUBCO, Inc.                                 21,621             651
-  Safeskin Corp.                              27,000             651
-  Whole Foods Market, Inc.                    13,100             634
-  Catalina Marketing Corp.                     9,200             629
-  MedQuist, Inc.                              15,800             624
-  Envoy Corp.                                 10,700             623
   Commerce Bancorp, Inc.                      11,375             597
   True North Communications                   22,100             594
-  Renal Care Group, Inc.                      20,200             582
   National Computer Systems, Inc.             15,400             570
   United Bankshares, Inc.                     21,400             567
   Ethan Allen Interiors, Inc.                 13,600             558
   First Midwest Bancorp                       14,600             556
-  National Instruments Corp.                  16,300             556
-  HA-LO Industries, Inc.                      14,700             553
-  Mercury Interactive Corp.                    8,700             550
-  Micrel, Inc.                                10,000             550
   G & K Services, Inc.                        10,100             538
-  Barr Labs Inc.                              11,100             533
-  IDEXX Laboratories Corp.                    19,400             522
   Jefferies Group, Inc.                       10,500             521
-  Men's Wearhouse, Inc.                       16,300             517
-  INCYTE Pharmaceuticals, Inc.                13,800             516
   Jones Pharma, Inc.                          14,100             515
   CMAC Investment Corp.                       11,200             514
-  HNC Software, Inc.                          12,700             514
   Expeditors International of
     Washington, Inc.                          12,200             512
-  O'Reilly Automotive, Inc.                   10,700             506
   Polaris Industries, Inc.                    12,700             498
-  C-Cube Microsystems, Inc.                   18,300             496
   UST Corp.                                   20,800             490
   MacDermid, Inc.                             12,400             485
   Central Parking Corp.                       14,900             483
   Regis Corp.                                 12,000             480
   Jack Henry & Associates                      9,400             468
-  Orthodontic Centers of
     America, Inc.                             24,100             468
-  Consolidated Graphics, Inc.                  6,900             466
-  Pediatrix Medical Group, Inc.                7,700             461
-  Lason Holdings, Inc.                         7,900             460
-  Aspect Telecommunications Corp.             26,500             457
-  Stillwater Mining Co.                       11,000             451
   Blount International, Inc.                  18,000             449
   First Bancorp/Puerto Rico                   14,800             447
-  Alliant Techsystems, Inc.                    5,400             445
-  Zebra Technologies Class A                  15,300             440
-  Foodmaker, Inc.                             19,800             437
-  Westwood One, Inc.                          14,300             436
-  Burr-Brown Corp.                            18,400             431
-  Cerner Corp.                                16,000             428
   Whitney Holdings                            11,400             427
-  Newfield Exploration Co.                    20,200             422
-  Dionex Corp.                                11,400             418
-  Insight Enterprises, Inc.                    8,100             412
   Philadelphia Suburban Corp.                 13,900             411
   Fidelity National Financial, Inc.           13,420             409
   Trustco Bank                                13,570             407
-  Boole & Babbage Inc.                        13,800             406
-  Tel-Save.com, Inc.                          24,100             404
-  CommScope, Inc.                             24,000             403
   Skywest, Inc.                               12,200             399
   Tredegar Industries Inc.                    17,600             396
-  Cognex Corp.                                19,700             394
-  Xircom, Inc.                                11,500             391
-  Pre-Paid Legal Services, Inc.               11,700             386
   Arthur J. Gallagher & Co.                    8,700             384
-  Xylan Corp.                                 21,200             384
-  Tetra Tech, Inc.                            14,100             382
-  Dycom Industries, Inc.                       6,600             377
   Ballard Medical Products                    15,400             374
   Manitowac Co., Inc.                          8,400             373
   ABM Industries                              10,700             370
   Baldor Electric Co.                         18,200             369
   Eaton Vance Corp.                           17,600             367
   Invacare Corp.                              15,200             365
-  Brightpoint, Inc.                           26,400             363
-  Read Rite Corp.                             24,400             361
-  Scotts Co.                                   9,400             361
-  Metro Networks, Inc.                         8,400             358
-  Pharmaceutical Product
     Development, Inc.                         11,800             355
-  Mueller Industries Inc.                     17,400             353
-  SPS Technologies, Inc.                       6,200             351

----------------------------------------------------------------------
                                                               MARKET
SMALL-CAP GROWTH                                               VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
   JLG Industries, Inc.                        22,300      $      348
   Caraustar Industries, Inc.                  12,100             346
-  Anchor Gaming                                6,100             344
   Casey's General Stores                      26,400             344
   Premier Bancshares, Inc.                    12,600             330
-  Biomatrix, Inc.                              5,600             326
-  SEQUUS Pharmaceuticals, Inc.                16,100             326
   Queens County Bancorp, Inc.                 10,850             323
   AAR Corp.                                   13,500             322
-  Respironics, Inc.                           15,900             319
   Fair Issac & Co.                             6,800             314
   Roper Industries Inc.                       15,300             312
   Inter-Tel, Inc.                             13,200             309
-  PAREXEL International Corp.                 12,000             300
-  The Cheesecake Factory                      10,000             297
-  ADVO, Inc.                                  11,000             290
-  Liposome Co., Inc.                          18,800             290
   Graco, Inc.                                  9,800             289
-  Progress Software Corp.                      8,550             289
-  Avid Technology, Inc.                       12,300             288
-  Nautica Enterprises, Inc.                   18,900             283
   New England Business
     Service, Inc.                              7,200             282
-  Unitrode Corp.                              15,800             276
   Computer Task Group, Inc.                   10,100             274
-  Shorewood Packaging Corp.                   13,300             273
-  MICROS Systems, Inc.                         8,200             270
-  Buckeye Technology, Inc.                    17,900             267
   Owens & Minor, Inc. Holding Co.             16,600             261
-  Astec Industries, Inc.                       4,700             261
   Pogo Producing Co.                          20,000             260
-  Hyperion Solutions Corp.                    14,370             259
-  Family Golf Centers, Inc.                   13,000             257
-  Heartland Express, Inc.                     14,700             257
-  Consolidated Products Inc.                  12,375             255
-  CEC Entertainment Inc.                       9,100             253
   Libbey, Inc.                                 8,700             252
-  Plexus Corp.                                 7,400             251
-  Service Experts, Inc.                        8,500             249
-  BE Avionics Inc.                            11,800             248
-  Triarc Cos., Inc. Class A                   15,200             243
   Technitrol, Inc.                             7,600             242
-  NBTY, Inc.                                  33,800             241
-  InterVoice, Inc.                             6,900             238
   Coca-Cola Bottling Co.                       4,100             236
-  Sonic Corp.                                  9,500             236
   Analysts International Corp.                11,500             221
-  Curative Health Services Inc.                6,300             211
   WD-40 Co.                                    7,300             209
-  ADAC Laboratories                           10,000             200
-  Billing Concepts Corp.                      17,900             197
-  Kronos, Inc.                                 4,200             186
   Oshkosh B Gosh, Inc. Class A                 9,100             184
-  Pacific Sunwear of California               10,600             174
-  Biotechnology General                       24,800             172
-  Organogenesis, Inc.                         15,100             170
   Cross Timbers Oil Co.                       22,500             169
-  Platinum Software Co.                       13,100             168
-  System Software Associates, Inc.            23,900             168
-  TheraTech, Inc.                             10,100             164
-  Mariner Post-Acute Network, Inc.            35,600             162
   Apogee Enterprises, Inc.                    13,900             156
-  Cor Therapeutics, Inc.                      11,500             152
-  Scott Technologies, Inc.                     9,000             149
-  General Semiconductor, Inc.                 18,100             148
   Nature's Sunshine Inc.                       9,400             143
-  Breed Technological Inc.                    17,200             141
   Helix Technology Corp.                      10,600             138
-  North American Vaccine, Inc.                14,800             131
-  Immune Response                             11,900             129
-  Cephalon, Inc.                              13,600             122
-  Enzo Biochem, Inc.                          11,700             121
-  Plains Resources                             8,500             120
   Harmon Industries, Inc.                      4,800             111
   Hilb, Rogal and Hamilton Co.                 5,500             109
   A.M. Castle & Co.                            7,200             108
-  Vantive Corp.                               12,100              97
-  Whittaker Corp.                              5,400              91
-  Valence Technology                          12,300              89
-  U.S. Bioscience                             11,100              80
-  Plantronics, Inc.                              800              69
-  Noven Pharmaceuticals, Inc.                 10,600              58
-  Advanced Tissue Sciences Inc.               19,100              49
-  Cygnus Inc.                                 10,000              49
-  USA Detergents, Inc.                         6,800              49
-  ReSound Corp.                               10,100              38
-  Shoney's Inc.                               18,800              25
   LSB Industries, Inc.                         4,100              14
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (COST $83,097)                                              88,655
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.9%)
----------------------------------------------------------------------

                                                 FACE
                                               AMOUNT
                                                (000)
----------------------------------------------------------------------
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
   Obligations in a Pooled
   Cash Account
   4.76%, 1/4/1999                            $   572             572
   4.77%, 1/4/1999--Note G                      2,097           2,097
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $2,669)                                                2,669
----------------------------------------------------------------------
TOTAL INVESTMENTS (101.3%)
   (COST $85,766)                                              91,324
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-1.3%)                      (1,206)
----------------------------------------------------------------------
NET ASSETS (100%)                                             $90,118
======================================================================

 *See Note A in Notes to Financial Statements.
 -Non-Income-Producing Security.

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                                                (000)
----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                         $  91,324
Receivables for Investment Securities Sold                     11,817
Other Assets--Note B                                              815
                                                           -----------
 Total Assets                                                 103,956
                                                           -----------
LIABILITIES
Payables for Investment Securities Purchased                   11,177
Other Liabilities--Note G                                       2,661
                                                           -----------
    Total Liabilities                                          13,838
----------------------------------------------------------------------
NET ASSETS (100%)                                           $  90,118
======================================================================

----------------------------------------------------------------------
  AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                                               AMOUNT
                                                                (000)
----------------------------------------------------------------------
  Paid in Capital                                             $90,155
  Overdistributed Net Investment Income                           (28)
  Accumulated Net Realized Losses--Note E                      (5,567)
  Unrealized Appreciation--Note F                               5,558
----------------------------------------------------------------------
  NET ASSETS                                                  $90,118
======================================================================

  Investor Shares--Net Assets
  Applicable to 9,451,455 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                 $90,118
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
   INVESTOR SHARES                                              $9.53
======================================================================

----------------------------------------------------------------------
                                                               MARKET
SMALL-CAP VALUE                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
COMMON STOCKS (104.2%)
----------------------------------------------------------------------
-  E*TRADE Group, Inc.                         38,300      $    1,792
   Fremont General Corp.                       48,800           1,208
   CKE Restaurants Inc.                        36,200           1,066
   Commercial Federal Corp.                    42,300             981
   Earthgrains Co.                             30,000             928
-  Champion Enterprises, Inc.                  33,600             920
   D. R. Horton, Inc.                          38,800             892
-  Smithfield Foods, Inc.                      26,200             888
   Sierra Pacific Resources                    21,600             821
-  World Color Press, Inc.                     26,900             819
-  Zale Corp.                                  25,000             806
   Dallas Semiconductor Corp.                  19,700             803
   St. Paul Bancorp, Inc.                      29,012             790
   Enhance Financial Services
     Group, Inc.                               26,100             783
   Piedmont Natural Gas, Inc.                  21,400             773
-  Interim Services, Inc.                      33,000             771
   Corn Products International, Inc.           25,000             759
   Bindly Western Industries, Inc.             15,400             758
   Orion Capital Corp.                         19,000             756
-  Lattice Semiconductor Corp.                 16,400             753
-  Delphi Financial Group, Inc.                14,266             748
-  Canandaigua Brands, Inc. Class A            12,500             723
   Raymond James Financial, Inc.               33,800             714
   Aptargroup Inc.                             25,200             707
-  AnnTaylor Stores Corp.                      17,900             706
   Devon Energy Corp.                          22,600             694
   Richfood Holdings, Inc.                     33,300             691
   Atmos Energy Corp.                          21,100             680
   La-Z-Boy Inc.                               37,200             663
   Alpharma, Inc. Class A                      18,700             660
-  Eagle Hardware & Garden, Inc.               20,300             660
   Pier 1 Imports Inc.                         67,900             658
   United Water Resources, Inc.                26,200             627
-  ETEC Systems, Inc.                          15,300             612
   Bank North Group                            16,200             610
   Commonwealth Energy Systems                 15,000             607
-  Shopko Stores, Inc.                         18,200             605
-  AmeriCredit Corp.                           43,700             604
   OM Group, Inc.                              16,500             602
   Rollins Truck Leasing                       40,800             602
   NAC Re Corp.                                12,800             601
-  Anixter International Inc.                  29,200             593
   Cilcorp, Inc.                                9,600             587
-  Toll Brothers, Inc.                         26,000             587
   Werner Enterprises, Inc.                    33,100             585
-  Getchell Gold Corp.                         21,300             580
   Southwest Gas Corp.                         21,300             572
   Wicor, Inc.                                 26,200             571
   Orange & Rockland Utilities, Inc.            9,500             541
   USFreightways Corp.                         18,400             536
-  Barrett Resources Corp.                     22,300             535
-  Vertex Pharmaceuticals, Inc.                17,800             530
-  Santa Fe Energy Resources, Inc.             71,320             526
-  Integrated Health Services, Inc.            37,200             525
   Central Hudson Gas &
     Electric Corp.                            11,700             524
   United Illuminating Co.                     10,100             520
   Susquehanna Bancshares, Inc.                25,100             514
   Air Express International Corp.             23,500             511
   Downey Financial Corp.                      19,600             499
   Oakwood Homes Corp.                         32,600             495
   Hughes Supply, Inc.                         16,900             494
   Lone Star Industries, Inc.                  13,400             493
-  Hutchinson Technology, Inc.                 13,700             488
   New Jersey Resources Corp.                  12,300             486
-  Roberts Pharmaceuticals                     22,100             481
   Ruby Tuesday, Inc.                          22,400             476
   Harman International
     Industries, Inc.                          12,400             473
   MAF Bancorp, Inc.                           17,700             469
-  Superior Services Inc.                      22,800             457
   Bowne & Co., Inc.                           25,400             454
   Northwest Natural Gas Co.                   17,400             450
   Kuhlman Corp.                               11,800             447
   Capital Re Corp.                            22,200             445
   Chiquita Brands International, Inc.         46,000             440
   Riggs National Corp.                        21,600             440
-  Oak Industries, Inc.                        12,300             430
   Applebee's International, Inc.              20,800             429
   Executive Risk, Inc.                         7,800             429
   Brady Corp. Class A                         15,900             428
-  Footstar Inc.                               17,100             427
   Provident Bankshares Corp.                  16,800             418
   CTS Corp.                                    9,500             413
   Cambrex Corp.                               17,100             410
   Barnes Group, Inc.                          13,900             408
-  Photronics Labs Inc.                        17,000             407
   Florida Rock Industries, Inc.               13,100             406
-  Ralcorp Holdings, Inc.                      22,200             405
   Wolverine World Wide, Inc.                  30,600             405
   Texas Industries, Inc.                      15,000             404
   Eastern Utilities Associates                14,200             401
-  Primark Corp.                               14,800             401
   Carolina First Corp.                        15,800             400
-  Sierra Health Services                      19,000             400
   A.O. Smith Corp.                            16,300             400
   Energen Corp.                               20,400             398
   Selective Insurance Group                   19,800             398
   Mentor Corp.                                16,900             396
-  Cable Design Technologies                   21,300             394
-  Komag, Inc.                                 37,500             389
-  Prime Hospitality Corp.                     36,500             386
   Methode Electronics, Inc. Class A           24,600             384
   Kellwood Co.                                15,200             380
   Geon Co.                                    16,400             377
-  Michaels Stores, Inc.                       20,800             376
   Gerber Scientific, Inc.                     15,700             374
-  Just for Feet, Inc.                         21,400             372
   Myers Industries, Inc.                      12,900             369
   Public Service Co. of
     North Carolina, Inc.                      14,000             364
   Russ Berrie and Co., Inc.                   15,500             364
-  Timberland Co.                               8,000             364
-  Coventry Health Care Inc.                   41,100             362
-  Electro Scientific Industries, Inc.          8,000             362
-  Morrison Knudsen Corp.                      37,000             361
   Belden, Inc.                                17,000             360
   JSB Financial                                6,600             359
   The Marcus Corp.                            22,100             359
-  PhyCor, Inc.                                52,500             358

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
   Pioneer Group, Inc.                         18,100      $      357
   TNP Enterprises, Inc.                        9,300             353
-  International Rectifier Corp.               36,100             352
   Reliance Steel & Aluminum Co.               12,700             351
-  Ryan's Family Steak Houses, Inc.            28,100             348
-  VLSI Technology, Inc.                       31,800             348
   Interface, Inc.                             36,800             342
   Clarcor Inc.                                17,000             340
   John H. Harland Co.                         21,500             340
-  Yellow Corp.                                17,800             340
   Frontier Insurance Group, Inc.              26,090             336
   Regal-Beloit Corp.                          14,600             336
   Analogic Corp.                               8,900             335
-  Ionics, Inc.                                11,200             335
   Michael Foods Group, Inc.                   11,000             330
-  NCS HealthCare, Inc.                        13,900             330
   Wabash National Corp.                       16,200             329
-  American Oncology
     Resources, Inc.                           22,500             328
   Lilly Industries Inc. Class A               16,200             323
-  Hadco Corp.                                  9,200             322
-  U.S. Home Corp.                              9,500             316
   Vintage Petroleum, Inc.                     36,500             315
-  KEMET Corp.                                 27,200             306
   Stone & Webster, Inc.                        9,200             306
-  Technology Solutions Co.                    28,550             306
   Diagnostic Products Corp.                    9,800             305
   Snyder Oil Corp.                            22,900             305
   St. John Knits, Inc.                        11,700             304
-  Paxar Corp.                                 33,900             303
   Juno Lighting, Inc.                         12,900             302
   Ryland Group, Inc.                          10,400             300
-  Sola International Inc.                     17,400             300
   Guilford Mills, Inc.                        17,900             299
-  Protein Design Labs                         12,800             298
-  Benchmark Electronics, Inc.                  8,100             297
-  Landstar System                              7,300             297
-  Digital Microwave Corp.                     43,200             296
   Authentic Fitness Corp.                     16,100             294
-  Kirby Corp.                                 14,700             293
   Standard Pacific Corp.                      20,500             290
-  Vanstar Corp.                               31,300             290
   Wynn's International Inc.                   13,100             290
   Commercial Metals Co.                       10,400             289
-  Kulicke & Soffa Industries, Inc.            16,200             288
-  Midway Games Inc.                           26,100             287
   Universal Forest Products, Inc.             14,300             287
   Watsco, Inc.                                17,150             287
   Anchor Bancorp Wisconsin Inc.               11,900             286
   Norrell Corp.                               19,400             286
   TJ International, Inc.                      11,100             285
   The Stride Rite Corp.                       32,500             284
-  M.S. Carriers, Inc.                          8,600             283
-  IHOP Corp.                                   7,000             280
-  Marshall Industries                         11,400             279
-  Fritz Cos., Inc.                            25,500             276
-  CDI Corp.                                   13,600             275
   Zenith National Insurance Corp.             11,900             275
   MDC Holdings, Inc.                          12,800             274
   Fleming Cos., Inc.                          26,300             273
-  Amresco, Inc.                               31,000             271
   Cash America International Inc.             17,600             267
   Kaman Corp. Class A                         16,600             267
   Pillowtex Designs                           10,000             267
-  Checkpoint Systems, Inc.                    21,400             265
-  S3, Inc.                                    36,000             265
-  Insituform Technologies Class A             18,200             264
-  Vicor Corp.                                 29,300             264
   ChemFirst Inc.                              13,300             263
-  Franklin Covey Co.                          15,700             263
   Cabot Oil & Gas Corp. Class A               17,300             259
   Mississippi Chemical Corp.                  18,400             258
   Trenwick Group Inc.                          7,900             258
-  Tuboscope Inc.                              31,700             258
-  FileNet Corp.                               22,300             256
-  American Freightways                        22,100             255
   Dain Rauscher Corp.                          8,600             254
   The Toro Co.                                 8,900             254
-  Input/Output, Inc.                          34,600             253
   Luby's Cafeterias, Inc.                     16,300             252
-  Discount Auto Parts Inc.                    11,400             250
-  Pride International Inc.                    35,190             249
-  Silicon Valley Bancshares                   14,500             247
   Valmont Industries, Inc.                    17,800             247
-  The Dress Barn, Inc.                        16,200             246
-  Kent Electronics Corp.                      19,200             245
   Justin Industries, Inc.                     18,500             243
   Winnebago Industries, Inc.                  16,000             242
-  Datascope Corp.                             10,500             241
   Intermet Corp.                              18,300             239
-  Goody's Family Clothing                     23,600             237
-  Oceaneering International, Inc.             15,800             237
   Standex International Corp.                  9,000             236
   Dimon Inc.                                  31,600             235
-  Harbinger Corp.                             29,200             234
-  Ultratech Stepper, Inc.                     14,600             234
   Standard Products Co.                       11,300             230
-  Volt Information Sciences Inc.              10,200             230
   Sturm, Ruger & Co., Inc.                    19,100             228
-  Dialogic Corp.                              11,500             226
-  GC Cos.                                      5,400             225
-  Griffon Corp.                               21,100             224
   Merrill Corp.                               11,600             224
-  Stein Mart, Inc.                            32,100             224
   Quanex Corp.                                 9,900             223
   Standard Motor Products, Inc.                9,200             223
   National Presto Industries, Inc.             5,200             222
   Brown Group, Inc.                           12,600             221
-  Cooper Cos., Inc.                           10,600             219
   Chemed Corp.                                 6,500             218
   Bassett Furniture Industries, Inc.           9,000             217
   Thor Industries, Inc.                        8,500             217
   Applied Industrial Technology, Inc.         15,400             214
-  Microage, Inc.                              13,900             214
   Thomas Industries, Inc.                     10,900             214
   Connecticut Energy Corp.                     7,000             213
-  Syncor International Corp.                   7,800             213
-  Genesis Health Ventures Inc.                24,200             212
   Skyline Corp.                                6,500             211
   AMCOL International Corp.                   21,300             210
-  Jo-Ann Stores, Inc. Class A                 13,000             210
-  Wolverine Tube, Inc.                        10,000             210

----------------------------------------------------------------------
                                                               MARKET
SMALL-CAP VALUE                                                VALUE*
INDEX FUND                                     SHARES           (000)
----------------------------------------------------------------------
   Aquarion Co.                                 5,100      $      209
   Park Electrochemical Corp.                   7,200             206
   Consumers Water Co.                          6,400             201
-  Coherent, Inc.                              16,100             200
-  Seitel, Inc.                                16,100             200
   Brush Wellman, Inc.                         11,400             199
-  RTI International Metals                    14,200             199
-  Sunrise Medical, Inc.                       15,700             195
   Arctic Cat, Inc.                            19,000             194
   Cato Corp. Class A                          19,400             191
-  Magellan Health Services, Inc.              22,600             189
-  Speedfam International, Inc.                11,000             188
   Pennsylvania Enterprises Inc.                7,100             181
   CPI Corp.                                    6,800             180
-  Banctec, Inc.                               14,200             178
-  NFO Worldwide, Inc.                         15,300             176
-  PictureTel Corp.                            26,500             176
-  Offshore Logistics, Inc.                    14,700             175
   IMCO Recycling, Inc.                        11,300             174
-  Primadonna Resorts, Inc.                    19,700             174
   Schweitzer-Mauduit
     International, Inc.                       11,200             173
   Lawson Products, Inc.                        7,500             172
   Dames & Moore Group                         13,100             169
   Pioneer Standard Electronics Inc.           17,900             168
-  Wall Data Inc.                               7,000             168
   Oxford Industries, Inc.                      5,900             167
   American States Water Co.                    6,100             166
   Robbins & Myers, Inc.                        7,500             166
-  Global Industrial Technologies, Inc.        15,400             165
   Republic Group Inc.                          8,200             165
-  Landry's Seafood Restaurants, Inc.          21,800             163
-  Pool Energy Service Co.                     15,100             163
-  Carmike Cinemas, Inc. Class A                8,000             162
-  McWorter Technologies Inc.                   7,100             162
-  Gardner Denver Inc.                         10,900             161
   Vital Signs, Inc.                            9,200             161
-  Electroglas, Inc.                           13,600             160
   Pittston BAX Group                          14,400             160
   Fedders Corp.                               27,300             159
-  Mesa Air Group Inc.                         20,400             159
-  Aztar Corp.                                 31,000             157
-  Priority Healthcare Corp.                    3,002             156
-  Books-a-Million Inc.                        11,900             155
-  Network Equipment
     Technologies, Inc.                        14,900             154
-  Regeneron Pharmaceuticals, Inc.             20,900             154
-  SpaceLabs Medical, Inc.                      6,700             154
   Daniel Industries, Inc.                     12,500             152
   Telxon Corp.                                10,900             151
-  Bombay Co.                                  26,700             148
-  Integrated Circuit Systems, Inc.             8,400             148
   Cascade Natural Gas Corp.                    8,000             145
-  Hollywood Park, Inc.                        17,500             145
-  Hecla Mining Co.                            39,700             144
-  General Communication, Inc.                 35,200             143
   Thomas Nelson, Inc.                         10,600             143
   Titan International, Inc.                   15,100             143
-  J & J Snack Foods Corp.                      6,300             141
-  Circon Corp.                                 9,300             139
   Huffy Corp.                                  8,400             139
   St. Mary Land & Exploration Co.              7,500             139
-  Players International, Inc.                 22,300             138
   Innovex, Inc.                               10,000             137
-  Gibson Greetings, Inc.                      11,300             134
-  Hartmarx Corp.                              23,900             134
   Southwestern Energy Co.                     17,700             133
   Lindsay Manufacturing Co.                    8,900             132
   Phillips-Van Heusen Corp.                   18,300             132
-  Allen Telecom Inc.                          19,600             131
-  Jan Bell Marketing Inc.                     20,300             131
-  Lydall, Inc.                                10,700             127
   Simpson Industries, Inc.                    13,100             127
-  WHX Corp.                                   12,300             124
   K2 Inc.                                     11,900             123
   Amcast Industrial Corp.                      6,300             120
-  Pharmaceutical Markets                       8,300             119
-  P-Com, Inc.                                 29,500             118
   Hancock Fabrics, Inc.                       13,800             116
   Angelica Corp.                               6,200             115
   BMC Industries, Inc.                        18,400             115
-  Trimble Navigation Ltd.                     15,800             115
-  Hologic, Inc.                                9,400             114
-  Rural/Metro Corp.                           10,400             114
   TCBY Enterprises, Inc.                      16,230             114
   Butler Manufacturing Co.                     5,000             112
   Quaker Chemical Corp.                        6,200             112
   Nash-Finch Co.                               7,800             111
   O'Sullivan Corp.                            11,210             111
-  The Sports Authority, Inc.                  21,110             111
   Commonwealth Industries Inc.                11,700             110
-  Gymboree Corp.                              17,300             110
   X-Rite Inc.                                 14,200             110
-  CustomTracks Corp.                          10,000             107
-  California Microwave, Inc.                  11,300             106
-  Building Materials Holding Corp.             8,700             105
-  Cone Mills Corp.                            18,700             105
-  TETRA Technologies, Inc.                     9,600             105
-  Flow International Corp.                    10,700             104
-  TBC Corp.                                   14,600             104
-  Digi International, Inc.                     9,300             103
   Lillian Vernon Corp.                         6,100             101
-  HS Resources Inc.                           13,200             100
-  Applied Magnetics Corp.                     16,070              99
-  Summit Technology, Inc.                     22,700              99
   Delta Woodside                              16,200              97
-  Insurance Auto Auctions, Inc.                8,200              97
   K-Swiss, Inc.                                3,600              97
   Frozen Food Express
     Industries, Inc.                          12,100              95
-  Halter Marine Group, Inc.                   19,500              95
-  Material Sciences Corp.                     11,200              95
   Watkins-Johnson Co.                          4,500              92
   The Rival Co.                                6,700              90
   Central Vermont Public
     Service Corp.                              8,400              87
-  Arkansas Best Corp.                         14,500              85
-  C-COR Electronics, Inc.                      6,200              85
-  Standard Microsystem                        10,700              84
   Birmingham Steel Corp.                      19,900              83
-  Auspex Systems, Inc.                        18,900              82
-  Exabyte Corp.                               14,900              82

----------------------------------------------------------------------
                                                               MARKET
                                                               VALUE*
                                               SHARES           (000)
----------------------------------------------------------------------
-  Cyrk International, Inc.                    10,500      $       79
   Penford Corp.                                4,900              78
-  Compdent Corp.                               7,400              77
   Pope & Talbot, Inc.                          9,200              77
-  Alliance Pharmaceutical Corp.               22,700              74
-  Three-Five Systems, Inc.                     5,400              74
-  Bell Industries, Inc.                        6,400              73
-  Symmetricom Inc.                            10,800              72
-  Itron, Inc.                                  9,900              71
-  Taco Cabana                                  9,100              71
-  RailTex, Inc.                                6,100              69
-  Coeur D'Alene Mines Corp.                   14,460              67
-  Galey & Lord                                 7,800              67
   Haggar Corp.                                 5,900              67
   The Dixie Group, Inc.                        8,100              66
-  E. Gottschalk & Co., Inc.                    8,500              65
-  Bangor Hydro-Electric Co.                    4,900              63
   A.T. Cross Co. Class A                      11,110              60
-  Nashua Corp.                                 4,500              60
   KCS Energy, Inc.                            19,400              59
-  Benton Oil & Gas Co.                        19,500              58
-  Au Bon Pain Co., Inc.                        8,400              57
-  Intermagnetics General Corp.                 9,324              57
   Steel Technologies, Inc.                     8,400              57
   J. Baker, Inc.                               9,500              55
-  Ashworth, Inc.                               9,500              53
-  Centigram Communications                     5,400              53
-  Southern Energy Homes, Inc.                  8,700              53
-  Royal Appliance
     Manufacturing Co.                         14,100              52
-  Swiss Army Brands, Inc.                      5,200              50
-  Glamis Gold, Ltd.                           25,500              48
   Spartan Motors, Inc.                         8,300              48
-  Remington Oil & Gas Corp.                   14,800              47
-  DAMARK International, Inc.                   5,700              46
   Green Mountain Power Corp.                   3,500              37
-  Hauser, Inc.                                 8,300              37
-  Molecular Biosystems, Inc.                  12,600              37
-  Walbro Corp.                                 5,500              35
-  TCSI Corp.                                  14,700              31
-  Lechters Corp.                              12,300              30
   Insteel Industries, Inc.                     5,800              28
-  Johnston Industries, Inc.                    8,300              26
----------------------------------------------------------------------
TOTAL COMMON STOCKS
   (Cost $128,650)                                            117,282
----------------------------------------------------------------------

                                                 FACE          MARKET
                                               AMOUNT          VALUE*
                                                (000)           (000)
----------------------------------------------------------------------
TEMPORARY CASH INVESTMENTS (2.3%)
----------------------------------------------------------------------
U.S. TREASURY BILL
   4.046%, 1/14/1999                          $   100      $      100
REPURCHASE AGREEMENTS
Collateralized by U.S. Government
     Obligations in a Pooled
     Cash Account
     4.76%, 1/4/1999                              158             158
     4.77%, 1/4/1999--Note G                    2,373           2,373
----------------------------------------------------------------------
TOTAL TEMPORARY CASH INVESTMENTS
   (COST $2,631)                                                2,631
----------------------------------------------------------------------
TOTAL INVESTMENTS (106.5%)
   (COST $131,281)                                            119,913
----------------------------------------------------------------------
OTHER ASSETS AND LIABILITIES--NET (-6.5%)                      (7,348)
----------------------------------------------------------------------
NET ASSETS (100%)                                            $112,565
======================================================================

*See Note A in Notes to Financial Statements.

-Non-Income-Producing Security.

----------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
----------------------------------------------------------------------
ASSETS
Investments in Securities, at Value                          $119,913
Receivables for Investment Securities Sold                     14,524
Other Assets--Note B                                              718
                                                            ----------
 Total Assets                                                 135,155
                                                            ----------
LIABILITIES
Payables for Investment Securities Purchased                   19,053
Other Liabilities--Note G                                       3,537
                                                            ----------
    Total Liabilities                                          22,590
----------------------------------------------------------------------
NET ASSETS (100%)                                            $112,565
======================================================================

----------------------------------------------------------------------
  AT DECEMBER 31, 1998, NET ASSETS CONSISTED OF:
----------------------------------------------------------------------
                                                               AMOUNT
                                                                (000)
----------------------------------------------------------------------
  Paid in Capital                                            $123,517
  Overdistributed Net Investment Income                           (66)
  Accumulated Net Realized Gains                                  482
  Unrealized Depreciation--Note F                             (11,368)
----------------------------------------------------------------------
  NET ASSETS                                                 $112,565
======================================================================

  Investor Shares--Net Assets
  Applicable to 12,885,489 outstanding $.001
    par value shares of beneficial interest
    (unlimited authorization)                                $112,565
----------------------------------------------------------------------
  NET ASSET VALUE PER SHARE--
   INVESTOR SHARES                                              $8.74
======================================================================

REPORT OF INDEPENDENT
ACCOUNTANTS

[PHOTO]

To the Shareholders and Trustees of
Vanguard U.S. Stock Index Funds

In our opinion, the accompanying statements of net assets (and statements of assets and liabilities for Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Growth Index Fund, and Vanguard Small-Cap Value Index Fund) and the related statements of operations and of changes in net assets and the financial highlights appearing in the Annual Report to Shareholders present fairly, in all material respects, the financial position of Vanguard Extended Market Index Fund, Vanguard Mid-Cap Index Fund, Vanguard Small-Cap Index Fund, Vanguard Small-Cap Growth Index Fund, and Vanguard Small-Cap Value Index Fund (separate funds of Vanguard U.S. Stock Index Funds, hereafter referred to as the "Funds") at December 31, 1998, and the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with generally accepted accounting principles. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with generally accepted auditing standards which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 1998 by correspondence with the custodian and brokers, provide a reasonable basis for the opinion expressed above.

PricewaterhouseCoopers LLP

Thirty South Seventeenth Street
Philadelphia, Pennsylvania 19103

February 2, 1999

SPECIAL 1998 TAX INFORMATION (UNAUDITED) FOR VANGUARD U.S. STOCK INDEX FUNDS (MID- AND SMALL-CAPITALIZATION PORTFOLIOS)

This information for the fiscal year ended December 31, 1998, is included pursuant to provisions of the Internal Revenue Code.

     The funds distributed capital gain dividends (from net long-term capital gains) to shareholders during the fiscal year ended December 31, 1998, all of which are designated as a 20% rate gain distribution, as follows:

        ------------------------------------------------------
                                                  TOTAL
                                              CAPITAL GAINS
        INDEX FUND                              DIVIDENDS
        ------------------------------------------------------
        Extended Market                          $205,619
        Mid-Cap                                       217
        Small-Cap                                 181,512
        ------------------------------------------------------

     For corporate shareholders, the percentage of investment income (dividend income plus short-term gains, if any) that qualifies for the dividends-received deduction is as follows:

        ------------------------------------------------------
        INDEX FUND                               PERCENTAGE
        ------------------------------------------------------
        Extended Market                               46.7%
        Mid-Cap                                        7.0
        Small-Cap                                     59.0
        Small-Cap Growth                              84.4
        Small-Cap Value                               62.2
        ------------------------------------------------------

                                                                 F980-02/23/1999